UNITED STATES SECURITIES AND EXCHANGE COMMISSION
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Aphton Corporation

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APHTON CORPORATION

8 Penn Center, Suite 2300
1628 JFK Boulevard
Philadelphia, Pennsylvania 19103

To Our Stockholders:

      We cordially invite you to attend the Special Meeting of Stockholders to be held on Tuesday, March 22, 2005, at Aphton Corporation, 8 Penn Center, Suite 2300, 1628 JFK Boulevard, Philadelphia, Pennsylvania 19103. The meeting will start promptly at 10:00 a.m.

      The attached Notice of Special Meeting and the Proxy Statement describe the formal business to be transacted at the Special Meeting.

      It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date, and return the enclosed proxy card in the envelope, vote electronically using the Internet or vote via telephone according to the instructions on the proxy card. If you attend the meeting, you may vote your shares personally, even though you have previously designated a proxy. The items to be considered at the meeting include the approval of the issuance of 21,500,000 shares of our common stock in connection with our acquisition of Igeneon AG, the approval of an amendment to our Amended and Restated Certificate of Incorporation increasing the number of authorized shares of all classes of stock that we may issue so that we have a sufficient number of shares of common stock to issue in the acquisition of Igeneon AG and transaction of such other business as may properly come before the meeting and any adjournments or postponements thereof.

      We sincerely hope you will be able to attend and participate in our Special Meeting of Stockholders.

APHTON CORPORATION

Philip C. Gevas
Chairman

APHTON CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held March 22, 2005

To Our Stockholders:

      We will hold our Special Meeting of Stockholders on Tuesday, March 22, 2005, at 10:00 a.m. Our meeting will be held at Aphton Corporation, 8 Penn Center, Suite 2300, 1628 JFK Boulevard, Philadelphia, Pennsylvania 19103. If you owned common stock at the close of business on February 10, 2005, you may vote at this meeting or any adjournments or postponements thereof.

      At the meeting, we plan to:

1.	consider and vote on the issuance of 21,500,000 shares of our common stock in connection with our proposed acquisition of all of the equity securities of Igeneon AG;

2.	consider and vote on an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of all classes of stock that we may issue from 64,000,000 shares to 104,000,000 shares, of which 4,000,000 shares shall be classified as preferred stock and 100,000,000 shares shall be classified as common stock; and

3.	transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Our Board of Directors is not aware of any other proposals for the March 22, 2005 meeting.

      It is important that your common stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by signing, dating, and returning the enclosed proxy card, voting electronically using the Internet or using the telephone voting procedures. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

APHTON CORPORATION

Philip C. Gevas
Chairman

Philadelphia, Pennsylvania

February 16, 2005

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND IN PERSON.

i

APHTON CORPORATION

8 Penn Center, Suite 2300
1628 JFK Boulevard
Philadelphia, Pennsylvania 19103

PROXY STATEMENT

INFORMATION ABOUT THE MEETING

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Aphton Corporation for our Special Meeting of Stockholders to be held on Tuesday, March 22, 2005 at 10:00 a.m. Our Special Meeting will be held at Aphton Corporation, 8 Penn Center, Suite 2300, 1628 JFK Boulevard, Philadelphia, Pennsylvania 19103. This proxy statement and the accompanying proxy are first being mailed to stockholders on or about February 16, 2005.

PURPOSES OF THE MEETING

      At the special meeting, our stockholders will consider and vote upon the following matters:

1.	the issuance of 21,500,000 shares of our common stock in connection with our proposed acquisition of all of the equity securities of Igeneon AG;

2.	consider and vote on an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of all classes of stock that we may issue from 64,000,000 shares to 104,000,000 shares, of which 4,000,000 shares shall be classified as preferred stock and 100,000,000 shares shall be classified as common stock; and

3.	to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND IN PERSON.

SUMMARY TERM SHEET

      This summary term sheet describes the material terms of the proposals that you will be voting on at the Special Meeting of Stockholders. Proposal 1 relates to the issuance of shares of our common stock in connection with our proposed acquisition of Igeneon Krebs-Immuntherapie Forschungs-und Entwicklungs AG (“Igeneon”). Proposal 2 relates to increasing the number of authorized shares of all classes of stock that we may issue so that we have a sufficient number of shares of common stock to issue in the acquisition of Igeneon. This summary term sheet also describes the material terms of our proposed acquisition of Igeneon. You will not be voting on the proposed acquisition, but we are describing its material terms because the shares that are the subject of Proposal 1 are issuable in connection with the proposed acquisition. To better understand Proposal 1 and the proposed acquisition, as well as the other proposals that you are voting on at the Special Meeting, you should carefully read this entire document, its attachments and the other documents to which we refer. The information presented in this proxy statement relating to Igeneon, including its business, operations and financial statements, has been obtained from, and is the responsibility of, Igeneon.

When did we agree to acquire Igeneon?

      On December 14, 2004, we entered into a Stock Purchase Agreement pursuant to which we agreed to acquire all of the equity securities of Igeneon, conditioned upon our stockholders’ approval of the issuance of shares of our common stock in connection with the proposed acquisition, and amending our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of all classes of stock that we may issue, so that we have a sufficient number of shares of common stock to issue in the acquisition of Igeneon. See “Proposal 1 — The Igeneon Acquisition” beginning on page 16.

What is the purchase price for Igeneon?

      The aggregate purchase price for all of the equity securities of Igeneon is:

•	21,500,000 shares of our common stock; and

•	$25,000 in cash.

      At the closing, 3,225,000 shares out of the 21,500,000 shares of our common stock being issued, will be placed in an escrow account in order to secure indemnity obligations of the sellers in connection with the following:

•	any breach or violation of any of the representations, warranties, covenants or agreements of Igeneon in the Stock Purchase Agreement; and

•	for the amount, as of the Closing Date, by which the sum of (1) (a) Igeneon’s Adjusted Cash Balance (as defined in the Stock Purchase Agreement) less (b) the Cash Calculation (as defined in the Stock Purchase Agreement) plus (2) (x) the Total Liabilities Calculation (as defined in the Stock Purchase Agreement) less (y) Igeneon’s Starting Total Liabilities Balance (as defined in the Stock Purchase Agreement) is greater than zero. See “Proposal 1 — The Igeneon Acquisition” beginning on page 16.

What are stockholders being asked to vote on with respect to the proposed acquisition of Igeneon?

      Stockholders are being asked to approve the issuance of 21,500,000 shares of our common stock. In addition, stockholders are being asked to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of all classes of stock that we may issue from 64,000,000 shares to 104,000,000 shares, of which 4,000,000 shares shall be classified as preferred stock and 100,000,000 shares shall be classified as common stock so that we have a sufficient number of shares of common stock to issue in the acquisition of Igeneon. See “Proposal 1 — Stockholder Approval Required” on page 15 and “Proposal 2 — Purpose” on page 56.

What effects will the proposed issuances of common stock have on stockholders?

      The issuances of common stock upon the closing of the proposed acquisition of Igeneon would result in a dilution in the percentage of ownership interest of our existing stockholders. Following the acquisition, our current stockholders will own approximately 64% of our outstanding common stock and the stockholders of Igeneon will own approximately 36% of our outstanding common stock. See “Proposal 1 — Effect of Stock Issuances” on page 15.

Why do stockholders have to approve the issuance of shares of our common stock in connection with the proposed acquisition of Igeneon?

      Nasdaq rules require that our stockholders approve the issuance of more than 20% of our common stock in any acquisition. Because the issuance of shares of our common stock upon the closing of the proposed acquisition of Igeneon will exceed 20% of our currently outstanding shares, we are required to seek stockholder approval before we can close the proposed acquisition and issue those shares. See “Proposal 1 — Stockholder Approval Required” on page 15.

Why was stockholder approval not required for entering into the Stock Purchase Agreement?

      Under Delaware law and Nasdaq rules, stockholder approval was not required to enter into the Stock Purchase Agreement. Nasdaq rules do require, however, that our stockholders approve the issuance of shares of our common stock to be issued in connection with the proposed acquisition, because the issuance will exceed 20% of our currently outstanding shares. See “Proposal 1 — Stockholder Approval Required” on page 15.

What vote is required to approve Proposal 1?

      Nasdaq rules require that in order to approve Proposal 1, a majority of the votes cast by our stockholders is required to approve the proposal. See “Proposal 1 — Vote Required” on page 16.

What vote is required to approve Proposal 2?

      Delaware law requires that in order to approve Proposal 2, a majority of the outstanding shares is required to approval the proposal. See “Proposal 2 — Vote Required” on page 57.

Are there appraisal rights?

      Stockholders will not be entitled to appraisal rights under the Delaware General Corporation Law in connection with the proposed acquisition or the amendment to our Amended and Restated Certificate of Incorporation. See “Proposal 1 — The Igeneon Acquisition — No Appraisal Rights” on page 25.

What are the tax implications of the proposed acquisition?

      We do not anticipate that the proposed acquisition will have any material tax implication to our company. See “Proposal 1 — The Igeneon Acquisition — Certain Federal Income Tax Consequences” on page 25.

What is the Board of Directors’ recommendation on how to vote?

      Our Board of Directors unanimously recommends that you vote FOR the approval of Proposal 1 and Proposal 2. See “Proposal 1 — Recommendation of the Board of Directors” on page 16, “Proposal 1 — The Igeneon Transaction — Purposes of the Igeneon Acquisition; Board of Directors Recommendation” on page 17 and “Proposal 2 — Recommendation of the Board of Directors” on page 57.

General Information About the Special Meeting and Voting

Why did you send me this proxy statement?

      We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes the information you need to know to vote at the Special Meeting on Tuesday, March 22, 2005, and at any adjournment of the meeting, for the purposes indicated in the accompanying Notice of Special Meeting of Stockholders.

Who can vote?

      You may vote your common stock if our records show you owned your shares at the close of business on the record date, which is February 10, 2005. On the record date, there were 37,899,598 shares of our common stock outstanding, with a par value of $0.001 per share. Holders of our common stock are entitled to one vote per share held as of the record date.

How do I vote?

      You may vote: (1) in person by attending the meeting, (2) by mail by completing, signing, dating, and returning the enclosed proxy card, (3) electronically by using the Internet or (4) by telephone. To vote your proxy card by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card. To vote your proxy electronically by using the Internet or to vote your proxy by telephone, see the instructions on the proxy card and have the proxy card available when you access the Internet web site or place your telephone call. If you hold your shares through a broker, bank, or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

      Proxies duly executed and received in time for the meeting will be voted in accordance with your instructions. If no instructions are given, proxies will be voted as follows:

1.	FOR the issuance of 21,500,000 shares of our common stock in connection with our proposed acquisition of all of the equity securities of Igeneon;

2.	FOR the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of all classes of stock that we may issue from 64,000,000 shares to 104,000,000 shares, of which 4,000,000 shares shall be classified as preferred stock and 100,000,000 shares shall be classified as common stock; and

3.	In the discretion of the proxy holders, FOR or AGAINST such other business as may properly come before the meeting or any adjournment or postponement thereof.

What if other matters come up at the Special Meeting?

      The matters described in this proxy statement are the only matters we know will be voted on at the Special Meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

How can I revoke or change my vote?

      Proxies may be revoked at any time prior to the meeting in the following ways:

•	by giving written notice of revocation to our Secretary;

•	by giving a later dated proxy;

•	by changing your vote on the Internet website;

•	by using the telephone voting procedures; or

•	by attending the meeting and voting in person.

      If you choose to revoke your proxy by giving written notice to our Secretary, please note that your revocation will not be effective until received by us at or prior to the meeting.

What do I do if my shares are held in “street name”?

      If your shares are held in the name of your broker or other nominee, that party should give you instructions for voting your shares.

What constitutes a quorum?

      Under Delaware law and our Bylaws, the presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast on the matter at the Special Meeting constitutes a quorum. Abstentions and broker non-votes will count for purposes of determining if there is a quorum present at the Special Meeting. In the event there are not sufficient votes for a quorum to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

Who pays for this proxy solicitation?

      We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We may request persons holding shares in their names for others to forward soliciting materials to our principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

Who can help answer my questions?

      If you have any questions concerning any proposal or the Special Meeting, or if you would like additional copies of the proxy statement or if you will need special assistance at the meeting, please call James F. Smith, our Chief Financial Officer, at (215) 218-4340.

      You are requested, regardless of the number of shares you hold, to sign the attached proxy card and return it promptly in the enclosed envelope.

EXCHANGE RATES

      The financial statements and other financial data for Igeneon are stated in Euros. The table below sets forth, for the periods indicated, the average, high, low and period-end exchange rate for US dollars for the purchase of the Euro, expressed in US dollars per EUR. As of February 11, 2005, the exchange rate for US dollars per EUR was 1.2864. We do not represent that the Euro could be converted into US dollars at these or at any other rate.

	Exchange Rate(1)

Period	Low	High	Average(2)	Period End

	(US dollars per EUR)
1999	1.0016	1.1812	1.0588	1.0070
2000	0.8270	1.0335	0.9207	0.9388
2001	0.8370	0.9535	0.8909	0.8901
2002	0.8594	1.0485	0.9495	1.0485
2003	1.0361	1.2597	1.1411	1.2597
September 30, 2004	1.1802	1.2853	1.2243	1.2417

(1)	Based on the US Federal Reserve Bank noon buying rate for the Euro.

(2)	The average rate for each period is calculated by using the average of the exchange rates on the last day of each month during the period.

RISKS RELATING TO THE ACQUISITION OF IGENEON

      In addition to the other information included in this proxy statement, including the matters addressed in “Forward-Looking Statements,” you should carefully consider the following risks before deciding whether to vote for approval of the issuance of our shares of common stock in the acquisition of Igeneon (the “Igeneon Acquisition”). These risks include risks related to the acquisition and to the operations of Igeneon. Like Aphton, Igeneon is a biopharmaceutical company, and therefore in addition to the risks stated below, Igeneon’s operations are subject to the same type of industry related risks which we set forth in our Form 10-K for the year ended December 31, 2003 (our “Form 10-K”) which is incorporated by reference into this proxy statement under the heading “Risks Relating to the Industry.” You should also read and consider the risks associated with our business which can be found in our Form 10-K. Additional risks and uncertainties may adversely affect the Igeneon Acquisition and Aphton following the Igeneon Acquisition.

We may not realize all of the anticipated benefits of the acquisition.

      The success of the Igeneon Acquisition will depend, in part, on our ability to realize the anticipated synergies and growth opportunities from integrating our businesses with the businesses of Igeneon. Our success in realizing these benefits and the timing of this realization depend upon the successful integration of the operations of Igeneon. The integration of two independent companies is a complex, costly and time-consuming process.

      The difficulties of combining the operations of the companies include, among others:

•	consolidating research and development operations;

•	retaining key employees;

•	consolidating corporate and administrative infrastructures;

•	preserving the research and development, distribution, marketing, promotion and other important relationships of Aphton and Igeneon;

•	minimizing the diversion of management’s attention from ongoing business concerns; and

•	coordinating geographically separate organizations.

      We cannot assure you that the integration of Igeneon with us will result in the realization of the full benefits anticipated by us to result from the Igeneon Acquisition.

The issuance of common stock in the Igeneon Acquisition will have a dilutive effect on voting rights, earnings per share and stockholders’ equity.

      The Igeneon Acquisition will result in our issuing an aggregate of 21,500,000 shares of our common stock. This issuance will result in substantial and immediate dilution to your percentage ownership of common stock, as the shareholders of Igeneon will own 36% of our common stock following the completion of the Igeneon Acquisition. Additionally, the earnings per share and stockholders’ equity per share will be reduced as a result of the increase in the number of shares of our common stock issued and outstanding.

Risks Relating to Igeneon

Igeneon’s business model relies on a limited number of cancer treatment product candidates, most of which are at an early stage of development, and Igeneon may fail to successfully develop and commercialize any one or all of these products.

      To date Igeneon has only two product candidates in clinical development. Igeneon has not yet completed the development and commercialization of any new product candidates based on Igeneon’s cancer immunotherapy technology. The product candidate that has advanced the farthest in Igeneon’s development pipeline, the cancer vaccine IGN101, is currently in phase II/ III clinical trials. Igeneon does not expect to file for regulatory approval for IGN101 or any of Igeneon’s other treatment candidates, or to launch IGN101 in the market for several more years.

      Cancer immunotherapy has resulted in only a few commercially available pharmaceutical products to date. In order to develop and commercialize Igeneon’s product candidates, we will have to perform significant clinical testing, obtain regulatory approvals and spend substantial capital resources. In doing so, we will incur a high degree of risk and uncertainty inherent in the development of any new drug or treatment. These risks include the possibility that:

•	Igeneon’s products will not be effective;

•	Igeneon’s products will not be safe;

•	Igeneon’s products will fail to receive regulatory approval;

•	Igeneon’s products will be difficult to manufacture on a commercial scale, or even on a scale sufficient for clinical testing;

•	clinical endpoints will be inadequate for regulatory approval;

•	third parties will market similar or superior products;

•	Igeneon’s products will be uneconomical to market;

•	Igeneon’s products will not achieve market acceptance; or

•	proprietary rights of third parties will preclude the marketing of Igeneon’s products.

      These risks apply to each individual product candidate in Igeneon’s development pipeline, in particular to each of Igeneon’s two lead product candidates. Igeneon’s product portfolio currently includes only two lead product candidates and does not contain any products that are already on the market or otherwise generating revenues. If any of the risks mentioned above were to materialize for even one of Igeneon’s two lead product candidates and, as a consequence, we were unable to fully develop or commercialize that product, it could have material adverse consequences on Aphton’s financial situation and severely harm Aphton’s business.

Clinical trials may be delayed or may fail to demonstrate that Igeneon’s product candidates are effective or safe.

      In order to develop and produce marketable and revenue-generating cancer treatment products and to obtain regulatory approval for the sale of these products, we must demonstrate that Igeneon’s treatment candidates are effective and safe for use in humans through extensive preclinical and human clinical trials. Clinical trials are expensive and may take years to complete, and their results are uncertain. Igeneon has two lead product candidates in clinical development, one of which is in phase II/ III clinical trials and one of which is currently in a phase I clinical trial. We cannot be sure that we will obtain the necessary authorizations to conduct further clinical trials for these product candidates or to start clinical testing for product candidates that are currently in research or preclinical development.

      In addition, we cannot be sure that we will complete authorized clinical testing within the time we project or that we will be able to do so without significant additional resources or expertise. Completion of clinical trials depends on various factors, including: the indication, the size of the patient population, the number of patients to be enrolled, patient recruitment, the nature of the clinical protocol, the eligibility criteria for the trial, competition for trial patients, availability of sufficient quantities of a trial medication, the safety of the product, the assistance of third parties, such as clinical research organizations and clinical investigators, and regulatory compliance.

      Historically, favorable results from preclinical testing and early clinical trials have often not been confirmed in later clinical trials. Many companies in the pharmaceutical industry have experienced significant set-backs in advanced clinical trials or during the regulatory approval process, despite promising earlier results. Regulators may prohibit us from commencing initial or further clinical trials if Igeneon’s proposals do not meet the relevant regulatory standards. Moreover, we, Igeneon’s collaborators or regulators may suspend or terminate clinical trials if the results of the trials are negative, if the participating subjects or patients are exposed to unacceptable health risks or if we experience undue delays in patient enrollment. The effects of Igeneon’s potential products may be different than expected or may include undesirable side effects that preclude regulatory approval or limit the commercial use if approved. If we fail to complete clinical trials successfully or if the results of these trials are not satisfactory, it could have material adverse consequences on Igeneon’s financial situation and Igeneon’s business could be significantly harmed.

Immunotherapy may not prove effective or may produce side effects.

      Immunotherapy, a treatment approach seeking to mobilize a cancer patient’s own immune system to destroy tumor cells, is still controversial in the scientific community. To date, only a limited number of antibody-based and vaccine-type immunotherapy products have been approved, and only for very few indications. The basis for most immunotherapeutic treatment approaches under development for cancer is the observation that cancer cells express or over express certain proteins (known as antigens) on their surfaces. Immunotherapy seeks to manipulate the body’s immune system to target these antigens and destroy the cancer cells that express or over express them. Immunotherapy has failed in certain instances in the past, however, because, among other reasons,

•	the therapy failed to elicit a sufficiently strong immune response against the target antigens;

•	the immune response did not translate into a clinically relevant effect; and

•	cancer cells may, through various biochemical mechanisms, escape an immune response.

      In addition, certain immunotherapy products may produce serious side effects. Many antibody-based therapies have shown toxicity in clinical trials.

Igeneon has a history of losses and we expect that its operations will continue to incur additional losses for the foreseeable future.

      Igeneon has incurred net operating losses since it began operations in 1999. These operating losses have resulted principally from costs incurred in conducting Igeneon’s research program and extensive preclinical studies and clinical trials. Over the foreseeable future, we expect to incur substantial additional operating expenses in connection with (1) research and development of Igeneon’s current product pipeline, (2) preclinical testing and clinical trials for Igeneon’s products and (3) administrative and patent-related activities. In particular, we expect Igeneon’s operating losses to remain at or increase beyond current levels as:

•	Igeneon’s lead product candidates undergo further clinical testing;

•	product candidates move from the preclinical development to the clinical development stage;

•	we incur further costs for the manufacturing of clinical grade material of Igeneon’s product candidates; and

•	milestone payments become due for some of Igeneon’s product candidates as these products advance in clinical development.

      We do not expect the Igeneon operations to receive any material revenues, if at all, until a product is approved for commercialization or is outlicensed to a pharmaceutical partner.

We may need additional funding and be unable to obtain such funding when we need it. If we are unable to obtain such funding, we may have to delay, scale back or eliminate some of Igeneon’s programs or grant rights to third parties on less favorable terms than we may otherwise obtain.

      Igeneon’s business currently does not generate sufficient cash to finance Igeneon’s operations. We expect negative cash flow from operations to remain at or increase beyond current levels over the next two to three years, as we continue to invest in and develop new and existing product candidates. We will require substantial funds to conduct further clinical trials and to continue research and development activities. Due to a number of different factors, we may have to raise additional financing in order to fund Igeneon’s research and development activities. These factors could include:

•	slower progress than we expect to develop and commercialize product candidates;

•	failure to find collaborative partners within the expected time frame; and

•	higher than expected costs of research and development, including cost of clinical trials and production costs or any unforeseen costs necessary for the successful development and commercialization of Igeneon’s lead product candidates.

      While we may raise additional funds through equity or debt financings, collaborative agreements, the use of sponsored research efforts or other means, we cannot be sure that we will be able to raise sufficient funds, on satisfactory terms, when we require them. If sufficient funding is not timely available, we may have to delay, scale back or eliminate expenditures for some of Igeneon’s research and development programs (in particular for Igeneon’s follow-up projects), obtain funds through arrangements with collaborative partners or grant rights to develop and market product candidates that we would otherwise prefer to develop and market ourselves, thereby reducing their ultimate value to us. Under adverse financial market conditions, we may not be able to raise additional funds and may even have to stop Igeneon’s operations. We cannot exclude the possibility that such adverse conditions may cause us to default on some of Igeneon’s existing agreements and that, as a result, some of Igeneon’s business partners may terminate vital business relationships with Igeneon. In addition, to the extent we raise capital by issuing additional shares of our common stock, your equity interest in us will be diluted, and, in certain cases, this dilution could be substantial.

Our ability to realize the benefits of the acquisition depend on the validity of Igeneon’s current intellectual property rights and our ability to protect Igeneon’s intellectual property rights.

      It is important for Igeneon’s success that we be able to effectively obtain, maintain and enforce Igeneon’s patents and other proprietary rights. Patent law relating to the scope of claims in the pharmaceuticals and biotechnology field in which we operate is still evolving and is surrounded by a great deal of uncertainty. Accordingly, we cannot be sure that:

•	patents for which applications are now pending will be issued to Igeneon;

•	patents issued or licensed to Igeneon will not be challenged and held to be invalid or unenforceable;

•	the scope of any patent protection will be sufficiently broad to exclude competitors;

•	Igeneon’s product candidates will not, or will not be alleged to, infringe the patents of others; or

•	others will not claim rights or ownership with regard to patents and other proprietary rights that Igeneon holds or licenses.

      Although Igeneon has a number of patents, the issuance of a patent does not guarantee its validity or enforceability, and third parties may challenge the validity or enforceability of Igeneon’s patents. We cannot be sure how much protection, if any, will be given to Igeneon’s patents if we attempt to enforce them and they are challenged in court or in other proceedings. It is possible that a competitor may successfully challenge Igeneon’s patents or that challenges will result in limitations of their coverage. In addition, the cost of litigation to uphold the validity of patents can be substantial. If Igeneon does not succeed in this litigation, third parties may be able to use Igeneon’s patented technologies without paying licensing fees or royalties.

      Moreover, Igeneon’s competitors may infringe Igeneon’s patents or successfully avoid them through design innovation. To prevent infringement, we may file infringement claims, which are expensive and time consuming. Policing unauthorized use of Igeneon’s intellectual property is difficult, and we may not be able to prevent misappropriation of Igeneon’s proprietary rights.

      United States public institutions may be entitled to use some of Igeneon’s future inventions that are based on patents licensed in from licensors funded by these public institutions. In such a case, the licensor has no duty of confidentiality before the United States public institutions. Such provisions are part of the standard agreements between licensors funded by United States public institutions and those institutions. Although, according to Igeneon’s information, such rights have not been used in the past to develop or commercialize a specific product, we cannot exclude the possibility that this may happen in the future.

      In addition, as the pharmaceutical industry expands and more patents are issued, the risk increases that Igeneon’s operations and use of technologies may allegedly infringe the patents of others. While Igeneon’s patents cover a broad scope of products, some of Igeneon’s patents may cover derivatives of products protected by the patents of others. We may not be able to make and sell those derivatives without a license. In general, patent applications are not published until 18 months after the date of priority applications, and in the United States some patent applications are not published until the patents are issued. Additionally, patent applications may not be granted as published, and the scope of protection is thus defined only after the examination period, which could take several years. In the United States, furthermore, patents can be awarded based on date of invention, which does not always result in the awarding of a patent to the party who was first to file. Publication of discoveries can lag behind actual discoveries and patent filings by months and often years. Therefore, we cannot be sure that others were not the first to invent products, or to file applications for inventions, covered by Igeneon’s pending patent applications, as well as those of Igeneon’s licensors, in which case we may have to obtain appropriate licenses under third party patents, cease certain activities or dispose of alternative technology.

      In addition to the commercialization of Igeneon’s product candidates, performing clinical trials with these candidates could also potentially constitute a patent infringement. While clinical research in the United States for obtaining market authorization is exempted from patent protection, European legislation in this respect varies from country to country and from case to case. We may therefore run the risk of infringing or allegedly infringing claims of patents during the clinical development of Igeneon’s product candidates in Europe.

      The term of a patent is generally set by the application date and/or the date of grant. However, patent terms of a potentially competitive patent may be extended in some cases beyond the term known to us now and may thus lead to a patent infringement or alleged patent infringement at a point in time where we would currently not expect any conflicts.

      We may face the risk of infringing patents and not being granted a license for these patents or not being granted such a license on economically satisfactory terms.

      In addition, we frequently provide information and materials to research collaborators in academic institutions or other public or private entities, or request them to conduct tests to investigate certain materials. In both cases we enter into appropriate confidentiality agreements with such entities. However, we cannot be sure that those entities will not breach these confidentiality agreements, or will not assert intellectual property rights with regard to the results of the tests conducted by their collaborators, or that they will grant licenses to us regarding those intellectual property rights on acceptable terms, and we may suffer severe losses as a result.

      We also provide proprietary information to Igeneon’s contracting partners in license agreements, which all contain confidentiality clauses. However, we cannot be sure that those entities will not breach these confidentiality agreements, or will not assert intellectual property rights with regard to such information, and we may suffer severe losses as a result.

      We also rely upon unpatented proprietary technology, processes, know-how and data that we regard as trade secrets and protect in part by entering into confidentiality agreements with Igeneon’s employees, consultants and certain contractors, among them the research collaborators and contracting partners in licensing agreements. We cannot be sure that these agreements or other trade secret protection will provide meaningful protection or will not be breached, that we will have adequate remedies for any breach or that Igeneon’s trade secrets will not otherwise become known or be independently developed by competitors. See “Proposal 1 — Information About Igeneon — Description of Business of Igeneon — Intellectual Property” for more information about Igeneon’s patents and licenses.

      Igeneon is obliged to pay reasonable compensation for service inventions in accordance with the provisions of Austrian patent law. Employees of Igeneon are entitled to regular payment for reporting and assigning their inventions to Igeneon. Inventors are entitled to question the amount of such payment at any time. Therefore, we cannot be sure that inventors will not litigate for an adjustment of remuneration, and that we will not have to make significant additional payments as a result of inventors’ rights for such adequate remuneration, which could include one-time payments and/or royalties.

We will depend on Igeneon’s key personnel to continue development of Igeneon’s current pipeline.

      Igeneon’s success largely depends on the efforts and abilities of its top management and key scientific personnel, and losing their expertise could impede Igeneon’s efforts to achieve its objectives. A number of them have been personally involved in the development of the cancer treatment products in Igeneon’s product pipeline. If we were to lose their expertise, Igeneon’s business could be significantly harmed.

Igeneon relies, and we will continue to rely, on Igeneon’s collaboration partners and other third parties for the outsourcing of preclinical research and clinical studies, production, and, in the future, commercialization activities. These third parties may act in ways that could harm Igeneon’s business.

      To develop, produce and commercialize Igeneon’s product candidates, we must enter into and maintain various forms of collaboration arrangements with other pharmaceutical companies and research institutions that typically concern specific aspects of preclinical research projects, later-stage clinical trials, manufacturing and especially marketing of products. We cannot be sure that we will be able to negotiate or maintain these collaboration agreements on acceptable terms, or that any of these arrangements will be successful.

      We rely in part on outside scientific collaborators such as researchers at clinical organizations and universities in certain areas that are particularly relevant to Igeneon’s product development plan. The competition for these collaborators is intense, and we cannot be sure that we will be able to maintain Igeneon’s relationships with them on acceptable terms. These outside collaborators can generally terminate their engagements with us for cause at any time, as they are not Igeneon’s employees. As a result, we can control their activities only within certain limits, and they will devote only a certain amount of their time to conduct research on and develop Igeneon’s activities. Outside scientific collaborators sometimes do not accept any restrictions in collaboration with Igeneon’s current or future competitors. Thereby, intentionally or not, sensitive information may not be kept confidential, and Igeneon’s ability to enforce confidentiality or non-competition provisions, or to claim damages out of a violation of these provisions, is limited.

      In addition, we depend heavily on third parties to manufacture Igeneon’s products in sufficient quantities for clinical trials or, in the event that any of Igeneon’s product candidates are commercialized, for mass distribution and marketing. Igeneon does not have the facilities or the experience necessary to manufacture products for large-scale clinical trials or in commercial quantities, and we cannot be sure that products we or Igeneon’s licensees develop will be produced in commercial quantities at an acceptable cost. The manufacture of Igeneon’s product candidates has to and will have to comply with Good Manufacturing Practices, which are complex, time-consuming and expensive, and with all other requirements, authorizations and standards prescribed by the appropriate regulatory agencies in the countries of manufacture and supply. When we depend on third parties to manufacture a product candidate, Igeneon’s ability to comply with regulatory requirements may be limited. Moreover, we may not be able to develop and deliver products on a timely and competitive basis if, for example, we cannot retain suitable manufacturers with the required facilities and expertise, if contractual disputes occur or if other events prevent the supply of contract manufacturing services. This risk also applies to production-related services Igeneon has outsourced or may outsource, such as storage, quality control, labeling and study medication logistics.

      We will also depend on third parties for the commercialization of Igeneon’s products, and we cannot be sure that these third parties will market Igeneon’s products effectively and efficiently. When we enter into commercialization agreements, we will run the risk that Igeneon’s partner may terminate the agreement unilaterally or decide not to commercialize the product, even if we believe that the product could be successful. In addition, any non-competition provisions included in Igeneon’s collaboration agreements may not afford us adequate protection, and we cannot be certain that companies that have agreed to these provisions will not pursue alternative technologies alone or in collaboration with others, including Igeneon’s competitors.

Igeneon has limited supplies of certain materials required for manufacturing Igeneon’s product candidates.

      Igeneon depends on a set of specific products for the manufacture of its immunotherapy product candidates, and the supply of these products on the market is limited. Igeneon has entered into several licensing and manufacturing arrangements to meet Igeneon’s requirements for these products. In particular, Igeneon has entered into a contract for the supply of antibodies in order to counteract the limited production capacity on the world market for antibodies. Nonetheless, we cannot be sure that Igeneon’s supply of antibodies or any of these other products will not be limited, interrupted or restricted in certain geographic regions. Nor can we guarantee that in such a case we will be able to obtain from other manufacturers alternative materials, chemical compounds, components, antibodies or antigens of acceptable quality, in commercial quantities and at an acceptable cost. In addition, Igeneon’s suppliers are subject to stringent manufacturing requirements and rigorous validation tests with respect to their facilities and processes. Delays in completing and validating their facilities and processes could affect Igeneon’s ability to complete clinical trials and to market Igeneon’s product candidates profitably and on time. In case Igeneon’s key suppliers or manufacturers fail to perform — or Igeneon’s supply of products or materials is otherwise limited or interrupted — and we are unable to obtain ancillary materials, chemical compounds, components, antibodies or antigens necessary to develop and manufacture Igeneon’s product candidates in the future, Igeneon’s business and prospects may suffer.

Igeneon faces product liability and other liability risks and may not be able to obtain adequate insurance at acceptable cost, if at all.

      Igeneon is exposed to potential liabilities, including product liability and environmental liability, which are inherent to the testing, manufacturing and marketing of human therapeutic products. We may also incur liability in connection with clinical trials, including the preparation of Igeneon’s therapeutic products and unanticipated side effects resulting from the administration of Igeneon’s therapeutic products. As Igeneon’s present insurance coverage with regard to clinical testing complies with the recommendations of the respective national ethic commissions, we believe that Igeneon’s present insurance coverage is acceptable from the standpoint of industry practice. However, we cannot be sure that Igeneon’s present insurance coverage is sufficient to meet any liability claim against us or that we will always be able to obtain and maintain adequate insurance on acceptable terms and to secure adequate protection against potential liabilities. If we cannot obtain insurance at an acceptable cost or otherwise provide for potential liability claims, we could be exposed to significant liabilities that could seriously undermine the commercialization of Igeneon’s product candidates and harm Igeneon’s business. In addition, the pharmaceutical industry in general involves high litigation risks, and we could be exposed to legal proceedings that are expensive and time-consuming even if frivolous or meritless.

The area around and the soil below Igeneon’s premises could be contaminated; remedial actions could disturb Igeneon’s business.

      Within a range of two kilometers from Igeneon’s premises there are several contaminated sites that are currently undergoing remedial actions pursuant to the requirements of Austrian law (Altlastensanierung). As the distance from Igeneon’s premises to these sites is rather short, we cannot exclude that remedial action may be required by the competent authorities also on or around Igeneon’s premises. Although Igeneon has settled in agreements that any costs of such remedial actions will be borne by third parties, any work connected with such remedial actions could disturb Igeneon’s business and thereby cause unexpected costs or delays. Moreover, the agreements mentioned above may be unenforceable and in case that administrative or governmental authorities request us to pay for remedial actions, the actual reimbursement of such costs by third parties pursuant to their obligations in the mentioned agreements also depends on their financial abilities to bear such costs. If remedial actions are required, this could have a negative impact on Igeneon’s business, financial condition and results of operations.

FORWARD-LOOKING STATEMENTS

      This proxy statement and the reports we incorporate by reference into this proxy statement contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

      These statements concern expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Specifically, this proxy statement and the reports we incorporate by reference into this proxy statement contain forward-looking statements including, but not limited to:

•	the completion of the Igeneon Acquisition, including the value of the transaction;

•	the impact of the Igeneon Acquisition on our operations and the potential benefits of the transaction to our business;

•	our belief regarding the strength of Igeneon’s product portfolio and such portfolio’s ability to complement our product portfolio;

•	our beliefs regarding the applicability and corresponding commercial potential of Insegia;

•	our expectations regarding losses and negative operating cash flows for the next several years;

•	our beliefs regarding the opportunity to raise funding created by our effective shelf registration statement;

•	our expectations as to the adequacy of existing capital resources to maintain our operations and periodic interest obligations into the second half of 2006;

•	our expectations regarding the effect of inflation on our continuing operations for the foreseeable future; and

•	our belief that the impact of our use of estimates will not be significant on our results of operations in 2004.

      These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. We caution investors that certain important factors may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. The most important factors that could prevent us from achieving our goals, and cause the assumptions underlying forward-looking statements and the actual results to differ materially from those expressed in or implied by those forward-looking statements include, but are not limited to, the risk factor disclosure set forth above under “Risks Relating to the Acquisition of Igeneon” and the risk factor disclosure contained in our Securities and Exchange Commission (the

“Commission”) filings, including our Form 10-K which is incorporated by reference into this proxy statement and the following:

•	our ability to obtain additional financing or reduce our costs and expenses;

•	our ability to develop, obtain regulatory approval for, produce in commercial quantities and gain commercial acceptance for Insegia and our other product candidates;

•	our ability to maintain and enter into new arrangements and collaborations with third parties for the supply of key materials and/or assistance in the manufacture, market, sale and distribution of our products;

•	our ability to enforce our patents and proprietary rights;

•	our level of debt obligations and the impact of restrictions imposed on us by the terms of this debt;

•	our ability to attract and retain highly qualified scientists and other technical personnel; and

•	changes in healthcare reform.

PROPOSAL 1

APPROVAL OF THE ISSUANCE OF 21,500,000 SHARES OF OUR COMMON STOCK IN

CONNECTION WITH OUR ACQUISITION OF IGENEON

General

      On December 14, 2004, we entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Igeneon and the holders of Igeneon’s equity securities (the “Sellers”). Pursuant to the Stock Purchase Agreement, we agreed to acquire all of the outstanding common shares and convertible securities of Igeneon (the “Igeneon Equity Securities”) from the Sellers. Upon closing of the Igeneon Acquisition, Igeneon will become a wholly-owned subsidiary of ours.

Aphton

      We are a clinical stage biopharmaceutical company focused on developing targeted immunotherapies for cancer and other diseases. Our products seek to neutralize hormones involved in the growth and proliferation of cancers as well as other diseases. Our lead product, InsegiaTM (GD17) is currently in Phase III development both as a monotherapy and in combination with chemotherapy for the treatment of gastrointestinal cancers. We have strategic alliances with Aventis Pasteur for the development and commercialization of Insegia related to cancers of the gastrointestinal system and other cancers in North America and Europe; Glaxo-SmithKline for reproductive system cancer and non-cancer diseases worldwide; Daiichi Pure Chemicals for the development, manufacturing and commercialization of gastrin-related diagnostic kits; and Xoma for treating gastrointestinal and other gastrin-sensitive cancers using anti-gastrin monoclonal and other antibodies. Our principal executive offices are located at Aphton Corporation, 8 Penn Center, Suite 2300, 1628 JFK Boulevard, Philadelphia, Pennsylvania 19103 and our telephone number is (215) 218-4340.

Igeneon

      Igeneon, headquartered in Vienna, Austria, is a clinical stage biopharmaceutical company focused on the development of active and passive cancer immunotherapies (cancer vaccines and monoclonal antibodies) designed to prevent or delay the development of metastases in cancers of epithelial origin. Igeneon’s lead product candidate is IGN101, a cancer vaccine which is currently in a Phase II/ III clinical trial. Igeneon’s second most advanced product candidate is IGN311, a monoclonal antibody targeting Lewis Y-positive cancer cells. IGN311 is expected to report results from a Phase I trial in 2005. Igeneon has a number of innovative research projects in preclinical development. Igeneon’s principal executive offices are located at Brunner Strasse 69, Obj.3, 1230 Wien, Austria and its telephone number is 43 1 902 50.

Stockholder Approval Required

      Rule 4350(i)(1)(C) of the Nasdaq Marketplace Rules requires stockholder approval prior to listing additional shares to be issued in connection with an acquisition of the stock or assets of another company, if the issuance of common stock or securities convertible into common stock could result in an increase in our outstanding common stock of 20% or more. Because the issuance of shares of our common stock in connection with the Igeneon Acquisition will exceed 20% of our currently outstanding common stock, we are required to seek stockholder approval of the issuance of our common stock before we can close the Igeneon Acquisition and issue those shares.

Effect of Stock Issuances

      The issuances of common stock upon the closing of the Igeneon Acquisition would result in a dilution in the percentage of ownership interest of our existing stockholders. Following the Igeneon Acquisition, our current stockholders will own approximately 64% of our outstanding common stock and the stockholders of Igeneon will own approximately 36% of our outstanding common stock.

Vote Required

      For this Proposal 1 to be approved in accordance with the requirements of the Nasdaq rules, the affirmative vote of a majority of the votes cast by our stockholders, in person or by proxy, on this Proposal 1 is required. Brokers that do not receive instructions are not entitled to vote those shares with respect to this Proposal 1. Abstentions and broker non-votes will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

Recommendation of the Board of Directors

      The members of our Board of Directors unanimously recommend that you vote FOR the approval of this Proposal 1.

The Igeneon Acquisition

      The following information about the Igeneon Acquisition is provided in connection with Proposal 1 described above. Stockholders are not being asked to vote upon the Igeneon Acquisition or approval of the Stock Purchase Agreement, which has already been executed.

Background of the Igeneon Acquisition

      Our management believes that one of the main priorities for Aphton is to broaden and deepen its proprietary pipeline of oncology-based immunotherapies. In this regard, from time to time our management has had conversations with other companies regarding potential acquisitions of assets, joint ventures or other strategic transactions.

      Beginning on June 8, 2004, our Vice President — Business Development and other members of our management team began discussions with members of Igeneon’s business development and management teams regarding a possible transaction between the parties. These discussions continued in July and August.

      In September 2004, Dr. Patrick Mooney, our President and Chief Executive Officer and Dr. Manfred Rüdiger, Chief Executive Officer of Igeneon met and discussed their general interest in exploring possible strategic or other transactions involving their two companies. The discussions were followed by telephone calls throughout the fall of 2004.

      In connection with the initial discussions, we began consulting with financial and legal advisors about issues relating to a possible transaction with Igeneon. We retained Morgan Keegan & Company, Inc. (“Morgan Keegan”) and UBS Securities, Inc. (“UBS Securities”) as our financial advisors.

      During September and October 2004, executives of Aphton and Igeneon continued discussions relating to a possible transaction. Each of the parties spent extensive time visiting the other party’s laboratory and other facilities and conducting scientific and regulatory due diligence.

      At a regular meeting of our Board of Directors held on September 23, 2004, our management updated our Board of Directors regarding the possible transaction with Igeneon and our Board of Directors discussed the possible transaction with Igeneon and the nature of Igeneon’s business.

      On October 6, 2004, we sent Igeneon a non-binding letter of intent proposing that we would be willing to issue 21,500,000 shares of our common stock in exchange for all of the equity securities of Igeneon, subject to our satisfactory completion of due diligence. Between October 6, 2004 and October 21, 2004 representatives of Aphton and Igeneon met or spoke on several occasions to discuss our non-binding letter of intent. On October 21, 2004, the parties executed a non-binding letter of intent. The parties then began extensive scientific, legal, financial and business due diligence on the operations of the other party. We and Igeneon each made available to the other party data rooms containing scientific, legal, financial and business due diligence materials. During this period, representatives of Aphton and Igeneon also met to discuss business integration issues and employee retention matters.

      At a regular meeting of our Board of Directors on November 4, 2004, our board extensively reviewed the proposed transaction. At the meeting:

•	Our management reviewed the status of the negotiations of the proposed transaction;

•	UBS Securities provided the Board of Directors a presentation of the types of analysis that would be used to value the transaction;

•	Our management reviewed with the board the strategic rationale for, and the potential benefits and risks of, the proposed transaction; and

•	Our management reported on the status and results of our due diligence review of Igeneon.

      From November 17, 2004 to December 14, 2004 representatives and legal advisors of Aphton and Igeneon and the Sellers engaged in extensive negotiations both in person and by telephone regarding the Stock Purchase Agreement. During this period, representatives of Aphton and Igeneon also engaged in discussions related to retention and severance arrangements for employees of Igeneon.

      A special telephonic meeting of our Board of Directors was held on December 3, 2004 to review and discuss the status of the negotiations with Igeneon.

      A special telephonic meeting of our Board of Directors was held on December 14, 2004 to consider approval of the Stock Purchase Agreement and the transactions contemplated by the Stock Purchase Agreement. Prior to the meeting, our Board of Directors was provided with substantially final drafts of all of the transaction documents. At the meeting:

•	Our senior management updated our Board of Directors on the final results of our due diligence review;

•	Representatives of Akerman Senterfitt reviewed legal matters including the proposed terms of the Stock Purchase Agreement; and

•	Representatives of Morgan Keegan made a financial presentation to our Board of Directors and delivered Morgan Keegan’s oral opinion that, as of that date, and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as Morgan Keegan considered relevant, the consideration to be paid in the Igeneon Acquisition is fair to our current stockholders from a financial point of view.

      Following a lengthy discussion, our Board of Directors unanimously approved the Stock Purchase Agreement, the issuance of shares in the Igeneon Acquisition, the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of all classes of stock that we may issue from 64,000,000 shares to 104,000,000 shares, of which 4,000,000 shares shall be classified as preferred stock and 100,000,000 shares shall be classified as common stock (the “Amendment”) and each of the transaction documents to be executed by us in connection with the Igeneon Acquisition and unanimously resolved to recommend that our stockholders vote to approve the issuance of our shares of common stock in the Igeneon Acquisition and the Amendment.

      The Stock Purchase Agreement was executed by the parties on the evening of December 14, 2004.

      On December 15, 2004, we and Igeneon issued a joint press release announcing the execution of the Stock Purchase Agreement.

Purposes of the Igeneon Acquisition; Board of Directors Recommendation

      Our Board of Directors believes that the Igeneon Acquisition positions Aphton as a global leader in the development of immunotherapeutic medicines for the treatment of cancer. Our Board of Directors has unanimously approved the Stock Purchase Agreement and the transactions contemplated by the Stock Purchase Agreement and recommends that Aphton stockholders vote “FOR” approval of the issuance of our common stock in the Igeneon Acquisition.

      In reaching its decision to approve the Stock Purchase Agreement, our Board of Directors consulted with senior members of our management team regarding the strategic and operational aspects of the Igeneon Acquisition and the results of the due diligence efforts undertaken by management and our legal advisors. In addition, our Board of Directors held discussions with representatives of Morgan Keegan and UBS Securities regarding the past and current business operations, financial condition and future prospects of Igeneon. Our Board of Directors also consulted with Morgan Keegan as to the fairness of the consideration to be paid in the Igeneon Acquisition, from a financial point of view, to our current stockholders. Our Board of Directors also consulted with representatives of Akerman Senterfitt regarding legal due diligence matters and the terms of the Stock Purchase Agreement and related agreements. In reaching its decision to approve the Stock Purchase Agreement, our Board of Directors considered a variety of factors, a number of which are summarized below:

•	Balanced and Diversified Portfolio. Our Board of Directors considered that the Igeneon Acquisition would position Aphton as a global biotechnology leader with the benefits of increased size and a diversified and broader product pipeline. Our Board of Directors determined that the Igeneon Acquisition would expand our therapeutic pipeline through the addition of near- and long-term products and programs that complement our existing pipeline. Our Board of Directors concluded that this combination of near- and long-term products gives us a well-balanced and diversified pipeline which would reduce the risks inherent in biotechnology. The late stage products would provide the potential for near term revenue, while the early state and preclinical programs have the potential to expand the long-term product pipeline.

•	Complementary Technology Base. Our Board of Directors considered Igeneon’s lead products IGN101 and IGN311 as an important complement to our ongoing programs led by Insegia. In addition, our Board of Directors considered that the combined company will reach critical mass by having two Phase III drug candidates, one Phase II monoclonal antibody and one preclinical monoclonal antibody entering clinical trials in the next 12 to 18 months.

•	Significant Scientific Depth. Our Board of Directors also considered that the Igeneon Acquisition affords significant scientific depth and commercial oncology experience with the addition of Igeneon’s research, development and manufacturing personnel, and concluded that the Igeneon Acquisition will substantially enhance our discovery research capabilities in cancer immunotherapy.

•	Synergies. Our Board of Directors reviewed the potential strategic and other benefits of the Igeneon Acquisition, including the complementary nature of the businesses of Igeneon and Aphton.

•	Strategic Alternatives. Our Board of Directors reviewed other possible acquisition candidates and determined that the Igeneon Acquisition was a strategic fit and presented a unique opportunity to enhance and expand Aphton’s business, product line and position for future growth.

•	Integration of Igeneon. Our Board of Directors considered the fact that the combination of the businesses of Aphton and Igeneon would be challenging. However, after consultation with Aphton management, our Board of Directors determined that the operations of Igeneon could be integrated with those of Aphton in an efficient manner.

•	Opinion of Financial Advisor. Our Board of Directors considered the opinion of Morgan Keegan that, as of the date of its opinion, and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as Morgan Keegan considered relevant, the consideration to be paid in the Igeneon Acquisition is fair to our current stockholders from a financial point of view. See “Fairness Opinion.”

•	Terms of the Stock Purchase Agreement. Our Board of Directors, with the assistance of counsel, considered the general terms of the Stock Purchase Agreement, including:

•	Fixed Number of Aphton Shares to be Issued. Our Board of Directors considered the fact that the number of shares of our common stock to be issued in the Igeneon Acquisition and the percentage of the total shares of our common stock that current Igeneon shareholders will own after the Igeneon Acquisition is fixed.

•	No Solicitation; Termination Fee. Our Board of Directors reviewed the provisions of the Stock Purchase Agreement that limit the ability of Igeneon to solicit other acquisition offers. Our Board of Directors also considered the provisions that require the payment of a termination fee by Aphton or Igeneon if the Stock Purchase Agreement is terminated due to specified reasons. Our Board of Directors believed that these provisions were reasonable under the circumstances.

•	Conditions to Consummation. Our Board of Directors reviewed with counsel the conditions to consummation of the Igeneon Acquisition, in particular the likelihood of obtaining stockholder approval, and the likelihood that the Igeneon Acquisition would be completed.

      In addition, our Board of Directors also identified and considered a variety of potentially negative factors in its deliberations concerning the Igeneon Acquisition, including:

•	the risk that the potential benefits sought in the Igeneon Acquisition might not be fully realized;

•	the possibility that the Igeneon Acquisition might not be completed, or that completion might be unduly delayed;

•	the effect of public announcement of the Igeneon Acquisition on our stock price;

•	the risk that management’s efforts to integrate Igeneon will disrupt our operations;

•	the substantial charges to be incurred in connection with the Igeneon Acquisition, including costs of integrating the businesses of Aphton and Igeneon and transaction expenses arising from the Igeneon Acquisition;

•	the risk that despite the efforts of the combined company, key management and research and development personnel might not remain employed by us; and

•	various other risks associated with the Igeneon Acquisition and the businesses of Aphton, Igeneon and the combined company described in the section entitled “Risks Relating to the Acquisition of Igeneon” and in the documents incorporated by reference into this proxy statement.

      Our Board of Directors concluded, however, that these negative factors could be managed or mitigated by us or were unlikely to have a material impact on the Igeneon Acquisition or us, and that, overall, the potentially negative factors associated with the Igeneon Acquisition were outweighed by the potential benefits of the Igeneon Acquisition.

      The above discussion of the factors considered by our Board of Directors is not intended to be exhaustive, but does set forth the principal factors considered by our Board of Directors. Our Board of Directors collectively reached the unanimous conclusion to approve the Stock Purchase Agreement in light of the various factors described above and other factors that each member of our Board of Directors felt were appropriate. In view of the wide variety of factors considered by our Board of Directors in connection with its evaluation of the Igeneon Acquisition and the complexity of these matters, our Board of Directors did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, our Board of Directors made its recommendation based on the totality of information presented to and the investigation conducted by it. In considering the factors discussed above, individual directors may have given different weights to different factors.

      Our Board of Directors unanimously recommends that Aphton stockholders vote “FOR” approval of the issuance of Aphton common stock in the Igeneon Acquisition.

Fairness Opinion

      Morgan Keegan acted as financial advisor to us in connection with the Igeneon Acquisition. Pursuant to its engagement, Morgan Keegan was requested by our Board of Directors to deliver its opinion to the Board of Directors as to whether the consideration to be paid in the Igeneon Acquisition is fair, from a financial point of view, to the holders of our common stock. Morgan Keegan is a nationally recognized investment banking firm and was selected by us based on Morgan Keegan’s reputation and experience in investment banking in general and its recognized expertise in the valuation of businesses. On December 14, 2004, Morgan Keegan delivered to the Board of Directors its oral opinion, which was subsequently confirmed in a written opinion, dated December 14, 2004, that, as of such date and based on and subject to the matters set forth in the opinion, the consideration to be paid in the Igeneon Acquisition is fair, from a financial point of view, to the holders of our common stock. Morgan Keegan has consented to the inclusion of this opinion in this proxy statement.

      You should consider the following when reading the discussion of the opinion of Morgan Keegan herein:

•	You are urged to read carefully the entire opinion of Morgan Keegan, which is attached as Annex A to this proxy statement and is incorporated in this proxy statement by reference;

•	Morgan Keegan’s advisory services and opinion were provided to our Board of Directors for its information in its consideration of the Igeneon Acquisition and were directed only to the fairness, from a financial point of view to the holders of our common stock, of the consideration to be paid in the Igeneon Acquisition; and

•	Morgan Keegan’s opinion does not constitute a recommendation as to whether or not any stockholder of Aphton should vote in favor of the Igeneon Acquisition and does not address the underlying business decision of Aphton to engage in the Igeneon Acquisition as compared to any other alternative business strategy that might exist for Aphton or the effect of any other transactions in which Aphton might engage.

      Although Morgan Keegan evaluated the fairness, from a financial point of view to the holders of our common stock, of the consideration to be paid by us in the Igeneon Acquisition under the Stock Purchase Agreement, the consideration itself was determined by us and Igeneon through arm’s-length negotiations. We did not provide specific instructions to, or place any limitations on, Morgan Keegan with respect to the procedures to be followed or factors to be considered by Morgan Keegan in performing its analyses or providing its opinion.

      In arriving at its opinion, Morgan Keegan reviewed, among other things, the following:

•	the draft stock purchase agreement;

•	certain publicly available business and financial information relating to us and Igeneon;

•	certain operating and financial information relating to our and Igeneon’s business and prospects, including certain forecasts and projections provided by our management; and

•	certain other business and financial information provided to Morgan Keegan by us.

      Morgan Keegan also held discussions with various members of our management concerning our past and current business operations, financial condition, future prospects and strategic objectives. In addition, Morgan Keegan:

•	reviewed the reported historical prices and historical trading activity for our common stock;

•	compared and considered the financial performance of us and Igeneon with that of certain other publicly traded companies and their securities;

•	reviewed the financial terms, to the extent publicly available, of certain other business combinations and other transactions that Morgan Keegan deemed relevant; and

•	performed such other analyses and considered such other factors as Morgan Keegan deemed appropriate.

      Morgan Keegan assumed and relied upon, without independent verification, the accuracy and completeness of the information it reviewed in arriving at its opinion and did not independently verify any of such information. With respect to internal financial statements, financial and operational forecasts and other financial and operating data, Morgan Keegan assumed that such financial statements, forecasts and data had been reasonably prepared on bases reflecting the best currently available estimates and judgments of our management and Igeneon. Morgan Keegan also assumed that there had been no material changes in our or Igeneon’s assets, financial condition, results of operations, business or prospects since the respective dates of the last financial statements made available to it. Morgan Keegan did not make any independent valuation, inspection or appraisal of the assets or liabilities of us or Igeneon, nor was it furnished with any such appraisals or valuations. In addition, Morgan Keegan assumed that the Igeneon Acquisition will be consummated in accordance with the terms set forth in the draft stock purchase agreement and in compliance with the applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and all other applicable federal, state and local statutes, rules, regulations and ordinances. Morgan Keegan’s opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion.

      The following is a summary of the material financial analyses used by Morgan Keegan in reaching its opinion and does not purport to be a complete description of the analyses performed by Morgan Keegan. The following quantitative information, to the extent it is based on market data, is based on market data as it existed at or about December 10, 2004, and is not necessarily indicative of current or future market conditions. You should understand that the order of analyses and the results derived from these analyses described below do not represent relative importance or weight given to these analyses by Morgan Keegan. The summary of the financial analyses includes information presented in tabular format. In order to understand fully the financial analyses used by Morgan Keegan, these tables must be read together with the text of each summary. The tables alone do not describe completely the financial analyses.

          Aphton’s Stock Trading Analysis

      Morgan Keegan reviewed the reported historical prices and historical trading activity for our common stock over the 181 active trading days ending on December 10, 2004. Morgan Keegan calculated the total number of shares traded at certain share price ranges, beginning with less than $3.00 per share and increasing at $1.00 increments to over $6.00 per share. Based on this stock trading analysis, Morgan Keegan concluded that 54.8% of the total share volume traded during this time period occurred within the price range of $3.00-3.99 per share. Morgan Keegan also concluded that the price of our common stock closed within the range of $3.00-3.99 per share on 65.2% of the days in the analysis period.

          Peer Group Analysis

      Morgan Keegan compared financial, market and operating information of us and Igeneon with corresponding data for selected publicly traded biotechnology companies focused on either oncology or immunotherapy, consisting of Abgenix, Inc., Antigenics, Inc., Biomira, Inc., Cell Genesys, Inc., Corixa Corporation, Dendreon Corporation, Genitope Corporation, and Onyx Pharmaceuticals, Inc., that Morgan Keegan deemed appropriate for comparison.

      Specifically, Morgan Keegan:

•	calculated the enterprise value of each peer group company as a multiple of its consensus projected 2008, 2009, and 2010 revenue;

•	calculated the market capitalization of each peer group company as a multiple of its consensus projected 2008, 2009, and 2010 earnings per share;

•	applied the median valuation multiples from the peer group to our and Igeneon’s projected results for the fiscal years ended December 31, 2008, 2009, and 2010, to derive implied ranges of equity valuations;

•	incorporated our consensus projected financial results and the median peer group multiples to derive implied ranges of our common stock price; and

•	incorporated projected results for Igeneon (as provided by our management) and the median peer group multiples, inclusive of us, to derive implied ranges of the equity valuation of Igeneon.

      The results of that analysis are set forth in the following tables:

Peer Group Analysis

	Median Peer Group
	Multiples

	2008		2009		2010

Exclusive of Aphton
Enterprise Value/ Revenue	2.9	x	1.6	x	1.2x
Equity Value/ Net Income	10.7	x	6.8	x	7.4x
Inclusive of Aphton
Enterprise Value/ Revenue	2.6	x	1.5	x	1.2x
Equity Value/ Net Income	11.0	x	6.4	x	5.1x

	Indicative Range
	of Equity Values
	per Share for
	Aphton

	Low	High

Enterprise Value/ Revenue	$4.85	$6.93
Equity Value/ Net Income	$3.63	$5.49

	Indicative Range of
	Equity Values for
	Igeneon(1)(2)

	Low	High

	(Dollars in thousands)
Enterprise Value/ Revenue	$71,857	$216,451
Equity Value/ Net Income	$143,602	$586,133

(1)	Includes Aphton in the comparable peer group.

(2)	Includes a 15-40% private company discount relative to the publicly traded companies in the peer group.

      Due to the high level of trading and multiple volatility of the companies in the peer group, Morgan Keegan believes that median trading multiples are a more accurate indicator of relative valuation and thus placed emphasis on the ranges of median multiples in its oral and written opinions to our Board of Directors.

Selected Precedent Transactions Analysis

      Morgan Keegan reviewed the financial terms, to the extent publicly available, of 12 merger and acquisition transactions announced since January 2003 involving companies operating in the biotechnology industry. Morgan Keegan refers to these transactions as the selected precedent transactions.

      The selected precedent transactions reviewed by Morgan Keegan were:

Announced	Effective	Seller	Buyer

1/16/2003	3/28/2003	3-Dimensional Pharmaceuticals	Johnson & Johnson, Inc.
2/10/2003	4/29/2003	Scios, Inc.	Johnson & Johnson, Inc.
2/25/2003	7/30/2003	Corvas International, Inc.	Dendreon Corporation
4/15/2003	8/21/2003	Diacrin, Inc.	GenVec, Inc.
6/20/2003	11/12/2003	Biogen, Inc.	IDEC Pharmaceuticals Corporation
8/4/2003	9/15/2003	SangStat Medical	Genzyme Corporation
8/21/2003	8/12/2004	CIMA Labs, Inc.	Cephalon, Inc.
11/21/2003	2/12/2004	Applied Molecular Evolution	Eli Lilly & Co.
12/21/2003	2/11/2004	Esperion Therapeutics	Pfizer, Inc.
12/24/2003	2/10/2004	BioReliance	Invitrogen Corporation
3/29/2004	8/13/2004	Tularik	Amgen, Inc.
6/14/2004	11/19/2004	Atrix Laboratories	QLT, Inc.

      For each of the selected precedent transactions, Morgan Keegan:

•	calculated the multiples of enterprise value to the seller’s consensus projected revenue for the calendar year four years subsequent to the announcement of the transaction; this multiple was applied to the projected financial performance of Igeneon in 2008 to derive implied enterprise valuations of Igeneon; and

•	calculated the multiples of equity value to the seller’s consensus projected net income for the calendar year four years subsequent to the announcement of the transaction; this multiple was applied to the projected financial performance of Igeneon in 2008 to derive implied equity valuations of Igeneon.

Selected Precedent Transactions Valuation Matrix

	Selected Precedent
	Transaction Multiples
	(FY +4)

	Low		Median		High

Enterprise Value/ Revenue	4.4	x	9.8	x	12.5x
Equity Value/ Net Income	11.9	x	11.9	x	11.9x

	Indicative Range of Equity
	Values for Igeneon

	Low	Median	High

	(Dollars in thousands)
Enterprise Value/ Revenue	$205,335	$452,592	$575,105
Equity Value/ Net Income	$258,928	$258,928	$258,928

Discounted Cash Flow Analysis

      Morgan Keegan performed a discounted cash flow analysis on the projected cash flows of Igeneon for the fiscal years ending December 31, 2005 through December 31, 2009, using projections and assumptions provided by our management. Morgan Keegan used a range of discount rates (15.0% to 55.0%) and terminal multiples (7.0x to 11.0x) based on forecasted EBITDA for the fiscal year ending December 31, 2009 to calculate a range of implied equity valuations of Igeneon.

      Based on its discounted cash flow analysis, Morgan Keegan derived a range of implied equity values of Igeneon of $143.0 million to $871.5 million.

Relative Contribution Analysis

      Morgan Keegan performed a relative contribution analysis of the projected pro forma revenue and net income contributions of us and Igeneon in each of the fiscal years ending December 31, 2007 through December 31, 2010.

      Based on its relative contribution analysis, Morgan Keegan derived a range of post-closing implied equity ownership by our current stockholders of 0.0% to 85.9%.

      The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analysis as a whole, could create an incomplete view of the processes underlying Morgan Keegan’s opinion. In arriving at its fairness determination, Morgan Keegan considered the results of all such analyses and did not attribute any particular weight to any factor or analysis considered by it; rather, Morgan Keegan made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all such analyses. No company or transaction used in the above analyses is directly comparable to us, Igeneon, or the contemplated transaction. In addition, mathematical analysis such as determining the mean or median is not in itself a meaningful method of using selected data. The analyses were prepared solely for purposes of Morgan Keegan providing its opinion to our Board of Directors as to the fairness, from a financial point of view, of the consideration to be paid in the Igeneon Acquisition to holders of our common stock under the draft stock purchase agreement and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based on forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of us, Morgan Keegan or any other person assumes responsibility if future results are materially different from those forecast. As described above, the opinion of Morgan Keegan to our Board of Directors was among several factors taken into consideration by the Board of Directors in making its determination to approve the Stock Purchase Agreement.

      Morgan Keegan, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

      Morgan Keegan provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of Aphton for its own account or for the accounts of customers. Morgan Keegan may provide investment banking services to us and our subsidiaries in the future.

      Under the terms of an engagement letter, we paid Morgan Keegan a fee upon delivery of its oral opinion to our Board of Directors. We have also agreed to reimburse Morgan Keegan for its reasonable out-of-pocket expenses incurred in connection with the engagement, including attorneys’ fees, and to indemnify Morgan Keegan and its respective related parties from and against certain liabilities, including liabilities under the federal securities laws. None of the payment or other obligations owed to Morgan Keegan are contingent upon the completion of the Igeneon Acquisition.

Approvals Needed to Complete the Igeneon Acquisition

      We were not required to obtain the approval of our stockholders under state law or the Nasdaq rules. Nasdaq rules do require, however, that our stockholders approve the issuance of shares of our common stock in connection with the Igeneon Acquisition. We are not required to comply with any federal or state regulatory requirements or obtain any federal or state approvals in connection with the Igeneon Acquisition.

Accounting Treatment of the Igeneon Acquisition

      We will account for the Igeneon Acquisition using the purchase method of accounting in accordance with SFAS No. 141. In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (FAS) No. 141, Business Combinations, and FAS 142, Goodwill and Intangible Assets. FAS 141 requires the application of the purchase method of accounting for all business combinations. Major provisions of FAS 142 require intangible assets acquired in a business combination to be recorded separately from goodwill if they arise from contractual or other legal rights or are separable from the acquired entity and can be sold, transferred, licensed, rented or exchanged, either individually or as part of a related contract, asset or liability. In addition, goodwill, as well as intangible assets with indefinite lives, is no longer subject to amortization. Finally, goodwill and intangible assets with indefinite lives are tested for impairment annually and whenever there is an impairment indicator.

Certain Federal Income Tax Consequences

      We do not anticipate that the Igeneon Acquisition will have any material tax implication to our company.

No Appraisal Rights

      Under Delaware law, stockholders will not have the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

The Stock Purchase Agreement

      The following summarizes the material terms and conditions of the Stock Purchase Agreement. The description of the Stock Purchase Agreement is not complete and is qualified by reference to the Stock Purchase Agreement, a copy of which is attached to this proxy statement as Annex B, which is incorporated herein by reference. You are urged to read the entire Stock Purchase Agreement carefully.

Purchase Price

      The aggregate purchase price for all of the equity securities of Igeneon is:

•	21,500,000 shares of our common stock, and

•	$25,000 in cash.

      At the closing, 3,225,000 shares out of the 21,500,000 shares of our common stock being issued will be placed in an escrow account in order to secure indemnity obligations of the Sellers in connection with the following:

•	any breach or violation of any of the representations, warranties, covenants or agreements of Igeneon in the Stock Purchase Agreement; and

•	for the amount, as of the closing date, by which the sum of (1) (a) Igeneon’s Adjusted Cash Balance (as defined in the Stock Purchase Agreement) less (b) the Cash Calculation (as defined in the Stock Purchase Agreement) plus (2) (x) the Total Liabilities Calculation (as defined in the Stock Purchase Agreement) less (y) Igeneon’s Starting Total Liabilities Balance (as defined in the Stock Purchase Agreement) is greater than zero.

Conditions to Closing of the Igeneon Acquisition

      The closing of the Igeneon Acquisition will be held promptly after approval by our stockholders of:

•	the issuance of 21,500,000 shares of our common stock in the Igeneon Acquisition pursuant to Nasdaq Rules; and

•	the Amendment;

subject to the satisfaction of all other conditions to closing.

      Each party’s obligations to consummate the Igeneon Acquisition is subject to the following additional conditions:

•	the other party’s representations and warranties shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of the closing date;

•	each of the parties shall have performed or complied with all covenants required to be performed at or prior to the closing date (unless failure to perform or comply could not reasonably be expected to have a material adverse effect on the other party);

•	no litigation, arbitration or other proceeding shall be pending, by or before any court, arbitration panel or governmental authority which enjoins, prohibits or materially restricts or seeks to enjoin, prohibit or materially restrict, the consummation of the transactions contemplated by the Stock Purchase Agreement;

•	no law or regulation shall have been enacted which enjoins, prohibits or materially restricts or seeks to enjoin, prohibit or materially restrict, the consummation of the transactions contemplated by the Stock Purchase Agreement;

•	no judicial or administrative decision shall have been rendered which enjoins, prohibits or materially restricts or seeks to enjoin, prohibit or materially restrict, the consummation of the transactions contemplated by the Stock Purchase Agreement;

•	the other party shall not have suffered a material adverse effect;

•	our shares of common stock to be issued in the Igeneon Acquisition shall have been approved for listing on the Nasdaq National Market; and

•	each of the parties shall have entered into the escrow agreement.

      In addition, our obligation to consummate the Igeneon Acquisition is subject to the condition that as of the closing date, the sum of (i) the difference between (A) Igeneon’s Adjusted Cash Balance (as defined in the Stock Purchase Agreement) and (B) Igeneon’s Cash Balance (as defined in the Stock Purchase Agreement) less certain adjustments and (ii) the difference between (A)(x) the outstanding balance of Igeneon’s Financial Liabilities (as defined in the Stock Purchase Agreement) less (y) the amount of certain additional indebtedness permitted by the Stock Purchase Agreement and (B) Igeneon’s Starting Financial Liabilities Balance (as defined in the Stock Purchase Agreement) shall be less than the sum of (A) EUR 2,000,000 and (B) certain transaction expenses permitted by the Stock Purchase Agreement.

Termination and Breakup Fee

      The Stock Purchase Agreement may be terminated prior to the closing as follows:

•	at any time by mutual consent of all parties to the Stock Purchase Agreement;

•	by either us or Igeneon if the closing has not occurred by May 31, 2005, provided the failure of the closing to occur is not the result of the failure of a party seeking to terminate to perform or fulfill any of its obligations;

•	by us at any time for a breach of Igeneon’s or the Sellers’ representations or warranties or covenants if such breach gives rise to a failure of the Sellers or Igeneon to satisfy its conditions to close and such breach is not cured within twenty days after notice (“Igeneon Breach”);

•	by Igeneon at any time for a breach of our representations, warranties or covenants if such breach gives rise to a failure of us to satisfy our conditions to close and such breach is not cured within twenty days after notice (“Company Breach”);

•	by either us or Igeneon if our stockholders do not approve the issuance of our shares of common stock in the Igeneon Acquisition and the Amendment; or

•	by Igeneon if we have failed to hold the Special Meeting prior to March 31, 2005, which may be extended in certain circumstances as provided in the Stock Purchase Agreement.

      We will be required to pay to Igeneon a termination fee in the amount of $3.0 million if:

•	Igeneon terminates the Stock Purchase Agreement due to a Company Breach;

•	we have failed to hold the Special Meeting by March 31, 2005, or May 31, 2005 if applicable; or

•	our stockholders do not approve the issuance of our shares of common stock in the Igeneon Acquisition and the Amendment and there is a Positive Market Adjustment (as defined in the Stock Purchase Agreement).

      Igeneon will be required to pay to us a termination fee in the amount of $1.5 million if we terminate the Stock Purchase Agreement due to an Igeneon Breach.

      The termination payments are the sole and exclusive remedy of the parties in the event there is a termination of the Stock Purchase Agreement.

      In certain conditions, in the event the Igeneon Acquisition has not closed prior to March 31, 2005, we are required to provide Igeneon an unsecured loan in an amount up to $3 million for a one year period, which will, upon termination of the Stock Purchase Agreement, be either off-set against any termination fee that may be due, repaid in accordance with its terms or, in limited circumstances, forgiven.

No Solicitation

      Until the earlier of the closing of the Igeneon Acquisition, the termination of the Stock Purchase Agreement or March 31, 2005, Igeneon, the Sellers, or any of their affiliates, are prohibited from soliciting, encouraging, initiating or participating in any negotiations or discussions with respect to any offer or proposal to acquire all or substantially all of Igeneon’s business and properties. This prohibition is subject to certain exceptions for actions that Igeneon or any of its directors or members of the supervisory board believes are necessary in order to comply with their fiduciary duties. In addition, Igeneon may take actions with third parties in the ordinary course of its business related to licensing of any intellectual property or the transfer of any manufacturing, commercialization or marketing rights associated with its current drug candidates.

Representations and Warranties

      The Stock Purchase Agreement contains customary representations and warranties of Aphton and Igeneon relating to, among other things:

•	corporate organization and qualification;

•	charter documents and corporate books and records;

•	capital structure;

•	absence of conflicts and required filings and consents;

•	corporate authority and board approval;

•	required permits and compliance with laws;

•	financial statements;

•	litigation;

•	intellectual property;

•	compliance with regulatory laws;

•	brokers;

•	insurance; and

•	clinical trials.

      The Stock Purchase Agreement contains the following additional representations and warranties of Igeneon relating to:

•	employee benefit plans;

•	taxes;

•	validity and absence of breaches of material contracts;

•	labor and other employment matters;

•	properties;

•	significant supplier;

•	absence of certain business practices;

•	environmental matters;

•	ownership of assets and rights;

•	no United States transactions; and

•	grants.

      The Stock Purchase Agreement also contains additional representations and warranties of Aphton relating to the validity of shares to be issued, the listing of such shares on Nasdaq and Commission filings.

      The representations and warranties contained in the Stock Purchase Agreement are subject to materiality and knowledge qualifications in many respects, and expire at the completion of the Igeneon Acquisition.

Restrictions on Operations

      We and Igeneon have agreed to restrictions on our respective activities until either the completion of the Igeneon Acquisition or the termination of the Stock Purchase Agreement.

Restrictions on Aphton’s Operations

      We are required to carry on our business in the usual, regular and ordinary course in substantially the same manner as previously conducted and as currently proposed and in compliance in all material respects with all applicable laws and regulations. We are also required to use all commercially reasonable efforts to preserve intact our current business organizations, keep available the services of our key officers and employees and preserve our material relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with us.

      In addition, we have also agreed that, without Igeneon’s written consent, we will not:

•	other than pursuant to existing agreements;

•	issue shares of our capital stock for cash at a price less than the five-day average closing price of our common stock; or

•	issue shares of our capital stock for consideration other than cash in an amount of more than six million shares in the aggregate; provided, that all shares issued for consideration other than cash shall be subject to a six month lock-up.

•	with respect to our capital stock:

•	declare, set aside or pay any dividends on, or make any other distributions in respect of, any of our capital stock (or make any announcement or other public statement of the intention to declare, set aside or pay any such dividends or make any such other distributions);

•	split, combine or reclassify any of our capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of our capital stock, including, without limitation, through a dividend; or

•	purchase, redeem or otherwise acquire any shares of our capital stock or any other securities or any rights, warrants or options to acquire any such shares or other securities.

•	amend our certificate of incorporation or bylaws, except:

•	to increase the authorized number of shares of capital stock set forth in Proposal 2;

•	as required by law or the rules and regulations of the Commission or the National Association of Securities Dealers; or

•	that do not have an adverse effect on the transactions contemplated by the Stock Purchase Agreement.

•	prepay, retire or redeem any loan, note, debenture or other indebtedness of ours with an aggregate principal amount in excess of $5,000,000 prior to its scheduled maturity date, except for any such prepayment, retirement or redemption required to be made by the terms of the applicable agreements governing such indebtedness as such agreements exist as of the date of the Stock Purchase Agreement;

•	other than in the ordinary course of business, make any cash capital expenditures, which individually or in the aggregate, exceed $10,000,000; or

•	authorize any of, or commit or agree to take any of, the foregoing actions that would occur prior to the closing date.

Restrictions on Igeneon’s Operations

      Igeneon is required to operate its business only in the ordinary and usual course consistent with past practices, and maintain its existence under Austrian Law and use all commercially reasonable efforts to:

•	preserve intact its current business organization;

•	keep available the services of its current officers and key employees;

•	preserve its relationships with its suppliers, strategic alliances and other persons with which it has significant business relations;

•	promptly notify us of any material developments or material updates from any governmental or regulatory authority regarding its product candidates;

•	to the extent permitted by applicable law, furnish to us a copy of any material correspondence received or delivered to any governmental or regulatory authority;

•	continue and maintain the approval process in the ordinary course of registrations with respect to drug candidates being developed by Igeneon;

•	maintain and keep its properties and assets in good repair and condition as is material to the conduct of its business; and

•	continuously maintain insurance coverage substantially equivalent to the insurance coverage in existence on the date of the Stock Purchase Agreement.

      In addition, Igeneon has also agreed that, without our written consent, it will not:

•	initiate any new clinical trials;

•	amend, revise, or modify in any material manner its clinical protocols or statistical analysis plans as they existed at the date of the Stock Purchase Agreement;

•	terminate any of its key employees other than for cause;

•	issue, sell or authorize for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating them to issue or sell any such securities, except as required by existing agreements;

•	redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares, except as required by existing agreements;

•	pay any dividend or other distribution (whether in cash, stock or other property) with respect to its capital stock or repay any irrevocable capital contribution;

•	sell, transfer, abandon or dispose of any of its assets or property rights (tangible or intangible), other than in the ordinary course of business consistent with past practices;

•	grant or make any lien or subject any of its properties or assets to any lien, other than:

•	in the ordinary course of business consistent with past practices; or

•	as may be required by existing contracts or law;

•	disclose any proprietary or confidential information to any third party, except to us, other than in the ordinary course of business and subject to customary confidentiality agreements or if required by law;

•	create, incur or assume any indebtedness or any liability in addition to the indebtedness and liability outstanding as of the date of the Stock Purchase Agreement, other than in the ordinary course of business or certain permitted loans;

•	make or commit to make any capital expenditures, other than in the ordinary course of business consistent with past practices, but in no event in an amount exceeding EUR 50,000 for any one capital expenditure or EUR 200,000 in the aggregate for all capital expenditures;

•	grant any guaranties which in the aggregate exceed EUR 100,000;

•	apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly by, to or for the benefit of Sellers or any affiliate thereof or to the prepayment of any such amounts, except for any payments of compensation in the ordinary course to its directors and employees;

•	increase the compensation payable or to become payable to its directors or employees, other than increases in the ordinary course of business and consistent with past practice or grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any of its directors or employees, or establish, adopt, enter into, materially amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director or employee, except in each case to the extent required by applicable law or the terms of any existing contract or collective bargaining agreement;

•	enter into any agreement or arrangement to license, sell or transfer any rights in its products or intellectual property, including, without limitation, the right to participate in, or receive any economic benefit from, the development, commercialization or marketing of its products or intellectual property;

•	acquire (including, without limitation, by merger, consolidation or acquisition of stock or assets) any interest in or assets of any corporation, partnership, other business organization, person or any division thereof or, other than in the ordinary course of business, any assets, except in connection with the formation of the AxIx Trust;

•	alter the manner of keeping its books, accounts or records, or change in any manner its accounting practices, except as may be required by applicable law, a change in IFRS or by Austrian generally accepted accounting principles;

•	waive, release, assign, settle or compromise any claims or litigation involving a settlement in excess of EUR 100,000 in any individual case or EUR 200,000 in the aggregate;

•	make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended tax return, enter into any closing agreement, settle any tax claim or assessment relating to it, surrender any right to claim a refund of taxes, consent to any extension or waiver of the limitation period applicable to any tax claim or assessment relating to it, or take any other similar action relating to the filing of any tax return or the payment of any tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing its tax liability for any period ending after the closing date or decreasing any tax attribute of it existing on the closing date, in each case, other than in the ordinary course of business;

•	take or omit to take any action which renders any of its representations or warranties untrue or misleading, or which would be a material breach of any of its covenants;

•	settle any claims that would impose a financial obligation on it after the closing date in excess of EUR 100,000;

•	take any action which results in a material adverse effect on it; or

•	agree, whether in writing or otherwise, to do any of the foregoing.

Restrictions on Sellers’ Interim Operations

      In addition, the Sellers have agreed that, without our written consent, they will not:

•	amend or otherwise change the Articles of Association or equivalent organizational documents of Igeneon;

•	issue, sell or authorize for issuance or sale, shares of any class of Igeneon’s securities or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments obligating them to issue or sell any such securities; or

•	declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to Igeneon’s capital stock or repay any irrevocable capital contribution.

Employment Agreement/ Board Appointment

      In connection with the Igeneon Acquisition, our Board of Directors will take all requisite action to increase the number of seats on our Board of Directors by one. Upon consummation of the Igeneon Acquisition, Igeneon’s Chief Executive Officer will become our Chief Operating Officer and he will also be appointed to our Board of Directors, provided that at the closing of the Igeneon Acquisition, he has entered into an employment agreement with us.

Lock-Up Agreement

      Subject to certain exceptions for public offerings or upon a change in control of us, the Sellers may not sell or otherwise transfer the shares of our common stock they receive in the Igeneon Acquisition for a period of six months from the closing date without our written consent.

Registration Rights

      We have agreed to file a registration statement with the SEC for the resale of all of our shares of common stock issued to the Sellers in connection with the Igeneon Acquisition by no later than 30 days after the closing date.

Selected Financial Data of Aphton

      The selected financial data set forth below with respect to our statements of operations for the years ended January 31, 2000 and 2001, the eleven months ended December 31, 2001 and the years ended December 31, 2002 and 2003 and the financial data with respect to the balance sheet as of December 31, 2003 are derived from audited financial statements. The selected financial data set forth below with respect to our statements of operations for the nine months ended September 30, 2004 and the financial data with respect to the balance sheet as of September 30, 2004 are derived from our unaudited financial statements. The unaudited financial data for the nine months ended September 30, 2003 and as of and for the nine months ended September 30, 2004 include, in the opinion of management, all adjustments (consisting only of normal, recurring adjustments) that management considers necessary for a fair statement of results for these periods. The unaudited financial data as of and for the nine months ended September 30, 2004 are not necessarily indicative of the results expected for the full year. The data presented below should be read together with the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements, related notes, and other financial information incorporated by reference into this proxy statement. The following table also summarizes certain selected pro forma consolidated financial data included elsewhere in this proxy statement giving effect to the Igeneon Acquisition.

Statement of Operations Data:

						Pro Forma
			Eleven Months			with Igeneon
	Year Ended January 31,		Ended	Year Ended December 31,		Year Ended
			December 31,			December 31,
	2000	2001	2001	2002	2003	2003

						(Unaudited)

	(In thousands, except per share data)
Research & development expenses	$10,821	$15,302	$28,676	$37,682	$21,878	$38,180
Net loss	$(11,193)	$(16,397)	$(31,264)	$(39,990)	$(26,299)	$(45,842)
Net loss per share	$(0.76)	$(1.02)	$(1.87)	$(1.93)	$(1.02)	$(.90)
Weighted average shares outstanding	14,731	16,100	16,739	20,748	25,791	50,777
Book value per share	$.82	$.69	$(.40)	$(.55)	$(.00)	$(.04)

	Nine Months Ended		Pro Forma with Igeneon
	September 30,		Nine Months Ended
			September 30,
	2003	2004	2004

	(Unaudited)	(Unaudited)	(Unaudited)

	(In thousands, except per share data)
Research & development expenses	$16,542	$15,978	$28,550
Net loss	$(19,747)	$(20,204)	$(40,816)
Net loss per share	$(0.80)	$(.56)	$(.69)
Weighted average shares outstanding	24,832	35,776	59,212
Book value per share	$(.00)	$.78	$.39

Balance Sheet Data:

	As of		As of
	January 31,		December 31,

	2000	2001	2001	2002	2003

	(In thousands)
Cash and current investments	$19,179	$18,664	$6,323	$7,824	$19,216
Total assets	$28,192	$27,364	$13,983	$15,991	$27,246
Total liabilities	$16,132	$16,208	$20,715	$27,317	$27,321
Accumulated deficit	$(52,954)	$(69,351)	$(100,615)	$(140,605)	$(166,905)
Total stockholders’ (deficit) equity	$12,060	$11,157	$(6,733)	$(11,326)	$(75)

	As of	As of	Pro Forma with Igeneon
	December 31,	September 30,	As of September 30,
	2003	2004	2004

		(Unaudited)	(Unaudited)

	(In thousands)
Cash and current investments	$19,216	$49,430	$67,104
Total assets	$27,246	$58,012	$78,356
Total liabilities	$27,321	$28,768	$55,124
Accumulated deficit	$(166,905)	$(187,109)	$(266,475)
Total stockholders’ (deficit) equity	$(75)	$29,244	$23,232

      In March 2001, we changed Aphton’s fiscal year-end from January 31 to December 31.

Unaudited Pro Forma Combined Financial Information

      The following unaudited pro forma combined balance sheets and unaudited pro forma combined statements of operations reflect the Igeneon Acquisition as if the transaction had occurred as of the beginning of the period, for each period presented and as of the balance sheet date for each balance sheet presented. The statements are derived in part from and should be read in conjunction with (1) our historical financial statements and notes thereto, as presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, which is incorporated by reference into this proxy statement, and (2) the historical financial statements and notes thereto of Igeneon, included elsewhere in this proxy statement as well as information provided to us by Igeneon.

      The unaudited pro forma combined balance sheets as of December 31, 2003 and September 30, 2004 and the unaudited pro forma combined statements of operations for the year ended December 31, 2003 and for the nine months ended September 30, 2004 do not purport to represent what our consolidated financial position or the consolidated results of operations would actually have been had the Igeneon Acquisition been completed at the beginning of the periods presented, nor do they purport to project our consolidated financial position or consolidated results of operations for any future period or as of any date.

      These unaudited pro forma combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable.

Unaudited Pro Forma Combined Statements of Operations

Nine Months Ended September 30, 2004

	Historical	Historical	Adjustments		Pro Forma
	Aphton	Igeneon	to		Combined
	Financials	Financials	Financials		Company

	(In thousands)
Revenue	$—	$1,831	$—		$1,831
Expenses
General/ Administrative	2,597	4,343	4,660	c	11,600
Research & Development	15,978	12,572	—		28,550
Other Operating Expenses	—	67	—		67

Total Expenses	18,575	16,982	4,660		40,217
Other Income (Expense)
Interest Expense	(1,977)	(538)	(263)	c	(2,778)
Dividend/ Interest Income	368	—	—		368
Unrealized Losses	(20)	—	—		(20)

Net Loss	$(20,204)	$(15,689)	$(4,923)		$(40,816)

See Notes to Unaudited Pro Forma Combined Financial Statements

Unaudited Pro Forma Combined Balance Sheet

As of September 30, 2004

	Historical	Historical	Adjustments		Pro Forma
	Aphton	Igeneon	to		Combined
	Financials	Financials	Financials		Company

	(In thousands)
ASSETS
Cash and Short Term Investments	$48,449	$1,608	$(25)	d	$50,032
Investment Securities	981	16,092	—		17,073
Receivables	—	888	—		888
Other Current Assets	659	—	—		659

Total Current Assets	50,089	18,588	(25)		68,652
Equipment, Net of Depreciation	594	1,653	—		2,247
Deferred Financing Costs — Net of Amortization	532	—	—		532
Unconditional Supply Commitment	6,798	—	—		6,798
Intangibles/Other Assets	—	127	—		127

Total Assets	$58,013	$20,368	$(25)		$78,356

LIABILITIES
Accounts Payable	$2,003	$1,142	$—		$3,145
Due to Related Party	3,234	—	—		3,234
Accrued Liabilities	1,312	983	4,923	c	7,218
Accrued Interest Payable	548	—	—		548
Current Portion of Long Term Financial Liabilities	—	1,435	—		1,435
Other Current Liabilities	128	743	—		871

Total Current Liabilities	7,225	4,303	4,923		16,451
Convertible Debentures/Bonds and other financial obligations	11,543	16,792	—		28,335
Deferred Revenue	10,000	—	—		10,000
Other Liabilities	—	338	—		338

Total Liabilities	28,768	21,433	4,923		55,124
Stockholders’ Equity
Common Stock	38	2,117	(2,095)	a/d	60
Preferred Stock	—	5,569	(5,569)	a	—
Bonds to be Converted to Equity	—	23,865	(23,865)	a	—
Additional Paid in Capital	216,017	31,974	41,358	a/d	289,349
Purchase Warrants	299	—	—		299
Treasury Shares	—	(76)	76	a	—
Deferred Compensation	—	110	(110)	a	—
Accumulated Other Comprehensive Income	—	310	(310)	a	—
Accumulated Deficit	(187,109)	(64,934)	(14,433)	a/b/c/e	(266,476)

Total Stockholders’ Equity	29,245	(1,065)	(4,948)		23,232

Total Liabilities and Stockholders’ Equity	$58,013	$20,368	$(25)		$78,356

See Notes to Unaudited Pro Forma Combined Financial Statements

Unaudited Pro Forma Combined Statements of Operations

Year Ended December 31, 2003

	Historical	Historical	Adjustments		Pro Forma
	Aphton	IGN	to		Combined
	Financials	Financials	Financials		Company

	(In thousands)
Revenue	$—	$2,876	$—		$2,876
Expenses
General/ Administrative	2,767	5,502	4,660	c	12,929
Research & Development	21,878	16,302	—		38,180
Other Operating Expenses	—	213	—		213

Total Expenses	24,645	22,017	4,660		51,322
Other Income (Expense)
Interest Expense	(1,851)	(402)	(263	)c	(2,516)
Dividend/ Interest Income	78	—	—		78
Unrealized Gain	119	—	—		119

Net Loss	$(26,299)	$(19,543)	$(4,923)		$(50,765)

See Notes to Unaudited Pro Forma Combined Financial Statements

Unaudited Pro Forma Combined Balance Sheet

As of December 31, 2003

	Historical	Historical	Adjustments		Pro Forma
	Aphton	Igeneon	to		Combined
	Financials	Financials	Financials		Company

	(In thousands)
ASSETS
Cash and Short Term Investments	$18,379	$2,604	$(25)	d	$20,958
Investment Securities	837	3,297	—		4,134
Receivables	—	1,540	—		1,540
Other Current Assets	518	—	—		518

Total Current Assets	19,734	7,441	(25)		27,150
Equipment Net of Depreciation	158	2,113	—		2,271
Deferred Financing Costs — Net of Amortization	556	—	—		556
Unconditional Supply Commitment	6,798	—	—		6,798
Goodwill	—	—	7,439		7,439
Intangibles/ Other Assets	—	60	—		60

Total Assets	$27,246	$9,614	$7,414		$44,274

LIABILITIES
Accounts Payable	$1,604	$924	$—		$2,528
Due to Related Party	3,234	—	—		3,234
Accrued Liabilities	1,115	578	4,923	c	6,616
Accrued Interest Payable	630	—	—		630
Current Portion of Financial Liabilities	—	573	—		573
Other Current Liabilities	—	685	—		685

Current Liabilities	6,583	2,760	4,923		14,266
Convertible Debentures/ Bonds and other financial obligations	10,738	15,969	—		26,707
Deferred Revenue	10,000	—	—		10,000
Other Liabilities	—	181	—		181

Total Liabilities	27,321	18,910	4,923		51,154

Stockholders’ Equity
Common Stock	29	2,148	(2,126)	a/e	51
Preferred Stock	—	5,651	(5,651)	a	—
Additional Paid in Capital	166,502	32,445	40,887	a/d/e	239,834
Purchase Warrants	299	—	—		299
Treasury Shares	—	(77)	77	a	—
Deferred Compensation	—	102	(102)	a	—
Accumulated Other Comprehensive Inc.	—	199	(199)	a	—
Accumulated Deficit	(166,905)	(49,764)	(30,395)	a/b/c	(247,064)

Total Stockholders’ Equity	(75)	(9,296)	2,491		(6,880)

Total Liabilities and Stockholders’ Equity	$27,246	$9,614	$7,414		$44,274

See Notes to Unaudited Pro Forma Combined Financial Statements

Notes to Unaudited Pro Forma Combined Financial Statements

(In thousands, except for share and per share information)

(1)	Accounting Policies and Unaudited Pro Forma Combined Financial Information

      The above unaudited pro forma combined financial information describes the pro forma effect of Aphton’s proposed transaction with Igeneon on its balance sheets and statements of operations as of and for the year ended December 31, 2003 and as of and for the nine months ended September 30, 2004. Igeneon’s financial statements, from which these unaudited pro forma combined financial statements are derived, are prepared in accordance with IFRS (International Financial Accounting Standards) which differ in certain material respects with U.S. GAAP (U.S. Generally Accepted Accounting Principles). Igeneon’s historical IFRS financial statements as of and for the periods ended December 31, 2003 and September 30, 2004 have been provided to Aphton and are included in this proxy statement. To present pro forma information as of and for the periods ended December 31, 2003 and September 30, 2004, Aphton made adjustments to convert the financial information of Igeneon from IFRS to U.S. GAAP based upon information obtained from Igeneon and upon Aphton’s management’s best estimates in light of the information available to it at this time. Included in these adjustments, are certain assumptions regarding the treatment of Igeneon’s convertible debentures in accordance with U.S. GAAP versus the treatment under IFRS based upon information Aphton received in the due diligence process regarding the specific terms and conditions of Igeneon’s convertible debentures. The reconciliation from IFRS to U.S. GAAP is unaudited. Once Aphton is able to gain additional access to the detailed accounting records of Igeneon and an audit is performed upon these reconciling adjustments, additional adjustments, which may be material, may be necessary. In addition, Aphton has made certain reclassifications to the Igeneon financial statements to conform to Aphton’s basis of presentation. These reclassification adjustments were derived from the disclosure of significant accounting policies and related notes, plus information obtained during due diligence. Additional reclassification adjustments may be necessary once Aphton is able to gain additional access to the detailed accounting records of Igeneon.

(2)	Preliminary Purchase Price Allocation

      The estimated aggregate purchase price is comprised of the following (amounts in thousands of US dollars):

Issuance of 21,500,000 shares of Aphton common stock assuming a stock price of $3.4118 per share. The assumed stock price was derived by averaging the closing price of the Aphton common stock five days before and five days after the announcement of the transaction on December 15, 2004	$73,354
Cash to be paid	25

Total Purchase price	$73,379

      For purposes of the unaudited pro forma combined financial statements, the aggregate purchase price of $73,379 was allocated to the acquired tangible and intangible assets and assumed liabilities based on

Notes to Unaudited Pro Forma Combined Financial Statements — (Continued)

their respective fair market values as of December 31, 2003 and September 30, 2004 (amounts in thousands of US dollars):

	December 31, 2003	September 30, 2004

Cash and Cash Equivalents	$5,901	$17,700
Accounts Receivables	1,540	888
Plant, Property & Equipment	2,113	1,653
Software	60	127
In-Process Research and Development	75,236	75,236
Goodwill	7,439	(792)
Assumed Liabilities	(18,910)	(21,433)

Total Purchase Price	$73,379	$73,379

      In connection with the proposed transaction, Aphton will acquire In-Process Research and Development for two compounds for the development of therapeutic vaccines and monoclonal antibodies for the treatment of cancer, IGN 101 cancer vaccine and IGN 311 monoclonal antibody. In addition, other less significant compounds are also included, but have not been valued for purposes of the pro forma financial statements.

      Management engaged the valuation services of Standard & Poor’s Corporate Value Consulting to determine the fair value of Igeneon’s In-Process Research and Development. Their assessment of the fair value of Igeneon’s leading compounds is as follows:

IGN 101	$54,027
IGN 311	21,209

Total value of In-Process R&D	$75,236

      This valuation was based on future cash flows discounted at a rate of approximately 35% which reflects the internal rate of return as well as related marketing risks of the compounds.

(3)	Pro Forma Adjustments

      The following are descriptions of the pro forma adjustments related to the Igeneon Acquisition, identified as (a) through (e) in the accompanying pro forma combined financial information (in thousands except share and per share information).

a)	To eliminate Igeneon’s historical stockholders’ equity amounting to $(1,065) at September 30, 2004 and $(9,296) at December 31, 2003.

b)	Allocated purchase price of $73,379 is outlined above in footnote (2). The In-Process Research and Development of $75,236 has been charged to the accumulated deficit account for purposes of the unaudited pro forma combined balance sheets and will be expensed on the statement of operations of Aphton upon completion of the transaction.

c)	Accrued merger expenses of $4,923 have been included in the pro forma income statement for the year ended December 31, 2003 and for the nine months ending September 30, 2004.

d)	To record the exchange of 21,500,000 shares of Aphton common stock, $.001 par value, valued at $3.4118 per share, (total value $73,354), and $25 cash for acquiring the net assets of Igeneon.

e)	Goodwill of $(792) (see footnote (2) Purchase Price Allocation), included in the September 30, 2004 balance sheet has been allocated to In-Process Research and Development for the purposes

Notes to Unaudited Pro Forma Combined Financial Statements — (Continued)

of the pro forma balance sheet which reduces the net amount reclassified to accumulated deficit for In-Process Research and Development to $74,444.

(4)	Exchange Rates used to translate Igeneon financials. (rates are US dollars to 1 Euro)

      The reported US GAAP financials of Igeneon were prepared in Euros and translated to US dollars using the following exchange rates:

2004 — The balance sheet as of September 30, 2004 was translated at the September 30, 2004 month end rate of $1.2417. The 2004 income statement for the period January 1, 2004 to September 30, 2004 was translated at an exchange rate of $1.2262. This income statement rate was derived from the average rates published for each month, January — September 2004. The 2004 merger expenses incurred by Igeneon were translated at the December 30, 2004 spot rate of $1.362 as these occurred in the later part of the year.

2003 — The balance sheet as of December 31, 2003 was translated at the December 31, 2003 month end rate of $1.26. The 2003 income statement for the period January 1, 2003 — December 31, 2003 was translated at an average exchange rate of $1.132. This income rate was derived from the average rates published for each month, January — December 2003.

Information About Igeneon

Description of Business of Igeneon

      Igeneon is a biopharmaceutical company focused on active and passive cancer immunotherapies (cancer vaccines and monoclonal antibodies) to prevent or delay the development of metastases in cancers of epithelial origin. These make up approximately 70% of all cancers. Igeneon’s product candidates are designed to target disseminated tumor cells, thereby having the potential to prevent metastasis and the spread of cancer.

      Igeneon was founded in 1999 by former Sandoz/ Novartis executives and is based in Vienna, Austria with approximately 60 employees. Approximately 70% of the staff work in research and development with 80% of those people having scientific or medical training. Many of the employees have research and development experience at large pharmaceutical companies as well as in the development and manufacturing of biologics and cancer immunotherapeutics.

Collaborations

      Igeneon currently has a research collaboration with The Cleveland Clinic Taussig Cancer Center which covers the design and conduct of US clinical trials as well as regulatory support in dealing with the FDA. In addition, the company has (1) collaborations with Glycart, a Swiss company, and the Medical University Clinic Graz that work with Igeneon on engineering recombinant antibodies and clinical studies, respectively and (2) a clinical study collaboration with Immunicon Corporation here in the U.S. which provides Igeneon with data on the effect of Igeneon product candidates on circulating tumor cells in blood.

Product Pipeline

IGN101

      Igeneon has two product candidates currently in the clinic. The lead product candidate IGN101 is a cancer vaccine designed to induce an immune response against disseminated tumor cells. IGN 101 is an off-the-shelf product consisting of the murine anti-EpCAM monoclonal antibody 17-1-A adsorbed on aluminum hydroxide. EpCAM is a cell surface glycoprotein present in normal epithelia cells and over-expressed in the majority of epithelial cancers; these cancers account for approximately 70% of all cancers. In early trials, IGN101 has been observed to destroy disseminated tumor cells (also called “circulating tumor cells”) and therefore Igeneon anticipates that IGN101 may thus slow down or prevent the formation of metastases.

Clinical Trials

      IGN101 is currently in a randomized, double-blind, placebo-controlled Phase II/ III trial for patients with non-small cell lung cancer. In this trial, IGN101 is being evaluated as a monotherapy compared to placebo. The trial will enroll approximately 750 patients in total.

      In Phase I and Phase II trials IGN101 has shown:

•	A good safety and tolerability profile in more than 450 patients;

•	Strong immunogenicity even after or in combination with chemotherapy;

•	Efficacy against circulating tumor cells in peripheral blood; and

•	A survival benefit for patients with late-stage rectum carcinoma.

      In July 2004, Igeneon completed a double-blind, placebo controlled Phase II screening trial for IGN101, which showed statistically significant survival prolongation in the subgroup of patients with metastatic rectal cancer. The study involved 239 patients and was conducted at the Hôpital Avicenne, Rabat, Morocco. Of the total number of patients, 163 had colorectal cancer (95 patients at stage IV), 32 patients had stage III or IV upper gastro-intestinal tract cancer, 38 patients had stage III or IV non-small cell lung cancer (NSCLC), and 6 patients had liver or bile-duct carcinoma. Vaccinations with

IGN101 or placebo were given on days 1, 15, 29 and 57, and in weeks 16, 24, 32, 40 and 68. Concomitant standard therapies were permitted. Data from this trial demonstrated a statistically significant survival prolongation in the subgroup of patients with metastatic rectal cancer. While no difference in overall survival was seen for the whole intention-to-treat (ITT) population of 239 patients, in the subgroup of 53 patients with metastatic rectal cancer the 1-year-survival was doubled from 23.8% for placebo to 59.4% for IGN101 (p=0.009). In this indication, median survival was 407 days for the IGN101 group, compared to 253 days for placebo (p=0.021). Vaccinations with IGN101 were well tolerated in all indications.

IGN311

      IGN311 is Igeneon’s second most advanced product candidate and is currently in Phase I trials. IGN311 is a humanized monoclonal antibody (IgG1) against the Lewis Y carbohydrate antigen. Lewis Y is expressed on approximately 70% of all epithelial cancers and its expression on adult normal tissues is very restricted; consequently IGN311 has the potential to target a broad range of carcinomas. IGN311 is designed to exert clinical effects by destruction of tumor cells by activation of effect or functions and by selective growth inhibition via functional receptors.

      IGN311 is the fully humanized version of the murine monoclonal antibody ABL 364 (hybridoma BR55-2), a murine IgG3 highly specific for the Lewis Y antigen that has shown significant in vitro and in vivo anti-tumor cytolytic activity. ABL 364 was tested in several Phase I/ II clinical trials and substantially reduced or eliminated Lewis Y/cytokeratin positive cells in the bone marrow of cancer patients.

Clinical Trials

      The first Phase I open trial with IGN311 has finished enrollment with 12 patients. While the final analysis and documentation of the trial is currently ongoing, early data from this trial was presented at the 2004 Annual Meeting of the American Society of Clinical Oncology (ASCO). Based upon preliminary results, Igeneon believes that IGN311 has shown:

•	Good safety characteristics and an excellent pharmacokinetic profile with a serum half-life of more than 20 days;

•	Long-lasting cytolytic activity of patient’s sera against tumor cells; and

•	Substantial reduction in circulating tumor cells in peripheral blood.

      So far, disseminated tumor cells (DTCs) have been reduced below detection level in all patients in whom DTCs were measurable before treatment. Further trials are currently being prepared.

Preclinical Products

      IGN312 is a monoclonal antibody derived from IGN311 with enhanced effect or functions due to glycoengineering. The product has been developed in collaboration with Glycart (Zurich, Switzerland). First results show a more than tenfold improved antibody mediated cellular cytotoxicity of IGN312 compared to IGN311 in several different cancer cell-lines.

      IGN501 is an immunoregulatory vaccine which is designed to translate into clinical effects comparable to those observed with passively administered immonoglobulin. In a safety pharmacology study in Rhesus monkeys, the product candidate has been shown to be safe. The immunological analysis of the data is ongoing.

Intellectual Property

      As of December 2004, Igeneon has a patent portfolio of 21 nationally and internationally filed patent families at various stages of approval. Most of these concern intellectual property rights to Igeneon inventions, but some are also patents to which Igeneon holds exclusive rights. Igeneon’s extensive portfolio of patent applications covers both products currently under development and technologies.

Employees

      As of December 31, 2004, Igeneon had 66 employees.

Property

      Igeneon does not own any real property. All business activities are conducted from the headquarters in Vienna; the facilities are rented through two leases. The main rental agreement with DIE EVA Liegenschaftsverwaltungsges.m.b.H. covers office and laboratory space totaling 2,754 square meters (29,646 square feet) plus adjacent parking spaces at Objekt 3, Brunner Strasse 69, 1230 Vienna. A second rental agreement with Novartis Institutes for BioMedical Research GmbH & Co KG (formerly Novartis Forschungsinstitut GmbH) covers backup facilities totaling 247 square meters (2,664 square feet) plus adjacent parking spaces at Objekt 41, Brunner Strasse 59, 1230 Vienna.

Common Equity Securities and Related Stockholder Matters of Igeneon

      Igeneon is a closely held corporation with 18 record holders of its shares of common and preferred stock. There is no public trading market for the shares of common stock of Igeneon and Igeneon has not paid any dividends to its stockholders to date.

Selected Financial Data of Igeneon

      The selected financial data set forth below with respect to Igeneon’s statements of operations for the years ended December 31, 1999 through 2003 and the nine months ended September 30, 2003 and 2004, and the financial data with respect to the balance sheets as of December 31, 1999 through 2003 and as of September 30, 2003 and 2004, are derived from audited financial statements. Igeneon’s financial statements have been prepared in accordance with IFRS issued by the International Accounting Standards Committee (IASC) and approved by the International Accounting Standards Board (IASB) and taking into account the interpretations of the International Financial Reporting Interpretations Committee (IFRIC), formerly Standing Interpretations Committee (SIC). The term IFRS includes standards and interpretations approved by the IASB, International Accounting Standards (IAS) and SIC interpretations. The data presented below should be read together with the “Management’s Discussion and Analysis of Financial condition and Results of Operations” and Igeneon’s financial statements, related notes, and other financial information included elsewhere in this proxy statement.

						Nine Months Ended
	For the Year Ended December 31,					September 30

	1999(1)	2000	2001	2002	2003	2003	2004

			(Euros in thousands, except per share data)
Operating Data
Other operating income	€169	€521	€836	€540	€2,541	€1,884	€1,493
Research and development expenses	(289)	(1,683)	(4,026)	(8,774)	(14,421)	(11,242)	(10,268)
General and administrative expenses	(438)	(783)	(2,284)	(6,102)	(4,819)	(3,548)	(3,472)
Other operating expenses	(19)	(8)	(35)	(122)	(188)	(160)	(55)
Total Operating Expenses	(746)	(2,474)	(6,345)	(14,998)	(19,428)	(14,950)	(13,795)
Financial Result	3	(8)	282	(1,043)	(109)	(41)	20
Loss before taxes	(574)	(1,961)	(5,227)	(15,501)	(16,996)	(13,107)	(12,282)
Taxes on Income	(6)	149	(72)	(5)	(333)	(356)	(13)
Loss after taxes	(580)	(1,812)	(5,299)	(15,506)	(17,329)	(13,463)	(12,295)
Earnings per share in Euros (basic)	€—	€—	€(1.22)	€(2.53)	€(2.83)	€(2.20)	€(2.01)

						Nine Months Ended
	For the Year Ended December 31,					September 30

	1999(1)	2000	2001	2002	2003	2003(2)	2004

			(Euros in thousands, except per share data)
Balance Sheet Data
Total assets	€1,017	€2,208	€29,019	€23,646	€7,756	€11,117	€16,515
Long-term liabilities(3)	€315	€1,809	€3,706	€13,148	€14,201	€14,548	€6,997
Capital and Reserves	€617	€(59)	€24,188	€8,682	€(8,648)	€(4,781)	€6,028

(1)	Converted from Austrian Schilling at the official fixed conversion rate of EUR 1.00=13.7603 Austrian Schilling (conversion not audited).

(2)	Balance sheet data unaudited.

(3)	Includes current portion of long-term liabilities in the years ended December 31, 1999, 2000 and 2001 and the nine months ended September 30, 2003.

      Igeneon’s historical financial statements, which are included in this proxy statement, are prepared in accordance with IFRS, which differ in certain material respects from United States Generally Accepted Accounting Principles, or US GAAP. Igeneon does not reconcile its financial information prepared in accordance with IFRS to US GAAP and at the date of this filing, such reconciliation is unavailable and not obtainable to us without unreasonable time, cost and expense. When the reconciliation is not available or obtainable without unreasonable cost or expense, Commission rules permit us to provide in lieu of the reconciled financial statements, the following narrative description of all material variations in accounting principles, practices and methods used in preparing the non-US GAAP financial statements of Igeneon.

•	IFRS permits the capitalization of development costs if such costs have a future benefit. US GAAP requires all research and development costs be expensed as incurred.

•	IFRS requires the amount of “in-process research and development” included in the purchase price of acquisitions to be considered a form of goodwill which is amortized over its estimated useful life. US GAAP requires the entire amount of “in-process research and development” to be expensed at the acquisition date.

•	IFRS allows temporary declines in market value of available for sale securities to be recognized in shareholders’ equity or earnings, based upon company policy, while US GAAP requires temporary declines in market value of available for sale securities to be recorded in shareholders’ equity. IFRS requires other than temporary declines in market value of available for sale securities previously recognized in earnings to be reversed through earnings upon recovery while US GAAP only allows such reversals of previously recorded losses upon ultimate sale.

•	IFRS does not require expense recognition for repricing of fixed stock option awards while US GAAP requires that certain modifications to fixed stock option awards result in variable accounting, resulting in compensation expense, from the date of the modification to the exercise date.

•	IFRS requires goodwill and intangible assets to be amortized over their estimated useful lives while US GAAP only requires the amortization of finite lived intangible assets. US GAAP requires goodwill and other indefinite lived intangible assets to be carried at cost without being amortized and requires an impairment test to be performed on an annual basis, with any impairment being immediately recognized as an expense.

•	Under US GAAP, long-lived assets, including intangible assets, are considered impaired if the sum of undiscounted cash flows expected to result from use and eventual disposition are less than the carrying amount. If the asset is determined to be impaired, a loss is recognized based upon the difference between carrying amount and fair market value. Under IFRS, an impairment loss is recognized based upon a comparison of the carrying value to the higher of the net selling price or discounted cash flows expected to result from use.

•	IFRS requires an impairment test to be performed for the assets recorded as a result of over-funded pension plans. US GAAP does not require an impairment to be recorded for over-funded pension plans.

Management’s Discussion And Analysis And Results Of Operations of Igeneon

Overview

General

      Igeneon, headquartered in Vienna, Austria, is a clinical stage biopharmaceutical company focused on the development of active and passive cancer immunotherapies designed to prevent or delay the development of metastases in cancers of epithelial origin. Igeneon has a diversified and well-balanced research and product portfolio. Its lead product candidate is IGN101, an active cancer vaccine which is currently in a Phase II/ III clinical trial. Igeneon’s second most advanced product candidate is IGN311, a monoclonal antibody targeting Lewis Y-positive cancer cells. IGN311 is expected to report results from a Phase I trial in 2005. Igeneon has a number of additional research projects in preclinical development.

Financial Operations

      Igeneon does not have any products approved for sale. Therefore, Igeneon does not generate any revenue from the sale of its products. Igeneon has experienced significant operating losses since its inception in 1999 and expects to continue incurring significant operating losses for at least the next several years. Igeneon expects losses to continue over the next several years as Igeneon continues its clinical trials, applies for regulatory approvals and continues its research and development efforts. Igeneon also expects to experience negative operating cash flows for the foreseeable future. Igeneon’s losses have adversely impacted, and will continue to adversely impact, its working capital, total assets and stockholders’ equity.

      Igeneon’s net losses for the year ended December 31, 2003 were €17.3 million and €12.3 million for the nine months ended September 30, 2004. Igeneon’s operating losses are primarily due to the costs of development of its potential products. These costs can vary significantly from year to year depending primarily on the progress and status of its clinical development program, the scope of manufacturing and non-clinical research activities and milestone payments due under license agreements for its potential products. Igeneon’s ability to achieve profitability depends upon either closing a co-development and commercialization agreement for one or more of its potential products or successfully commercializing one or more of its potential products on its own following regulatory approval for the sale of these products. It is possible that Igeneon may never be profitable.

Results of Operations

Nine Months Ended September 30, 2003 and 2004

	Nine Months Ended
	September 30,
			% Change from
	2003	2004	2003 to 2004

	(In EUR and in
	thousands)
Other operating income	€1,884.4	€1,493.0	(20.8)%

      Other operating income. Other operating income is primarily comprised of income from grants, income from the disposal of fixed assets and income from the release of provisions. Income from grants consists of grants from various public institutions, such as Wiener Wirtschaftsförderungsfonds (WWFF) and Österreichische Forschungsförderungsgesellschaft (FFG), formerly Forschungsförderungsfonds für die gewerbliche Wirtschaft (FFF); this item also includes a government premium for research for which the expenditure was incurred in the reporting period, in accordance with section 108c Income Tax Act (Einkommensteuergesetz). The grants provided by these institutions are non-refundable, except in case of noncompliance with these institutions’ rules and regulations or in case of misuse of the funds. The decrease in Igeneon’s other operating income for the nine months ended September 30, 2004 compared to the nine months ended September 30, 2003 was primarily due to a decrease in income from grants.

	Nine Months Ended
	September 30,
			% Change from
	2003	2004	2003 to 2004

	(In EUR and in
	thousands)
Operating expenses:
Research and development	€11,242.5	€10,267.6	(8.7)%
General and administrative	3,548.0	3,471.8	(2.1)%
Other operating expenses	159.9	55.2	(65.5)%

Total operating expenses	€14,950.4	€13,794.6	(7.7)%

      Research and development expenses. Research and development expenses are primarily comprised of research materials and purchased services and staff costs. Research materials and purchased services include laboratory materials, external non-clinical research and development, external clinical research and development, external production, adjustment of inventories to net realizable value and license expenses. The slight decrease in Igeneon’s research and development expenses for the nine months ended September 30, 2004 compared to the nine months ended September 30, 2003 was primarily due to a decrease in research materials and purchased services partly offset by increases in other research and development expenses and a slight increase in staff costs. The decrease in research materials and purchased services was primarily attributable to a decrease in license expenses where significant milestone payments to Protein Design Labs had been incurred in 2003 in connection with the entering into the license agreement for IGN311 and subsequently the start of a phase I trial with this product candidate and a decrease in external production expenses. This was partially offset by increases in external clinical research and development which was primarily related to expenses incurred in connection with the conclusion of the Phase II placebo-controlled trial with IGN101, as well as, increased ongoing expenses for the Phase II/ III trial in non-small cell lung cancer with IGN101. The increase in other research and development expenses was mainly due to an increase in advisory and external consultancy expenses in connection with the clinical trial program and an increase in infrastructure expenses, due to a change in the allocation of expenses in order to more accurately reflect the usage of resources by and between research and development and general and administrative, which had been implemented in the beginning of 2004.

      General and administrative expenses. General and administrative expenses are comprised of salary and staff related costs, depreciation and amortization expenses and other expenses which include expenses related to taxes (other than taxes on income), legal expenses, advisory and external consultancy expenses, intellectual property and trademark costs, public relations costs and infrastructure expenses. The slight decrease of €76.2 thousand in Igeneon’s general and administrative expenses for the nine months ended September 30, 2004 compared to the nine months ended September 30, 2003 was primarily due to a decrease in other general and administrative expenses which was mostly offset by an increase in staff costs. The decrease in other general and administrative expenses was mainly due to 1) insourcing of activities in areas such as legal, business development and public relations and 2) a decrease in infrastructure expenses due to a change in the allocation of expenses in order to more accurately reflect the usage of resources by and between research and development and general and administrative which had been implemented in the beginning of 2004. The increase in staff costs was mainly attributable to the termination of the employment contract with Mr. Loibner who was Igeneon’s CEO until June 2004.

	Nine Months Ended
	September 30,
			% Change from
	2003	2004	2003 to 2004

	(In EUR and in thousands)
Financial result	€(40.9)	€20.1	149.1%

      Financial result. Financial result includes interest income and expense, amortization of discount and changes in the value of marketable securities. The increase in financial result for the nine months ended September 30, 2004 compared to the nine months ended September 30, 2003 was primarily due to a decrease in interest expense attributable to the reclassification of Igeneon’s convertible bond issued in 2002 to equity in 2004 and an increase in the value and income from the sale of marketable securities and financial assets which was in part offset by a decrease in interest and similar income.

	Nine Months Ended
	September 30,
			% Change from
	2003	2004	2003 to 2004

	(In EUR and in thousands)
Loss before taxes	€(13,106.9)	€(12,281.5)	6.3%
Taxes on income	(355.9)	(13.5)	96.2%

Loss after taxes	€(13,462.8)	€(12,295.0)	8.6%

      Loss before taxes. The decrease in Igeneon’s loss before taxes for the nine months ended September 30, 2004 compared to the nine months ended September 30, 2003 was primarily a result of decreases in research and development and general and administrative expenses and an increase in financial result, offset by a decrease in other operating income.

      Taxes on income. Taxes on income includes income taxes payable for the current period as well as deferred taxes. The decrease in Igeneon’s taxes on income for the nine months ended September 30, 2004 compared to the nine months ended September 30, 2003 was primarily due to the revaluation of deferred tax assets in the nine months ended September 30, 2003, as required under IAS 12.34, as it was not probable that taxable profits would be available in the period of reversal of temporary differences against which the deferred tax assets could be utilized and a decrease in deferred taxes for the nine months ended September 30, 2004 due to lower temporary valuation and accounting differences between carrying values in the IAS financial statements and the relevant tax bases.

      Loss after taxes. The decrease in Igeneon’s net loss for the nine months ended September 30, 2004 compared to the nine months ended September 30, 2003 was primarily a result of Igeneon’s decreases in research and development and general and administrative expenses and decrease in taxes on income.

Years Ended December 31, 2003 and 2002

	Year Ended December 31,
			% Change from
	2002	2003	2002 to 2003

	(In EUR and in thousands)
Other operating income	€540.8	€2,540.9	369.8%

      Other operating income. Other operating income is primarily comprised of income from grants and income from the disposal of fixed assets. Income from grants consists of grants from various public institutions, such as Wiener Wirtschaftsförderungsfonds (WWFF) and Forschungsförderungsfonds für die gewerbliche Wirtschaft (FFF); this item also includes a government premium for research in accordance with section 108c Income Tax Act (Einkommensteuergesetz). The grants provided by these institutions are non-refundable, except in case of noncompliance with these institutions’ rules and regulations or in case of misuse of the funds. The increase in Igeneon’s other operating income for the year ended December 31, 2003 compared to the year ended December 31, 2002 was primarily due to an increase in income from grants relating to payouts by Wiener Wirtschaftsförderungsfonds (WWFF) in 2003 and the government premium for research in accordance with section 108c Income Tax Act which was paid out in 2003 for the first time, partially offset by a decrease of income from the disposal of fixed assets.

	Year Ended December 31,
			% Change from
	2002	2003	2002 to 2003

	(In EUR and in thousands)
Operating expenses:
Research and development	€8,773.6	€14,420.7	64.4%
General and administrative	6,102.4	4,818.7	(21.0)%
Other operating expenses	122.2	188.1	53.9%

Total operating expenses	€14,998.2	€19,427.5	29.5%

      Research and development expenses. Research and development expenses are primarily comprised of research materials and purchased services and staff costs. Research materials and purchased services include laboratory materials, external non-clinical research and development, external clinical research and development, external production and license expenses. The increase in Igeneon’s research and development expenses for the year ended December 31, 2003 compared to the year ended December 31, 2002 was primarily due to an increase in research materials and purchased services relating to license, external clinical research and development and external production expenses. The increase in license expenses was primarily due to significant milestone payments to Protein Design Labs in 2003 in connection with the entering into the license agreement for IGN311 and subsequently the start of a phase I trial with this product candidate. The increase in external clinical research and development expenses was primarily due to the increased expenses in connection with the advancing clinical trial program for IGN101, in particular with a pick-up in recruitment of patients for the phase II/ III non-small cell lung cancer trial. The increase in external production was primarily due to process development activities with IGN101. The increase in Igeneon’s research and development expenses for the year ended December 31, 2003 compared to the year ended December 31, 2002 is also attributable to an increase in staff costs due to an increased research and development workforce.

      General and administrative expenses. General and administrative expenses are comprised of salary and staff related costs, depreciation and amortization expenses, expenses related to taxes (other than taxes on income), legal expenses, advisory and external consultancy expenses, intellectual property and trademark costs, public relations costs and infrastructure expenses. The decrease of €1.3 million in Igeneon’s general and administrative expenses for the year ended December 31, 2003 compared to the year ended December 31, 2002 was comprised primarily of (1) a decrease of €1.3 million in legal expenses as a result of capital markets transactions, which were prepared or completed in 2002; (2) a decrease of €232.7 thousand in public relations expenses which decrease was due to in-sourcing of activities previously covered by external providers; and (3) a decrease of €200.9 thousand in intellectual property and trademark related expenses due to a change in the allocation of this expense category from general and administrative expenses to research and development expenses which was implemented in 2003.

      The decrease was offset by an increase of €337.5 thousand in infrastructure expenses relating to Igeneon’s move to new premises in 2003 and an increase of €267.5 thousand in salary and staff related costs as a result of an increased workforce.

	Year Ended December 31,
			% Change from
	2002	2003	2002 to 2003

	(In EUR and in thousands)
Financial result	€(1,043.4)	€(109.8)	89.5%

      Financial result. Financial result includes interest income and expense, amortization of discount and changes in value of marketable securities. The increase in financial result for the year ended December 31, 2003 compared to the year ended December 31, 2002 was primarily due to a full discount granted to bondholders of Igeneon’s 4% convertible bonds, which were issued in 2002, treated as an expense in 2002 and an expense from the valuation of financial liabilities resulting from the fair value treatment of low-interest bearing loans, which were revalued in the fourth quarter of 2002; this was offset by a decrease in interest income from marketable securities and from cash and cash equivalents and an increase in interest expense attributable to interest on convertible bonds.

	Year Ended December 31,
			% Change from
	2002	2003	2002 to 2003

	(In EUR and in thousands)
Loss before taxes	€(15,500.8)	€(16,996.4)	(9.6)%
Taxes on income	(5.6)	(333.0)	(5,846.4)%

Loss after taxes	€(15,506.4)	€(17,329.4)	(11.8)%

      Loss before taxes. The increase in Igeneon’s loss before taxes for the year ended December 31, 2003 compared to the year ended December 31, 2002 was primarily a result of increased research and development expenses offset by decreases in general and administrative expenses and increase in financial result.

      Taxes on income. Taxes on income includes income taxes payable for the current period as well as deferred taxes. The increase in Igeneon’s taxes on income for the year ended December 31, 2003 compared to the year ended December 31, 2002 was primarily due to the revaluation of deferred tax assets as required under IAS 12.34 as it was not probable that taxable profits would be available in the period of reversal of temporary differences against which the deferred tax assets could be utilized. The increase in Igeneon’s taxes on income for the year ended December 31, 2003 compared to the year ended December 31, 2002 was also attributable to an increase in deferred taxes due to higher temporary valuation and accounting differences between carrying values in the IAS financial statements and the relevant tax bases.

      Loss after taxes. The increase in Igeneon’s net loss for the year ended December 31, 2003 compared to the year ended December 31, 2002 was primarily a result of Igeneon’s increased research and development expenses and increased taxes on income.

Year Ended December 31, 2002 and Year Ended December 31, 2001

	Year Ended December 31,
			% Change from
	2001	2002	2001 to 2002

	(In EUR and in thousands)
Other operating income:	€836.5	€540.8	(35.3)%

      Other operating income. Other operating income is primarily comprised of income from grants, income from the release of provisions and income from the disposal of fixed assets. Income from grants consists of grants from various public institutions, such as Wiener Wirtschaftsförderungsfonds (WWFF) and Forschungsförderungsfonds (FFF). The grants provided by these institutions are non-refundable, except in case of noncompliance with these institutions’ rules and regulations or in case of misuse of the funds. The decrease in Igeneon’s other operating income for the year ended December 31, 2002 compared to the year ended December 31, 2001 was primarily due to a decrease in income from grants due to payouts by Wiener Wirtschaftsförderungsfonds (WWFF) in 2001. Additionally, income from reversal of prior-year provisions relating to management bonuses was recognized in the year ended

December 31, 2001, while no income relating to this matter was recognized in the year ended December 31, 2002.

	Year Ended
	December 31,
			% Change from
	2001	2002	2001 to 2002

	(In EUR and in thousands)
Operating expenses:
Research and development	€4,026.4	€8,773.5	117.9%
General and administrative	2,283.7	6,102.4	167.2%
Other operating expenses	35.7	122.2	242.3%

Total operating expenses	€6,345.8	€14,998.1	136.3%

      Research and development expenses. Research and development expenses are primarily comprised of research materials and purchased services and staff costs. Research materials and purchased services include laboratory materials, external non-clinical research and development, external clinical research and development, external production and license expenses. The increase in Igeneon’s research and development expenses for the year ended December 31, 2002 compared to the year ended December 31, 2001 was primarily due to an increase in research materials and purchased services relating to external clinical research and development, external production. external non-clinical research and license expenses. This was due to a broader clinical program for IGN101 as well as the inlicensing, preclinical and start of clinical development of IGN311 and IGN301. The increase is also attributable to an increase in staff costs due to an increased research and development workforce with the hiring of more than 20 additional scientific staff to accommodate the broadened research and development program.

      General and administrative expenses. General and administrative expenses are comprised of salary and staff related costs, depreciation and amortization expenses, expenses related to taxes (other than taxes on income), legal and other consultancy expenses and infrastructure expenses. The increase of €3.8 million in Igeneon’s general and administrative expenses for the year ended December 31, 2002 compared to the year ended December 31, 2001 was comprised primarily of (1) an increase of €2.6 million in legal and other consultancy expenses attributable to capital markets transactions, which were prepared or completed in 2002; and (2) an increase of €609.8 thousand in salary and staff related costs due the build-up of the corporate infrastructure in 2002 and in 2001 which had its first full-year impact on staff costs in 2002.

	Year Ended December 31,
			% Change from
	2001	2002	2001 to 2002

	(In EUR and in thousands)
Financial result	€282.1	€(1,043.4)	(469.9)%

      Financial result. Financial result includes interest income and expense, amortization of discount and changes in value of marketable securities. The decrease in financial result for the year ended December 31, 2002 compared to the year ended December 31, 2001 was primarily due to a discount granted to bondholders of Igeneon’s 4% convertible bonds, which were issued in 2002, treated as an expense in 2002. This was only partly offset by an increase in interest and similar income and an increase in the value of marketable securities which was higher in 2002 than in 2001.

	Year Ended December 31,
			% Change from
	2001	2002	2001 to 2002

	(In EUR and in thousands)
Loss before taxes	€(5,227.1)	€(15,500.8)	(196.5)%
Taxes on income	(72.2)	(5.6)	92.2%

Loss after taxes	€(5,299.3)	€(15,506.4)	(192.6)%

      Loss before taxes. The increase in Igeneon’s loss before taxes for the year ended December 31, 2002 compared to the year ended December 31, 2001 was primarily a result of increases in research and development and general and administrative expenses and a decrease in financial result.

      Taxes on income. Taxes on income includes income taxes payable for the current period as well as deferred taxes. The decrease in Igeneon’s taxes on income for the year ended December 31, 2002 compared to the year ended December 31, 2001 was primarily due to a decrease in deferred taxes due to lower temporary valuation and accounting differences between carrying values in the IAS financial statements and the relevant tax bases.

      Loss after taxes. The increase in Igeneon’s net loss for the year ended December 31, 2002 compared to the year ended December 31, 2001 was primarily a result of Igeneon’s increases in research and development and general and administrative expenses and a decrease in financial result.

Liquidity and Capital Resources

      Igeneon finances its operations through its other operating income, grants repayable (subsidized loans) and issuances of equity securities and convertible bonds. Igeneon sells securities and takes on debt when the terms of such transactions are deemed favorable to it or are necessary to fund its current and projected cash needs. Igeneon seeks to balance the level of cash, cash equivalents and marketable securities on hand with its projected needs to allow Igeneon to withstand periods of uncertainty relative to the availability of funding on favorable terms. These funds provide Igeneon with the resources to operate its business, attract and retain key personnel and scientific staff, fund Igeneon’s research and development program, pre-clinical testing and clinical trials, apply for the necessary regulatory approvals and develop its technology and products.

      As of September 30, 2004, Igeneon had cash and cash equivalents and marketable securities totaling €14.3 million and working capital of €11.5 million compared to cash and cash equivalents and marketable securities totaling €4.7 million and working capital of €3.7 million at December 31, 2003.

      During the nine months ended September 30, 2004 and the year ended December 31, 2003, we received gross proceeds from the following sources:

	Year Ended	Nine Months Ended
	December 31,	September 30,
	2003	2004

	(In EUR and in thousands)
Other operating income	€2,540.9	€1,493.0
Grants repayable	600.0	1,780.0
Issuance of convertible bonds	—	20,400.0

Total	€3,140.9	€23,673.0

      The amount of funding Igeneon raises through sales of equity securities and convertible bonds depends on many factors, including, but not limited to, the status and progress of its product development programs, projected cash needs, availability of funding from other sources and the status of the capital markets.

      As of September 30, 2004, Igeneon had outstanding convertible bonds with a total face value of €30.5 million, up from €7.9 million as of December 31, 2003. In February 2004, Igeneon issued convertible bonds (“Convertible Bond 2004”) with a total face value of €22.7 million, at a discount of 10% for a total consideration of €20.4 million (“Series C financing round”). The Convertible Bond 2004 consists of 22,666,667 bonds with a face value of €1.00 each. The Convertible Bond 2004 is subordinated to all other existing and/or future debt of Igeneon of whatever kind, but ranks pari passu with the Convertible Bond 2002. The term of the Convertible Bond 2004 is five years, maturing on February 29, 2009. It bears interest at 4% per annum on its face value from January 1, 2004 until September 30, 2004. Interest shall cease to accrue on any portion of the Convertible Bond 2004 that is not converted by September 30, 2004.

The total interest amounts to €678.1 thousand. Instead of receiving repayment from Igeneon of the face value of the bonds plus accrued interest at the end of the term, each Series C investor shall have the right or the obligation, as the case may be, to convert all bonds or portions thereof into newly issued Class C preferred shares. The number of Class C preferred shares to be received by each Series C investor upon conversion shall be determined by dividing the aggregate face value of the bonds plus interest accrued until September 30, 2004 by the conversion price that is applicable. In any event, 75% of the Convertible Bond 2004 were to be converted in 2004 and the remaining 25% were be converted subsequently in the event of a transaction such as a further financing round, an initial public offering or a merger. The 75% of the Convertible Bond 2002 and 2004 which were scheduled to convert in 2004 have subsequently not been converted and will not do so until closing of the Igeneon Acquisition.

      In October 2002, Igeneon issued €7.9 million of 4% convertible bonds (“Convertible Bond 2002”) at a discount of €1.5 million, for a total consideration of €6.4 million. The bonds are subordinate to all other debt of Igeneon. The bonds have a term of five years and mature in October 2007. In connection with the issuance of the Convertible Bond 2004, the conversion provisions of the Convertible Bond 2002 were modified to be the same as the conversion provisions of the Convertible Bond 2004.

Indebtedness

	Amount Outstanding

	As of	As of
	December 31,	September 30,
Lender	2003	2004	Maturity	Interest Rate

	(In EUR and in thousands)
Austria Wirtschaftsservice	€436.0	€436.0	June 30, 2011	8.5%
Österreichische Forschungsförderungs- gesellschaft	339.6	339.6	Sept. 30, 2005	2.0%
Österreichische Forschungsförderungs- gesellschaft	465.1	465.1	June 30, 2006	3.0%
Bank Austria Creditanstalt (ERP–Investitionskredit)	2,250.0	2,250.0	July 1, 2006	0.5%
Bank Austria Creditanstalt (FFG-Investitionskredit)	1,100.0	1,100.0	June 30, 2007	3-m.EURIBOR +0.6%
Erste Bank (FFG-Kredit)	600.0	600.0	March 30, 2008	3-m.EURIBOR +0.6%
Bank Austria Creditanstalt (FFG-Kredit)	—	780.0	June 30, 2009	3-m.EURIBOR +0.5%
Erste Bank (AWS-Kredit)	—	1,000.0	July 1, 2010	3-m.EURIBOR +0.5%

      On the basis of an application (SF-Finanzierungsansuchen) dated May 31, 1999, Austria Wirtschaftsservice (AWS), formerly Innovationsagentur, granted Igeneon seed financing in the form of a loan in the amount of €436.0 thousand for its research and development work on cancer vaccines. Project funding is provided as mezzanine capital in three tranches, which have been fully paid out. The duration of the loan is 10 years, starting on July 1, 2001, with a grace period of three years before repayment begins.

      The loan granted by Österreichische Forschungsförderungsgesellschaft (FFG), formerly Forschungsförderungsfonds für die gewerbliche Wirtschaft (FFF), maturing on September 30, 2005 was partially repaid, bringing the nominal amount outstanding down to €339.6 thousand.

      ERP-Investitionskredit AWS (formerly Finanzierungsgarantie-Gesellschaft) provides a guarantee of 96.25 percent of the nominal amount of €2.25 million and the remainder is guaranteed by Bank Austria Creditanstalt.

      FFG-Investitionskredit (Bank Austria Creditanstalt) provides an interest grant of 3% per annum of the nominal amount of €1.1 million and a guarantee.

      FFG-Kredit (Erste Bank) provides a guarantee and an interest grant in the total amount of €42.2 thousand which is equivalent to 2% per annum of the nominal amount of €600.0 thousand.

      During the nine months ended September 30, 2004, FFG agreed to provide Igeneon a guarantee and an interest grant in the total amount of €55.7 thousand, which is equivalent to 2% per annum of the nominal amount of €780.0 thousand of the FFG-Kredit (Bank Austria Creditanstalt).

      During the nine months ended September 30, 2004, Austria Wirtschaftsservice GmbH (AWS) agreed to provide a guarantee for the total loan amount of €1,000.0 thousand of the AWS-Kredit (Erste Bank). For the provision of the guarantee AWS receives a fixed fee of 1.5% of the principal amount outstanding at the end of each half year, plus a variable payment. The variable payment may consist of either, at the discretion of AWS: (i) a premium payable out of the Igeneon’s accumulated profits calculated in accordance with AWS’s guidelines for its TFP-program, or (ii) an option fee. Under the fee option, AWS is entitled to receive economic benefits equivalent to those of an option, exercisable in the event of an initial public offering or trade sale and maturing on June 30, 2010, to acquire shares in an amount of €100.0 thousand at a price equivalent to the conversion price of the Convertible Bond 2004. Erste Bank der oesterreichischen Sparkassen AG (Erste Bank) as lender, has from January 1, 2005 on the right (and is held to do so under the terms of the guarantee to it AWS,) to a lien on the patents relating to IGN101. Such lien shall be waived upon Igeneon entering into an out-licensing agreement for IGN101. In connection with the proposed acquisition of all of the equity securities of Igeneon by Aphton Corporation, AWS has agreed to delay such a lien until May 31, 2005.

      All loans above were made under specific research and development funding programs run by these institutions (AWS, FFG, ERP-Fonds) and have been granted based on funding applications. The loan agreements therefore contain provisions restricting the use of the funds to the research and development purposes stated in the funding applications.

Uses of Funds

      Igeneon’s primary uses of its cash are to fund its operations and working capital requirements, specifically, to fund the continued clinical development of IGN101 and IGN311 and the manufacturing activities related thereto, the clinical and pre-clinical studies for its other product candidates, including monoclonal antibodies, and for potential licenses and acquisitions of complementary products or technologies. Igeneon’s uses of cash during the nine months ended September 30, 2003 and 2004 were as follows:

	Nine Months Ended
	September 30,

	2003	2004

	(In EUR and in
	thousands)
Net cash used in operating activities	€12,995.4	€12,223.3
Capital expenditures	165.7	179.2

Total	€13,161.1	€12,402.5

      The net cash used in operating activities is comprised of Igeneon’s net losses and working capital requirements and capital expenditures. As noted above, Igeneon’s net loss decreased in the nine months ended September 30, 2004 due to decreases in research and development and general and administrative expenses and a decrease in taxes on income.

Liquidity

      Igeneon’s working capital and capital requirements will depend upon numerous factors, including the following: the progress of Igeneon’s research and development program, pre-clinical testing and clinical trials; the timing and cost of obtaining regulatory approvals; the levels of resources that Igeneon devotes to product development, manufacturing and marketing capabilities; technological advances; competition; and collaborative arrangements or strategic alliances with other drug companies, including the further development, manufacturing and marketing of certain of its products and its ability to obtain funds from such strategic alliances or from other sources. Many of these factors are beyond Igeneon’s control. In the event that Igeneon requires additional funds, it may be required to sell additional convertible bonds, equity securities or otherwise, or obtain funds through closing of a co-development and commercialization agreement for one or more of its product candidates. If Igeneon is unable to complete such transactions, it may be required to delay, reduce the scope of, or eliminate one or more of its research or development programs.

Inflation

      Inflation and changing prices have not had a material effect on Igeneon’s continuing operations and Igeneon does not expect inflation to have any material effect on its continuing operations in the foreseeable future. Interest and other income were primarily derived from holdings of cash and cash equivalents and marketable securities.

Quantitative and Qualitative Disclosures About Market Risk of Igeneon

      Igeneon does not engage in trading market risk sensitive instruments or purchasing hedging instruments or “other than trading” instruments that are likely to expose it to significant market risk, whether interest rate, foreign currency exchange, commodity price or equity price risk.

      Foreign Currency Exchange Risk. Igeneon’s laboratory and staff is in Austria. Igeneon does not have any operations that are denominated in a currency other than the Euro and most of Igeneon’s expenses are denominated in Euro. Among others, certain professional fees that have been incurred in connection with the transaction with Aphton are denominated in US$. Igeneon does not speculate in the foreign exchange market and does not engage in derivative activities.

      Interest Rate Risk. Igeneon maintains an investment portfolio of money market funds. Because of the short-term average maturities of the securities contained in this fund and a guarantee for the principal among invested, Igeneon does not believe that a change in interest rates would have a significant negative impact on the value of its investment portfolio. The primary objective of Igeneon’s investment activities is to preserve principal and minimize risk. To achieve this objective, Igeneon invests its excess cash in marketable securities that consist of non-distributing money market funds, classified as available for sale.

      The table below provides information about Igeneon’s financial liabilities which are sensitive to changes in interest rates. With the exception of finance leasing obligations, all Igeneon’s debt is subsidized (directly or via guarantees); interest rates are therefore currently below market rates. The following table presents the future principal payment obligations and estimated interest payments associated with Igeneon’s long-term financial liabilities (including the current portion) as of September 30, 2004:

		2004	2005	2006	2007	2008	Thereafter	Total	Fair Value(1)

Interest-bearing loans	Variable rate	209.9	562.5	774.0	699.5	728.7	819.2	3,793.9	2,522.4
	Fixed rate	17.3	464.9	2,819.1	86.1	80.8	210.7	3,678.9	2,707.3
Finance leasing obligations	Variable rate	79.4	316.5	274.9	147.1	82.5	4.1	904.6	864.3
Total		306.6	1,343.9	3,868.1	932.8	892.0	1,034.0	8,377.4	6,094.0

(1)	Assuming a market interest rate of 14% per annum for unsubsidized debt.

PROPOSAL 2

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General

      On December 14, 2004, our Board of Directors approved an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of all classes of stock that we may issue from 64,000,000 shares to 104,000,000 shares, of which 4,000,000 shares shall be classified as preferred stock, par value $0.001 per share (the “Preferred Stock”) and 100,000,000 shares shall be classified as common stock, par value $0.001 per share (the “Common Stock”). As of our record date, we had 64,000,000 shares of authorized capital stock, of which 4,000,000 are classified as Preferred Stock and 60,000,000 shares are classified as Common Stock. A copy of the proposed Amendment to the Amended and Restated Certificate of Incorporation, in substantially the form to be filed with the Secretary of State of Delaware, is attached hereto as Annex C, and incorporated herein by reference. All stockholders are urged to carefully review the attached Annex C.

Purpose

      As of February 10, 2005, the record date, we had outstanding (1) 37,899,598 shares of Common Stock and (2) no shares of Preferred Stock. As of the record date, we have reserved approximately 5,984,380 shares of Common Stock for issuance upon exercise of outstanding stock options and warrants and approximately 9,021,103 shares of Common Stock for issuance upon the conversion of our outstanding senior convertible debentures and our series A convertible debenture. Therefore, as of the record date, there were approximately 7,094,919 shares of authorized Common Stock available for future issuance.

      Pursuant to the Stock Purchase Agreement, we are required to issue 21,500,000 shares of Common Stock in the Igeneon Acquisition. Since we do not have a sufficient number of shares of authorized Common Stock available for issuance in the Igeneon Acquisition, our Board of Directors has approved the proposed amendment to the Amended and Restated Certificate of Incorporation increasing our authorized shares of Common Stock so that we have a sufficient number of shares of Common Stock to issue in the Igeneon Acquisition. In addition to the additional 21,500,000 authorized shares of Common Stock that we need to issue in the Igeneon Acquisition, our Board of Directors believes that it is in our best interests that we have the flexibility to issue additional shares of Common Stock as needs may arise without further stockholder action unless required by applicable law, regulation, listing requirements, or our Amended and Restated Certificate of Incorporation. We seek to provide this flexibility through management of our authorized shares of capital stock.

      Except for the shares of Common Stock to be issued in the Igeneon Acquisition, we currently have no agreements, understandings, or plans for the issuance or use of the additional shares of our Common Stock proposed to be authorized. The availability of additional shares will enhance our flexibility in connection with possible future actions, such as corporate mergers, acquisitions of businesses, property or securities, stock dividends, stock splits, financings, and other corporate purposes. Our Board of Directors will decide whether, when, and on what terms the issuance of shares of Common Stock may be appropriate in connection with any of the foregoing purposes, without the expense and delay of a special meeting of stockholders. All newly authorized shares of Common Stock would have the same rights as the currently authorized shares, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. Holders of our Common Stock do not have preemptive rights to purchase additional shares of Common Stock and are not entitled to cumulative voting for the election of Directors.

Dilutive Effect of Additional Common Stock

      The issuance of shares of Common Stock in the Igeneon Acquisition will have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. In addition, any future issuances may have a similar dilutive effect. Generally, The Nasdaq National Market limits the amount of shares we can issue without stockholder approval in transactions other than public offerings at a price less than the greater of book or market value of the shares to less than 20% of the number of shares of Common Stock outstanding or 20% of the voting power outstanding. However, through public offerings or numerous private offerings, our Board of Directors would have the ability to issue shares of Common Stock authorized under our Amended and Restated Certificate of Incorporation, which could have a dilutive effect.

      Furthermore, future sales of substantial amounts of our Common Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Common Stock or limit our ability to raise additional capital.

Possible Anti-Takeover Effects

      The proposed increase in our authorized capital stock could be construed as having anti-takeover effects. The availability of a significant amount of authorized but unissued shares of Common Stock could be used by our Board of Directors to make more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means. Consequently, our Board of Directors could use these additional shares of Common Stock to create voting or other impediments or to discourage persons seeking to gain control of us. Such shares of Common Stock also could be privately placed with purchasers favorable to our Board of Directors in opposing such action. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares of Common Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of us should our Board of Directors consider the action of such entity or person not to be in the best interest of our stockholders.

      In addition to the proposed amendment, our Amended and Restated Certificate of Incorporation currently provides our Board of Directors with the authority to issue Preferred Stock and to determine the preferences, limitations and relative rights of shares of Preferred Stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by our stockholders. The Preferred Stock could be issued with voting, liquidation, dividend and other rights superior to the rights of our Common Stock. The potential issuance of Preferred Stock may delay or prevent a change in control of us, discourage bids for the Common Stock at a premium over the market price, and adversely affect the market price and the voting and other rights of the holders of our Common Stock.

Vote Required

      For this Proposal 2 to be approved in accordance with the requirements of Delaware law, the affirmative vote of the holders of not less than a majority of our outstanding shares of Common Stock is required. Brokers that do not receive instructions are not entitled to vote those shares with respect to this Proposal 2. Abstentions and broker non-votes will have the same effect as negative votes.

Recommendation of our Board of Directors

      The members of our Board of Directors unanimously recommend that you vote FOR the approval of Proposal 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information at January 15, 2005 regarding beneficial ownership of our common stock by

•	each person (or group of affiliated persons) who we know to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our current directors and our named executive officers; and

•	all of our current executive officers and directors as a group.

      The percentage of beneficial ownership is based on 37,899,598 shares of our common stock outstanding on January 15, 2005.

      This table is based on information supplied to us by our executive officers, directors, and principal stockholders.

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership(1)		Percent Owned(1)

Citigroup(2)	5,515,142		14.6%
Heartland Advisors, Inc.(3)	6,004,272		15.8%
Patrick T. Mooney	100,000	(4)	*
Philip C. Gevas	2,407,350	(5)	6.2%
William A. Hasler	391,000	(6)	1.0%
David H. Sachs	25,000	(4)	*
Robert S. Basso	136,166	(7)	*
Vincent Enright	25,000	(4)	*
Georges Hibon	54,000	(4)	*
Nicholas J. Stathis	193,000	(8)	*
Dov Michaeli	296,900	(9)	*
Paul Broome	37,250	(4)	*
James F. Smith	25,000	(4)	*
All directors and executive officers as a group (11 persons)	3,701,766	(10)	9.3%

*	Less than one percent.

Except as otherwise indicated, the address of each person named in this table is c/o Aphton Corporation, 8 Penn Center, Suite 2300, 1628 JFK Boulevard, Philadelphia, Pennsylvania 19103.

(1)	The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the Commission. Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of the security, or “investment power,” which includes the power to dispose of or direct the disposition of the security. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, in determining the number and percentage of shares beneficially owned by each person pursuant to options exercisable within 60 days after January 15, 2005, shares issuable upon exercise of such options are deemed outstanding for purposes of determining the total number outstanding for such person and are not deemed outstanding for such purpose for all other stockholders. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

58

(2)	The principal business address of Citigroup is 399 Park Avenue, New York, New York 10043. This number is based solely on Amendment No. 9 to the Schedule 13G filed on February 13, 2004. According to the Schedule 13G, Citigroup has shared voting power and shared dispositive power with respect to all of the referenced shares.

(3)	The principal business address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, Wisconsin 53202. This number is based solely on Amendment No. 4 to the Schedule 13G filed on January 13, 2005. According to the Schedule 13G, Heartland Advisors, Inc. has shared voting power with respect to 5,447,472 shares and shared dispositive power with respect to 6,004,272 shares.

(4)	Consists solely of shares issuable upon the exercise of stock options that have already vested.

(5)	Includes 900,000 shares issuable upon the exercise of stock options that have already vested. 1,859,050 shares were disposed of by Mr. Gevas to trusts. Mr. Gevas disclaims beneficial ownership of 1,507,350 of these shares, but may be deemed to have beneficial ownership of them. The remaining shares have been disposed of by the trusts.

(6)	Includes 321,000 shares issuable upon the exercise of stock options that have already vested.

(7)	Includes 104,000 shares issuable upon the exercise of stock options that have already vested.

(8)	Includes 143,000 shares issuable upon the exercise of stock options that have already vested.

(9)	Includes 295,000 shares issuable upon the exercise of stock options that have already vested.

(10)	Includes 2,042,250 shares issuable upon the exercise of stock options that have already vested.

GENERAL INFORMATION

      Other Matters. Our Board of Directors does not intend to present any matter for action at this meeting other than the matters described in this proxy statement. If any other matters properly come before the Special Meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment. A member of Ernst & Young LLP, our independent certified public accountants will be present at the Special Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions you may ask.

      Multiple Stockholders Sharing the Same Address. Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms, and other nominees to send one notice and proxy statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker, or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker, or other nominee, the stockholder must contact the bank, broker, or other nominee, as applicable, to revoke such consent. In the event that a stockholder wishes to receive a separate proxy statement for the Special Meeting, the stockholder may receive printed copies by contacting Aphton Corporation, Attention: Secretary, at 8 Penn Center, Suite 2300, 1628 JFK Boulevard, Philadelphia, Pennsylvania 19103 or by calling (215) 218-4340.

      Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact us by mail or telephone as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker, or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker, or other nominee to request that only one set of these materials be delivered in the future.

      Stockholder Proposals for 2005 Annual Meeting. Stockholder proposals for inclusion in the proxy materials related to the 2005 Annual Meeting of Stockholders must have been received by us at our principal executive offices, 8 Penn Center, Suite 2300, 1628 JFK Boulevard, Philadelphia, Pennsylvania 19103 by January 14, 2005. Such proposals should be sent by certified mail, return receipt requested.

59

      Aphton must receive notice of any stockholder proposal to be submitted at the 2005 Annual Meeting of Stockholders (but not required to be included in our proxy statement) by March 30, 2005, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

      Expenses of Solicitation. Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by our directors, officers, and regular employees. Although we have no present plans to hire paid proxy solicitors to assist us in obtaining proxies, we may do so if we determine it will be helpful in obtaining stockholder approval of the matters to be voted upon at the meeting. We will pay the reasonable and customary fees and expenses of any paid proxy solicitor engaged by us. The entire cost of solicitation will be borne by us.

WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly and special reports and other information with the Commission. You may read our Commission filings over the Internet at the Commission’s website at http://www.sec.gov. You may also read and copy documents at the Commission’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms.

INCORPORATION BY REFERENCE

      The Commission allows us to provide information about our business and other important information to you by “incorporating by reference” the information we file with the Commission, which means that we can disclose the information to you by referring in this proxy statement to the documents we file with the Commission. Under the Commission’s regulations, any statement contained in a document incorporated by reference in this proxy statement is automatically updated and superseded by any information contained in this proxy statement, or in any subsequently filed document of the types described below.

      We incorporate into this proxy statement by reference the following documents filed by us with the Commission, other than information furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, each of which should be considered an important part of this proxy statement:

Commission Filing (File No. 000-19122)	Period Covered or Date of Filing

Annual Report on Form 10-K	Year ended December 31, 2003.

Quarterly Reports on Form 10-Q	Quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.

Current Reports on Form 8-K.	February 10, 2004, February 25, 2004, March 1, 2004, March 19, 2004, May 11, 2004, August 12, 2004, August 18, 2004, August 25, 2004, September 28, 2004 and December 15, 2004.

All subsequent documents filed by us under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934 until March 22, 2005	After the date of this proxy statement.

60

      We will provide to you, upon request, a copy of each of our filings at no cost. Please make your request by writing or telephoning us at the following address or telephone number:

Investor Relations

Aphton Corporation
8 Penn Center, Suite 2300
1628 JFK Boulevard
Philadelphia, Pennsylvania 19103
Tel: (215) 218-4340

      If you would like to request documents, please do so promptly to receive them before the Special Meeting. If you request any incorporated documents from us, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.

      You should rely only on the information incorporated by reference or provided in this proxy statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this proxy statement is accurate as of any date other than the date on the front of those documents.

By Order of the Board of Directors,

Philip C. Gevas
Chairman

Philadelphia, Pennsylvania

February 16, 2005

61

IGENEON KREBS-IMMUNTHERAPIE

FORSCHUNGS- UND ENTWICKLUNGS AG

Igeneon Krebs-Immuntherapie

Forschungs- und Entwicklungs AG
Financial statements in accordance with IFRS

AUDITORS’ REPORT

To the

Managing and Supervisory Board
Igeneon Krebs-lmmuntherapie
Forschungs- und Entwicklungs AG

We have audited the accompanying interim financial statements of Igeneon Krebs-Immuntherapie Forschungs-und Entwicklungs AG as of 30 September 2004, and for the nine-month period then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with International Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects the financial position of the Company as of September 30, 2004, and of the results of its operations and its cash flows for the nine-month period then ended in accordance with International Financial Reporting Standards.

Without qualifying our opinion, we draw attention to Note A.II to the financial statements, which indicates the Company’s need to obtain additional financial resources.

Vienna, 28 January 2005

WIRTSCHAFTSPRÜFUNGGESELLSCHAFT MBH

Mag. Elfriede Baumann	Mag. Erich Lehner
Wirtschaftsprüfer	Wirtschaftsprüfer

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS

INCOME STATEMENT

For Period from 1 January 2004 to 30 September 2004

		1 Jan 2004 -	1 Jan 2003 -	1 Jul 2004 -	1 Jul 2003 -
	Notes	30 Sep 2004	30 Sep 2003	30 Sep 2004	30 Sep 2003

	(All amounts in EUR)
Other operating income	(1)	1,493,029.60	1,884,369.93	175,697.74	273,426.18

Research and development expenses	(2)	(10,267,610.95)	(11,242,552.57)	(3,329,958.22)	(2,697,247.95)
General and administrative expenses	(3)	(3,471,828.34)	(3,547,991.47)	(673,811.71)	(1,124,661.59)
Other operating expenses	(4)	(55,206.63)	(159,879.62)	(8,887.14)	(22,974.49)

Total operating expenses	(5)	(13,794,645.92)	(14,950,423.66)	(4,012,657.07)	(3,844,884.03)

Operating result (EBIT)		(12,301,616.32)	(13,066,053.73)	(3,836,959.33)	(3,571,457.85)
Financial result	(6)	20,074.88	(40,869.69)	(61,241.41)	(43,301.63)
Loss before taxes		(12,281,541.44)	(13,106,923.42)	(3,898,200.74)	(3,614,759.48)
Taxes on income	(7)	(13,521.53)	(355,904.66)	(35,750.07)	(63,169.88)

Loss after taxes		(12,295,062.97)	(13,462,828.08)	(3,933,950.81)	(3,677,929.36)

Earnings per share (basic and diluted)	(8)	(2.01)	(2.20)	(0.64)	(0.60)

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS

CASH FLOW STATEMENT

For the Period from 1 January 2004 to 30 September 2004

		1 Jan 2004 -	1 Jan 2003 -
	Notes	30 Sep 2004	30 Sep 2003

	(All amounts in EUR)
EBIT		(12,301,616.32)	(13,066,053.73)
+ Depreciation and amortization expense		507,886.95	442,230.82
EBITDA		(11,793,729.37)	(12,623,822.91)
+ Net book value of disposals of assets		0.00	5,688.46
+ Decrease / - increase in long-term receivables		14,857.40	22,869.06
+ Decrease / - increase in current receivables		506,703.35	(180,287.70)
+ Increase / - decrease in provisions and accruals		363,335.16	(336,160.88)
+ Increase / - decrease in trade and other liabilities		234,115.20	(77,403.00)
- Equity Transaction Costs		(1,674,357.98)	0.00

Change in working capital		(555,346.87)	(570,982.52)
Cash generated from operations		(12,349,076.24)	(13,189,116.97)
- Interest paid		(102,119.84)	(104,569.59)
+ Interest received		44,619.33	160,753.93
+ Effect of sale or valuation of marketable securities		185,948.54	140,123.70

Financial result		128,448.03	196,308.04
- Taxes paid		(2,625.00)	(2,625.00)

Cash flow from operating activities	(9)	(12,223,253.21)	(12,995,433.93)
- Purchase of property, plant and equipment, intangible assets and financial assets		(179,200.71)	(165,693.38)

Cash flow from investing activities	(10)	(179,200.71)	(165,693.38)
Cash flow from operating and investing activities		(12,402,453.92)	(13,161,127.31)
+ Issue of bonds, to be converted into equity		20,400,000.00	0.00
+ Proceeds from long-term borrowings		1,780,000.00	600,000.00
- Repayment of long-term financial liabilities		(206,755.71)	(215,152.96)

Cash flow from financing activities	(11)	21,973,244.29	384,847.04
Net cash flow		9,570,790.37	(12,776,280.27)
Net increase/ - decrease in cash & cash equivalents and marketable securities		9,570,790.37	(12,776,280.27)
Cash & cash equivalents and marketable securities at beginning of period		4,683,708.10	21,501,741.30

Cash & cash equivalents and marketable securities at end of period		14,254,498.47	8,725,461.03

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS

BALANCE SHEET

As of 30 September 2004

	Notes	30 Sep 2004	31 Dec 2003

	(All amounts in EUR)
ASSETS
Non-current assets
Tangible assets	(12)	1,441,877.94	1,803,038.25
Intangible assets	(12)	89,815.35	20,232.25
Financial assets	(13)	10,604.80	9,926.40
Long-term receivables	(14)	2,616.22	17,473.62

		1,544,914.31	1,850,670.52
Current assets
Current receivables	(15)	715,537.44	1,221,978.81
Marketable securities	(16)	12,959,700.00	2,616,691.52
Cash & cash equivalents	(17)	1,294,798.47	2,067,016.58

		14,970,035.91	5,905,686.91

Total assets		16,514,950.22	7,756,357.43

EQUITY AND LIABILITIES
Capital and reserves	(18)
Share capital		6,189,500.00	6,189,500.00
Bonds to be converted into equity		26,970,391.62	0.00
Capital reserves		25,749,973.50	25,749,973.50
Treasury shares		(60,650.00)	(60,650.00)
Accumulated deficit		(52,821,562.48)	(40,526,499.51)

		6,027,652.64	(8,647,676.01)
Long-term liabilities
Long-term provisions	(19)	318,336.87	184,340.55
Long-term financial liabilities	(20)	6,679,024.78	14,016,220.51

		6,997,361.65	14,200,561.06
Deferred tax liabilities	(21)	23,516.59	12,620.06
Current liabilities
Current provisions and accruals	(19)	792,136.50	459,047.66
Trade payables	(22)	920,031.09	733,243.28
Other current liabilities	(23)	598,219.42	543,686.95
Current portion of long-term financial liabilities	(24)	1,156,032.33	454,874.43

		3,466,419.34	2,190,852.32

Total equity and liabilities		16,514,950.22	7,756,357.43

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS

STATEMENT OF CHANGES IN EQUITY

As of 30 September 2004

		Nominal Capital		Bonds to be
	Ordinary	Preferred	Preferred	Converted into		Treasury	Accumulated
In EUR	Shares	Class A	Class B	Equity	Capital Reserves	Shares	Deficit	Total

	(All amounts in EUR)
01 Jan 2003	1,704,800.00	1,484,700.00	3,000,000.00	0.00	25,749,973.50	(60,650.00)	(23,197,125.49)	8,681,698.01
Loss after tax	0.00	0.00	0.00	0.00	0.00	0.00	(13,462,828.08)	(13,462,828.08)

30 Sep 03	1,704,800.00	1,484,700.00	3,000,000.00	0.00	25,749,973.50	(60,650.00)	(36,659,953.57)	(4,781,130.07)

01 Jan 2004	1,704,800.00	1,484,700.00	3,000,000.00	0.00	25,749,973.50	(60,650.00)	(40,526,499.51)	(8,647,676.01)
Issue of bonds to be converted into equity	0.00	0.00	0.00	31,836,218.00	0.00	0.00	0.00	31,836,218.00
Transaction costs, interest and discount	0.00	0.00	0.00	(4,865,826.38)	0.00	0.00	0.00	(4,865,826.38)
Loss after tax	0.00	0.00	0.00	0.00	0.00	0.00	(12,295,062.97)	(12,295,062.97)

30 Sep 04	1,704,800.00	1,484,700.00	3,000,000.00	26,970,391.62	25,749,973.50	(60,650.00)	(52,821,562.48)	6,027,652.64

Igeneon Krebs-Immuntherapie

Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS

NOTES

A.	GENERAL INFORMATION

I.	The Company

      Igeneon Krebs-Immuntherapie Forschungs- und Entwicklungs AG is a biopharmaceutical company which focuses on the development of active and passive cancer immunotherapies designed to prevent or delay the development of metastases in cancers of epithelial origin.

      The Company is a joint stock corporation (AG) which is registered in the Register of Companies maintained by the Commercial Court of Vienna under FN 181136 b. The Company’s registered office is at Brunner Strasse 69, Objekt 3, A-1230 Vienna.

II.	Accounting principles

      The interim financial statements as of September 30, 2004 have been prepared in accordance with International Financial Reporting Standards (IFRS) issued by the International Accounting Standards Committee (IASC) and approved by the International Accounting Standards Board (IASB) and taking into account the interpretations of the International Financial Reporting Interpretations Committee (IFRIC), formerly Standing Interpretations Committee (SIC). The term IFRS includes standards and interpretations approved by the IASB, International Accounting Standards (IAS) and SIC interpretations.

      The interim financial statements have been prepared on a going concern basis.

      The Company had continuing operating losses which were fully in line with the budget for the year 2004, with the Company’s long-term business plan and the overall biopharmaceutical business model, which is based on long term investments in research and development and regular financing by way of capital increases and corporate partnerships.

      The Company plans to raise further funds and management has undertaken adequate steps to arrange for a proper financing in due time. The Company’s failure to arrange for such financing in due time would cast a significant doubt on the Company’s ability to realize its assets and discharge its liabilities as presented in the balance sheet as of September 30, 2004 in the normal course of business.

      In December 2004 the Company signed a Stock Purchase Agreement with Aphton Corporation, under which Aphton has the obligation to maintain the corporate existence of Igeneon as a going concern under the Laws of Austria for a period of at least twelve months. The closing of the transaction still depends on the approval of the stockholders of Aphton which is expected to take place in the first quarter 2005.

      The functional and presentation currency of the Company is the Euro. Transactions in foreign currencies are initially recorded in the functional currency rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated at the functional currency rate of exchange ruling at the balance sheet date. All differences are taken to the income statement.

III.	Accounting policies

1. Tangible assets

      Tangible assets are disclosed at historical cost less accumulated depreciation. Borrowing costs (interest payments) which are directly attributable to the acquisition or construction of tangible assets are not capitalised. Scheduled depreciation is calculated on individual assets on a straight line basis so that assets are written off over their estimated useful life.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

      In calculating the estimated useful life, the expected economic and technical life is taken into consideration. The useful life of tangible assets is as follows:

Leasehold improvements	5-10 years
Laboratory appliances	4-20 years
IT equipment	4 years
Other plant and office equipment	4-10 years

      Impairment losses are recognised in accordance with IAS 36 (Impairment of Assets) where necessary to reflect any excess of carrying amounts over recoverable amounts of assets. Repairs that do not increase the expected useful life of assets are charged to current expenses.

      Depreciation of leasehold improvements is calculated over the shorter of the useful life of the asset or the term of the lease.

      Tangible assets acquired under finance leases as defined in IAS 17 (Leases) are capitalised at the lower of the present value of the minimum lease payments or the fair value of the lease property. Depreciation is calculated over the shorter of the useful life of the asset or the term of the lease.

2.	Intangible assets

      Intangible assets are disclosed at historical cost less accumulated amortisation. Amortisation is calculated on individual assets on a straight line basis so that they are written off over their estimated useful life.

      In calculating the estimated useful life, the expected economic and technical life is taken into consideration. The useful life for intangible assets is as follows:

Software licences	2-4 years

      Impairment losses are recognised in accordance with IAS 36 (Impairment of Assets) where necessary to reflect any excess of carrying amounts over the recoverable amounts of assets.

      In accordance with IAS 38 (Intangible Assets) expenditure on research is recognised as an expense when it is incurred. An intangible asset arising from development should only be recognised under the specific conditions set out in IAS 38.45. Bearing in mind that marketing approval by European and US drug regulatory authorities is not nor will be available for any product candidate in the near future, expenditure on development can not be capitalised as an intangible asset and must be recognised as an expense in the period in which it is incurred.

      Payments under licence agreements are treated as expense, unless they are linked to specific regulatory approval required for the manufacture, use and sale of a compound falling under the terms of the relevant licence.

3.	Financial assets

      Financial assets (classified as available for sale) are disclosed at market value based on stock exchange quotations as of the balance sheet date. Fluctuations in market value are reflected in the income statement as part of the financial result.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

4.	Receivables

      Receivables are recognized and carried at original invoice amount less an allowance for uncollectible amounts. An estimate for doubtful debts is made when collection of the full amount is no longer probable. Bad debts are written off when identified.

5.	Marketable securities

      Securities held as current assets (classified as available for sale) are disclosed at market value based on stock exchange quotations as of the balance sheet date. Fluctuations in market value are reflected in the income statement and are included as part of the financial result.

6.	Cash & cash equivalents

      Cash and cash equivalents consist of cash in hand and deposits with banks which are highly liquid, and of short-term investments with original maturities of less than three months.

7.	Deferred income taxes

      Deferred income taxes (income or expenses) result from temporary differences between the carrying amount of an asset or liability in the balance sheet and its tax base. In accordance with IAS 12 (Income Taxes), the deferred tax assets/liabilities reflect all temporary valuation and accounting differences between financial statements prepared for tax purposes and IAS financial statements. Tax assets/liabilities are calculated using the corporate income tax rate of 25 percent effective as of January 1, 2005 (prior years’ deferred income taxes have been calculated using the 34 percent tax rate).

8.	Provisions and accruals

      In accordance with IAS 37 (Provisions, Contingent Liabilities and Contingent Assets) provisions are recognised when the Company has a present obligation as a result of a past event which is likely to result in an outflow of economic resources that can be reliably estimated.

      The provisions for severance payments and anniversary bonuses have been calculated in accordance with IAS 19 assuming an interest rate of four percent and retirement at the age of 65 for men and 60 for women.

9.	Liabilities

      Liabilities are recorded at cost on initial recognition and subsequently at amortised cost. Foreign currency liabilities are translated at the average exchange rate on the balance sheet date.

      Costs incurred in connection with financial liabilities are shown as an expense of the period in which they were incurred.

      Finance leasing obligations arising from future lease payments are recorded at the present value of minimum lease payments.

10.	Revenue and expense recognition

      Income is recorded in the income statement when an increase in future economic benefits related to an increase in an asset or a decrease in a liability has arisen that can be measured reliably. Income from grants is recorded when the Company has a legal entitlement to payment and the grants are not required to be repaid.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

      Expenses are recognised in the income statement when a decrease in future economic benefits related to a decrease in an asset or an increase in a liability has arisen that can be measured reliably.

11.	Grants

      Government grants are recognized at their fair value where there is reasonable assurance that the grant will be received and all attaching conditions will be complied with. When the grant relates to an expense item, it is recognized as income over the years necessary to match the grant on a systematic basis to the costs that it is intended to compensate. Where the grant relates to an asset, the fair value is credited to a deferred income account and is released to the income statement over the expected useful life of the relevant asset by equal annual installments.

B.	NOTES TO THE INCOME STATEMENT

      The income statement is presented using the cost of sales method (classification by function):

(1)	Other operating income

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Income from grants	1,456,351.25	1,849,796.37
Income from release of provisions	0.00	19,742.21
Other	36,678.35	14,831.35

Total	1,493,029.60	1,884,369.93

      Income from grants consists of grants from various public institutions, such as Wiener Wirtschaftsförderungsfonds (WWFF) and Österreichische Forschungsförderungs-gesellschaft (FFG), formerly Forschungsförderungsfonds für die gewerbliche Wirtschaft (FFF). The grants provided by these institutions are non-refundable, except in case of non-compliance with the institutions’ rules and regulations or in case of misuse of the funds. This item also includes a government premium for research for which the expenditure was incurred in the reporting period, in accordance with section 108c Income Tax Act (Einkommensteuergesetz).

(2)	Research and development expenses

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Research materials and purchased services	6,206,993.10	8,160,180.98
Staff costs	2,374,881.22	2,172,332.63
Other research and development expenses	1,327,558.45	590,344.24
Depreciation and amortisation	358,178.18	319,694.72

Total	10,267,610.95	11,242,552.57

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

      Research materials and purchased services include all expenses for materials and services in respect of research activities. They consist of:

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Laboratory materials	480,829.52	363,435.45
External non-clinical research & development	400,423.85	557,247.53
External clinical research & development	3,843,654.81	2,063,687.34
External production	1,449,532.84	2,812,045.75
Licence expenses	32,552.08	2,363,764.91

Total	6,206,993.10	8,160,180.98

      Other research and development expenses consist of:

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Taxes, other than taxes on income	12,957.75	613.09
Travel expenses	119,915.17	158,072.63
Advisory and external consultancy expenses	394,213.70	92,095.65
Training and recruitment costs	50,378.47	43,334.35
Intellectual property and trademark related expenses	195,891.23	111,542.02
Infrastructure expenses	306,955.53	37,671.60
Other expenses	247,246.60	147,014.90

Total	1,327,558.45	590,344.24

(3)	General and administrative expenses

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Staff costs	1,854,630.30	1,212,114.75
Other general and administrative expenses	1,467,489.27	2,213,340.62
Depreciation and amortisation	149,708.77	122,536.10

Total	3,471,828.34	3,547,991.47

      The increase in staff costs over the comparable period in 2003 is mainly attributable to the termination of the employment contract with Mr Loibner as of June 30, 2004 (Notes 5, 20 and 24).

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

      Other general and administrative expenses include the following:

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Taxes, other than taxes on income	20,620.13	16,776.98
Travel expenses	241,329.83	169,784.45
Legal expenses	177,001.07	273,760.07
Advisory and external consultancy expenses	362,377.47	581,823.84
Training and recruitment costs	62,479.04	143,741.87
Tax consulting, payroll accounting, accounting and auditing expenses	138,505.00	110,210.20
Intellectual property and trademark related expenses	3,472.00	20,970.95
Public relations related expenses	82,238.44	203,592.36
Infrastructure expenses	235,600.60	515,636.57
Other expenses	143,865.69	177,043.33

Total	1,467,489.27	2,213,340.62

(4)	Other operating expenses

      Other operating expenses consist of:

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Bank and similar charges	46,142.35	56,315.86
Exchange differences	9,064.28	31,747.08
Grant repayments	0.00	57,127.00
Removal costs	0.00	14,689.68

Total	55,206.63	159,879.62

      For the comparable period in 2003, the FFG conducted an audit relating to the use of funds by the Company covering the period from June 1999 to May 2002. For part of that period, the relevant expenditure by the Company had been less than the amount stated in the grant applications. As a result there were partial repayments of grants received in previous periods.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

(5)	Total operating expenses

      Total operating expenses amount to EUR 13,794,645.92 (2003: EUR 14,950,423.66). In accordance with IAS 1.83, companies which present their income statement using the classification by function method should disclose in the notes as additional information the expenses classified by nature. They are as follows:

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Raw materials	6,206,993.10	8,160.180.98
Staff costs	4,229,511.52	3,384,447.38
Depreciation and amortisation	507,886.95	442,230.82
Other	2,850,254.35	2,963,564.48

Total	13,794,645.92	14,950,423.66

      Staff costs and depreciation and amortisation can be further broken down as follows:

Staff costs

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Salaries	2,738,259.68	2,626,557.49
Expenses for social security and payroll related taxes	662,436.43	640,752.51
Expenses for severance payments	756,519.54	62,275.29
Other expenses	72,295.87	54,862.09

Total	4,229,511.52	3,384,447.38

      During the reporting period there were an average of 67 employees (2003: 66 employees). The members of the Management Board received salaries and benefits as follows:

	1 Jan 2004 - 30 Sep 2004		1 Jan 2003 - 30 Sep 2003

	Fixed	Variable	Fixed	Variable

	(In EUR)
Hans Loibner (until June 2, 2004)	772,265.71	20,035.54	106,138.27	14,262.90
Gottfried Himmler	83,875.00	15,860.00	83,875.00	17,721.60
Eugen Stermetz	89,286.28	14,950.00	82,142.90	15,871.74
Manfred Rüdiger	105,428.30	0.00	0.00	0.00

Total	1,050,855.29	50,845.54	272,156.17	47,856.24

      The fixed payments to Mr Loibner include also an entitlement of EUR 369,921.43 resulting from the termination of his employment contract as of June 30, 2004, which has not been paid out yet and of which EUR 269,921.43 represents conditional payments foreseen for 2005 and 2006.

      There were no staff costs resulting from the stock option plan, since at the respective granting date the strike price of the options was above the market value of the shares. Further details are given in Section E, Supplementary Information.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

Depreciation and amortisation

      Scheduled depreciation and amortisation is calculated on a monthly basis and amounts to:

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Tangible assets	472,917.79	430,203.82
Intangible assets	34,969.16	12,027.00

Total	507,886.95	442,230.82

(6)	Financial result

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Interest and similar income	44,619.33	160,753.93
Interest and similar expenses	(211,171.39)	(341,747.32)
Increase in value and income from sale of marketable securities and financial assets	186,626.94	140,123.70

Financial result	20,074.88	(40,869.69)

      Interest income arises on marketable securities and on cash and cash equivalents. Interest expenses consist of interest payable on borrowings of all kinds (e.g., bank and other loans, interest on overdue payments and on finance leases) and are expensed as incurred. The decrease in interest and similar expenses is attributable to the Convertible Bond 2002, which has been reclassified to equity in 2004 (Note 19).

(7)	Taxes on income

      This item includes income taxes payable for the current period and also deferred taxes:

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Minimum corporate income tax (paid)	2,625.00	2,625.00
Deferred taxes (Note 22)	10,896.53	117,860.63
Revaluation of deferred tax assets (transaction costs)	0.00	235,419.03

Total	13,521.53	355,904.66

      The high tax expense in 2003 reflects the revaluation of deferred tax assets as required under IAS 12.34, since it is not probable that taxable profits against which the deferred tax assets can be utilised will be available in the period in which the temporary differences are reversed.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

      The reconciliation required under IAS 12 (Income Taxes) of the tax on accounting profit using the applicable tax rate (EUR -4,175,724.09) with the tax expense in the income statement (EUR 13,521.53) is as follows:

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Loss before tax	(12,281,541.44)	(13,106,923.42)
Tax credit at 34%	(4,175,724.09)	(4,456,353.96)
Minimum corporate income tax paid	2,625.00	2,625.00
Losses for which no deferred tax assets were created	4,749,022.99	5,033,355.69
Deductible temporary differences for which no deferred tax assets has been recognized	(565,053.14)	(478,710.92)
Non-temporary differences	11,116.74	19,569.82
Revaluation of deferred tax assets	0.00	235,419.03
Adjustment to reflect change in corporate income tax rate	(8,465.97)	0.00

Tax expense per income statement	13,521.53	355,904.66

      Under the Austrian Corporate Income Tax Act a minimum amount of corporate income tax is levied even if there is a tax loss. Taxes on income are calculated using the current tax rate for 2004 of 34 percent, whereas deferred income taxes are calculated using the corporate income tax rate of 25 percent effective as of January 1, 2005. In accordance with IAS 12.34 tax losses of previous years and unused tax credits have not been taken into account in calculating deferred taxes on income. Accumulated tax losses amount to EUR 41,070,219.04, the tax credit in respect of the minimum corporate income tax of previous years amounts to EUR 11,317.49. Temporary differences arising from the discounting of the convertible bonds have not been capitalised because it is not probable that in the period of reversal (2004) taxable profit will be available against which the temporary difference can be utilised.

(8)	Earnings per share

Basic earnings per share

      Basic earnings per share is calculated by dividing the net income attributable to shareholders by the weighted average number of ordinary shares outstanding during the year. The number of issued ordinary shares is 1,704,800 and of preferred shares is 4,484,700. Preferred shares have been included in the calculation because they differ from common stock only with respect to preference in case of liquidation or winding up of the Company. The treasury stock, which amounts to 60,650 shares, has been deducted in this calculation.

	1 Jan 2004 -	1 Jan 2003 -
	30 Sep 2004	30 Sep 2003

	(In EUR)
Loss after taxes	(12,295,062.97)	(13,462,828.08)
Weighted average number of shares outstanding	6,128,850.00	6,128,850.00

Basic earnings per share	(2.01)	(2.20)

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

Diluted earnings per share

      Potential ordinary shares arising from conversion of convertible bonds have not been treated as dilutive since the conversion would decrease losses per share. In accordance with IAS 33.38 and IAS 33.40 the effects of anti-dilutive potential ordinary shares are ignored in calculating diluted earnings per share. Since the strike price of the stock options of the ESOP and SOP is above the market value of the shares they also have no dilutive effect. There are hence no dilutive effects to be taken into account.

C.	NOTES TO THE CASH FLOW STATEMENT

      The cash flow statement has been prepared using the indirect method. It shows the changes in cash & cash equivalents and marketable securities resulting from the inflow and outflow of funds during the reporting period and differentiates between cash flows from operating activities, investing activities and financing activities.

      The funds included in the cash flow statement are cash & cash equivalents and marketable securities. Marketable securities have been included since they are held for the purpose of meeting short term cash commitments and since they have maturities of less than 3 months from the date of acquisition.

(9)	Cash flow from operating activities

      Cash flow from operating activities shows the flows of funds arising from the provision and receipt of goods and services during the reporting period and includes changes in working capital. The equity transaction costs refer to investment banking and similar consulting expenses paid in connection with the Convertible Bond 2004, which have been directly charged to equity and are therefore not included in the EBIT.

(10)	Cash flow from investing activities

      Cash flow from investing activities consists mainly of outflows of funds for the acquisition of tangible and intangible assets. This cash flow does not include assets acquired by incurring directly related liabilities of EUR 346.18 (2003: EUR 2,142.57) or by means of finance leases amounting to EUR 35,467.50 (2003: EUR 721,003.02) during the reporting period but does include credit notes received (2003: repayment of liabilities) for assets acquired prior to the reporting period of EUR 1,295.35 (2003: EUR 28,606.73).

(11)	Cash flow from financing activities

      Cash flow from financing activities is the cash flow from the issue of bonds, which have been charged to equity, in the amount of EUR 20,400,000.00 (Note 19) and the cash proceeds from loans of EUR 1,780,000.00, less a reduction in leasing obligations amounting to EUR 206,755.71.

D.	NOTES TO THE BALANCE SHEET

(12) Tangible and intangible non-current assets

      The tangible assets consist mainly of laboratory appliances, furniture and fixtures and IT equipment. The intangible assets consist mainly of software licences.

      There are no restrictions of title affecting the assets, and there are no pledged assets acting as security for debts, with the exception of leased assets.

      During the reporting period the Company invested EUR 216,590.40 (2003: EUR 954,424.62) in tangible and intangible assets. Additions to tangible assets of EUR 112,038.14 (2003: EUR 938,482.81) are

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

mainly laboratory appliances (EUR 30,732.99), furniture and fixtures (EUR 38,742.57) and IT equipment (EUR 42,562.58).

      The movement on tangible and intangible assets is as follows:

		Tangible	Intangible
		Assets	Assets	Total

Acquisition costs	1 Jan 2004	3,102,686.35	53,615.44	3,156,301.79
Accumulated depreciation	1 Jan 2004	1,299,648.10	33,383.19	1,333,031.29

Net book value	1 Jan 2004	1,803,038.25	20,232.25	1,823,270.50

Additions		112,038.14	104,552.26	216,590.40
Disposals		(280.66)	0.00	(280.66)
Depreciation and amortisation		(472,917.79)	(34,969.16)	(507,886.95)

Net book value	30 Sep 2004	1,441,877.94	89,815.35	1,531,693.29

Accumulated depreciation	30 Sep 2004	1,738,915.24	67,553.40	1,806,468.64
Acquisition costs	30 Sep 2004	3,180,793.18	157,368.75	3,338,161.93

      The change in acquisition costs is as follows:

		Tangible	Intangible
		Assets	Assets	Total

Acquisition costs	1 Jan 2004	3,102,686.35	53,615.44	3,156,301.79

Additions		112,038.14	104,552.26	216,590.40
Disposals		(33,931.31)	(798.95)	(34,730.26)

Acquisition costs	30 Sep 2004	3,180,793.18	157,368.75	3,338,161.93

      The movement on tangible assets can be further broken down as follows:

		Laboratory	Furniture and
		Appliances	Fixtures	IT Equipment

Acquisition costs	1 Jan 2004	2,323,432.28	262,808.38	516,445.69
Accumulated depreciation	1 Jan 2004	992,759.75	74,806.80	232,081.55

Net book value	1 Jan 2004	1,330,672.53	188,001.58	284,364.14

Additions		30,732.99	38,742.57	42,562.58
Disposals		(280.66)	0.00	0.00
Depreciation		(321,010.86)	(44,796.88)	(107,110.05)

Net book value	30 Sep 2004	1,040,114.00	181,947.27	219,816.67

whereof leased assets:
Net book value	30 Sep 2004	577,829.82	51,923.50	189,852.56

Accumulated depreciation	30 Sep 2004	1,308,173.34	107,589.38	323,152.52
Acquisition costs	30 Sep 2004	2,348,287.34	289,536.65	542,969.19

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

(13)	Financial assets

      Financial assets consist of 160 shares in an investment fund, Capital Invest Toprent, which are classified as available for sale and which are held as funding for severance payments provisions in accordance with section 14 Income Tax Act (Einkommensteuergesetz).

(14)	Long-term receivables

      Long-term receivables are due after more than one year and consist of a rental deposit. No valuation adjustments in respect of this item are considered necessary.

(15)	Current receivables

      Current receivables are all due within one year.

	30 Sep 2004	31 Dec 2003

	(In EUR)
Tax Office	413,847.04	731,888.78
Prepaid expenses	222,491.85	411,711.69
Other receivables	79,198.55	78,378.34

Total	715,537.44	1,221,978.81

(16)	Marketable securities

      Marketable securities consist of 195,000 shares in DB Portfolio Euro Liquidity Fund, which is a non-distributing money market fund, classified as available for sale.

(17)	Cash & cash equivalents

      Cash & cash equivalents are as follows:

	30 Sep 2004	31 Dec 2003

	(In EUR)
Cash in hand	690.22	404.84
Money at call	1,275,940.04	1,048,443.53
Savings deposit	18,168.21	18,168.21
Time deposits	0.00	1,000,000.00

Total	1,294,798.47	2,067,016.58

      Time deposits at a fixed rate of interest had maturities of up to 3 months.

(18)	Capital and reserves

Share capital

      The share capital comprises 6,189,500 registered no par value shares and is fully paid up. Of this share capital, 1,704,800 shares are common stock, 1,484,700 are Class A preferred shares and 3,000,000 are Class B preferred shares.

      Class B preferred shares have preference over Class A preferred shares and common stock in case of liquidation or winding up of the Company. Class A preferred shares have preference over common stock in

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

case of liquidation or winding up of the Company. If in case of liquidation or winding up of the Company the proceeds exceed the paid-in capital for Class B preferred shares, the remaining proceeds shall be distributed pro rata to the holders of Class A preferred shares. If in case of liquidation or winding up of the Company the proceeds exceed the paid-in capital for Class B preferred shares and Class A preferred shares, the remaining proceeds shall be distributed pro rata to the common stock shareholders.

Bonds to be converted into equity

      In February 2004 the Company issued convertible bonds (“Convertible Bond 2004”) with a total face value of EUR 22,666,667.00 at a discount of 10% for a total consideration of EUR 20,400,000.00 (“Series C financing round”). The Convertible Bond 2004 consists of 22,666,667 bonds with a face value of EUR 1.00 each.

      The Convertible Bond 2004 is subordinated to all other existing and/or future debt of the Company of whatever kind, but ranks pari passu with the Convertible Bond 2002. The term of the Convertible Bond 2004 is five years, maturing on February 29, 2009. It bears interest at 4% p.a. on its face value from January 1, 2004 until September 30, 2004. Interest shall cease to accrue on any portion of the Convertible Bond 2004 that is not converted by September 30, 2004. The total interest amounts to EUR 678,137.00.

      Instead of receiving repayment from the Company of the face value of the Bonds plus accrued interest at the end of the term, each Series C investor shall have the right or the obligation, as the case may be, to convert all bonds or portions thereof into newly issued Class C preferred shares. The number of Class C preferred shares to be received by each Series C investor upon conversion shall be determined by dividing the aggregate face value of the bonds plus interest accrued until September 30, 2004 by the conversion price that is applicable. In all events 75% of the Convertible Bond 2004 will be converted in 2004; and the remaining 25% must be converted subsequently in the event of a transaction such as a further financing round, an initial public offering or a merger.

      Series C investors and the 2002 bondholders are treated equally with the shareholders with respect to the 2004 Bond and the 2002 Bond.

      Class C preferred shares resulting from conversion of the Convertible Bonds 2004 and 2002 shall have a liquidation preference over Class B preferred shares, Class A preferred shares and over common stock in the event of a liquidation or winding up of the Company. In the event of a trade sale, merger or asset deal, holders of Class C preferred shares have a preference on proceeds (“C Sale Preference”) over Class B preferred shares, Class A preferred shares and common stock for the amount of capital invested in the course of the Series C financing round, including interest of 6% p.a. on capital with effect from January 1, 2004. In the event of an asset deal, the holders of Class C preferred shares shall be entitled to receive from the proceeds of sale of such assets an advance dividend payment on the amount of the Class C preference shares, subject always to the maximum distribution limit permitted under the applicable law. In such a case, the Class C preferred shares shall have a preference over the Class B preferred shares.

      Since the Convertible Bond 2004 does not give rise to a contractual obligation to deliver cash or other financial assets or to exchange it for some other financial instrument under conditions that are potentially unfavourable, but evidences a residual interest in the assets of the Company after deduction of all of its liabilities, it has been treated as equity.

      In the course of issuance of the Convertible Bonds 2004, the terms of the bonds issued by the Company in October 2002 (“Convertible Bond 2002”) were modified, so that the conversion provisions of the Convertible Bond 2002 are now the same as for the Convertible Bond 2004. As a result of this change in provisions the Convertible Bond 2002, which was previously classified under long-term financial

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

liabilities, has now to be treated as new instrument, classified under equity and thus treated in the same way as the Convertible Bond 2004.

      Bonds to be converted into equity are as follows:

	30 Sep 2004	31 Dec 2003

	(In EUR)
Convertible Bond 2002
Investment amount	6,340,000.00	0.00
Discount	1,535,000.00
Interest	616,414.00	0.00
Convertible Bond 2004
Investment amount	20,400,000.00	0.00
Discount	2,266,667.00
Interest	678,137.00	0.00

Total	31,836,218.00	0.00

      Transaction costs, interest and discounts, which have been charged directly against equity, are as follows:

	30 Sep 2004	31 Dec 2003

	(In EUR)
Convertible Bond 2002
Interest
(from January 1, 2004)	246,664.40	0.00
Convertible Bond 2004
Transaction costs	1,674,357.98	0.00
Discount	2,266,667.00	0.00
Interest	678,137.00	0.00

Total	4,865,826.38	0.00

     Capital reserves

      Capital reserves represent voluntary shareholder contributions paid in the course of the second financing round. Past equity transaction costs have been accounted for as a deduction under capital reserves, net of any related income tax benefit:

	30 Sep 2004	31 Dec 2003

	(In EUR)
Transaction costs	692,408.91	692,408.91
Income tax effect	(235,419.03)	(235,419.03)

Total	456,989.88	456,989.88

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

Treasury shares

      As of September 30, 2004 there were 60,650 treasury shares held in trust for the Company by Wolfgang Hahnkamper as part of the management participation program (see Section E, Supplementary Information).

Conditional capital

      In virtue of a resolution of the Shareholders’ General Meeting of August 2, 2001 and of the Management Board’s and the Supervisory Board’s resolutions of November 23, 2001 and December 17, 2001 respectively, there is conditional capital of EUR 495,000.00 to provide for a stock option plan for members of the Management Board and employees (“ESOP”) (see Section E, Supplementary Information).

      In the Annual General Meeting of March 6, 2002, the shareholders also approved further conditional capital of EUR 123,750.00 to provide for a stock option plan for members of the Supervisory Board and other advisors (“SOP”) (see Section E, Supplementary Information).

      In the General Meeting of October 31, 2002 the shareholders approved conditional capital of 2,476,000.00 no par value bearer shares for the purpose of conversion of the Convertible Bonds issued by the Company.

      The conditional capital of the Company therefore amounts to EUR 3,094,750.00 in total.

Authorised capital

      In an extraordinary Shareholders’ General Meeting held on February 19, 2004 the Management Board was authorised under section 169 Austrian Joint Stock Companies Act (Aktiengesetz) to increase the nominal share capital by an amount of up to EUR 3,094,750.00 by issuing 3,094,750 new registered no par value preferred shares (Series C) having preference in liquidation to previously existing classes of shares. The capital may only be used by the Management Board with the approval of the Supervisory Board for the conversion of the Convertible Bonds 2004 and 2002.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

(19)	Provisions and accruals

      Provisions are as follows:

	1 Jan 2004	Used	Releases	Additions	30 Sep 2004

	(In EUR)
Severance payments	174,856.85	18,241.72	0.00	30,284.38	186,899.51
Anniversary bonuses	9,483.70	0.00	0.00	7,683.98	17,167.68
AWS profit share	0.00	0.00	0.00	100,000.00	100,000.00
Termination of employment contracts	0.00	0.00	0.00	14,269.68	14,269.68

Subtotal: long-term provisions	184,340.55	18,241.72	0.00	152,238.04	318,336.87

Supervisory Board fees	42,000.00	42,000.00	0.00	49,500.00	49,500.00
Bonuses	191,047.66	161,478.95	29,568.71	96,863.50	96,863.50
Unbilled services	226,000.00	193,565.21	434.79	356,700.00	388,700.00
Termination of employment contracts	0.00	0.00	0.00	257,073.00	257,073.00

Subtotal: current provisions and accruals	459,047.66	397,044.16	30,003.50	760,136.50	792,136.50

Total	643,388.21	415,285.88	30,003.50	912,374.54	1,110,473.37

Provision for severance payments

      Employees are legally entitled to receive severance payments on termination of their employment contracts under defined circumstances or on retirement. The amount of the payment depends on the duration of employment and on the salary at the time of termination or retirement. For this obligation a provision of EUR 186,899.51 has been made (of which EUR 22,399.71 relates to the Management Board).

Provision for anniversary bonuses

      This provision is for an obligation arising under the collective bargaining agreement (Kollektivvertrag) for the chemical industry, by which the employee is entitled to receive a bonus payment after being employed for a certain number of years. For this obligation a provision of EUR 17,167.68 has been made (of which EUR 2,916.70 relates to the Management Board).

Provision for bonuses

      The provision relates to a premium to the Management Board and is calculated as a percentage of the annual salaries.

Provision for AWS profit share

      This provision relates to a variable guarantee fee (Note 20).

Provision for termination of employment contracts

      This provision includes current salary entitlements resulting from the termination of employment contracts. The reason for the increase of this amount in this reporting period are the entitlements under a

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

termination agreement with the Company of Mr. Loibner, member of the Management Board until June 2, 2004, and who left the Company’s service as of June 30, 2004.

(20)	Long-term financial liabilities

      The remaining maturities of the various categories of liabilities are shown below:

	Between 1 and
	5 Years	Over 5 Years	Total

	(In EUR)
Interest-bearing loans	5,644,403.48	457,782.00	6,102,185.48
Finance leasing obligations	576,839.30	0.00	576,839.30

Total	6,221,242.78	457,782.00	6,679,024.78

Interest-bearing loans

Lender	In EUR	Maturity	Interest Rate

Austria Wirtschaftsservice	436,037.01	30 Jun 2011	8.5%
Österreichische Forschungsförderungs-gesellschaft	339,600.59	30 Sep 2005	2.0%
Österreichische Forschungsförderungs-gesellschaft	465,106.14	30 Jun 2006	3.0%
Bank Austria Creditanstalt (ERP-Investitionskredit)	2,250,000.00	1 Jul 2006	0.5%
Bank Austria Creditanstalt (FFG-Investitionskredit)	1,100,000.00	30 Jun 2007	3-m.EURIBOR +0.6%
Erste Bank (FFG-Kredit)	600,000.00	31 Mar 2008	3-m.EURIBOR +0.6%
Bank Austria Creditanstalt (FFG-Kredit)	780,000.00	30 Jun 2009	3-m.EURIBOR +0.5%
Erste Bank (AWS-Kredit)	1,000,000.00	1 Jul 2010	3-m.EURIBOR +0.5%

      On the basis of an application (SF-Finanzierungsansuchen) dated May 31, 1999, Austria Wirtschaftsservice (AWS), formerly Innovationsagentur, granted the Company seed financing in the form of a loan amounting to EUR 436,037.00 for its research and development work on cancer vaccines. Project funding is provided as mezzanine capital in three tranches, which have been fully paid out. The duration of the loan is 10 years, starting on July 1, 2001, with a grace period of 3 years before repayment begins.

      The loan granted by Österreichische Forschungsförderungsgesellschaft (FFG), formerly Forschungsförderungsfonds für die gewerbliche Wirtschaft (FFF) maturing on September 30, 2005 has been partially repaid, bringing the nominal amount outstanding down to EUR 339,600.59.

      For the ERP-Investitionskredit AWS (formerly Finanzierungsgarantie-Gesellschaft) provides a guarantee of 96.25 percent of the nominal amount of EUR 2,250,000.00, and the remainder is guaranteed by Bank Austria Creditanstalt.

      For the FFG-Investitionskredit (Bank Austria Creditanstalt) FFG provides an interest grant of 3% p.a. of the nominal amount of EUR 1,100,000.00 and a guarantee.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

      For the FFG-Kredit (Erste Bank) FFG provides a guarantee and an interest grant in the total amount of EUR 42,200.00, which is equivalent to 2% p.a. of the nominal amount of EUR 600,000.00.

      For the FFG-Kredit (Bank Austria Creditanstalt) FFG provides a guarantee and an interest grant in the total amount of EUR 55,700.00, which is equivalent to 2% p.a. of the nominal amount of EUR 780,000.00.

      For the AWS-Kredit (Erste Bank) AWS provides a guarantee for the total loan amount. For the provision of the guarantee AWS receives a fixed fee of 1.5% of the principal amount outstanding at the end of each half year, plus a variable payment. The variable payment may consist of — at AWS’s discretion — either (i) a premium payable out of the Company’s accumulated profits calculated in accordance with AWS’s guidelines for its TFP-program, or (ii) an option fee. Under the fee option, AWS is entitled to receive economic benefits equivalent to those of an option, exercisable in case of an IPO or trade sale and maturing on June 30, 2010, to acquire shares in an amount of EUR 100,000.00 at a price equivalent to the conversion price of the Convertible Bond 2004 (Note 19). For the variable payment a provision of EUR 100,000.00 has been made based on a best estimate valuation of the claim.

Finance leasing obligations

      The leasing agreements are for unlimited periods. They can be terminated at six months’ notice except during any non-terminable period, which varies depending on the leased asset. The interest rate for leases is based on the 3-months’ EURIBOR rate plus a margin and is adjusted on a quarterly basis.

      Reconciliation between minimum lease payments at balance sheet date and their present value is as follows:

			Between 1 and
	30 Sep 2004	Under 1 Year	5 Years	Over 5 Years

	(In EUR)
Minimum lease payments	904,562.22	317,762.28	586,799.94	0.00
Interest under leasing agreements	(40,248.85)	(30,288.21)	(9,960.64)	0.00

Present value	864,313.37	287,474.07	576,839.30	0.00

      As defined in IAS 17 (Leases), minimum lease payments are the total payments over the lease term that the lessee is required to make, excluding contingent rent, costs for services and taxes to be paid by and reimbursed to the lessor and any amounts guaranteed by the lessee.

Convertible bonds

      In October 2002 the Company issued EUR 7,875,000.00 of 4% convertible bonds. The modification of the terms of the bonds in connection with the issue of the Convertible Bond 2004 required a reclassification of the Convertible Bond 2002 (Note 18).

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

(21)	Deferred tax liabilities

      Deferred tax liabilities as of September 30, 2004 and December 31, 2003 and their effect on the income statement are the result of the following temporary valuation and accounting differences between carrying values in the IAS financial statements and the relevant tax bases:

			Effect on Income
	30 Sep 2004	31 Dec 2003	Statement

	(In EUR)
Capitalised start-up costs	0.01	122,638.94	(122,638.93)
Current receivables	64,213.90	0.00	64,213.90
Long-term provisions	100,668.56	145,526.67	(44,858.11)

Taxable temporary differences	164,882.47	268,165.61	(103,283.14)

Fixed assets	(258,948.84)	(83,875.94)	(175,072.90)
Current receivables	0.00	(221,407.49)	221,407.49

Deductable temporary differences	(258,948.84)	(305,283.43)	46,334.59

Basis for deferred taxes	(94,066.37)	(37,117.82)	(56,948.55)
Net deferred taxes on temporary differences	(23,516.59)	(12,620.06)	(10,896.53)

      Deferred taxes have been calculated using a corporate income tax rate of 25 percent (2003: 34 percent; see Note 7).

      Deferred taxes have been recognised for all temporary differences, since the Company expects profits once marketing approval for its product candidates has been obtained.

      No deferred taxes have however been recognised for the discount of the convertible bonds since it is not probable that at the time of reversal there will be sufficient taxable profits against which deductible temporary differences arising from the discount can be utilised.

(22)	Trade payables

	30 Sep 2004	31 Dec 2003

	(In EUR)
Domestic trade payables	251,845.10	274,423.74
Foreign trade payables	594,334.44	349,863.75
Outstanding invoices	73,851.55	108,955.79

Total	920,031.09	733,243.28

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

(23)	Other current liabilities

	30 Sep 2004	31 Dec 2003

	(In EUR)
Expenses for accounts preparation	16,300.00	16,000.00
Expenses for auditing	7,000.00	17,000.00
Unconsumed vacation	298,466.37	326,205.15
Overtime	61,565.61	38,110.28
Payroll taxes	90,315.36	93,082.68
Travel expenses	372.08	20,088.84
Termination of employment contracts (Mr Loibner)	100,000.00	0.00
Deferred income	24,200.00	33,200.00

Total	598,219.42	543,686.95

      Expenses for accounts preparation and auditing, unconsumed vacation and overtime, formerly classified as provisions and accruals, are shown as other current liabilities because they are now based on detailed calculations (unconsumed vacation and overtime) or because they are lump sum fees (expenses for accounts preparation and auditing).

(24)	Current portion of long-term financial liabilities

      Long-term financial liabilities (Note 20) falling due within one year are as follows:

Under 1 Year

(In EUR)
Interest-bearing loans	868,558.26
Finance leasing obligations	287,474.07

Total	1,156,032.33

E.	SUPPLEMENTARY INFORMATION

Financial instruments

      As defined by IAS 32 (Financial Instruments: Disclosure and Presentation), a financial instrument is any contract that gives rise to both a financial asset of one enterprise and a financial liability or equity instrument of another enterprise. IAS 32 distinguishes between original financial instruments, such as trade receivables and payables, and derivative financial instruments, which serve as security against risks resulting from changes in currency exchange rates and interest rates. As a general rule, “regular way” purchases of financial assets are recognised using trade date accounting.

Credit and default risk

      The amounts shown on the assets side represent the maximum credit risk and default risk, since no general netting agreements exist. For treatment of marketable securities, see Note III.6, Section A. The credit risk is assumed to be minimal, given the excellent credit ratings of the financial institutions involved.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

Interest rate risk

      Interest rate risk — the possibility that the value of a financial instrument will change due to movements in market rates of interest — applies mainly to receivables and liabilities with maturities of over one year. Long-term receivables consist primarily of deposits in connection with rental agreements and are of limited amount. Long-term financial liabilities mainly consist either of loans with subsidised and therefore low interest rates or of loans subject to variable interest rates (for details see Note 20). There is therefore no material interest rate risk in the above sense.

Currency risk

      There are no significant amounts of receivables or liabilities denominated in foreign currencies. Currency risks therefore relate primarily to potential fluctuations in the corresponding prices in euro of services or materials used or consumed by the Company, the prices of which are denominated in foreign currencies.

Market value (fair value)

      The fair value of a primary financial instrument is the amount for which it could be exchanged in an arm’s length transaction between knowledgeable, willing parties in an active market. Financial assets and marketable securities in the balance sheet are shown at market values. The market value of short-term receivables and liabilities generally corresponds to their book value. The fair value of financial assets and marketable securities is taken as their stock exchange value as of September 30, 2004. Long-term financial liabilities are recorded at amortised cost, which is deemed to be their market value.

      The Company does not make use of derivative financial instruments.

Other liabilities and risks

Rental agreements

      As of August 2001 a rental agreement for an unlimited period was concluded with Novartis Forschungsinstitut GmbH for the use of business premises at Bau 41, Brunner Strasse 59 and for parking space. The monthly rental is EUR 2,812.50 (plus VAT) and includes all operating costs. This rental is index-linked to the Austrian consumer price index “Verbraucherpreisindex 1996” as at January 2001.

      A rental agreement for premises (Objekt 3, Brunner Strasse 69) was concluded on February 18, 2002 with DIE EVA-Liegenschaftsverwaltungsgesellschaft mbH. The premises have been refurbished and adapted and the rental period began in February 2003. The rental agreement is for an indefinite period, but the Company has agreed to be bound to a minimum rental period of 15 years following the handover of the premises. The Company has the right to sublet all or part of the premises. The Company also has an option to acquire the premises not earlier than seven but not later than ten years following the handover. The monthly rental is EUR 20,541.04 (plus VAT) and is linked to the six-month EURIBOR interest rate. All operating costs for the premises together with applicable VAT are to be borne and paid directly by the Company.

      In connection with the Company’s move to Objekt 3, Brunner Strasse 69, the Wiener Wirtschaftsförderungsfonds awarded grants of up to EUR 699,134.10 under its program “Wiener Strukturverbesserungsaktion”. Since the premises are not owned by the Company but by DIE EVA-Liegenschaftsverwaltungsgesellschaft mbH, which leases them to the Company under a rental agreement, the grants are paid to DIE EVA-Liegenschaftsverwaltungsgesellschaft mbH. Under the provisions of the program the Company benefits through reduction of its rental payments. In the

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

current reporting period the second and final tranche of EUR 233,044.70 was paid by the Wiener Wirtschaftsförderungsfonds to DIE EVA-Liegenschaftsverwaltungs-gesellschaft mbH, which resulted in a reduction of rental payments by the Company to its landlord.

      The obligations under the rental contracts are payable as follows:

	Within	Between	Between
In EUR	1 Year	1 and 5 Years	5 and 15 Years

Bau 41	33,750.00	135,000.00	337,500.00
Objekt 3	246,492.48	985,969.92	2,464,924.80

Other agreements

      In December 2001 the Company entered into a clinical study and research program agreement with the Cleveland Clinic Foundation covering the design and performance of clinical studies in the U.S. for the Company’s product candidates. The Cleveland Clinic Foundation also provides assistance in applying for the necessary FDA approvals.

      On June 25, 2002 the Company entered into a licence agreement with Protein Design Labs, Inc. (PDL) under an option agreement signed by the companies in 2000. The Company receives exclusive worldwide rights to develop and market humanized monoclonal antibody while PDL receives an upfront fee, milestone payments and royalties on any product sales generated by the antibody.

      On September 3, 2002 the Company entered a licence agreement with Novartis Pharma AG based on a previous option agreement signed by the companies. The Company acquires exclusive worldwide rights to clinical development and exploitation of a cancer vaccine against epithelial cancers. In exchange Novartis Pharma AG receives an upfront fee, milestone payments and licensing fees on future sales.

      In September 2003 the Company entered into an agreement with PBS/ Quintiles covering the provision of monitoring services in a multicenter trial in patients with non-small-cell-lung cancer.

      In addition to the agreements above, the Company has entered a number of other agreements also entailing financial commitments for the future and relating mainly to services provided by third parties in connection with the conduct of clinical trials, other research activities, production and business development. Some of these commitments are also subject to early termination clauses exercisable at the option of the Company. Some agreements relating to support by external consultants in business development activities also entail variable success fees based on revenues accruing to the Company from such activities, if any.

      As of September 30, 2004 the remaining payments to be made under these agreements, if all milestones and other conditions are met, are estimated to be approximately as follows:

Within	Between	Later Than
1 Year	1 and 5 Years	5 Years

4,300,000.00	7,100,000.00	4,600,000.00

Governing bodies of the Company and employees

      The members of the Management Board are:

•	Manfred Rüdiger (from January 1, 2004)

•	Gottfried Himmler

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

•	Eugen Stermetz

•	Hans Loibner (until June 2, 2004)

      The members of the Supervisory Board are:

•	Günter Frankenne (chairman from May 6, 2004)

•	Jürg Meier (deputy chairman)

•	John Kim (from February 19, 2004)

•	Jörg Neermann

•	Hellmut Samonigg

•	Nikolaus Zacherl

•	Helmut Eckert (chairman until May 5, 2004)

•	Max Link (until May 6, 2004)

      A provision for Supervisory Board fees of EUR 49,500.00 for the year 2004 has been made. There are no outstanding loans or guarantees for loans to members of the Management or Supervisory Boards.

Management participation program

      Management incentives were first introduced in March 2001. By resolution of the extraordinary Shareholders’ General Meeting of March 29, 2001 (registered with the Commercial Register at the Commercial Court of Vienna, Austria on April 20, 2001), the nominal share capital was increased to EUR 127,580 by issuing 6,380 ordinary bearer shares of no par value. In the course of the capital increase, certain management members employed at that time were offered ordinary shares with lock-up periods of up to four years. The Management Board members Gottfried Himmler and Eugen Stermetz and two other management members, Karin Schwertner and Erich Wasserbauer, subscribed for a total of 3,954 shares. A further tranche of 2,426 shares issued in the course of the capital increase was taken up by Wolfgang Hahnkamper as trustee for the Company in order to provide for stock options allocated to Gottfried Himmler (766 options), Eugen Stermetz (766 options), Karin Schwertner (256 options) and Erich Wasserbauer (638 options) under this program.

      These options can be exercised in tranches, depending on the number of months that have passed since the Company’s transformation into a stock corporation on March 6, 2001. No options have been exercised so far. If the contract of a manager holding options is terminated prematurely, options not exercisable by that option holder up to and including the date of termination expire. In the course of a capital increase in March 2002 resulting from the conversion of free capital reserves into share capital (Kapitalerhöhung), the number of shares held in trust by Wolfgang Hahnkamper was increased pro rata by a factor of 25 to 60,650.

Stock option plan for members of the Management Board and employees (“ESOP”)

      In 2001 a stock option plan (“ESOP”) for members of the Management Board and employees was implemented. Based on the resolution of the Shareholders’ General Meeting of August 2, 2001, the Management and Supervisory Boards passed resolutions approving ESOP and the conditional capital increase on November 23, 2001 and December 17, 2001 respectively.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

      ESOP provides for up to 495,000 (19,800) options to be granted to the members of the Management Board and to employees, of which up to 390,000 (15,600) options may be granted to employees and up to 105,000 (4,200) options may be granted to members of the Management Board. (Figures in parentheses show the number of options prior to the increase in the Company’s nominal share capital by a factor of 25 from EUR 247,580 to EUR 6,189,500 as a result of the conversion of free capital reserves into share capital in March 2002.)

      The options will be allocated in three annual tranches. Each option entitles its holder to purchase one no par value registered share (common stock) with a nominal value of EUR 1. The exercise price is EUR 10 (EUR 250). The options can be exercised one year after the Company’s IPO, provided that the holder of the option has been in the Company’s employ for at least two years. The latest possible date for the exercise of the option is the relevant exercise date in calendar 2009. The options may be exercised within the week following the Shareholders’ Annual General Meeting or within the week following the publication of interim financial statements for the second quarter of the financial year. The Management Board is entitled to determine one additional exercise period per year in exceptional circumstances. The options are not transferable, except by way of inheritance.

      In December 2001 a first tranche of 148,450 (5,938) stock options was offered to and accepted by the Company’s employees, of which 65,000 (2,600) were offered to and accepted by senior managers. A total of 105,000 (4,200) stock options were offered to and accepted by members of the Management Board (in equal shares to Gottfried Himmler and Eugen Stermetz).

      In January 2003 a second tranche of 211,550 stock options was offered to and accepted by employees, of which 173,350 were offered to and accepted by senior managers.

      As some employees have left the Company, a total of 37,536 stock options have lapsed and will be redistributed in the third annual tranche.

Stock option plan for members of the Supervisory Board and other advisors (“SOP”)

      In 2002 a stock option plan for members of the Supervisory Board and other advisors (“SOP”) was implemented. In the Shareholders’ General Meeting of March  6, 2002, a conditional capital increase was authorised for the purpose of allocating shares to members of the Supervisory Board and other qualified advisors. Based on the resolution of the General Meeting, the Management Board and the Supervisory Board approved the SOP details on April 30, 2002.

      SOP provides for up to 72,600 options for the members of the Supervisory Board and for up to 51,150 options for other advisors (123,750 options in total). Each option entitles its holder to purchase one no par value registered share (common stock) with a nominal value of EUR 1. The exercise price is EUR 10. The option can be exercised one year after the Company’s IPO, provided that the holder of the option has acted as Supervisory Board member or other qualified advisor to the Company for a period of at least two years. The latest possible date for the exercise of the option is the relevant exercise date in calendar 2009. The options may be exercised within the week following the Shareholders’ Annual General Meeting or within the week following the publication of interim financial statements for the second quarter of the financial year. The Management Board is entitled to determine one additional exercise period per year in exceptional circumstances. The options are not transferable, except by the way of inheritance.

      In 2002, a total of 52,800 options were offered to and accepted by Supervisory Board members.

      In 2003, a total of 13,200 options were offered to and accepted by other advisors.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

      Since the strike price of the stock options of the ESOP and SOP are above the market value of the shares, there has been no effect on the income statement and the balance sheet.

Share options

      Details of share options are as follows:

	Management
	Participation Program	ESOP	SOP

Outstanding Jan 1	60,650	452,939	66,000
Granted	0	0	0
Forfeited	0	25,471	0
Exercised	0	0	0
Expired	0	0	0

Outstanding Sep 30	60,650	427,468	66,000
Exercisable Sep 30	46,817	0	0

      The average exercise price of options is EUR 0.01 for the management participation program and EUR 10 for ESOP and SOP. The options mature in 2009 under ESOP and SOP, while the management participation program options are exercisable for an unlimited period of time.

Segment reporting

      The Company operates in only one business area, which is research and development. Operations are based in Vienna/ Austria.

Related parties disclosures

      A consultancy agreement concluded in October 2001 with ECOVAC GmbH, Oberwil, Switzerland, provides for an annual consultancy fee payable to ECOVAC of about EUR 180,000.00. Helmut Eckert, who is also a shareholder in the Company and until May 5, 2004 was a member of Igeneon’s Supervisory Board, holds 90 percent of the shares in ECOVAC GmbH. The agreement was terminated with effect from June 30, 2004.

      As with all members of the Scientific Advisory Board, the Company has entered into a consulting agreement with Hellmut Samonigg, who is also a member of the Supervisory Board. The agreement, which dates from December 2002, provides for an annual minimum fee of EUR 24,000 for a minimum of 8 consulting days per year, which is in line with market prices for clinical oncology advice.

      Günther Frankenne, a member of the Supervisory Board, has provided occasional consulting services for a daily fee of EUR 1,500, which is in line with market rates for management consulting.

      There are no other business relationships with related parties except for employee benefits for members of the Management Board (Note 5) and the termination agreement with Mr. Loibner (Notes 5, 19 and 23).

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Interim financial statements as of 30 September 2004, according to IFRS — (Continued)

      These interim financial statements are drawn up on the instructions of and authorized for publication on January 28, 2005 by the Management Board.

Vienna,	/s/ MANFRED RÜDIGER ------------------------------------------- Manfred Rüdiger

Vienna,	/s/ GOTTFRIED HIMMLER ------------------------------------------- Gottfried Himmler

Vienna,	/s/ EUGEN STERMETZ ------------------------------------------- Eugen Stermetz

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial Statements in accordance with IFRS

AUDITORS’ REPORT

To the

Managing and Supervisory Board
Igeneon Krebs-lmmuntherapie
Forschungs- und Entwicklungs AG

We have audited the accompanying financial statements of Igeneon Krebs-Immuntherapie Forschungs- und Entwicklungs AG as of 31 December 2003, and for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with International Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects the financial position of the Company as of December 31, 2003, and of the results of its operations and its cash flows for the year then ended in accordance with International Financial Reporting Standards.

Without qualifying our opinion, we draw attention to Note A.II to the financial statements which indicates the limitation of the Company’s liquid funds and the need to obtain additional financing resources until this date. The Company’s management has undertaken adequate steps to arrange for a proper financing in due time, however, no legally binding agreements have been signed so far. The Company’s failure to arrange for such financing in due time would cast a significant doubt on the Company’s ability to realize its assets and discharge its liabilities as presented in the balance sheet as of December 31, 2003 in the normal course of business.

Vienna, 28 January 2005

WIRTSCHAFTSPRÜFUNGGESELLSCHAFT MBH

Mag. Elfriede Baumann	Mag. Erich Lehner
Wirtschaftsprüfer	Wirtschaftsprüfer

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
as of 31 December 2003, according to IFRS

INCOME STATEMENT

For the Period from 1 January 2003 to 31 December 2003

		1 Jan 2003 -	1 Jan 2002 -
	Notes	31 Dec 2003	31 Dec 2002

	(All amounts in EUR)
Other operating income	(1)	2,540,948.05	540,760.31

Research and development expenses	(2)	(14,420,676.44)	(8,773,557.16)
General and administrative expenses	(3)	(4,818,711.73)	(6,102,445.76)
Other operating expenses	(4)	(188,124.43)	(122,207.05)

Total operating expenses	(5)	(19,427,512.60)	(14,998,209.97)

Operating result (EBIT)		(16,886,564.55)	(14,457,449.66)
Financial result	(6)	(109,795.98)	(1,043,373.83)
Loss before taxes		(16,996,360.53)	(15,500,823.49)
Taxes on income	(7)	(333,013.49)	(5,635.65)

Loss after taxes		(17,329,374.02)	(15,506,459.14)

Earnings per share (basic and diluted)	(8)	(2.83)	(2.53)

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
as of 31 December 2003, according to IFRS

CASH FLOW STATEMENTS

For the Period from 1 January 2003 to 31 December 2003

		1 Jan 2003 -	1 Jan 2002 -
	Notes	31 Dec 2003	31 Dec 2002

	(All amounts in EUR)
EBIT		(16,886,564.55)	(14,457,449.66)
+ Depreciation and amortization expense		592,988.53	745,048.00
EBITDA		(16,293,576.02)	(13,712,401.66)
+ Net book value of disposals of assets		9,730.94	263,578.56
+ Decrease / - increase in long-term receivables		24,829.43	(22,103.34)
+ Decrease / - increase in current receivables		(914,107.78)	(183,414.53)
+ Increase / - decrease in provisions and accruals		(187,067.52)	599,103.42
+ Increase / - decrease in trade and other liabilities		218,041.25	123,599.33

Change in working capital		(858,304.62)	517,184.88
Cash generated from operations		(17,142,149.70)	(12,931,638.22)
- Interest paid		(135,367.55)	(79,144.61)
+ Interest received		178,339.79	533,844.55
+ Effect of valuation and sale of marketable securities		164,403.00	171,161.27

Financial result		207,375.24	625,861.21
- Taxes paid		(3,500.00)	(3,500.00)

Cash flow from operating activities	(9)	(16,938,274.46)	(12,309,277.01)
- Purchase of property, plant and equipment, intangible assets and financial assets		(200,621.14)	(194,151.62)

Cash flow from investing activities	(10)	(200,621.14)	(194,151.62)
Cash flow from operating and investing activities		(17,138,895.60)	(12,503,428.63)
+ Proceeds from long-term borrowings		600,000.00	7,456,255.10
- Repayment of long-term financial liabilities		(279,137.60)	(90,618.77)
+ Increase / - decrease in current financial liabilities		0.00	(2,418.61)

Cash flow from financing activities	(11)	320,862.40	7,363,217.72
Net cash flow		(16,818,033.20)	(5,140,210.91)
Net increase/ - decrease in cash & cash equivalents and marketable securities		(16,818,033.20)	(5,140,210.91)
Cash & cash equivalents and marketable securities at beginning of period		21,501,741.30	26,641,952.21

Cash & cash equivalents and marketable securities at end of period		4,683,708.10	21,501,741.30

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
as of 31 December 2003, according to IFRS

BALANCE SHEET

As of 31 December 2003

	Notes	31 Dec 2003	31 Dec 2002

	(All amounts in EUR)
ASSETS
Non-current assets
Tangible assets	(12)	1,803,038.25	1,451,161.41
Intangible assets	(12)	20,232.25	20,403.95
Financial assets	(13)	9,926.40	0.00
Long-term receivables	(14)	17,473.62	42,303.05

		1,850,670.52	1,513,868.41
Deferred tax assets	(15)	0.00	316,893.43
Current assets
Current receivables	(16)	1,221,978.81	313,264.92
Marketable securities	(17)	2,616,691.52	6,691,372.64
Cash & cash equivalents	(18)	2,067,016.58	14,810,368.66

		5,905,686.91	21,815,006.22

Total assets		7,756,357.43	23,645,786.06

EQUITY AND LIABILITIES
Capital and reserves	(19)
Share capital		6,189,500.00	6,189,500.00
Capital reserves		25,749,973.50	25,749,973.50
Treasury shares		(60,650.00)	(60,650.00)
Accumulated deficit		(40,526,499.51)	(23,197,125.49)

		(8,647,676.01)	8,681,698.01
Long-term liabilities
Long-term provisions	(20)	184,340.55	108,147.83
Long-term financial liabilities	(21)	14,016,220.51	12,919,325.18

		14,200,561.06	13,027,473.01
Deferred tax liabilities	(15)	12,620.06	0.00
Current liabilities
Current provisions and accruals	(20)	459,047.66	722,307.90
Trade payables	(22)	733,243.28	656,295.18
Other current liabilities	(23)	543,686.95	437,888.32
Current portion of long-term financial liabilities	(24)	454,874.43	120,105.64

		2,190,852.32	1,936,597.04

Total equity and liabilities		7,756,357.43	23,645,768.06

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
as of 31 December 2003, according to IFRS

STATEMENT OF CHANGES IN EQUITY

As of 31 December 2003

		Nominal Capital
		Preferred	Preferred	Capital	Treasury	Accumulated
In EUR	Ordinary Shares	Class A	Class B	Reserves	Shares	Deficit	Total	Notes

	(All amounts in EUR)
01 Jan 2002	68,192.00	59,388.00	120,000.00	31,633,669.50	(2,426.00)	(7,690,666.35)	24,188,157.15
Transfer of capital reserves to share capital	1,636,608.00	1,425,312.00	2,880,000.00	(5,883,696.00)	(58,224.00)	0.00	0.00	(19)
Loss after tax	0.00	0.00	0.00	0.00	0.00	(15,506,459.14)	(15,506,459.14)

31 Dec 02	1,704,800.00	1,484,700.00	3,000,000.00	25,749,973.50	(60,650.00)	(23,197,125.49)	8,681,698.01

01 Jan 2003	1,704,800.00	1,484,700.00	3,000,000.00	25,749,973.50	(60,650.00)	(23,197,125.49)	8,681,698.01
Loss after tax	0.00	0.00	0.00	0.00	0.00	(17,329,374.02)	(17,329,374.02)

31 Dec 03	1,704,800.00	1,484,700.00	3,000,000.00	25,749,973.50	(60,650.00)	(40,526,499.51)	(8,647,676.01)

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

NOTES

A.	GENERAL INFORMATION

I.	The Company

      Igeneon Krebs-Immuntherapie Forschungs- und Entwicklungs AG is a biopharmaceutical company which focuses on the development of active and passive cancer immunotherapies designed to prevent or delay the development of metastases in cancers of epithelial origin.

      The Company is a joint stock corporation (AG) which is registered in the Register of Companies maintained by the Commercial Court of Vienna under FN 181136 b. The Company’s registered office is at Brunner Strasse 69, Objekt 3, A-1230 Vienna.

II.	Accounting principles

      The financial statements as of December 31, 2003 have been prepared in accordance with International Financial Reporting Standards (IFRS) issued by the International Accounting Standards Committee (IASC) and approved by the International Accounting Standards Board (IASB) and taking into account the interpretations of the International Financial Reporting Interpretations Committee (IFRIC), formerly Standing Interpretations Committee (SIC). The term IFRS includes standards and interpretations approved by the IASB, International Accounting Standards (IAS) and SIC interpretations.

Going Concern Assumption

      Due to continuing operating losses, shareholders’ equity was exhausted in the second quarter 2003. These operating losses were fully in line with the budget for the year 2003, with the Company’s long-term business plan and the overall biopharmaceutical business model, which is based on long term investments in research and development and regular financing by way of capital increases and corporate partnerships. The Company planned to raise further funds by way of a private placement and/or corporate partnership. Without obtaining additional financing sources the Company would not have been to fulfill its cash obligations from April 2004 onwards. In this context the Company was negotiating a term sheet for the issuance of a sub-ordinated convertible bond amounting to up to € 20 million to existing shareholders and institutional investors. As of the date of issuing the financial statements as of 31 December 2003, the term sheet had been accepted by certain potential investors and by the Company. However, the final legally binding documentation had not been signed by that date.

      The Company’s management was aware of the existing uncertainties for a successful conclusion of the aforementioned agreement and has also considered alternative financing scenarios which allowed the Company to continue as a going concern. Therefore, the Company’s management continued to prepare the financial statements on a going concern basis.

      In December 2004 the Company signed a Stock Purchase Agreement with Aphton Corporation, under which Aphton promised to maintain the corporate existence of Igeneon as a going concern under the Laws of Austria for a period of at least twelve months. The closing of the transaction still depends on the approval of the stockholders of Aphton which is scheduled for the first quarter 2005.

      The functional and presentation currency of the Company is the Euro. Transactions in foreign currencies are initially recorded in the functional currency rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated at the functional currency rate of exchange ruling at the balance sheet date. All differences are taken to the income statement.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

III.	Accounting policies

1.	Tangible assets

      Tangible assets are disclosed at historical cost less accumulated depreciation. Borrowing costs (interest payments) which are directly attributable to the acquisition or construction of tangible assets are not capitalised. Scheduled depreciation is calculated on individual assets on a straight line basis so that assets are written off over their estimated useful life.

      In calculating the estimated useful life, the expected economic and technical life is taken into consideration. The useful life of tangible assets is as follows:

Leasehold improvements	5–10 years
Laboratory appliances	4–20 years
IT equipment	4 years
Other plant and office equipment	4–10 years

      Impairment losses are recognised in accordance with IAS 36 (Impairment of Assets) where necessary to reflect any excess of carrying amounts over recoverable amounts of assets. Repairs that do not increase the expected useful life of assets are charged to current expenses.

      Depreciation of leasehold improvements is calculated over the shorter of the useful life of the asset or the term of the lease.

      Tangible assets acquired under finance leases as defined in IAS 17 (Leases) are capitalised at the lower of the present value of the minimum lease payments or the fair value of the lease property. Depreciation is calculated over the shorter of the useful life of the asset or the term of the lease.

2.	Intangible assets

      Intangible assets are disclosed at historical cost less accumulated amortisation. Amortisation is calculated on individual assets on a straight line basis so that they are written off over their estimated useful life.

      In calculating the estimated useful life, the expected economic and technical life is taken into consideration. The useful life for intangible assets is as follows:

Software licences	2–4 years

      The useful life of new software licences has been reduced from 4 to 3 years with effect from 2002 except where a shorter period is provided for by the software contract.

      Impairment losses are recognised in accordance with IAS 36 (Impairment of Assets) where necessary to reflect any excess of carrying amounts over the recoverable amounts of assets.

      In accordance with IAS 38 (Intangible Assets) expenditure on research is recognised as an expense when it is incurred. An intangible asset arising from development should only be recognised under the specific conditions set out in IAS 38.45. Bearing in mind that marketing approval by European and US drug regulatory authorities is not nor will be available for any product candidate in the near future, expenditure on development can not be capitalised as an intangible asset and must be recognised as an expense in the period in which it is incurred.

      Payments under licence agreements are treated as expense, unless they are linked to specific regulatory approval required for the manufacture, use and sale of a compound falling under the terms of the relevant licence.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

3.	Financial assets

      Financial assets (classified as available for sale) are disclosed at market value, based on stock exchange quotations as of the balance sheet date. Fluctuations in market value are reflected in the income statement as part of the financial result.

4.	Receivables

      Receivables are recognized and carried at original invoice amount less an allowance for uncollectible amounts. An estimate for doubtful debts is made when collection of the full amount is no longer probable. Bad debts are written off when identified.

5.	Marketable securities

      Securities held as current assets (classified as available for sale) are disclosed at market value, based on stock exchange quotations as of the balance sheet date. Fluctuations in market value are reflected in the income statement and are included as part of the financial result.

6.	Cash & cash equivalents

      Cash and cash equivalents consist of cash in hand and deposits with banks which are highly liquid, and of short-term investments with original maturities of less than three months.

7.	Deferred income taxes

      Deferred income taxes (income or expenses) result from temporary differences between the carrying amount of an asset or liability in the balance sheet and its tax base. In accordance with IAS 12 (Income Taxes), the deferred tax assets/liabilities reflect all temporary valuation and accounting differences between financial statements prepared for tax purposes and IAS financial statements. The tax assets/liabilities are calculated using the corporate income tax rate of 34 percent.

8.	Provisions and accruals

      In accordance with IAS 37 (Provisions, Contingent Liabilities and Contingent Assets) provisions are recognised when the Company has a present obligation as a result of a past event which is likely to result in an outflow of economic resources that can be reliably estimated.

      The provisions for severance payments and anniversary bonuses have been calculated in accordance with IAS 19 assuming an interest rate of four and six percent respectively and retirement at the age of 65 for men and 60 for women.

9.	Liabilities

      Liabilities are recorded at cost on initial recognition and subsequently at amortised cost. Foreign currency liabilities are translated at the average exchange rate on the balance sheet date.

      Costs incurred in connection with financial liabilities are shown as an expense of the period in which they were incurred.

      Finance leasing obligations arising from future lease payments are recorded at the present value of minimum lease payments.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

10.	Revenue and expense recognition

      Income is recorded in the income statement when an increase in future economic benefits related to an increase in an asset or a decrease of a liability has arisen that can be measured reliably. Income from grants is recorded when the Company has a legal entitlement to payment and the grants are not required to be repaid.

      Expenses are recognised in the income statement when a decrease in future economic benefits related to a decrease in an asset or an increase of a liability has arisen that can be measured reliably.

11.	Grants

      Government grants are recognized at their fair value where there is reasonable assurance that the grant will be received and all attaching conditions will be complied with. When the grant relates to an expense item, it is recognized as income over the years necessary to match the grant on a systematic basis to the costs that it is intended to compensate. Where the grant relates to an asset, the fair value is credited to a deferred income account and is released to the income statement over the expected useful life of the relevant asset by equal annual installments.

B.	NOTES TO THE INCOME STATEMENT

      The income statement is presented using the cost of sales method (classification by function):

(1)	Other operating income

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Income from grants	2,524,553.78	505,176.62
Other	16,394.27	35,583.69

Total	2,540,948.05	540,760.31

      Income from grants consists of grants from various public institutions, such as Wiener Wirtschaftsförderungsfonds (WWFF) and Forschungsförderungsfonds (FFF). The grants provided by these institutions are non-refundable, except in case of non-compliance with these institutions’ rules and regulations or in case of misuse of the funds. This item also includes government premiums for research and education for the years 2002 and 2003, in accordance with section 108c Income Tax Act (Einkommensteuergesetz).

(2)	Research and development expenses

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Research materials and purchased services	9,991,589.82	4,971,763.65
Staff costs	3,109,184.92	2,314,823.57
Other research and development expenses	890,644.59	858,208.71
Depreciation and amortisation	429,257.11	628,761.23

Total	14,420,676.44	8,773,557.16

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

      Research materials and purchased services include all expenses for materials and services in respect of research activities. They consist of:

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Laboratory materials	495,607.32	533,802.58
External non-clinical research & development	771,231.09	812,403.41
External clinical research & development	3,358,322.54	1,935,743.97
External production	2,992,663.96	1,079,929.36
Licence expenses	2,373,764.91	609,884.33

Total	9,991,589.82	4,971,763.65

      Other research and development expenses consist of:

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Taxes, other than taxes on income	663.34	473.02
Travel expenses	217,568.54	173,023.10
Advisory and external consultancy expenses	141,580.42	255,317.33
Training and recruitment costs	62,921.85	41,923.88
Intellectual property and trademark related expenses	227,343.05	1,939.75
Infrastructure expenses	58,184.32	58,958.33
Other expenses	182,383.07	326,573.30

Total	890,644.59	858,208.71

(3)	General and administrative expenses

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Staff costs	1,725,949.79	1,458,498.64
Other general and administrative expenses	2,929,030.52	4,527,660.35
Depreciation and amortisation	163,731.42	116,286.77

Total	4,818,711.73	6,102,445.76

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

      Other general and administrative expenses include the following:

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Taxes, other than taxes on income	17,365.59	111,805.76
Travel expenses	251,008.27	299,324.74
Legal expenses	329,997.36	1,621,029.09
Advisory and external consultancy expenses	787,729.88	781,200.57
Training and recruitment costs	190,109.26	241,483.81
Tax consulting, payroll accounting, accounting and auditing expenses	171,965.35	178,828.60
Intellectual property and trademark related expenses	20,970.95	221,908.88
Public relations related expenses	278,150.27	510,830.96
Infrastructure expenses	668,602.01	331,101.14
Other expenses	213,131.58	230,146.80

Total	2,929,030.52	4,527,660.35

(4)	Other operating expenses

      Other operating expenses consist of:

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Bank and similar charges	79,443.79	107,702.15
Exchange differences	36,863.96	14,504.90
Grant repayments	57,127.00	0.00
Removal costs	14,689.68	0.00

Total	188,124.43	122,207.05

      The FFF conducted an audit relating to the use of funds by the Company covering the period from June 1999 to May 2002. For part of that period, the relevant expenditure by the Company had been less than the amount stated in the grant applications. As a result there have been partial repayments of grants received in previous periods.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

(5)	Total operating expenses

      Total operating expenses amount to EUR 19,427,512.60 (2002: EUR 14,998,209.97). In accordance with IAS 1.83 companies which present their income statement using the classification by function method should disclose in the notes as additional information the expenses classified by nature. They are as follows:

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Raw materials	9,991,589.82	4,971,763.65
Staff costs	4,835,134.71	3,773,322.21
Depreciation and amortisation	592,988.53	745,048.00
Other	4,007,799.54	5,508,076.11

Total	19,427,512.60	14,998,209.97

      Staff costs and depreciation and amortisation can be further broken down as follows:

Staff costs

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Salaries	3,819,493.02	2,946,320.91
Expenses for social security and payroll related taxes	865,428.90	695,633.15
Expenses for severance payments	79,664.61	59,985.47
Other expenses	70,548.18	71,382.68

Total	4,835,134.71	3,773,322.21

      During the reporting period there were an average of 66 employees (2002: 51 employees). The members of the Management Board received salaries and benefits as follows:

	1 Jan 2003 -		1 Jan 2002 -
	31 Dec 2003		31 Dec 2002

	Fixed	Variable	Fixed	Variable

	(In EUR)
Hans Loibner	158,944.36	19,968.06	137,944.36	25,599.98
Gottfried Himmler	122,000.00	17,721.60	118,144.00	22,720.00
Eugen Stermetz	115,000.06	15,871.74	105,811.58	20,348.39

Total	395,944.42	53,561.40	361,899.94	68,668.37

      There were no staff costs resulting from the stock option plan, since the strike price of the options is above the market value of the shares. Further details are given in Section E, Supplementary Information.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

Depreciation and amortisation

      Scheduled depreciation and amortisation is calculated on a monthly basis and amounts to:

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Tangible assets	576,875.02	537,416.69
Intangible assets	16,113.51	207,631.31

Total	592,988.53	745,048.00

      For the comparable period in 2002, the depreciation of intangible assets includes an impairment loss of EUR 195,239.73.

(6)	Financial result

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Interest and similar income	178,339.79	533,844.55
Expense from valuation of financial liabilities	0.00	(81,591.20)
Interest and similar expenses	(452,474.77)	(131,788.45)
Increase in value and income from sale of marketable securities	164,403.00	171,161.27
Amortisation of discount	0.00	(1,535,000.00)
Decrease in value of financial assets	(64.00)	0.00

Financial result	(109,795.98)	(1,043,373.83)

      Interest income arises on marketable securities and on cash and cash equivalents. Interest expenses consist of interest payable on borrowings of all kinds (e.g., bank and other loans, interest on overdue payments and on finance leases). Interest costs are expensed as incurred. The increase in interest and similar expenses is attributable to the convertible bonds.

      For the comparable period in 2002, there was an expense from valuation of financial liabilities resulting from the fair value treatment of low-interest bearing loans. These low-interest bearing loans have since been revalued (in the fourth quarter of 2002) following a revised interpretation of IAS 39.93, and income from the valuation of financial liabilities therefore no longer arises. The amortisation of discount is in respect of the convertible bonds, which were issued in 2002.

(7)	Taxes on income

      This item includes income taxes payable for the current period as well as deferred taxes:

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Minimum corporate income tax (paid)	3,500.00	3,500.00
Deferred taxes (Note 15)	94,094.46	2,135.65
Revaluation of deferred tax assets	235,419.03	0.00

Total	333,013.49	5,635.65

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

      The increase in the tax expense relates to the revaluation of deferred tax assets as required under IAS 12.34, since it is not probable that taxable profits will be available in the period of reversal of temporary differences against which the deferred tax assets can be utilised.

      The reconciliation required under IAS 12 (Income Taxes) of the tax on accounting profit using the applicable tax rate (EUR -5,778,762.58) with the tax expense in the income statement (EUR 333,013.49) is as follows:

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Loss before tax	(16,996,360.53)	(15,500,823.49)
Tax credit at 34%	(5,778,762.58)	(5,270,279.99)
Minimum corporate income tax paid	3,500.00	3,500.00
Losses for which no deferred tax asset was created	6,354,549.65	5,281,066.77
Deductible temporary differences for which no deferred tax assets have been recognized	(500,328.30)	392,981.60
Non-temporary differences	18,635.69	(401,632.73)
Revaluation of deferred tax assets	235,419.03	0.00

Tax expense per income statement	333,013.49	5,635.65

      Under the Austrian Corporate Income Tax Act a minimum amount of corporate income tax is levied even if there is a tax loss. Taxes on income and deferred income taxes have been calculated using the current corporate income tax rate of 34 percent. Taxes on income directly related to equity transaction costs are shown under capital and reserves. In accordance with IAS 12.34 tax losses of previous years and unused tax credits have not been taken into account in calculating deferred taxes on income. Accumulated tax losses amount to EUR 23,537,589.87, the tax credit in respect of the minimum corporate income tax of previous years amounts to EUR 7,817.49. Temporary differences arising from the discounting of the convertible bonds have not been capitalised because it is not probable that in the period of reversal (i.e. 2004) taxable profit will be available against which the temporary difference can be utilised.

(8)	Earnings per share

Basic earnings per share

      Basic earnings per share is calculated by dividing the net income attributable to shareholders by the weighted average number of ordinary shares outstanding during the year. The number of issued ordinary shares is 1,704,800 and of preferred shares is 4,484,700. Preferred shares have been included in the calculation because they differ from common stock only with respect to preference in case of liquidation or winding up of the Company. The treasury stock, which amounts to 60,650 shares, has been deducted pro rata in this calculation.

	1 Jan 2003 -	1 Jan 2002 -
	31 Dec 2003	31 Dec 2002

	(In EUR)
Loss after taxes	(17,329,374.02)	(15,506,459,14)
Weighted average number of shares outstanding	6,128,850.00	6,128,850.00
Basic earnings per share	(2.83)	(2.53)

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

Diluted earnings per share

      Potential ordinary shares arising from conversion of convertible bonds have not been treated as dilutive since the conversion would decrease losses per share. In accordance with IAS 33.38 and IAS 33.40 the effects of anti-dilutive potential ordinary shares are ignored in calculating diluted earnings per share. Since the strike price of the stock options of the ESOP and SOP is above the market value of the shares they also have no dilutive effect. There are hence no dilutive effects to be taken into account.

      In the Annual General Meeting held on March 6, 2002, shareholders approved a transfer of EUR 5,941,920.00 from capital reserves to share capital so that each shareholder received a bonus issue of 24 new shares per existing share.

C.	NOTES TO THE CASH FLOW STATEMENT

      The cash flow statement has been prepared using the indirect method. It shows the changes in cash & cash equivalents and marketable securities resulting from the inflow and outflow of funds during the reporting period and differentiates between cash flows from operating activities, investing activities and financing activities.

      The funds included in the cash flow statement are cash & cash equivalents and marketable securities. Marketable securities have been included as they consist entirely of money market funds which are considered equivalent to the time deposits contained in cash & cash equivalents.

(9)	Cash flow from operating activities

      Cash flow from operating activities shows the flows of funds arising from the provision and receipt of goods and services during the reporting period and includes changes in working capital.

(10)	Cash flow from investing activities

      Cash flow from investing activities consists mainly of outflows of funds for the acquisition of tangible and intangible assets. This cash flow does not include assets acquired by incurring directly related liabilities of EUR 1,295.35 (2002: EUR 28,606.73) or by means of finance leases amounting to EUR 793,695.96 (2002: EUR 344,272.02) during the reporting period but does include the repayment of liabilities for assets acquired prior to the reporting period of EUR 28,606.73 (2002: EUR 32,641.08).

(11)	Cash flow from financing activities

      The increase/decrease in long-term financial liabilities consists mainly of cash proceeds from a loan of EUR 600,000.00, the partial repayment of a loan to FFF amounting to EUR 60,100.00 as a result of the audit conducted by FFF (see Note 4) and a reduction of leasing obligations amounting to EUR 219,037.60.

D.	NOTES TO THE BALANCE SHEET

(12)	Tangible and intangible non-current assets

      The tangible assets consist mainly of laboratory appliances, furniture and fixtures and IT equipment. The intangible assets consist mainly of software licences.

      There are no restrictions of title affecting the assets, and there are no pledged assets acting as security for debts, with the exception of leased assets.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

      During the reporting period the Company invested EUR 954,424.62 (2002: EUR 582,699.72) in tangible and intangible assets. Additions to tangible assets EUR 938,482.81 (2002: EUR 576,810.43) are mainly laboratory appliances EUR 621,910.66, furniture and fixtures EUR 135,438.02 and IT equipment EUR 181,134.13.

      The movement on tangible and intangible assets is as follows:

			Intangible
		Tangible Assets	Assets	Total

Acquisition costs	1 Jan 2003	2,207,498.52	41,316.52	2,248,815.04
Accumulated depreciation	1 Jan 2003	(756,337.12)	(20,912.57)	(777,249.69)

Net book value	1 Jan 2003	1,451,161.40	20,403.95	1,471,565.35

Additions		938,482.81	15,941.81	954,424.62
Disposals		(9,730.94)	0.00	(9,730.94)
Depreciation and amortisation		(576,875.02)	(16,113.51)	(592,988.53)

Net book value	31 Dec 2003	1,803,038.25	20,232.25	1,823,270.50

Accumulated depreciation	31 Dec 2003	(1,299,648.10)	(33,383.19)	1,333,031.29
Acquisition costs	31 Dec 2003	3,102,686.35	53,615.44	3,156,301.79

      The change in acquisition costs is as follows:

		Tangible	Intangible
		Assets	Assets	Total

Acquisition costs	1 Jan 2003	2,207,498.52	41,316.52	2,248,815.04
Additions		938,482.81	15,941.81	954,424.62
Disposals		(43,294.98)	(3,642.89)	(46,937.87)

Acquisition costs	31 Dec 2003	3,102,686.35	53,615.44	3,156,301.79

      The movement on tangible assets can be further broken down as follows:

		Laboratory	Furniture and
		Appliances	Fixtures	IT Equipment

Acquisition costs	1 Jan 2003	1,721,553.99	141,144.97	344,799.56
Acc. depreciation	1 Jan 2003	(606,406.34)	(33,748.01)	(116,182.77)

Net book value	1 Jan 2003	1,115,147.65	107,396.96	228,616.79

Additions		621,910.66	135,438.02	181,134.13
Disposals		(5,905.11)	0.00	(3,825.83)
Depreciation		(400,480.67)	(54,833.40)	(121,560.95)

Net book value	31 Dec 2003	1,330,672.53	188,001.58	284,364.14

whereof leased assets:
Net book value	31 Dec 2003	709,734.23	61,082.76	228,564.03

Acc. depreciation	31 Dec 2003	(992,759.75)	(74,806.80)	(232,081.55)
Acquisition costs	31 Dec 2003	2,323,432.28	262,808.38	516,445.69

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

(13)	Financial assets

      Financial assets consist of 160 shares in an investment fund, Capital Invest Toprent, which are classified as available for sale and which are held as funding for severance payments provisions in accordance with section 14 Income Tax Act (Einkommensteuergesetz).

(14)	Long-term receivables

      Long-term receivables are due after more than one year and consist mainly of a loan to an employee and a rental deposit. No valuation adjustments in respect of these items are considered necessary.

(15)	Deferred tax assets and liabilities

      Deferred tax assets and liabilities as of December 31, 2003 and December 31, 2002 and their effect on the income statement are the result of the following temporary valuation and accounting differences between book values in the IAS financial statements and the relevant tax bases:

			Effect on
			Income
	31 Dec 2003	31 Dec 2002	Statement

	(In EUR)
Capitalised start-up costs	122,638.94	245,277.87	(122,638.93)
Long-term provisions	145,526.67	94,374.38	51,152.29

Temporary differences on assets side	268,165.61	339,652.25	(71,486.64)

Fixed assets	(83,875.94)	(100,021.67)	16,145.73
Current receivables	(221,407.49)	0.00	(221,407.49)

Temporary differences on liabilities side	(305,283.43)	(100,021.67)	(205,261.76)

Basis for deferred taxes	(37,117.82)	239,630.58	(276,748.40)
Deferred taxes on temporary differences (34%)	(12,620.06)	81,474.40	(94,094.46)
Capitalised income tax benefit, directly offset against equity transaction costs (Notes 7, 20)	0.00	235,419.03	(235,419.03)

Net deferred tax assets and liabilities	(12,620.06)	316,893.43	(329,513.49)

      Deferred taxes have been calculated using a corporate income tax rate of 34 percent.

      Due to an informal political agreement the corporate income tax rate it is very likely to be reduced to 25% in the course of the expected tax reform. In this scenario the net deferred tax assets and liabilities will be reduced to about EUR (9,280.00).

      Deferred taxes have been recognised for all temporary differences since the Company expects profits once marketing approval for its product candidates has been obtained.

      No deferred taxes have however been recognised for the discount of the convertible bonds since it is not probable that at the time of reversal there will be sufficient taxable profits against which deductable temporary differences arising from the discount can be utilised.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

(16)	Current receivables

      Current receivables are all due within one year.

	31 Dec 2003	31 Dec 2002

	(In EUR)
Trade receivables	0.00	27,600.00
Tax Office	731,888.78	170,013.65
Prepaid expenses	411,711.69	64,066.86
Other receivables	78,378.34	51,584.41

Total	1,221,978.81	313,264.92

(17)	Marketable securities

      Marketable securities consist of 39,998.34 shares in DB Portfolio Euro Liquidity Fund, which is a non-distributing money market fund, classified as available for sale.

(18)	Cash & cash equivalents

      Cash & cash equivalents are as follows:

	31 Dec 2003	31 Dec 2002

	(In EUR)
Cash in hand	404.84	722.91
Money at call	1,048,443.53	972,161.55
Savings deposit	18,168.21	0.00
Time deposits	1,000,000.00	13,837,484.20

Total	2,067,016.58	14,810,368.66

      Time deposits at a fixed rate of interest have maturities of up to 3 months.

(19)	Capital and reserves

Share capital

      In the Annual General Meeting held on March 6, 2002, shareholders approved a transfer of EUR 5,941,920.00 from capital reserves to share capital. This transaction was registered in the Register of Companies maintained by the Commercial Court of Vienna on April 4, 2002. As a result of this transaction each shareholder received a bonus issue of 24 new shares per existing share. The share capital comprises 6,189,500 registered no par value shares and is fully paid up. Of this share capital, 1,704,800 shares are common stock, 1,484,700 are class A preferred shares and 3,000,000 are class B preferred shares.

      Class B preferred shares have preference over class A preferred shares and common stock in case of liquidation or winding up of the Company. Class A preferred shares have preference over common stock in case of liquidation or winding up of the Company. If in case of liquidation or winding up of the Company the proceeds exceed the paid-in capital for class B preferred shares, the remaining proceeds shall be distributed pro rata to the holders of class A preferred shares. If in case of liquidation or winding up of the Company the proceeds exceed the paid-in capital for class B preferred shares and class A preferred shares, the remaining proceeds shall be distributed pro rata to the common stock shareholders.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

Capital reserves

      Capital reserves represent voluntary shareholder contributions paid in the course of the second financing round. Past equity transaction costs are accounted for as a deduction under capital reserves, net of any related income tax benefit:

	31 Dec 2003	31 Dec 2002

	(In EUR)
Transaction costs	692,408.91	692,408.91
Income tax effect	(235,419.03)	(235,419.03)

Total	456,989.88	456,989.88

Treasury shares

      As of December 31, 2003 there were 60,650 treasury shares held in trust for the Company by Wolfgang Hahnkamper as part of the management participation program (see Section E, Supplementary Information).

Conditional capital

      In virtue of a resolution of the Shareholders’ General Meeting of August 2, 2001 and of the Management Board’s and the Supervisory Board’s resolutions of November 23, 2001 and December 17, 2001 respectively, there is conditional capital of EUR 495,000 to provide for a stock option plan for members of the Management Board and employees (“ESOP”) (see Section E, Supplementary Information).

      In the Annual General Meeting of March 6, 2002, the shareholders also approved further conditional capital of EUR 123,750 to provide for a stock option plan for members of the Supervisory Board and other advisors (“SOP”) (see Section E, Supplementary Information).

      In the General Meeting of October 31, 2002 the shareholders approved conditional capital of 2,476,000.00 no par value bearer shares for the purpose of conversion of the convertible bonds issued by the Company.

      The conditional capital of the Company therefore amounts to EUR 3,094,750 in total.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

(20)	Provisions and accruals

      Provisions are as follows:

	1 Jan 2003	Use	Release	Addition	31 Dec 2003

	(In EUR)
Severance payments	102,994.92	2,602.42	0.00	74,464.35	174,856.85
Anniversary bonuses	5,152.91	0.00	0.00	4,330.79	9,483.70

Subtotal: long-term provisions	108,147.83	2,602.42	0.00	78,795.14	184,340.55

Supervisory Board fees	42,000.00	42,000.00	0.00	42,000.00	42,000.00
Bonuses	216,307.90	197,025.69	19,282.21	191,047.66	191,047.66
Unbilled services	464,000.00	429,454.62	34,545.38	226,000.00	226,000.00

Subtotal: current provisions and accruals	722,307.90	668,480.31	53,827.59	459,047.66	459,047.66

Total	830,455.73	671,082.73	53,827.59	537,842.80	643,388.21

Provision for severance payments

      Employees are legally entitled to receive severance payments on termination of their employment contracts under defined circumstances or on retirement. The amount of the payment depends on the duration of employment and on the salary at the time of termination or retirement. For this obligation a provision of EUR 174,856.85 has been made (of which EUR 36,198.88 relates to the Management Board).

Provision for anniversary bonuses

      This provision is for an obligation arising under the collective bargaining agreement (Kollektivvertrag) for the chemical industry, by which the employee is entitled to receive a bonus payment after being employed for a certain number of years. For this obligation a provision of EUR 9,483.70 has been made (of which EUR 1,595.53 relates to the Management Board).

Provision for bonuses

      For this obligation a provision of EUR 191,047.66 has been made (of which EUR 84,481.90 relates to the Management Board).

(21)	Long-term financial liabilities

      The remaining maturities of the various categories of liabilities are shown below:

	Between 1 and
	5 Years	Over 5 Years	Total

	(In EUR)
Convertible bonds	8,244,749.60	0.00	8,244,749.60
Interest-bearing loans	4,820,537.41	186,873.00	5,007,410.41
Finance leasing obligations	760,369.92	3,690.58	764,060.50

Total	13,825,656.93	190,563.58	14,016,220.51

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

Convertible bonds

      In October 2002 the Company issued EUR 7,875,000.00 of 4% convertible bonds. The bonds are subordinated to all other debt of the Company. The bonds have a term of 5 years and mature in October 2007. Bondholders have the right and the contractual obligation to convert their bonds into shares in the Company in the event of an Initial Public Offering (IPO) or Private Placement (PP).

      The conversion of the bonds is expected in the near future, although no specific date can be set. The full discount granted to the bondholders upon issuance, amounting to EUR 1,535,000.00, has therefore been treated as an expense in 2002 (see Note 6) and there is no equity component of the bonds to be taken into account.

Interest-bearing loans

Lender	in EUR	Maturity	Interest Rate

Austria Wirtschaftsservice	436,037.01	30 Jun 2011	8.5%
Forschungsförderungsfonds	339,600.59	30 Sep 2005	2.0%
Forschungsförderungsfonds	465,106.14	30 Jun 2006	3.0%
Bank Austria (ERP-Investitionskredit)	2,250,000.00	1 Jul 2006	0.5%
Bank Austria (FFF-Investitionskredit)	1,100,000.00	30 Jun 2007	3-m.EURIBOR +0.6%
Erste Bank (FFF-Kredit)	600,000.00	31 Mar 2008	3-m.EURIBOR +0.6%

      On the basis of an application (SF-Finanzierungsansuchen) dated May 31, 1999, the Austria Wirtschaftsservice (AWS, formerly Innovationsagentur) granted the Company seed financing in the form of a loan amounting to EUR 436,037.00 for its research and development work on cancer vaccines. Project funding is provided as mezzanine capital in three tranches, which have been fully paid out. The duration of the loan is 10 years, starting on July 1, 2001, with a grace period of 3 years before repayment begins.

      The loan granted by the Forschungsförderungsfonds (FFF) maturing on September 30, 2005 has been partially repaid (see Note 11) bringing the nominal amount down to EUR 339,600.59.

      For the ERP-Investitionskredit the AWS (formerly Finanzierungsgarantie-Gesellschaft) provides a guarantee of 96.25 percent of the nominal amount of EUR 2,250,000.00, and the remainder is guaranteed by Bank Austria.

      For the FFF-Investitionskredit (Bank Austria) the FFF provides an interest grant of 3% p.a. of the nominal amount of EUR 1,100,000.00 and a guarantee.

      For the FFF-Kredit (Erste Bank) the FFF provides a guarantee and an interest grant in the total amount of EUR 42,200.00, which is equivalent to 2% p.a. of the nominal amount of EUR 600,000.00.

Finance leasing obligations

      The leasing agreements are for unlimited periods. They can be terminated at six months’ notice except during any non-terminable period, which varies depending on the leased asset. The interest rate for leases is based on the 3-month EURIBOR rate plus a margin and is adjusted on a quarterly basis.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

      Reconciliation between minimum lease payments at balance sheet date and their present value is as follows:

		Under	Between 1 and	Over
	31 Dec 2003	1 Year	5 Years	5 Years

	(In EUR)
Minimum lease payments	1,105,781.03	309,505.80	792,175.69	4,099.54
Interest under leasing agreements	(70,179.43)	(37,964.70)	(31,805.77)	(408.96)

Present value	1,035,601.60	271,541.10	760,369.92	3,690.58

      As defined in IAS 17 (Leases), minimum lease payments are the total payments over the lease term that the lessee is required to make, excluding contingent rent, costs for services and taxes to be paid by and reimbursed to the lessor and any amounts guaranteed by the lessee.

(22)	Trade payables

	31 Dec 2003	31 Dec 2002

	(In EUR)
Domestic trade payables	274,423.74	416,347.75
Foreign trade payables	349,863.75	196,118.74
Outstanding invoices	108,955.79	43,828.69

Total	733,243.28	656,295.18

(23)	Other current liabilities

	31 Dec 2003	31 Dec 2002

	(In EUR)
Expenses for accounts preparation	16,000.00	15,000.00
Expenses for auditing	17,000.00	17,000.00
Unconsumed vacation	326,205.15	276,419.89
Overtime	38,110.28	40,586.47
Payroll taxes	93,082.68	88,881.96
Travel expenses	20,088.84	0.00
Deferred income	33,200.00	0.00

Total	543,686.95	437,888.32

      Expenses for accounts preparation and auditing and unconsumed vacation and overtime formerly classified as provisions and accruals are now shown as other current liabilities because they are now based on detailed calculations (unconsumed vacation and overtime) or because they are lump sum fees (expenses for accounts preparation and auditing).

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

(24)	Current portion of long-term financial liabilities

      This item shows the portion of the long-term financial liabilities which will be due within one year as follows (see Note 21):

Under
1 Year

(In EUR)
Convertible bonds	0.00
Interest-bearing loans	183,333.33
Finance leasing obligations	271,541.10

Total	454,874.43

E.	SUPPLEMENTARY INFORMATION

Financial instruments

      As defined by IAS 32 (Financial Instruments: Disclosure and Presentation), a financial instrument is any contract that gives rise to both a financial asset of one enterprise and a financial liability or equity instrument of another enterprise. IAS 32 distinguishes between original financial instruments, such as trade receivables and payables, and derivative financial instruments, which serve as security against risks resulting from changes in currency exchange rates and interest rates. As a general rule, “regular way” purchases of financial assets are recognised using trade date accounting.

Credit and default risk

      The amounts shown on the assets side represent the maximum credit risk and default risk, since no general netting agreements exist. For treatment of marketable securities, see Note III.6., Section A. The credit risk is assumed to be minimal, given the excellent credit ratings of the financial institutions involved.

Interest rate risk

      Interest rate risk — the possibility that the value of a financial instrument will change due to movements in market rates of interest — applies mainly to receivables and liabilities with maturities of over one year. Long-term receivables consist primarily of deposits in connection with rental agreements and are of limited amount. Long-term financial liabilities mainly consist either of loans with subsidised and therefore low interest rates or of loans subject to variable interest rates (for details see Note 21). There is therefore no material interest rate risk in the above sense.

Currency risk

      There are no significant amounts of receivables or liabilities denominated in foreign currencies. Currency risks therefore relate primarily to potential fluctuations in the corresponding prices in euro of services or materials used or consumed by the Company the prices of which are denominated in foreign currencies.

Market value (fair value)

      The fair value of a primary financial instrument is the amount for which it could be exchanged in an arm’s length transaction between knowledgeable, willing parties in an active market. Financial assets and marketable securities in the balance sheet are shown at market values. The market value of short-term receivables and liabilities generally corresponds to their book value. The fair value of financial assets and

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS marketable securities is taken as their stock exchange value as of December 31, 2003. Long-term financial liabilities are recorded at amortised cost which is deemed to be their market value.

      The Company does not make use of derivative financial instruments.

Other liabilities and risks

Rental agreements

      As of August 2001 a rental agreement for an unlimited period was concluded with Novartis Forschungsinstitut GmbH for the use of business premises at Bau 41, Brunner Strasse 59 and for parking space. The monthly rental is EUR 2,812.50 (plus VAT) and includes all operating costs. This rental is index-linked to the Austrian consumer price index “Verbraucherpreisindex 1996” as at January 2001.

      A rental agreement for premises (Objekt 3, Brunner Strasse 69) was concluded on February 18, 2002 with DIE EVA-Liegenschaftsverwaltungsgesellschaft mbH. The premises have been refurbished and adapted and the rental period began in February 2003. The rental agreement is for an indefinite period, but the Company has agreed to be bound to a minimum rental period of 15 years following the handover of the premises. The Company has the right to sublet all or part of the premises. The Company also has an option to acquire the premises not earlier than seven but not later than ten years following the handover. The monthly rental is EUR 22,099.82 (plus VAT) and is linked to the six-month EURIBOR interest rate. All operating costs for the premises together with applicable VAT are to be borne and paid directly by the Company.

      In connection with the Company’s move to Objekt 3, Brunner Strasse 69, the Wiener Wirtschaftsförderungsfonds awarded grants of up to EUR 699,134.10 under its programme “Wiener Strukturverbesserungsaktion”. Since the premises are not owned by the Company but by DIE EVA-Liegenschaftsverwaltungsgesellschaft mbH, which leases them to the Company under a rental agreement, the grants are paid to DIE EVA-Liegenschaftsverwaltungsgesellschaft mbH. Under the provisions of the programme the Company benefits through reduction of its rental payments. A first tranche of EUR 466,089.40 has been paid by the Wiener Wirtschaftsförderungsfonds to DIE EVA-Liegenschaftsverwaltungsgesellschaft mbH, which will subsequently reduce rental payments by the Company to its landlord.

      The obligations under the rental contracts are payable as follows:

	Within	Between 1 and	Between 5 and
	1 Year	5 Years	15 Years

	(In EUR)
Bau 41	33,750.00	135,000.00	337,500.00
Objekt 3	265,197.84	1,060,791.36	2,651,978.40

Other agreements

      In December 2001 the Company entered into a clinical study and research program agreement with the Cleveland Clinic Foundation covering the design and performance of clinical studies in the U.S. for the Company’s product candidates. The Cleveland Clinic Foundation also provides assistance in applying for the necessary FDA approvals.

      On June 25, 2002 the Company entered into a licence agreement with Protein Design Labs, Inc. (PDL) under an option agreement signed by the companies in 2000. The Company receives exclusive worldwide rights to develop and market humanized monoclonal antibody while PDL receives an upfront fee, milestone payments and royalties on any product sales generated by the antibody.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

      On September 3, 2002 the Company entered a licence agreement with Novartis Pharma AG based on a previous option agreement signed by the companies. The Company acquires exclusive worldwide rights to clinical development and exploitation of a cancer vaccine against epithelial cancers. In exchange Novartis Pharma AG receives an upfront fee, milestone payments and licensing fees on future sales.

      In September 2003 the Company entered into a clinical study agreement with the Austrian Breast und Colorectal Cancer Study Group ABCSG covering the performance of a multicenter Phase III trial in breast cancer patients.

      In October 2003 the Company entered into a clinical study agreement with the Dr. Paul Meng Consultant (“PMC”) covering the performance of a multicenter Phase III trial in colorectal cancer patients.

      In addition to the agreements above, the Company has entered a number of other agreements also entailing financial commitments for the future and relating mainly to services provided by third parties relating to the conduct of clinical trials, other research activities, production and business development. Some of these commitments are also subject to early termination clauses exercisable at the option of the Company.

      As of December 31, 2003 the remaining payments to be made under these agreements, if all milestones and other conditions are met, are estimated to be approximately as follows:

Within 1 Year	Between 1 and 5 Years	Later than 5 Years

5,400,000.00	14,700,000.00	1,200,000.00

     Governing bodies of the Company and employees

      The members of the Management Board are:

•	Hans Loibner

•	Gottfried Himmler

•	Eugen Stermetz

      The members of the Supervisory Board are:

•	Helmut Eckert (chairman)

•	Jürg Meier (vice chairman)

•	Max Link

•	Hellmut Samonigg

•	Günter Frankenne

•	Nikolaus Zacherl

•	Jörg Neermann

      Provision for Supervisory Board fees of EUR 42,000.00 for the year 2003 has been made. There are no outstanding loans or guarantees for loans to members of the Management or Supervisory Boards.

Management participation program

      Management incentives were first introduced in March 2001. By resolution of the extraordinary Shareholders’ General Meeting of March 29, 2001 (registered with the Commercial Register at the

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

Commercial Court of Vienna, Austria on April 20, 2001), the nominal share capital was increased to EUR 127,580 by issuing 6,380 ordinary bearer shares of no par value. In the course of the capital increase, certain management members employed at that time were offered ordinary shares with lock-up periods of up to four years. The Management Board members Gottfried Himmler and Eugen Stermetz and two other management members, Karin Schwertner and Erich Wasserbauer, subscribed for a total of 3,954 shares. A further tranche of 2,426 shares issued in the course of the capital increase was taken up by Wolfgang Hahnkamper as trustee for the Company in order to provide for stock options allocated to Gottfried Himmler (766 options), Eugen Stermetz (766 options), Karin Schwertner (256 options) and Erich Wasserbauer (638 options) under this program.

      These options can be exercised in tranches, depending on the number of months that have passed since the Company’s transformation into a stock corporation on March 6, 2001. No options have been exercised so far. If the contract of a manager holding options is terminated prematurely, options not exercisable by that option holder up to and including the date of termination expire. In the course of a capital increase in March 2002 resulting from the conversion of free capital reserves into share capital (Kapitalerhöhung), the number of shares held in trust by Wolfgang Hahnkamper was increased pro rata by a factor of 25 to 60,650.

Stock option plan for members of the Management Board and employees (“ESOP”)

      In 2001 a stock option plan (“ESOP”) for members of the Management Board and employees was implemented. Based on the resolution of the Shareholders’ General Meeting of August 2, 2001, the Management and Supervisory Boards passed resolutions approving ESOP and the conditional capital increase on November 23, 2001 and December 17, 2001 respectively.

      ESOP provides for up to 495,000 (19,800) options to be granted to the members of the Management Board and to employees, of which up to 390,000 (15,600) options may be granted to employees and up to 105,000 (4,200) options may be granted to members of the Management Board. (Figures in parentheses show the number of options prior to the increase in the Company’s nominal share capital by a factor of 25 from EUR 247,580 to EUR 6,189,500 as a result of the conversion of free capital reserves into share capital in March 2002.)

      The options will be allocated in three annual tranches. Each option entitles its holder to purchase one no par value registered share (common stock) with a nominal value of EUR 1. The exercise price is EUR 10 (EUR 250). The options can be exercised one year after the Company’s IPO, provided that the holder of the option has been in the Company’s employ for at least two years. The latest possible date for the exercise of the option is the relevant exercise date in calendar 2009. The options may be exercised within the week following the Shareholders’ Annual General Meeting or within the week following the publication of interim financial statements for the second quarter of the financial year. The Management Board is entitled to determine one additional exercise period per year in exceptional circumstances. The options are not transferable, except by way of inheritance.

      In December 2001 a first tranche of 148,450 (5,938) stock options was offered to and accepted by the Company’s employees, of which 65,000 (2,600) were offered to and accepted by senior managers. A total of 105,000 (4,200) stock options were offered to and accepted by members of the Management Board (in equal shares to Gottfried Himmler and Eugen Stermetz).

      In January 2003 a second tranche of 211,550 stock options was offered to and accepted by employees, of which 173,350 were offered to and accepted by senior managers.

      As some employees have left the Company, a total of 12,061 stock options have fallen back and will be redistributed in the third annual tranche.

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS

Stock option plan for members of the Supervisory Board and other advisors (“SOP”)

      In 2002 a stock option plan for members of the Supervisory Board and other advisors (“SOP”) was implemented. In the Shareholders’ General Meeting of March  6, 2002, a conditional capital increase was authorised for the purpose of allocating shares to members of the Supervisory Board and other qualified advisors. Based on the resolution of the General Meeting, the Management Board and the Supervisory Board approved the SOP details on April 30, 2002.

      SOP provides for up to 72,600 options for the members of the Supervisory Board and for up to 51,150 options for other advisors (123,750 options in total). Each option entitles its holder to purchase one no par value registered share (common stock) with a nominal value of EUR 1. The exercise price is EUR 10. The option can be exercised one year after the Company’s IPO, provided that the holder of the option has acted as Supervisory Board member or other qualified advisor to the Company for a period of at least two years. The latest possible date for the exercise of the option is the relevant exercise date in calendar 2009. The options may be exercised within the week following the Shareholders’ Annual General Meeting or within the week following the publication of interim financial statements for the second quarter of the financial year. The Management Board is entitled to determine one additional exercise period per year in exceptional circumstances. The options are not transferable, except by the way of inheritance.

      In 2002, a total of 52,800 options were offered to and accepted by Supervisory Board members.

      In 2003, a total of 13,200 options were offered to and accepted by other advisors.

      Since the strike price of the stock options of the ESOP and SOP above the market value of the shares, there has been no effect on the income statement and the balance sheet.

Share options

      Details of share options are as follows:

	Management
	Participation Program	ESOP	SOP

Outstanding Jan 1	60,650	253,450	52,800
Granted	0	211,550	13,200
Forfeited	0	12,061	0
Exercised	0	0	0
Expired	0	0	0

Outstanding Dec 31	60,650	452,939	66,000
Exercisable Dec 31	20,015	0	0

      The average exercise price of options is EUR 0.01 for the management participation program and EUR 10 for ESOP and SOP. The options mature in 2009 under ESOP and SOP, while the management participation program options are exercisable for an unlimited period of time.

     Segment reporting

      The Company operates in only one business area, which is research and development.

     Related parties disclosures

      A consultancy agreement concluded in October 2001 with ECOVAC GmbH, Oberwil, Switzerland, provides for an annual consultancy fee payable to ECOVAC of about EUR 180,000.00. Helmut Eckert,

Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG
Financial statements as of 31 December 2003, according to IFRS who is also a shareholder in the Company and a member of Igeneon’s Supervisory Board, holds 90 percent of the shares in ECOVAC GmbH.

      As with all members of the Scientific Advisory Board, the Company has entered into a consulting agreement with Hellmut Samonigg, who is also a member of the Supervisory Board. The agreement, which dates from December 2002, provides for an annual minimum fee of EUR 24,000 for a minimum of 8 consulting days per year, which is in line with market prices for clinical oncology advice.

      Günther Frankenne, a member of the Supervisory Board, has provided occasional consulting services for a daily fee of EUR 1,500, which is in line with market rates for management consulting.

      There are no other business relationships with related parties.

     Events after the Balance Sheet Date

      On January 1, 2004 Manfred Rüdiger joined the Management Board as Chief Operating Officer.

      On January 8, 2004, a prospective Co-Lead-Investor signed a term sheet summarising the principal terms for a financing round currently contemplated. This financing round is expected to consist in the issuance of Convertible Bonds in the first quarter of 2004; the targeted amount is up to EUR 20,000,000.

      These financial statements are drawn up on the instructions of and authorized for publication on January 28, 2005 by the Management Board.

Vienna,	/s/ MANFRED RÜDIGER ------------------------------------------------------- Manfred Rüdiger

Vienna,	/s/ GOTTFRIED HIMMLER ------------------------------------------------------- Gottfried Himmler

Vienna,	/s/ EUGEN STERMETZ ------------------------------------------------------- Eugen Stermetz

Igeneon Krebs-Immuntherapie

Forschungs- und Entwicklungs AG
Financial Statements in accordance with International Accounting Standards

AUDITORS’ REPORT

To the

Managing and Supervisory Board
Igeneon Krebs-Immuntherapie
Forschungs- und Entwicklungs AG

      We have audited the accompanying financial statements of Igeneon Krebs-Immuntherapie Forschungs- und Entwicklungs AG as of 31 December 2002, and for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with International Standards on Auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2002, and of the results of its operations and its cash flows for the year then ended in accordance with International Accounting Standards.

Vienna, 28 January 2005

WIRTSCHAFTSPRÜFUNGGESELLSCHAFT MBH

Mag. Elfriede Baumann	Mag. Erich Lehner
Wirtschaftsprüfer	Wirtschaftsprüfer

IGENEON Krebs-Immuntherapie

Forschungs- und Entwicklungs AG
Financial Statement as of 31 December 2002, according to IAS

INCOME STATEMENT

For the Period from 1 January 2002 to 31 December 2002

		1 Jan 2002 -	1 Jan 2001 -
	Notes	31 Dec 2002	31 Dec 2001

		(All amounts in EUR)
Other operating income	(1)	540,760.31	836,487.55

Research and development expenses	(2)	(8,773,557.16)	(4,026,375.79)
General and administrative expenses	(3)	(6,102,445.76)	(2,283,673.55)
Other operating expenses	(4)	(122,207.05)	(35,695.02)

Total operating expenses	(5)	(14,998,209.97)	(6,345,744.36)

Operating result (EBIT)		(14,457,449.66)	(5,509,256.81)
Financial result	(6)	(1,043,373.83)	282,116.21
Loss before taxes		(15,500,823.49)	(5,227,140.60)
Taxes on income	(7)	(5,635.65)	(72,237.20)

Loss after taxes		(15,506,459.14)	(5,299,377.80)

Earnings per share (basic and diluted)	(8)	(2.53)	(1.22)

IGENEON Krebs-Immuntherapie

Forschungs- und Entwicklungs AG
Financial Statement as of 31 December 2002, according to IAS

CASH FLOW STATEMENT

For the Period form 1 January 2002 to 31 December 2002

		1 Jan 2002 —	1 Jan 2001 —
	Notes	31 Dec 2002	31 Dec 2001

		(All amounts in EUR)
E B I T		(14,457,449.66)	(5,509,256.81)
+ Depreciation and amortisation expense		745,048.00	412,001.15
EBITDA		(13,712,401.66)	(5,097,255.66)
+ Net book value of disposals of assets		263,578.56	0.00
+ Decrease / - increase in long-term receivables		(22,103.34)	(610.09)
+ Decrease / - increase in current receivables		(183,414.53)	(48,019.42)
+ Increase / - decrease in provisions and accruals		793,190.31	231,922.38
+ Increase / - decrease in trade and other liabilities		(70,487.56)	383,259.96

Change in working capital		517,184.88	566,552.83
Cash generated from operations		(12,931,638.22)	(4,530,702.83)
- Interest paid		(79,144.61)	(173,422.50)
+ Interest received		533,844.55	430,457.48
+ Effect of valuation of marketable securities		171,161.27	25,081.23

Financial result		625,861.21	282,116.21
- Taxes paid		(3,500.00)	(11,350.33)

Cash flow from operating activities	(9)	(12,309,277.01)	(4,259,936.95)
- Purchase of property, plant and equipment and intangible assets		(194,151.62)	(229,479.26)

Cash flow from investing activities	(10)	(194,151.62)	(229,479.26)
Cash flow from operating and investing activities		(12,503,428.63)	(4,489,416.21)
+ Share capital introduced		0.00	29,313,970.90
- Purchase of treasury shares		0.00	(2,426.00)
+ Increase / - decrease in long-term financial liabilities		7,365,636.33	1,657,978.44
+ Increase / - decrease in current financial liabilities		(2,418.61)	2,153.36

Cash flow from financing activities	(11)	7,363,217.72	30,971,676.70
Net cash flow		(5,140,210.91)	26,482,260.49
Net increase/ - decrease in cash & cash equivalents and marketable securities		(5,140,210.91)	26,482,260.49
Cash & cash equivalents and marketable securities at beginning of period		26,641,952.21	159,691.72

Cash & cash equivalents and marketable securities at end of period		21,501,741.30	26,641,952.21

IGENEON Krebs-Immuntherapie

Forschungs- und Entwicklungs AG
Financial Statement as of 31 December 2002, according to IAS

BALANCE SHEET

As of 31 December 2002

	Notes	31 Dec 2002	31 Dec 2001

		(All amounts in EUR)
ASSETS
Non-current assets
Tangible assets	(12)	1,451,161.41	1,691,015.58
Intangible assets	(12)	20,403.95	222,145.97
Long-term receivables	(13)	42,303.05	20,199.71

		1,513,868.41	1,933,361.26
Deferred tax assets	(14)	316,893.43	319,029.08
Current assets
Current receivables	(15)	313,264.92	124,719.95
Marketable securities	(16)	6,691,372.64	5,027,151.45
Cash & cash equivalents	(17)	14,810,368.66	21,614,800.76

		21,815,006.22	26,766,672.16

Total assets		23,645,768.06	29,019,062.50

EQUITY AND LIABILITIES
Capital and reserves	(18)
Share capital		6,189,500.00	247,580.00
Capital reserves		25,749,973.50	31,633,669.50
Treasury shares		(60,650.00)	(2,426.00)
Accumulated deficit		(23,197,125.49)	(7,690,666.35)

		8,681,698.01	24,188,157.15
Long-term liabilities
Long-term provisions	(19)	108,147.83	46,009.31
Long-term financial liabilities	(20)	13,039,430.82	3,660,287.43

		13,147,578.65	3,706,296.74
Current liabilities
Current provisions and accruals	(19)	1,071,314.26	340,262.47
Current financial liabilities		0.00	2,418.61
Trade payables	(21)	656,295.18	729,134.15
Other current liabilities	(22)	88,881.96	52,793.38

		1,816,491.40	1,124,608.61

Total equity and liabilities		23,645,768.06	29,019,062.50

IGENEON Krebs-Immuntherapie

Forschungs- und Entwicklungs AG
Financial Statement as of 31 December 2002, according to IAS

STATEMENT OF CHANGES IN EQUITY

As of 31 December 2002

	Nominal	Capital	Treasury	Accumulated
In EUR	Capital	Reserves	Shares	Deficit	Total	Notes

	(All amounts in EUR)
1 Jan 2001	121,121.34	2,210,738.23	0.00	(2,391,288.55)	(59,428.98)

	Ordinary	Preferred	Preferred	Capital	Treasury	Accumulated
	shares	Series A	Series B	reserves	shares	deficit	Total

Share issue	61,733.34	59,388.00	0.00	0.00	0.00	0.00	121,121.34
Capital increase	6,380.00	0.00	0.00	0.00	0.00	0.00	6,380.00
Stock option plan	0.00	0.00	0.00	0.00	(2,426.00)	0.00	(2,426.00)
Transfer of capital reserves to share capital	78.66	0.00	0.00	(78.66)	0.00	0.00	0.00	(18)
Contribution	0.00	0.00	120,000.00	29,879,999.81	0.00	0.00	29,999,999.81
Equity transaction costs, net of tax	0.00	0.00	0.00	(456,989.88)	0.00	0.00	(456,989.88)
Loss after tax	0.00	0.00	0.00	0.00	0.00	(5,299,377.80)	(5,299,377.80)

31 Dec 2001	68,192.00	59,388.00	120,000.00	31,633,669.50	(2,426.00)	(7,690,666.35)	24,188,157.15

Transfer of capital reserves to share capital	1,636,608.00	1,425,312.00	2,880,000.00	(5,883,696.00)	(58,224.00)	0.00	0.00
Loss after tax	0.00	0.00	0.00	0.00	0.00	(15,506,459.14)	(15,506,459.14)

31 Dec 2002	1,704,800.00	1,484,700.00	3,000,000.00	25,749,973.50	(60,650.00)	(23,197,125.49)	8,681,698.01

IGENEON Krebs-Immuntherapie

Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS

NOTES

A.	GENERAL INFORMATION

I.	The Company

      Igeneon Krebs-Immuntherapie Forschungs- und Entwicklungs AG is a biopharmaceutical company which focuses on the development of active and passive cancer immunotherapies designed to prevent or delay the development of metastases in cancers of epithelial origin.

      The Company was founded as a private limited company (GesmbH) on March 24, 1999 and became a joint stock corporation (AG) in 2001. It is registered in the Register of Companies maintained by the Commercial Court of Vienna under FN 181136 b. The Company’s registered office is at Brunner Strasse 69, Objekt 3, A-1230 Vienna.

II.	Accounting principles

      The financial statements as of December 31, 2002 have been prepared in accordance with International Accounting Standards (IAS) applicable to the year 2002 and taking into account the interpretations of the Standing Interpretations Committee (SIC), issued by International Accounting Standards Committee (IASC) and taken over by the International Accounting Standards Board (IASB).

      The financial statements have been prepared on a going concern basis.

      The functional and presentation currency of the Company is the Euro. Transactions in foreign currencies are initially recorded in the functional currency rate ruling at the date of transaction. Monetary assets and liabilities denominated in foreign currency are translated at the functional currency rate of exchange ruling at the balance sheet date. All differences are reflected in the income statement.

III.	Accounting policies

1.	Tangible assets

      Tangible assets are disclosed at historical cost less accumulated depreciation. Borrowing costs (interest payments) which are directly attributable to the acquisition or construction of tangible assets are not capitalised. Scheduled depreciation is calculated on each asset on a straight line basis so that the asset is written off over its estimated useful life.

      In calculating the estimated useful life, the expected economic and technical life is taken into consideration. The useful life of tangible assets is as follows:

Leasehold improvements	4.5-10 years
Laboratory appliances	4-20 years
IT equipment	4 years
Other plant and office equipment	4-10 years

      Impairment losses are recognised in accordance with IAS 36 (Impairment of Assets) where necessary to reflect any excess of carrying amounts over recoverable amounts of assets. Repairs that do not increase the expected useful life of assets are charged to current expenses.

      Depreciation of leasehold improvement is calculated over the shorter of the useful life of the asset or the term of the lease.

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

      Tangible assets acquired under finance leases as defined in IAS 17 (Leases) are capitalised at the lower of the present value of the minimum lease payments or the fair value of the lease property. Depreciation is calculated over the shorter of the useful life of the asset or the term of the lease.

2.	Intangible assets

      Intangible assets are disclosed at historical cost less accumulated amortisation. Amortisation is calculated on each asset on a straight line basis so that it is written off over its estimated useful life.

      In calculating the estimated useful life, the expected economic and technical life is taken into consideration. The useful life for intangible assets is as follows:

Software licences	2-4 years

      The useful life of new software licences has been reduced from 4 to 3 years with effect from this period except where a shorter period is provided for by the software contract.

      Impairment losses are recognised in accordance with IAS 36 (Impairment of Assets) where necessary to reflect any excess of carrying amounts over the recoverable amounts of assets.

      In accordance with IAS 38 (Intangible Assets) expenditure on research is recognised as an expense when it is incurred. An intangible asset arising from development should only be recognised under the specific conditions set out in IAS 38.45. Bearing in mind that the marketing approval by European and US drug regulatory authorities is not yet available for any product candidate, expenditure on development can not be capitalised as an intangible asset and must be recognised as an expense in the period in which it is incurred.

      Payments under licences agreements are treated as expense, unless they are linked to specific regulatory approval required for the manufacture, use and sale of a compound falling under the terms of the relevant licence.

3.	Receivables

      Receivables are recognized and carried at original invoice amount less an allowance for uncollectible accounts. An estimate for doubtful debts is made when collection of the full amount is no longer probable. Bad debts are written off when identified.

4.	Marketable securities

      Securities held as current assets (classified as available for sale) are disclosed at market value, based on stock exchange quotations as of the balance sheet date. Fluctuations in market value are reflected in the income statement and are included in the financial results.

5.	Cash & cash equivalents

      Cash and cash equivalents consist of cash in hand and deposits with banks which are highly liquid, and of short-term investments with original maturities of less than three months.

6.	Deferred income taxes

      Deferred income taxes (income or expenses) result from temporary differences between the carrying amount of an asset or liability in the balance sheet and its tax base. In accordance with IAS 12 (Income Taxes), the deferred tax assets/liabilities reflect all temporary valuation and accounting differences

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

between financial statements prepared for tax purposes and IAS financial statements. The assets/liabilities are calculated using the corporate income tax rate of 34 percent. The carrying value of deferred income tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable income will be available to allow all or part of the deferred income tax asset to be utilised.

7.	Provisions and accruals

      In accordance with IAS 37 (Provisions, Contingent Liabilities and Contingent Assets) provisions are recognised when the Company has a present obligation as a result of a past event which is likely to result in an outflow of economic resources that can be reasonably estimated.

      The provisions for severance payments and anniversary bonuses have been calculated in accordance with IAS 19 assuming an interest rate of four and six percent respectively and retirement at the age of 65 for men and 60 for women.

8.	Liabilities

      Liabilities are recorded at cost on initial recognition and subsequently at amortised cost. Foreign currency liabilities are translated at the average exchange rate on the balance sheet date.

      The revaluation of low-interest bearing loans, which until now were recorded at fair value, results from a revised interpretation of IAS 39.93. Since this change in accounting policy has no material effect on the prior periods presented, the comparative information has not been restated.

      Costs incurred in connection with financial liabilities are shown as an expense in the period.

      Finance leasing obligations arising from future lease payments are recorded at the present value of minimum lease payments.

9.	Revenue and expense recognition

      Income is recorded in the income statement when an increase in future economic benefits related to an increase in an asset or a decrease of a liability has arisen that can be measured reliably. Income from grants is recorded when the Company has a legal entitlement to payment and the grants are not required to be repaid.

      Expenses are recognised in the income statement when a decrease in future economic benefits related to a decrease in an asset or an increase of a liability has arisen that can be measured reliably.

10.	Grants

      Government grants are recognized at their fair value where there is reasonable assurance that the grant will be received and all the attaching conditions will be complied with. When the grant relates to an expense item, it is recognized as income over the years necessary to match the grant on a systematic basis to the costs that is intended to compensate. Where the grant relates to an asset, the fair value is credited to a deferred income account and is released to the income statement over the expected useful life of the relevant asset by equal annual installments.

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

B.	NOTES TO THE INCOME STATEMENT

      The income statement is presented using the cost of sales method (classification by function).

(1)	Other operating income

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Income from grants	505,176.62	727,864.07
Income from release of provisions	0.00	43,385.63
Other	35,583.69	65,237.85

Total	540,760.31	836,487.55

      Income from grants consists of grants from various public institutions (e.g. Wiener Wirtschaftsförderungsfonds, Forschungsförderungsfonds). The grants provided by these institutions are non-refundable, except in case of non-compliance with these institutions’ rules and regulations or in case of misuse of the funds.

(2)	Research and development expenses

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Research materials and purchased services	4,971,763.65	1,948,951.30
Staff costs	2,314,823.57	1,124,807.19
Other research and development expenses	858,208.71	598,228.50
Depreciation and amortisation	628,761.23	354,388.80

Total	8,773,557.16	4,026,375.79

      The research materials and purchased services include all expenses for materials and services in respect of research activities. They consist of:

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Laboratory materials	533,802.58	538,015.41
External non-clinical research & development	812,403.41	158,030.76
External clinical research & development	1,935,743.97	816,385.31
External production	1,079,929.36	436,519.82
License expenses	609,884.33	0.00

Total	4,971,763.65	1,948,951.30

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

      The other research and development expenses consist of:

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Taxes, other than taxes on income	473.02	5,805.10
Travel expenses	173,023.10	110,850.32
Legal and other consultancy expenses	299,180.96	339,368.27
Infrastructure expenses	58,958.33	59,285.35
Other expenses	326,573.30	82,919.46

Total	858,208.71	598,228.50

(3)	General and administrative expenses

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Staff costs	1,458,498.64	848,695.60
Other general and administrative expenses	4,527,660.35	1,377,365.60
Depreciation and amortisation	116,286.77	57,612.35

Total	6,102,445.76	2,283,673.55

      The other general and administrative expenses include the following:

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Taxes, other than taxes on income	111,805.76	7,528.18
Travel expenses	274,166.30	101,739.44
Legal and other consultancy expenses	3,580,440.35	941,083.86
Infrastructure expenses	331,101.14	184,525.50
Other expenses	230,146.80	142,488.62

Total	4,527,660.35	1,377,365.60

      Increase in legal and other consultancy expenses is partly due to capital market transactions, which have been prepared or completed in 2002.

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

(4)	Other operating expenses

      Other operating expenses consist of:

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Bank charges	40,842.56	26,066.45
Exchange differences	14,504.05	5,089.28
Financial expenses	66,828.13	4,196.86
Others	32.31	342.43

Total	122,207.05	35,695.02

(5)	Total operating expenses

      The total operating expenses amount to EUR 14,998,209.97 (2001: EUR 6,345,744.36). In accordance with IAS 1.83 companies which present their income statement using the classification by function should disclose in the notes as additional information the expenses classified by nature. They are as follows:

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Raw materials	4,971,763.65	1,948,951.30
Staff costs	3,773,322.21	1,973,502.79
Depreciation and amortisation expense	745,048.00	412,001.15
Others	5,508,076.11	2,011,289.12

Total	14,998,209.97	6,345,744.36

      The staff costs and depreciation and amortisation can further be sub-classified as follows:

Staff costs

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Salaries	2,946,320.91	1,554,793.36
Expenses for severance payments	59,985.47	28,673.79
Expenses for social security and payroll-related taxes	695,633.15	358,389.12
Other expenses	71,382.68	31,646.52

Total	3,773,322.21	1,973,502.79

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

      During the reporting period there were an average of 51 employees. The members of the Management Board received salaries and benefits as follows:

	Fixed	Variable

	(In EUR)
Hans Loibner	137,944.36	25,599.98
Gottfried Himmler	118,144.00	22,720.00
Eugen Stermetz	105,811.58	20,348.39

Total	361,899.94	68,668.37

      There were no expenses resulting from the stock option plan, since the strike price of the options equals the market price. Further details are given in Section E, Supplementary information.

Depreciation and amortisation

      Scheduled depreciation and amortisation is calculated on a monthly basis and amounts to:

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Tangible assets	537,416.69	402,700.59
Intangible assets	207,631.31	9,300.56

Total	745,048.00	412,001.15

      The amortisation of intangible assets includes a charge related to the change in accounting policies regarding licence agreements as described in Note (12) of EUR 195,239.73.

(6)	Financial result

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Interest and similar income	533,844.55	348,866.28
Income/expense from valuation of financial liabilities	(81,591.20)	81,591.20
Interest and similar expenses	(131,788.45)	(173,422.50)
Amortisation of discount	(1,535,000.00)	0.00
Increase in value of marketable securities	171,161.27	25,081.23

Financial result	(1,043,373.83)	282,116.21

      Interest income arises on marketable securities and on cash and cash equivalents. The revaluation of low-interest bearing loans in the amount of EUR 81,591.20, which until now were recorded at fair value, results from the revised interpretation of IAS 39.93. Interest expenses consist of interest payable on borrowings of all kinds (e.g., bank and other loans, interest on overdue payments and on finance leases). Interest costs are expensed as incurred. The amortisation of discount is due to the convertible bonds, which have been issued in this period (see Note 20).

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

(7)	Taxes on income

      This item includes income taxes payable for the current period as well as deferred taxes:

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Minimum corporate income tax (paid)	3,500.00	3,499.92
Corporate income tax paid for previous year	0.00	7,850.41
Deferred taxes (Note 14)	2,135.65	60,886.87

Total	5,635.65	72,237.20

      The reconciliation required under IAS 12 (Income Taxes) of the tax on accounting profit using the applicable tax rate (2002: EUR 5,270,279.99) with the tax expense in the income statement (2002: EUR 5,635.65) is as follows:

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Loss before tax	(15,500,823.49)	(5,227,140.60)
Tax credit at 34%	(5,270,279.99)	(1,777,277.80)
Tax expenses from previous periods	0.00	7,850.41
Minimum corporate income tax paid	3,500.00	3,499.92
Change in valuation adjustment in respect of losses for which no deferred tax provision was created	5,281,066.77	1,827,868.92
Deductible temporary differences for which no deferred tax assets have been recognized	392,981.60	0.00
Non-temporary differences	(401,632.73)	10,245.75

Tax expense per income statement	5,635.65	72,237.20

      Under the Austrian Corporate Income Tax Act a minimum amount of corporate income tax is levied even if there is a tax loss. Taxes on income and deferred income taxes have been calculated using the current corporate income tax rate of 34 percent. Taxes on income directly related to equity transaction costs are shown under capital and reserves. In accordance with IAS 12.34 tax losses of previous years and unused tax credits have not been taken into account in calculating deferred taxes on income. Accumulated tax losses amount to EUR 9,737,097.15, the tax credit due to the minimum corporate income tax of previous years amounts to EUR 4,317.49. Temporary differences arising from the discount of the convertible bonds have not been capitalised because it is not probable that in the period of reversal (i.e. in 2003) taxable profit will be available against which this temporary difference can be utilised. The change in accounting policy regarding the financial liabilities results in a tax effect of EUR 27,741.01.

(8)	Earnings per share

Basic earnings per share

      Is calculated by dividing the net income attributable to shareholders by the weighted average number of ordinary shares outstanding during the year. The number of issued ordinary shares is 1,704,800 and of preferred shares is 4,484,700. Preferred shares have been included in the calculation because they differ from common stock only with respect to liquidation preference in case of liquidation or winding up of the

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

Company. The treasury stock, which amounts to 60,650 shares, has been deducted pro rata in this calculation.

	1 Jan 2002 -	1 Jan 2001 -
	31 Dec 2002	31 Dec 2001

	(In EUR)
Loss after taxes	(15,506,459.14)	(5,299,377.80)
Weighted average number of shares outstanding	6,128,850.00	4,354,137.50

Basic earnings per share	(2.53)	(1.22)

Diluted earnings per share

      Potential ordinary shares arising from convertible bonds have not been treated as dilutive since their conversion to ordinary shares would decrease losses per share. In accordance with IAS 33.38 and IAS 33.40 the effects of anti-dilutive potential ordinary shares are ignored in calculating diluted earnings per share. Since the strike price of the stock options of the ESOP and SOP equals their market value they have no dilutive effect, either. Thus, no dilutive effects have to be considered. In the Annual General Meeting held on March 6, 2002, shareholders approved a transfer of EUR 5,941,920.00 from capital reserves to share capital so that each shareholder received a bonus issue of 24 new shares per existing share. In accordance with IAS 33.43 all periods presented have been adjusted retrospectively.

C.	NOTES TO THE CASH FLOW STATEMENT

      The cash flow statement has been prepared using the indirect method. It shows the changes in cash & cash equivalents and marketable securities resulting from the inflow and outflow of funds during the reporting period and differentiates between cash flows from operating activities, investing activities and financing activities. The fund used for the cash flow statement is cash & cash equivalents and marketable securities. Marketable securities have been included as they contain solely money market funds which are considered close substitutes to the time deposits contained in cash & cash equivalents.

(9)	Cash flow from operating activities

      Cash flow from operating activities shows the flows of funds arising from the provision and receipt of goods and services during the reporting period and includes changes in working capital.

(10)	Cash flow from investing activities

      Cash flow from investing activities shows mainly outflows of funds for the acquisition of tangible and intangible assets. This cash flow does not include the additions of assets amounting to EUR 344,272.02 which were financed through leasing agreements.

(11)	Cash flow from financing activities

      The increase/decrease in long-term financial liabilities includes primarily cash proceeds from issuing convertible bonds in the amount of EUR 6,340,000.00 and cash proceeds from a loan in the amount of EUR 1,100,000.00 and the reduction of leasing obligations in the amount of EUR 90,618.77.

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

D.	NOTES TO THE BALANCE SHEET

(12)	Tangible and intangible non-current assets

      The tangible assets comprise mainly laboratory appliances, IT equipment and other plant and office equipment. The intangible assets consist mainly of software licenses. Payments under license agreements are treated as expense, unless they are linked to specific regulatory approval required for the manufacture, use and sale of a compound falling under the terms of the relevant license. For this reason, intangible assets relating to intellectual property rights and options deriving from PDL and Novartis in the amount of EUR 195,239.73 have been written off in the reporting period.

      There are no restrictions on rights of ownership of the assets and there are no pledged assets acting as security for debts, with the exception of leased assets.

      During the reporting period the Company invested EUR 582,699.72 (2001: EUR 511,669.83) in tangible and intangible assets. Additions to tangible assets EUR 576,810.43 (2001: EUR 410,643.44) are mainly laboratory appliances (EUR 329,870.32), furniture and fixtures (EUR 57,811.36) and IT equipment (EUR 189,128.75).

      The movement of tangible and intangible assets is as follows:

		Tangible	Intangible
		assets	assets	Total

Acquisition costs	1 Jan 2002	2,255,312.63	234,466.15	2,489,778.78
Accumulated depreciation	1 Jan 2002	564,297.05	12,320.18	576,617.23

Net book value	1 Jan 2002	1,691,015.58	222,145.97	1,913,161.55

Additions		561,141.08	5,889.29	567,030.37
Disposals		(263,578.56)	0.00	(263,578.56)
Depreciation and amortisation		(537,416.69)	(207,631.31)	(745,048.00)
Net book value	31 Dec 2002	1,451,161.41	20,403.95	1,471,565.36

Accumulated depreciation	31 Dec 2002	756,337.11	20,912.57	777,249.68
Acquisition costs	31 Dec 2002	2,207,498.52	41,316.52	2,248,815.04

      The movement of tangible assets can be further detailed as follows:

		Leasehold	Laboratory	Office
		improvements	appliances	equipment	Leasing assets

Acquisition costs	1 Jan 2002	595,306.17	1,234,522.39	209,901.33	215,582.74
Acc. depreciation	1 Jan 2002	176,592.49	312,433.03	66,273.13	8,998.40

Net book value	1 Jan 2002	418,713.68	922,089.36	143,628.20	206,584.34

Additions		4,095.00	138,631.40	89,812.01	344,272.02
Government grants related to assets		(15,669.35)	0.00	0.00	0.00
Disposals		(259,805.48)	(649.08)	(3,124.00)	0.00
Depreciation		(112,551.42)	(239,859.23)	(91,283.67)	(93,722.37)

Net book value	31 Dec 2002	34,782.43	820,212.45	139,032.54	457,133.99

Acc. depreciation	31 Dec 2002	4,419.64	531,181.87	118,284.83	102,720.77
Acquisition costs	31 Dec 2002	38,932.07	1,351,394.32	257,317.37	559,854.76

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

      Government grants related to assets consist of a grant in the amount of EUR 15,669.35 for the improvements in Objekt 5, which have been made in 2001.

      The change in acquisition costs is as follows:

			Intangible
		Tangible assets	assets	Total

Acquisition costs	1 Jan 2002	2,255,312.63	234,466.15	2,489,778.78

Additions		561,141.08	5,889.29	567,030.37
Disposals		(608,955.19)	(199,038.92)	(807,994.11)

Acquisition costs	31 Dec 2002	2,207,498.52	41,316.52	2,248,815.04

      The disposals of tangible assets concern leasehold improvements as the Company moved to new business premises (see also Section E, Supplementary information).

(13)	Long-term receivables

      Long-term receivables are due after more than one year and consist mainly of deposits. No valuation adjustments in respect of these items are considered necessary.

(14)	Deferred tax assets

      Deferred tax assets as of December 31, 2002 and December 31, 2001 and their effect on the income statement are the result of the following temporary valuation and accounting differences between book values in the IAS financial statements and the relevant tax bases:

			Effect on
			income
	31 Dec 2002	31 Dec 2001	statement

	in EUR
Capitalized start-up costs	245,277.87	367,916.80	(122,638.93)
Provision for severance payments	94,374.38	43,009.45	51,364.93

Temporary differences on assets side	339,652.25	410,926.25	(71,274.00)

Fixed assets	(100,021.67)	(83,423.14)	(16,598.53)
Financial liabilities	0.00	(81,591.20)	81,591.20

Temporary differences on liabilities side	(100,021.67)	(165,014.34)	64,992.67

Basis for deferred taxes	239,630.58	245,911.91	(6,281.33)
Deferred taxes on temporary differences (34%)	81,474.40	83,610.05	(2,135.65)
Capitalized income tax benefit, directly offset against equity transaction costs (Note 18)	235,419.03	235,419.03	0.00

Net deferred tax assets	316,893.43	319,029.08	(2,135.65)

      Deferred taxes have been calculated using a corporate income tax rate of 34 percent. Deferred taxes relating to transaction costs have been deducted directly from equity. A deferred tax asset has been recognised for all deductible temporary differences except for the discount of the convertible bonds (see Note 7) as the Company expect profits once marketing approval for its product candidates is available.

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

(15)	Current receivables

      Current receivables are all due within one year.

	31 Dec 2002	31 Dec 2001

	(In EUR)
Trade receivables	27,600.00	0.00
Tax Office	170,013.65	67,773.15
Prepaid expenses	64,066.86	53,897.04
Other receivables	51,584.41	3,049.76

Total	313,264.92	124,719.95

(16)	Marketable securities

      Marketable securities consist of 81,385 shares in DB Portfolio Euro Liquidity fund and of 132 shares in DB Funds Money plus fund, which are both non-distributing money market funds, classified as available for sale.

(17)	Cash & cash equivalents

      Cash & cash equivalents are as follows:

	31 Dec 2002	31 Dec 2001

	(In EUR)
Cash in hand	722.91	0.00
Due on a daily basis	972,161.55	1,013,331.25
Time deposits	13,837,484.20	20,601,469.51

Total	14,810,368.66	21,614,800.76

      Time deposits carry a fixed interest rate have maturities of up to 3 months.

(18)	Capital and reserves

      In the Annual General Meeting held on March 6, 2002, shareholders approved a transfer of EUR 5,941,920.00 from capital reserves to share capital. As a result of this transaction each shareholder received a bonus issue of 24 new shares per existing share. The share capital comprises 6,189,500 registered no par value shares, of which 1,704,800 shares are common stock and 4,484,700 shares preferred stock.

      Past equity transaction costs are accounted for as a deduction under capital reserves, net of any related income tax benefit:

	31 Dec 2002	31 Dec 2001

	(In EUR)
Transaction costs	692,408.91	692,408.91
Deferred taxes	(235,419.03)	(235,419.03)

Total	456,989.88	456,989.88

      As of December 31, 2001 there were 2,426 treasury shares held in trust for the Company by Wolfgang Hahnkamper as part of a participation and stock option plan for Management. In the course of

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

the capital increase mentioned above, the number of treasury shares was increased by 58,224 to 60,650 shares.

      In 2001 the shareholders approved authorized conditional capital of 19,800 no par value bearer shares, the shares to be issuable within five years of registration of the authorized conditional share capital with the Commercial Court in Vienna. Subject to the approval of the Supervisory Board, the shares are to be used by the Management Board to implement an employee stock option plan in accordance with the Austrian Stock Companies Act (AktG). By a resolution of the Management Board dated November 23, 2001 and with the approval of the Supervisory Board this authorized conditional capital has become conditional capital and has been used for an employee stock option plan. As a result of the capital increase each option of this stock option plan also increases in the same proportion, i. e., from 19,800 shares to 495,000 shares.

      In the Annual General Meeting held on March 6, 2002, shareholders also approved further conditional capital of EUR 123,750 in the form of a stock option plan for the Supervisory Board and for certain advisors. See also Section E, Supplementary information.

      In the General Meeting held on October 31, 2002 the shareholders approved an authorized conditional capital of 2,476,000.00 no par value bearer shares for the purpose of conversion of the convertible bonds, issued by the Company.

(19)	Provisions and accruals

      Provisions can be classified as follows:

	1 Jan 2002	Use	Release	Addition	31 Dec 2002

	(In EUR)
Severance payments	43,009.45	0.00	0.00	59,985.47	102,994.92
Anniversary bonuses	2,999.86	0.00	0.00	2,153.05	5,152.91

Subtotal: long-term provisions	46,009.31	0.00	0.00	62,138.52	108,147.83

Supervisory Board fees	42,000.00	42,000.00	0.00	42,000.00	42,000.00
Accounts preparation	6,000.00	6,000.00	0.00	15,000.00	15,000.00
Auditing	15,000.00	15,000.00	0.00	17,000.00	17,000.00
Unconsumed vacation	95,850.53	95,850.53	0.00	276,419.89	276,419.89
Overtime	38,068.94	38,068.94	0.00	40,586.47	40,586.47
Bonuses	143,343.00	143,343.00	0.00	216,307.90	216,307.90
Unbilled services	0.00	0.00	0.00	464,000.00	464,000.00

Subtotal: current provisions and accruals	340,262.47	340,262.47	0.00	1,071,314.26	1,071,314.26

Total	386,271.78	340,262.47	0.00	1,133,452.78	1,179,462.09

Provision for severance payments

      Employees are legally entitled to receive bonus payments on termination of their employment contracts under defined circumstances or on retirement. The bonus payment depends on the duration of employment and on the salary at the time of termination or retirement. For this obligation a provision in the amount of EUR 102,994.92 has been made.

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

Provision for anniversary bonuses

      This provision is for an obligation arising under the collective bargaining agreement (Kollektivvertrag) for the chemical industry, by which the employee is entitled to receive a bonus payment after being employed for a certain number of years.

(20)	Long-term financial liabilities

      The remaining maturities of the various categories of liabilities are shown below:

		Between 1 and 5
	Under 1 year	years	Over 5 years	Total

	in EUR
Convertible bonds	0.00	7,927,643.84	0.00	7,927,643.84
Interest-bearing loans	0.00	4,401,679.74	249,164.00	4,650,843.74
Finance leasing obligations	120,105.64	337,479.52	3,358.08	460,943.24

Total	120,105.64	12,666,803.10	252,522.08	13,039,430.82

Convertible bonds

      In October 2002 the Company issued EUR 7,875,000.00 of 4% convertible bonds. The bonds have a term of 5 years and mature in October 2007. Bondholders have the right and contractual obligation to convert their bonds into shares in the Company in the event of an Initial Public Offering (IPO) or Private Placement (PP).

      The conversion of the bonds is expected for the near future, although no specific date can be set. Therefore the full discount granted to the bondholders upon issuance in the amount of EUR 1,535,000.00 was treated as an expense in 2002 (see Note 6) and the equity component of the bonds was considered to be zero.

Interest-bearing loans

Lender	In EUR	Maturity	Interest Rate

Innovationsagentur	436,037.01	30 Jun 2011	8.5%
Forschungsförderungsfonds	399,700.59	30 Sep 2005	2.0%
Forschungsförderungsfonds	465,106.14	30 Jun 2006	3.0%
Bank Austria (ERP-Investitionskredit)	2,250,000.00	1 Jul 2006	0.5%
Bank Austria (FFF-Investitionskredit)	1,100,000.00	30 Jun 2007	3-m.EURIBOR +0.6%

      On the basis of an application (SF-Finanzierungsansuchen) dated May 31, 1999, the Austrian Innovationsagentur GmbH granted the Company seed financing in the form of a loan amounting to EUR 436,037.00 for its research and development work on cancer vaccines. Project funding is provided as mezzanine capital in three tranches, which have been fully paid out. The duration of the loan is 10 years, starting on July 1, 2001, with a grace period of 3 years before repayment begins.

      For the ERP-lnvestitionskredit the FGG (Finanzierungsgarantie-Gesellschaft) provides a guarantee of 96.25 percent of the nominal amount of EUR 2,250,000.00, and the remainder is guaranteed by Bank Austria.

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

      For the FFF- Investitionskredit the FFF (Forschungsförderungsfonds) provides an interest grant of 3% p.a. of the nominal amount of EUR 1,100,000.00 and a guarantee.

Finance leasing obligations

      The leasing agreements are for unlimited periods. They can be terminated at six months’ notice except during any non-terminable period, which varies depending on the leased asset. The interest rate for leases is based on the 3 months EURIBOR rate and adjusted on a quarterly basis.

      Reconciliation between minimum lease payments at the balance sheet date and their present value is as follows:

			Between 1
	31 Dec 2002	Under 1 year	and 5 years	Over 5 years

	in EUR
Minimum lease payments	509,897.22	133,891.56	372,647.58	3,358.08
Interest under leasing agreements	(48,953.98)	(13,785.92)	(35,168.06)	0.00

Present value	460,943.24	120,105.64	337,479.52	3,358.08

      As defined in IAS 17 (Leases), minimum lease payments are the total payments to be made over the lease term that the lessee is required to make, excluding contingent rent, costs for services and taxes to be paid by and reimbursed to the lessor and any amounts guaranteed by the lessee.

(21)	Trade payables

	31 Dec 2002	31 Dec 2001

	in EUR
Domestic trade payables	416,347.75	313,965.79
Foreign trade payables	196,118.74	346,336.75
Outstanding invoices	43,828.69	68,831.61

Total	656,295.18	729,134.15

(22)	Other current liabilities

      Other current liabilities comprise liabilities in respect of staff costs (payroll taxes for December 2002).

E.	SUPPLEMENTARY INFORMATION

     Financial instruments

      As defined by IAS 32 (Financial Instruments: Disclosure and Presentation), a financial instrument is any contract that gives rise to both a financial asset of one enterprise and a financial liability or equity instrument of another enterprise. IAS 32 distinguishes between original financial instruments, such as trade receivables and payables, and derivative financial instruments, which serve as security against risks resulting from changes in currency exchange rates and interest rates. As a general rule, “regular way” purchases of financial assets are recognised using trade date accounting.

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

     Credit and default risk

      The amounts shown on the assets side represent the maximum credit risk and default risk, since no general netting agreements exist. For treatment of marketable securities, see Note III.4., Section A. The credit risk is assumed to be minimal, given the excellent credit ratings of the financial institutions involved.

     Interest rate risk

      Interest rate risk — the possibility that the value of a financial instrument will change due to movements in market rate of interest — applies mainly to receivables and liabilities with maturities of over one year. Long-term receivables consist primarily of deposits in connection with rental agreements and are of a limited amount. Long-term financial liabilities mainly consist either of loans with subsidised and therefore low interest rates or of loans subject to variable interest rates (for details see Note 20). There is therefore no material interest rate risk as defined above.

     Currency risk

      There are no significant amounts of receivables or liabilities denominated in foreign currencies. Currency risks therefore relate primarily to potential fluctuations in the corresponding prices in euro of services or materials used or consumed by the Company and the prices of which are denominated in foreign currencies.

     Market value (fair value)

      The fair value of a primary financial instrument is the amount for which it could be exchanged in an arm’s length transaction between knowledgeable, willing parties in an active market. Marketable securities in the balance sheet are shown at market values. The market value of short-term receivables and liabilities generally corresponds to their book value. The fair value of marketable securities is taken as their stock exchange value as of December 31, 2002. Long- term financial liabilities are recorded at amortised cost which is held to be their market value.

      The Company does not make use of derivative financial instruments.

     Other liabilities and risks

     Rental agreements

      A rental agreement was concluded with Novartis Pharma GmbH as of January 1, 2000 for the business premises located at Objekt 5, Brunner Strasse 59. The contract ran for five years from January 1, 2000 until December 31, 2004, and the Company was entitled to renew it for a further three years. The monthly rental was EUR 6,426.96 (plus VAT) plus monthly operating costs of EUR 1,577.56. These amounts were index-linked to the Austrian consumer price index “Verbraucherpreisindex 1996” as at January 2000. This rental agreement was terminated by mutual agreement on December 31, 2002.

      As of August 2001 a rental agreement for an unlimited period was concluded with Novartis Forschungsinstitut GmbH for business premises at Bau 41, Brunner Strasse 59 and for parking space. The monthly rental amounts to EUR 2,812.50 (plus VAT) and includes all operating costs. This rental is index-linked to the Austrian consumer price index “Verbraucherpreisindex 1996” as at January 2001.

      A rental agreement for premises (Objekt 3, Brunner Strasse 69) was concluded on February 18, 2002 with DIE EVA-Liegenschaftsverwaltungsgesellschaft mbH. The premises are being refurbished and adapted and the rental period will begin in February 2003. The rental agreement is of unlimited duration,

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

but the Company has agreed to be bound to a minimum rental period of 15 years following the handover of the premises. The Company also has an option to acquire the premises not earlier than seven but not later than ten years following the handover. The monthly rental amounts to EUR 30,758.04 (plus VAT) and is linked to the six months EURIBOR interest rate. All operating costs for the premises together with applicable VAT are to be borne and paid directly by the Company.

      For the fixed period from July 1, 2002 until December 31, 2002 a further rental contract for business premises at Bau 60, Brunner Strasse 59 and for a parking space was concluded with Novartis Forschungsinstitut GmbH. The monthly rental amounted to EUR 888.08 (plus VAT) and included all operating costs. This rental was index-linked to the Austrian consumer price index “Verbraucherpreisindex 2000” as at July 2002.

      The obligations under the rental contracts are payable as follows:

	Within	Between	Between
In EUR	1 Year	1 and 5 Years	5 and 15 Years

Bau 41	33,750.00	135,000.00	337,500.00
Objekt 3	338,338.44	1,476,385.92	3,690,964.80

     Other agreements

      On June 25, 2002 the Company entered a licence agreement with Protein Design Labs, Inc. (PDL) under an option agreement signed by the companies in 2000. The Company receives exclusive worldwide rights to develop and market humanized monoclonal antibody while PDL receives an upfront fee, milestone payments and royalties on any product sales generated by the antibody.

      The Company has also entered into several contracts with BioInvent Production AB, relating to process development and generation of a monoclonal antibody as well as to production of another monoclonal antibody.

      On September 3, 2002 the Company entered a licence agreement with Novartis Pharma AG based on a previous option agreement signed by the companies. The Company acquires exclusive worldwide rights to clinical development and exploitation of a cancer vaccine against epithelial cancers. In exchange Novartis Pharma AG receives an upfront fee, milestone payments and licensing fees on future sales.

      The Company has also entered a number of agreements entailing financial commitments for the future. Some of theses commitments are also subject to early termination clauses exercisable at the option of the Company. The commitments mainly relate to licence agreements as well as to activities conducted by third parties relating to the conduct of clinical trials and other research or to production of clinical trial substances.

      As of December 31, 2002 the remaining payments to be made under these agreements, if all milestones and other conditions are met, are estimated to be approximately as follows:

	Later Than 1 but no Later Than
Less Than 1 Year	5 years	Later Than 5 years

7,300,000.00	10,400,000.00	2,100,000.00

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

     Governing bodies of the Company and employees

      The members of the Management Board are:

•	Hans Loibner

•	Gottfried Himmler

•	Eugen Stermetz

      The members of the Supervisory Board are:

•	Helmut Eckert (chairman)

•	Jürg Meier (vice chairman)

•	Max Link

•	Hellmut Samonigg

•	Günter Frankenne

•	Nikolaus Zacherl

•	Jörg Neermann

      The members of the Supervisory Board are entitled to total fees of EUR 42,000.00 for the year 2002, provision for which has been made. There are no outstanding loans or guarantees for loans to members of the Management or Supervisory Boards.

     Management participation program

      Management incentives were first introduced in March 2001. By resolution of the Shareholders’ General Meeting of March 29, 2001 (registered with the Commercial Register at the Commercial Court of Vienna, Austria on April 20, 2001), the nominal share capital was increased to EUR 127,580 by issuing 6,380 ordinary bearer shares of no par value. In the course of the capital increase, certain management members employed at that time were offered ordinary shares with lock-up periods of up to four years. The Management Board members Gottfried Himmler and Eugen Stermetz and two other management members, Karin Schwertner and Erich Wasserbauer, subscribed for a total of 3,954 shares. A further tranche of 2,426 shares issued in the course of the capital increase was taken over by Wolfgang Hahnkamper as trustee for the Company in order to provide for stock options to Gottfried Himmler (766 options), Eugen Stermetz (766 options), Karin Schwertner (256 options) and Erich Wasserbauer (638 options) under this program.

      These options can be exercised in tranches, depending on the number of months that have passed since the transformation of the Company into a stock corporation on March 6, 2001. If the respective management contract is terminated by early termination, options not being exercisable by the respective management member until that day shall expire. In the course of a capital increase in March 2002 by converting free capital reserves into share capital (Kapitalerhöhung), the number of shares held in trust by Wolfgang Hahnkamper were increased ex leg by a factor of 25 to 60,650.

Stock Option Plan for members of the Management Board and employees (“ESOP”)

      In 2001 a stock option plan (“ESOP”) for members of the Management Board and for employees was implemented. Based on the resolution of the Shareholders’ General Meeting of August 2, 2001, the

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

Management Board and the Supervisory Board passed a resolution on approving ESOP and the conditional capital increase on November 23, 2001 and December 17, 2001 respectively.

      ESOP provides for up to 495,000 (19,800) options to be granted to the members of the Management Board and to employees, of which up to 390,000 (15,600) options may be granted to employees and up to 105,000 (4,200) options may be granted to members of the Management Board. (Figures in parentheses show the number of options prior to the increase in the Company’s nominal share capital resulting form the conversion of free capital reserves into share capital in March 2002 by a factor of 25 from EUR 247,580 to EUR 6,189,500.)

      The options will be allocated in three annual tranches. Each option entitles its holder to purchase one no par value registered share with a nominal value of EUR 1. The exercise price is EUR 10 (EUR 250). The options can be exercised one year after the Company’s IPO, provided that the holder of the option has been in the Company’s employ for at least two years. The latest possible date for the exercise of the option is the relevant exercise date in calendar 2009. The options may be exercised within the week following the Shareholders’ Annual General Meeting or within the week following the publication of interim financial statements for the second quarter of the financial year. The Management Board is entitled to determine one additional exercise period per year in exceptional circumstances. The options are not transferable, except by way of inheritance.

      In December 2001 a first tranche of 148,450 (5,938) stock options was offered to and accepted by the Company’s employees, of which 65,000 (2,600) were offered to and accepted by senior managers. A total of 105,000 (4,200) stock options were offered to and accepted by members of the Management Board (in equal shares to Gottfried Himmler and Eugen Stermetz).

      In January 2003 a second tranche of 211,550 stock options was offered to employees, of which 173,350 were offered to senior managers.

Stock option program for members of the Supervisory Board and other advisors (“SOP”)

      In 2002 a stock option program for members of the Supervisory Board and other advisors (“SOP”) was implemented. In the Shareholders’ General Meeting of March 6, 2002, a conditional capital increase was authorised for the purpose of allocating shares to members of the Supervisory Board and other qualified advisors. Based on the resolution of the General Meeting, the Management Board and the Supervisory Board approved the SOP details on April 30, 2002.

      SOP provides for up to 72,600 options for the members of the Supervisory Board and for up to 51,150 options for other advisors (123,750 options in total). Each option entitles its holder to purchase one no par value registered share with a nominal value of EUR 1. The exercise price is EUR 10. The option can be exercised one year after the Company’s IPO, provided that the holder of the option has acted as Supervisory Board member or other qualified advisor to the Company for a period of at least two years. The latest possible date for the exercise of the option is the relevant exercise date in calendar 2009. The options may be exercised within the week following the Shareholders’ Annual General Meeting or within the week following the publication of interim financial statements for the second quarter of the financial year. The Management Board is entitled to determine one additional exercise period per year in exceptional circumstances. The options are not transferable, except by the way of inheritance.

      In 2002, a total of 52,800 options were offered to and accepted by Supervisory Board members.

      Since the strike price of the stock options of the ESOP and SOP equals market price, there has been no effect on the income statement and the balance sheet.

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

     Share options

      Details of share options are as follows:

	Management
	participation
	program	ESOP	SOP

Outstanding Jan 1	60,650	0	0
Granted	0	253,450	52,800
Forfeited	0	0	0
Exercised	0	0	0
Expired	0	0	0

Outstanding Dec 31	60,650	253,450	52,800
Exercisable Dec 31	0	0	0

      The average exercise price of options is EUR 0.01 for the management participation program and EUR 10 for ESOP and SOP. The options mature in 2009 under ESOP and SOP, while the management participation program options are exercisable for an unlimited period of time.

     Segment reporting

      The Company operates in only one business area, which is research and development.

     Related parties disclosures

      A consultancy agreement concluded in October 2001 with ECOVAC GmbH, Oberwil, Switzerland, provides for an annual consultancy fee payable to ECOVAC of about EUR 180,000.00. Helmut Eckert, who is also a shareholder in the Company and a member of Igeneon’s Supervisory Board, holds 90 percent of the shares in ECOVAC GmbH.

      As with all members of the Scientific Advisory Board, the Company has entered into a consulting agreement with Hellmut Samonigg, who is also a member of the Supervisory Board. The agreement, dating from December 2002, provides for an annual minimum fee of EUR 24,000 for a minimum of 8 consulting days per year, which is in line with market prices for high- calibre clinical oncology advice.

      Günther Frankenne, a member of the Supervisory Board, has provided occasional consulting services for a daily fee of EUR 1,500, which is in line with market rates for management consulting.

      There are no other business relationships with related parties.

      These annual financial statements are drawn up on the instructions of and authorized for publication on January 28, 2005 by the Management Board.

IGENEON Krebs-Immuntherapie
Forschungs- und Entwicktungs AG
Financial Statements as of 31 December 2002, according to IAS — (Continued)

Vienna,	/s/ MANFRED RÜDIGER ------------------------------------------- Manfred Rüdiger

Vienna,	/s/ GOTTFRIED HIMMLER ------------------------------------------- Gottfried Himmler

Vienna,	/s/ EUGEN STERMETZ ------------------------------------------- Eugen Stermetz

ANNEX A

OPINION OF MORGAN KEEGAN

December 14, 2004

Board of Directors

Aphton Corporation
80 SW Eighth Street
Miami, FL 33130

Gentlemen:

      The Board of Directors of Aphton Corporation (“Aphton” or the “Company”) has requested our opinion (the “Opinion”) as to the fairness, from a financial point of view, to the Company’s shareholders of the consideration to be paid to igeneon AG (“Igeneon”) for Igeneon’s outstanding securities and the assumption of Igeneon’s outstanding debt (the “Transaction”). You have advised us that pursuant to the draft Stock Purchase Agreement (the “Stock Purchase Agreement”), the proposed Transaction would be effected via the tender of 21,500,000 shares of the Company’s common stock.

      In connection with our opinion, we have:

(1)	participated in discussions with various members of management and representatives of the Company concerning the Company’s and Igeneon’s historical, current, and projected operations, financial condition and prospects and strategic objectives;

(2)	reviewed historical financial and operating data that was furnished to us by the Company relating to its and Igeneon’s business;

(3)	reviewed internal financial analyses, financial and operating forecasts, reports and other information prepared by officers and representatives of the Company relating to its business;

(4)	reviewed certain publicly available information with respect to certain other companies in lines of business that we believe to be generally comparable to those of the Company and the trading markets for such other companies’ securities;

(5)	reviewed certain publicly available information concerning the financial terms of certain other transactions that we deemed relevant to our inquiry;

(6)	reviewed the financial terms of the draft Stock Purchase Agreement; and

(7)	undertaken such other studies, analyses and investigations, and considered such other information, as we deemed relevant.

      In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us. We have not been engaged to, and have not attempted to, independently verify any of such information and have further relied upon the assurances of management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading.

      With respect to the financial and operational forecasts made available to us by the management of the Company and used in our analysis, we have assumed that such financial and operational forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the matters covered thereby. We have not been engaged to assess the achievability of such projections or the assumptions on which they were based and express to view as to such projections or assumptions. In addition, we have not conducted a physical inspection or appraisal of any of the assets or liabilities of the Company nor have we been furnished with any such evaluation or appraisal.

A-1

      It should be noted that this opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof and does not address any matters subsequent to such date. In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the consideration to be paid by the Company in connection with the Transaction and does not address the underlying business decision to effect the Transaction or any other terms of the Transaction. We have also assumed that the conditions to the Transaction as set forth in the Stock Purchase Agreement would be satisfied, without any waiver or modification thereof, and that the Transaction would be consummated on a timely basis in the manner contemplated by the Stock Purchase Agreement. In addition, we are not expressing any opinion as to the prices at which the Company’s common stock may trade following the date of this opinion.

      We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services. In the ordinary course of our business, we may actively trade in the equity securities of the Company for our own account and the accounts of our customers and, accordingly, may at any time hold a significant long or short position in such securities.

      Our opinion is rendered to the Board of Directors of the Company in connection with its consideration of the Transaction and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote in connection with the Transaction. This letter may not be disclosed or otherwise referred to without our prior written consent in each instance, other than the Company may refer to, describe and include a copy of the Opinion in the proxy statement to be filed by the Company in connection with the special stockholders’ meeting to be called by the Company to approve (i) an increase in the capital stock of the Company and (ii) the issuance of the Company’s common stock pursuant to the Transaction (the “Proxy Statement”), or as may be required by law or a court of competent jurisdiction.

      Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the consideration to be paid in connection with the Transaction is fair, from a financial point of view, to the Company’s shareholders.

Very truly yours,

MORGAN KEEGAN & COMPANY, INC.

A-2

Annex B

Execution Copy

STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement is entered into as of December 14, 2004, among IGENEON KREBS-IMMUNTHERAPIE FORSCHUNGS- UND ENTWICKLUNGS-AG (the “Company”), the individuals or entities listed on Schedule A hereto (individually a “Seller” and collectively the “Sellers”) and APHTON CORPORATION, a corporation organized under the laws of Delaware (“Buyer”).

Preliminary Statements

     A. The Company is a biopharmaceutical company focused on the development of therapeutic vaccines and monoclonal antibodies for the treatment of cancer.

     B. Sellers collectively own all of the equity interest of the Company and all of the bonds convertible into shares of the Company, and desire to sell to Buyer, and Buyer desires to acquire, on the terms and subject to the conditions set forth in this Agreement, all of such equity interest in the Company and all of the bonds convertible into shares of the Company.

Agreement

     In consideration of the preliminary statements and the respective mutual covenants, representations and warranties contained in this Agreement, the parties agree as set forth below.

ARTICLE 1

Definitions

     In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

     “Affiliate” of a specified Person means a Person who directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with the specified Person. As used in the foregoing sentence, the term “Control” (including, with correlative meaning, the terms “Controlling,” “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     “Agreement” means this Agreement, as amended or modified, together with all exhibits and schedules referred to herein.

     “Articles of Association” means the articles of association of the Company dated February 19, 2004 as filed with the Commercial Register of the Vienna Commercial Court, FN 181136b.

     “Average Closing Price” means, as of any measurement date, the average closing price of Buyer Common Stock as quoted on Nasdaq for the five trading-day period preceding, but not including, the measurement date.

     “AWS” means Austria Wirtschaftsservice Gesellschaft mbH, a limited liability company duly organized and existing under the Laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 227076 k, with its registered office at Ungargasse 37, 1030 Vienna, Austria.

     “AWS Loan” means a guaranteed soft loan in a maximum amount of EUR 2,185,000 that AWS has agreed to guarantee pursuant to the terms and conditions set forth in that certain term sheet dated January 12, 2004, between the Company and AWS.

     “AxIx Trust” means a private trust (Arbeitnehmerförderungsstiftung) to be established under the Laws of Austria for the purpose of holding the AxIx Shares.

     “AxIx Shares” means 1,639,177 shares out of the Purchase Shares.

     “Buyer Common Stock” means the common stock, par value US$ 0.001 per share, of Buyer.

     “Buyer Material Adverse Effect” or “Buyer Material Adverse Change” means, with respect to Buyer, any effect or change that is, or could reasonably be expected to be, materially adverse to the business, assets (including intangible assets), liabilities (contingent or otherwise), financial condition, operating results, operations, or business prospects of Buyer, taken as a whole, or on the ability of Buyer to consummate timely the transactions contemplated hereby, excluding any effect or change arising from or relating to (a) general business or economic conditions, other than any such effects or changes which adversely affect Buyer to a materially greater extent than its competitors in the applicable industry in which Buyer competes, (b) conditions in the pharmaceutical industry in general and not specifically relating to Buyer’s business, other than any such effects or changes which adversely affect Buyer to a materially greater extent than its competitors in the pharmaceutical industry, (c) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, (d) financial, banking, or securities markets, (e) changes in Law or other binding directives issued by any governmental entity, (f) the announcement of this Agreement or the consummation of the transactions contemplated by this Agreement, (g) the announcement of results from clinical trials with respect to PC4, or (h) any statements by governmental or regulatory entities regarding any pending drug candidate approvals with a significant negative impact on the market price of Buyer Common Stock which does not have any material negative effect on the business, assets (including intangible assets), liabilities (contingent or otherwise), financial condition, operating results, operations, or business prospects of Buyer.

2

     “Class A-Preferred Shares” means the 1,484,700 issued and outstanding preferred shares of the Company designated “Class A Preferred Shares” under the Articles of Association of the Company.

     “Class B-Preferred Shares” means the 3,000,000 issued and outstanding preferred shares of the Company designated “Class B Preferred Shares” under the Articles of Association of the Company.

     “Company Board of Directors” means the corporate body vested with the power of representation and management of the Company (Vorstand).

     “Company Common Shares” means the 1,704,800 issued and outstanding common shares of the Company.

     “Company Due Diligence List” means the list of due diligence materials made available to Buyer by the Company as set forth on Exhibit A.

     “Company’s Adjusted Cash Balance” means (A) the Company’s Starting Cash Balance less (B) the product of: (i) EUR 375,000 and (ii) the number of weeks (it being understood that a week for purposes of this calculation shall be deemed to commence on Saturday and end on Friday) elapsed from January 1, 2005 to the Closing Date (which for purposes of the calculation of the Company’s Adjusted Cash Balance, the Closing shall be deemed to occur as of the last day of the week in which the Closing occurs) plus (x) in the case that the Company has taken the AWS Loan, the aggregate amount borrowed under such loan between the date of this Agreement and the Closing Date, plus (y) in the case that Buyer has made the Bridge Loan provided for in Section 9.4, the amount of such loan then outstanding.

     “Company’s Cash Balance” means the sum of the Company’s cash, cash equivalents and marketable securities held in the Company bank accounts or otherwise owned by the Company as of the Closing Date.

     “Company’s Starting Cash Balance” means EUR 7,500,000.

     “Company’s Total Liabilities” means the outstanding balance of the Company’s total Current Liabilities and all Long Term Financial Liabilities as reflected on the liabilities report (prepared in accordance with the Company’s Most Recent Financial Statements and IFRS) provided to the Buyer by the Company as of the Closing Date less (x) in the case that the Company has taken the AWS Loan, the aggregate amount borrowed under such loan between the date of this Agreement and the Closing Date, less (y) in the case that Buyer has made the Bridge Loan provided for in Section 9.4, the amount of such loan.

     “Company’s Starting Financial Liabilities Balance” means EUR 7,800,000.

     “Company’s Starting Total Liabilities Balance” means EUR 10,100,000.

3

     “Convertible Securities” means the (i) Convertible Bonds and (ii) Class A-Preferred Shares and Class B-Preferred Shares of the Company.

     “Convertible Bonds” means the (i) 630 Convertible Bonds with a face value of EUR 12,500 each, issued by the Company in October 2002 and (ii) 22,666,667 Convertible Bonds with a face value of EUR 1.00 each, issued by the Company in March 2004.

     “Director” means a member of the Company Board of Directors holding office at the date of execution of this Agreement.

     “Dorda Brugger Jordis” means DORDA BRUGGER JORDIS Rechtsanwälte GmbH, a limited liability company duly organized and existing under the Laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 188155 z, with its registered office at Dr Karl Lueger-Ring 10, 1010 Vienna, Austria.

     “Environmental Laws” means any Law and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

     “Escrow Agent” means J.P. Morgan Trust Company, National Association.

     “Escrow Agreement” means the escrow agreement in substantially the form of Exhibit 9.1(i), executed on the Closing Date by and among Buyer, the Sellers’ Representative, Trustee and J.P. Morgan Trust Company, National Association, as escrow agent.

     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     “EUR” means the European single currency adopted by the European Council at its meeting in Madrid on 15 and 16 December 1995.

     “FDA” means the United States Food and Drug Administration, or any successor agency.

     “Financial Liabilities” means, as to the Company, the amount of any direct or indirect indebtedness, liability or obligation of the Company or a Guaranty granted by the Company that would appear on the line items “Long Term Financial Liabilities” or “Current Portion of Long Term Financial Liabilities” of a balance sheet prepared in accordance with the procedures used by the Company to prepare the Most Recent Financial Statements and IFRS.

     “GAAP” means U.S. generally accepted accounting principles consistently applied.

4

     “Grants” means grants (Zuschusse) received by the Company, which are subject to repayment as of the date of this Agreement, from several public funding agencies in Austria, including, but not limited to, (i) Forschungsforderungsfonds fur die gewerbliche Wirtschaft, (ii) Wiener Wirtschaftsforderungsfonds and (iii) ERP-Fond, Fonds zur Forderung wissenschaftlicher Forschung.

     “Guaranty” means, as to any Person, any contract, agreement or understanding of such Person pursuant to which such Person guarantees the indebtedness, liabilities or obligations of others, directly or indirectly, in any manner, including agreements to purchase such indebtedness, liabilities or obligations, or to supply funds to or in any manner invest in others, or to otherwise assure the holder of such indebtedness, liabilities or obligations against loss.

     “Hazardous Materials” means (a) any petroleum, petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated byphenyls or (b) any chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Laws.

     “IFRS” means the accounting standards issued by the International Accounting Standards Board as in effect from time to time, consistently applied.

     “Intellectual Property” means, with respect to any Person, any or all of the following owned, used or controlled by such Person: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, renewals, continuations, continuations-in-part, revisions, extensions, Supplementary Protection Certificates (SPCs) and reexaminations thereof; (b) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith; (d) all trade secrets and confidential business information (including databases, ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (e) all computer programs and software (including data and source and object codes and related documentation); (f) all other property rights and all licenses and sublicenses granted by or to such Person that relate to any of the foregoing; and (g) all copies and tangible embodiments thereof (in whatever form or medium).

     “Knowledge” means, with respect to any representation or warranty or other statement in this Agreement qualified by the knowledge of any party, the actual knowledge of the persons specified in the following two sentences. Where reference is made to the knowledge of the Company (“Company’s Knowledge”), such reference shall be deemed to be the actual knowledge of any of the Directors of the Company. Where reference is made to the knowledge of Buyer (“Buyer’s Knowledge”), such reference shall be deemed to be the actual knowledge of the Chief Executive Officer or the Chief Financial Officer of Buyer.

5

     “Law” means any foreign or domestic law (except where Law or Laws explicitly refer to the law or laws of a specific jurisdiction), statute, ordinance, rule, regulation, order, writ, judgment or decree.

     “Liens” means any liens, claims, charges, rights, pledges, security interests, mortgages, options, title defects or other encumbrances, restrictions or limitations of any nature whatsoever.

     “Market Change” means the increase (expressed as a percentage), if any, of (i) the average closing price of the Amex Biotechnology Index during the ten trading days commencing on the date Buyer makes the first announcement regarding the results of PC4 over (ii) the average closing price of the Amex Biotechnology Index during the ten trading days preceding the announcement of the execution of this Agreement.

     “Material Adverse Effect” or “Material Adverse Change” means, with respect to the Company or any Seller, any effect or change that is, or could reasonably be expected to be, materially adverse to the business, assets (including intangible assets), liabilities (contingent or otherwise), financial condition, operating results, operations, or business prospects of such party, taken as a whole, or on the ability of such party to consummate timely the transactions contemplated hereby, excluding any effect or change arising from or relating to (a) general business or economic conditions, other than any such effects or changes which adversely affect such party to a materially greater extent than its competitors in the applicable industry in which such party competes, (b) conditions in the pharmaceutical industry in general and not specifically relating to such party’s business, other than any such effects or changes which adversely affect such party to a materially greater extent than its competitors in the pharmaceutical industry, (c) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, (d) financial, banking, or securities markets, (e) changes in Law or other binding directives issued by any governmental entity, or (f) the announcement of this Agreement or the consummation of the transactions contemplated by this Agreement.

     “Nasdaq” means The Nasdaq National Market.

     “PC4” means the randomized, double-blind placebo controlled pancreatic cancer clinical trial testing of Insegia in combination with Gemcitabine in patients with advanced pancreatic cancer.

     “PC4 Effect” means the increase (expressed as a percentage), if any, of (i) the average closing stock price of Buyer Common Stock during the ten trading days commencing on the date Buyer makes the first announcement regarding the results of PC4 over (ii) the average closing stock price of Buyer Common Stock during the ten trading days preceding the announcement of the execution of this Agreement.

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     “Positive Market Adjustment” will be deemed to occur if (A) the PC4 Effect less (B) the Market Change exceeds 20%.

     “Person” means any natural person, corporation, unincorporated organization, partnership, limited liability corporation, limited liability partnership, association, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government, or any other entity.

     “SEC” means the United States Securities and Exchange Commission, or a successor agency thereof.

     “Securities” means all of the Company Common Shares and Convertible Securities.

     “Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     “Sellers’ Representative” means 3i Deutschland Gesellschaft für Industriebeteiligungen mbH, Bockenheimer Landstrasse 55, D-60325 Frankfurt am Main, registered under HRB 26172 with the Commercial Register of the Local Court Frankfurt am Main.

     “Share Allocation Agreement” means that certain agreement among the Sellers, the Company, the Trustee and the Sellers’ Representative dated as of the date hereof relating to, inter alia, (i) the allocation of the Purchase Shares among the Sellers and (ii) the termination of shareholders agreements and similar agreements between the Sellers and the Company governing inter alia the Company’s corporate governance and the Sellers’ rights and obligations regarding the Securities.

     “Stockholders’ Rights Agreement” means the Rights Agreement, dated as of August 17, 2004, by and between the Buyer and U.S. Stock Transfer Corporation, as Rights Agent.

     “Stockholder Vote” means the affirmative vote of the majority of shares of the Buyer present in person or represented by proxy at the Stockholder Meeting entitled to vote on the Share Issuance and the Capital Increase.

     “Subsidiary” of any Person means any Person, whether or not capitalized, in which such Person owns, directly or indirectly, an equity interest of 50% or more, or any Person which may be Controlled by such Person.

     “Supervisory Board” means the corporate body supervising the management of the Company (Aufsichtsrat).

     “Tax” means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, transfer, registration, all gross receipts, sales, use, ad

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valorem, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, assets, minimum income, mandatory savings, environmental, customs, duties, real property, personal property, capital stock, social security obligations or contributions, unemployment, disability, payroll, license, employee or other withholding, or other tax or governmental charge, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; the foregoing shall include any transferee or secondary liability for a Tax and any liability assumed by agreement or arising as a result of being (or ceasing to be) a member of any affiliated group (or being included, or required to be included, in any tax return relating thereto).

     “Transaction Accrued Expenses” means those fees and expenses accrued by the Company as a result of the closing of the transactions contemplated in this Agreement as set forth on Exhibit C.

     “Transaction Cash Expenses” means those fees and expenses of the Company to be paid in connection with the transactions contemplated in this Agreement set forth on Exhibit B.

     “Trustee” means Dorda Brugger Jordis.

     “UBS” means UBS Securities LLC, and its successors and assigns.

     “US$” means currency of the United States of America.

ARTICLE 2

Purchase of Securities; Consideration

     2.1 Purchase and Sale. Subject to the terms and conditions set forth herein, on the Closing Date, each of Sellers shall sell to Buyer, and Buyer shall purchase from each of Sellers, all of such Seller’s right, title and interest in and to the Securities indicated next to such Seller’s name on Schedule 2.1. The legal country of residence of Sellers is set forth next to their respective names on Schedule A.

     2.2 Consideration. (a) In consideration of the sale, assignment, transfer and delivery of the Securities by Sellers to Buyer, Buyer will pay the purchase price of Twenty-One Million Five-Hundred Thousand (21,500,000) shares of Buyer Common Stock and a twenty-five thousand US dollars (US$25,000) (“Cash Consideration”) at Closing by delivery to (i) the Trustee, as agent for the Sellers, (A) a number of shares of Buyer Common Stock equal to 18,275,000 shares of Buyer Common Stock (the “Initial Shares”) and (B) the Cash Consideration for distribution to the Sellers following the Closing in accordance with the Share Allocation Agreement and (ii) the Escrow Agent of an amount equal to 3,225,000 shares of Buyer Common Stock (the “Escrow Shares”) to be held in escrow pursuant to the Escrow Agreement. Collectively, the Initial Shares and the Escrow Shares shall be referred to as the “Purchase Shares”.

     (b) Buyer intends to treat the acquisition of the Securities as a qualified stock purchase for U.S. federal income tax purposes and at its sole discretion Buyer may make an election under Section

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338(g) of the Internal Revenue Code with respect to its purchase of the Securities. Neither the Company nor any of the Sellers makes any representation or warranty as to the availability of such election.

     2.3 Closing.

          (a) The transfers and deliveries to be made pursuant to this Agreement (the “Closing”) shall take place at the offices of Akerman Senterfitt at SunTrust International Center, One Southeast Third Avenue, 28th Floor, Miami, Florida 33131, three (3) business days after the satisfaction of each of the conditions precedent set forth hereunder or on such other date and at such other place as may be agreed to by Buyer and the Company (the “Closing Date”). All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

          (b) At the Closing, Sellers shall deliver to Buyer (i) all of the certificates representing the Securities indicated next to such Seller’s name on Schedule 2.1, together with stock powers endorsed in blank, sufficient to convey to Buyer or its designee good and marketable title to the Securities, free and clear of any and all claims or Liens of any nature whatsoever and together with all accrued benefits and rights attaching thereto, (ii) the effective written resignations of each of the Directors, as may be requested in writing by Buyer, (iii) such other documents as may be specified, or required to satisfy the conditions set forth, in Sections 9.1 and 9.2, and (iv) such other documents and instruments as Buyer may reasonably request to accomplish the transactions contemplated hereunder.

          (c) At the Closing, Buyer shall deliver to Sellers (i) evidence that the Initial Shares to be delivered to the Trustee pursuant to Section 2.2(a)(i) have been issued and delivered to the Trustee and registered in the names of the Sellers in accordance with Schedule 2.2(a)(i) (including the registration of the AxIx Shares in the name of the AxIx Trust), (ii) evidence that the Escrow Shares to be delivered to the Escrow Agent pursuant to Section 2.2(a)(ii) have been issued and delivered to the Escrow Agent, (iii) evidence that the Cash Consideration to be delivered to the Trustee pursuant to Section 2.2(a)(i) has been delivered, (iv) such documents as may be specified, or required to satisfy the conditions set forth, in Sections 9.1 and 9.2, and (v) such other documents and instruments as the Company may reasonably request to accomplish the transactions contemplated hereunder.

     2.4 Lock-up Agreement.

          (a) Each Seller hereby agrees that it will not, and will not permit any of its principals, successors or transferees to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Purchase Shares (or any securities convertible into or exercisable or exchangeable for Purchase Shares) prior to the six month anniversary of the Closing Date (the “Restricted Period”), without the prior written consent

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of Buyer, which consent may be withheld in its sole discretion; provided, however, if requested by UBS, each Seller agrees to enter into and be a party to a lockup agreement with UBS on the same terms and conditions as the Buyer and its officers and directors in connection with a public offering, which may act to extend the Restricted Period, provided however, that in no case shall the Restricted Period exceed the nine month anniversary of the Closing Date. The restrictions contained in this Section 2.4 shall cease and be of no further force and effect immediately upon the earlier of (i) the announcement of the filing by a third party of a tender offer for an amount of shares of Buyer Common Stock that would constitute a Change in Control and (ii) a Change in Control. “Change in Control” means (x) the acquisition of ownership, directly or indirectly, beneficially or record, by any Person or group (within the meaning of the Exchange Act), of equity interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding equity interests of Buyer or (y) occupation of a majority of seats on the board of directors of Buyer by Persons who were neither (1) nominated by the board of directors of Buyer nor (2) appointed by directors so nominated.

          (b) Each Seller authorizes Buyer to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of Buyer with respect to any Purchase Shares for which a Seller is the record holder but only to the extent set forth in Section 2.4 and 2.5 and, in the case of any such Purchase Shares for which a Seller is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such Purchase Shares but only to the extent set forth in Section 2.4 and 2.5.

          (c) The restrictions set forth in subsection (a) and (b) of this Section 2.4 shall not apply with respect to the transfer of the AxIx Shares by the Trustee to the AxIx Trust; provided, however, that the Company shall make sure that the management of the AxIx Trust shall comply with the restrictions set forth in subclauses (a) and (b) with respect to the AxIx Shares held in the AxIx Trust other than up to a maximum of 200,000 AxIx Shares which may be sold or otherwise transferred to third parties in order to cover establishment and maintenance costs of the AxIx Trust.

          (d) The restrictions set forth in subsection (a) and (b) of this Section 2.4 shall not apply to the transfer of Purchase Shares from a Seller to (i) a limited partner of the respective Seller in the course of such Seller’s ordinary distribution to such limited partner, or (ii) an Affiliate of the Seller which is a company, which is primarily engaged in the venture capital business or a financial institution or (iii) an Affiliate of the Seller which is a holding company the business of which is managed by 3i Group plc London, 3i Bioscience Investment Trust plc, VCG Venture Capital Gesellschaft mbH, BdW Beteiligungsgesellschaft für die deutsche Wirtschaft mbH & Co KG, Capexit Beteiligungs Invest MF-AG, CBG Commerz Beteiligungsgesellschaft Holding mbH, gamma II Beteiligungs AG, Horizonte Technologie Fonds Österreich BV or DB Industrial Holdings Beteiligungs AG & Co KG or one of their respective Affiliates; or (iv) a private trust under Austrian law founded by a Seller or (v) an entity controlled by a Seller; provided, however, that any transferee under this subsection (d) shall agree to comply with the restrictions set forth in

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subsections (a) and (b) of this Section 2.4 and any such transfer shall be made in accordance with the Securities Act.

     2.5 Restrictive Legend. Each certificate representing the Initial Shares and Escrow Shares, other than up to 200,000 of the AxIx shares as contemplated by Section 2.4(c), shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UPON THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH SECURITIES LAWS IS AVAILABLE; PROVIDED THAT THE SECURITIES MAY BE SOLD PURSUANT TO RULE 144(k) OR REGULATION S UNDER THE SECURITIES ACT IN THE ABSENCE OF SUCH AN OPINION OF COUNSEL.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO RESTRICTION ON TRANSFER SPECIFIED IN THE STOCK PURCHASE AGREEMENT DATED AS OF DECEMBER 14, 2004 AMONG APHTON CORPORATION, IGENEON KREBS-IMMUNTHERAPIE FORSCHUNGS- UND ENTWICKLUNGS-AG AND THE SELLERS NAMED THEREIN, WHICH RESTRICTION SHALL EXPIRE NO LATER THAN [NINE-MONTH ANNIVERSARY OF THE CLOSING DATE OF THE STOCK PURCHASE AGREEMENT].”

ARTICLE 3

Representations and Warranties of Buyer

     Except as set forth in the schedules to this Article or as otherwise expressly contemplated by this Agreement, Buyer represents and warrants, on its behalf and on behalf of its Subsidiaries, that the representations and warranties set forth in the first sentence of Section 3.1 and in Section 3.8 are true and correct as of the date hereof and that all other representations and warranties set forth in this Article 3 are true and correct as of the date hereof, except for such failure to be true and correct as would not result, individually or in the aggregate, in a Buyer Material Adverse Effect.

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     3.1 Organization. Buyer has been duly organized and is validly existing and in good standing under the Laws of the State of Delaware. Each of Buyer’s Subsidiaries has been duly organized and is validly existing and in good standing under the Laws of the jurisdiction in which it was organized. Each of Buyer and its Subsidiaries is duly qualified or licensed to do business, and is in good standing, in each of the jurisdictions where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary. Each of Buyer and its Subsidiaries has all requisite right, power and authority to (a) own or lease and operate its properties and (b) conduct its business as presently conducted.

     3.2 Authorization; Enforceability. Buyer has all requisite right, power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite corporate action, other than the Stockholder Vote. This Agreement and all other documents to be executed and delivered by Buyer pursuant to this Agreement have been and will be duly executed and delivered and constitute or, upon execution, will constitute, the valid and binding obligations of Buyer, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other Laws affecting the enforcement of creditors’ rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.3 No Violation or Conflict. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby: (a) do not and will not violate or conflict with any provision of Law or any provision of the certificate of incorporation or bylaws or other organizational documents of Buyer or any of its Subsidiaries; (b) will not trigger any rights or other actions under the Stockholders’ Rights Agreement; and (c) do not and will not, with or without the passage of time or the giving of notice, violate, conflict with, result in the breach of, or constitute a default, cause the acceleration of performance or require any consent under, or result in the creation of any Lien upon any property or assets of Buyer or any of its Subsidiaries pursuant to any instrument or agreement to which Buyer or any of its Subsidiaries is a party or by which Buyer or any of its Subsidiaries or its respective properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing, each of which instruments or agreements is listed on Schedule 3.3.

     3.4 Validity of Purchase Shares; Listing. When issued and delivered in accordance with this Agreement, the Purchase Shares to be delivered under this Agreement shall (a) be duly and validly authorized, issued and outstanding, (b) be fully paid and non-assessable, (c) be free and clear of any Liens, including claims or rights under any voting trust agreements, shareholder agreements or other agreements (other than as contemplated by Sections 2.4 and 2.5, the AxIx Trust and the Escrow Agreement), (d) be listed for trading on Nasdaq and (e) not have been issued in violation of the preemptive rights of any Person.

     3.5 Consent of Governmental Authorities. Except as set forth on Schedule 3.5, no consent, approval or authorization of, or registration, qualification or filing with any domestic or

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foreign federal, state or local governmental or regulatory authority, or any other Person, is required to be made by Buyer or any of its Subsidiaries in connection with the execution, delivery or performance of this Agreement by each of Buyer and its Subsidiaries or the consummation by each of Buyer and its Subsidiaries of the transactions contemplated hereby.

     3.6 Brokers. Except as set forth on Schedule 3.6, neither Buyer nor any of its Subsidiaries has employed any financial advisor, broker or finder and none of them have incurred and none of them will incur any broker’s, finder’s, investment banking or similar fees, commissions or expenses, in connection with the transactions contemplated by this Agreement.

     3.7 Organizational Documents and Corporate Records. A true and complete copy of (a) the charter and other organizational documents, in each case as amended to the date of this Agreement, of Buyer, and, to the extent that this Agreement has been assigned to a Subsidiary of the Company in accordance with Section 11.3, the organizational documents of such Subsidiary, (b) all other corporate documents of each of Buyer and its Subsidiaries, and (c) the minutes of meetings of the board of directors of Buyer have been previously made available to the Company. The minutes of the Buyer, to the extent they were recorded, contain complete and accurate records of all meetings and other corporate actions of the board of directors and committees thereof of Buyer from January 1, 2004 to the date hereof. Other than the Stockholder Vote, all matters requiring the authorization or approval of the board of directors, a committee of the board of directors, or the shareholders of Buyer have been duly and validly authorized and approved by them since January 1, 2004 and, to the Buyer’s Knowledge prior to January 1, 2004.

     3.8 Capitalization.

          (a) The authorized shares of Buyer consist of (i) 60,000,000 shares of Buyer Common Stock and (ii) 4,000,000 shares of Preferred Stock, par value US$0.001 per share (“Buyer Preferred Stock”). At the close of business on December 10, 2004: (i) 37,796,726 shares of Buyer Common Stock were outstanding, all of which were validly issued, fully paid and nonassessable; (ii) options and warrants to acquire 5,986,240 shares of Buyer Common Stock were issued and outstanding; and (iii) no shares of Buyer Preferred Stock were issued and outstanding. There were no shares of Buyer Common Stock held, directly or indirectly, by the Buyer or its Subsidiaries. Except as set forth Schedule 3.8 or as set forth above, at the close of business on December 10, 2004, no shares or other voting securities of Buyer were issued, reserved for issuance or outstanding. Except as set forth on Schedule 3.8(a) or as set forth above, as of the date of this Agreement, there are not any bonds, debentures, notes or other indebtedness of Buyer having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the shareholders of Buyer may vote (“Voting Company Debt”).

          (b) Except as set forth on Schedule 3.8(b), as of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, contracts, arrangements or undertakings of any kind to which Buyer is a party or by which it is bound (i) obligating Buyer to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or

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exchangeable into any capital stock of or other equity interest in, Buyer or any Voting Company Debt, (ii) obligating Buyer to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, contract, arrangement or undertaking or (iii) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights accruing to the shareholders of Buyer. As of the date of this Agreement, there are not any outstanding contractual obligations of Buyer to repurchase, redeem or otherwise acquire any shares of capital stock of Buyer.

     3.9. SEC Documents; Undisclosed Liabilities.

          (a) Buyer has filed all required reports, schedules, forms, statements and other documents with the SEC since December 31, 2002 (the “Buyer SEC documents”). As of its date, each Buyer SEC Document complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Buyer SEC Documents, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated thereunder or necessary in order to make the statements therein (other than in the case of registration statements of Buyer filed under the Securities Act, in light of the circumstances under which they were made) not misleading, except to the extent that such Buyer SEC Document has been modified or superseded by a later filed Buyer SEC Document prior to the date hereof.

          (b) The financial statements of Buyer and its Subsidiaries included in Buyer’s (i) annual reports on Form 10-K for the fiscal years ended December 31, 2003 and December 31, 2002 and (ii) quarterly reports on Form 10-Q for the quarterly periods ended September 30, 2004, June 30, 2004 and March 31, 2004, (A) complied at the time they were filed as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (B) have been prepared in accordance with the books of account and records of Buyer, (C) have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and (D) fairly presented in all material respects the consolidated financial position of Buyer as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments), in each case except to the extent that such financial statements have been restated, modified or supplemented by later filed financial statements prior to the date hereof.

          (c) Except as set forth in Schedule 3.9(c) or for liabilities incurred in the ordinary course of business since the date of the most recent balance sheet included in the Filed Buyer SEC Documents, Buyer has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of Buyer or the notes thereto which, individually or in the aggregate, would have a Buyer Material Adverse Effect which are not reflected on the most recent balance sheet included in the Filed Buyer SEC Documents.

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     3.10 Compliance with Laws. Except as set forth in Schedule 3.10 or in Buyer SEC Documents filed and publicly available prior to the date of this Agreement (the “Filed Buyer SEC Documents”), to Buyer’s Knowledge, each of Buyer and its Subsidiaries is in compliance with all Laws and other legal requirements applicable to it or its properties, including without limitation those relating to (a) the development, testing, manufacture, packaging, labeling, distribution, consumer protection and marketing of products or the provision of services, (b) employment, safety and health and (c) building, zoning and land use. Since January 1, 2002, neither Buyer nor its Subsidiaries has received notification from any governmental or regulatory authority asserting that it is not in compliance with or has violated any of the Laws which such governmental or regulatory authority enforces, or threatening to revoke any authorization, consent, approval, franchise, license, or permit, and neither Buyer nor its Subsidiaries is subject to any agreement or consent decree with any governmental or regulatory authority arising out of previously asserted violations.

     3.11 Legal Proceedings. Except as set forth on Schedule 3.11 or in the Filed Buyer SEC Documents, (a) neither Buyer nor its Subsidiaries are parties to any pending or, to Buyer’s Knowledge threatened, legal, administrative or other proceeding, arbitration, mediation, out-of-court settlement negotiation or, to Buyer’s Knowledge, investigation, and (b) no Person who is or was a director or officer of Buyer or its Subsidiaries is a party to any pending, or to Buyer’s Knowledge threatened, legal, administrative or other proceeding, arbitration, mediation, out-of-court settlement negotiation or to Buyer’s Knowledge investigation in their capacity as directors or officers of Buyer or its Subsidiaries. Except as set forth on Schedule 3.11 or the Filed Buyer SEC Documents, neither Buyer nor its Subsidiaries is subject to any order, writ, injunction, decree or other judgment of any court or governmental or regulatory authority.

     3.12 Absence of Material Adverse Effects. Except as disclosed in Schedule 3.12 or the Filed Buyer SEC Documents, since December 31, 2003, each of Buyer and its Subsidiaries has conducted its businesses only in the ordinary and usual course and in a manner consistent with past practices and, since such date: (a) there has been no Buyer Material Adverse Effect; and (b) neither Buyer nor its Subsidiaries has engaged or agreed to engage in any of the actions described in Section 6.1(d) unless consented by the Company in writing.

     3.13 Intellectual Property.

          (a) Except as set forth on Schedule 3.13(a), to Buyer’s Knowledge, each of Buyer and its Subsidiaries owns or possesses adequate licenses or other legal rights to use all Intellectual Property material to the conduct of Buyer’s and its Subsidiaries’ business as presently conducted. Except as set forth on Schedule 3.13(a), the registered Intellectual Property of Buyer and its Subsidiaries which is material to the conduct of the Buyer’s and its Subsidiaries’ business, as a whole, is properly registered and is in full force and effect as of the date hereof.

          (b) Except as set forth on Schedule 3.13(b) or as disclosed in the Filed Buyer SEC Documents, the Intellectual Property that is owned by Buyer and its Subsidiaries and is material to the business of the Buyer and its Subsidiaries as presently conducted is free and clear of all Liens,

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and no royalties, honorariums or fees are or, to the Buyer’s Knowledge, will be payable by Buyer or any of its Subsidiaries by reason of the ownership or use of such Intellectual Property. Except as disclosed in the Filed Buyer SEC Documents since January 1, 2002, no claims have been made or threatened (i) asserting the invalidity, abuse, misuse, or unenforceability, or seeking the cancellation, of any Intellectual Property owned by Buyer or its Subsidiaries that is material to the conduct of the business of Buyer and its Subsidiaries, as a whole, as presently conducted or (ii) asserting that the conduct of Buyer’s or its Subsidiaries’ business as presently conducted infringes or violates the Intellectual Property rights of any other Person. Except as disclosed in the Filed Buyer SEC Documents, to Buyer’s Knowledge, there are no infringements, violations, misuse or misappropriations of any material Intellectual Property owned by Buyer or its Subsidiaries. To Buyer’s Knowledge, the conduct of Buyer’s and its Subsidiaries’ business, as a whole, as presently conducted does not infringe the Intellectual Property rights of any other Person. The consummation of the transactions contemplated hereby will not alter or impair any of the Intellectual Property that is material to the conduct of Buyer’s and its Subsidiaries’ business as presently conducted. Except as set forth on Schedule 3.13(b) or disclosed in the Filed Buyer SEC Documents, no interest in any of Buyer’s or its Subsidiaries’ Intellectual Property rights material to the conduct of Buyer’s and its Subsidiaries’ business, as a whole, as presently conducted has been assigned, transferred, licensed or sublicensed by Buyer or its Subsidiaries to third parties. To the Buyer’s Knowledge, there is no basis for believing that any of the Intellectual Property that is material to the business of the Buyer and its Subsidiaries, as a whole, is invalid or unenforceable. The Buyer has taken commercially reasonable steps to maintain and protect the Intellectual Property of Buyer and Subsidiaries that is material to their business, taken as a whole, including, but not limited to, trade secrets and other proprietary know-how.

     3.14 Governmental Authorizations. Each of the statements in this Section 3.14 are qualified by reference to the Filed Buyer SEC Documents. Except as set forth on Schedule 3.14, each of Buyer and its Subsidiaries has all material authorizations, consents, approvals, franchises, licenses and permits (“Permits”) required under applicable Law for the ownership of Buyer’s and its Subsidiary’s properties and operation of their businesses as presently operated and as are reasonably expected to be operated in the future. No suspension, nonrenewal or cancellation of any such Permits is pending or, to the Buyer’s Knowledge threatened, and there is no reasonable basis therefor. Neither Buyer nor its Subsidiaries is in conflict with, or in default or violation of any such Permits.

     3.15 Related Parties. Each of the statements in this Section 3.15 are qualified by reference to the Filed Buyer SEC Documents. No director or executive officer of Buyer or its Subsidiaries owns, directly or indirectly, any significant interest in, or is a director, officer, employee, consultant or agent of, any Person that is a competitor of either Buyer or its Subsidiaries. No director or executive officer of either Buyer or its Subsidiaries (a) owns, directly or indirectly, in whole or in part, any property, asset or right, real, personal or mixed, tangible or intangible that is material to the business, financial condition, prospects or results of operations of either Buyer or its Subsidiaries; (b) has an interest in or is, directly or indirectly, a party to any material contract of either Buyer or its Subsidiaries, except for employment, consulting or other personal service agreements; or (c) has, since January 1, 2002, received, directly or indirectly, from

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either Buyer or its Subsidiaries any extension of credit, or maintenance or renewal of an extension of credit, in the form of a personal loan which is outstanding as of the date hereof.

     3.16 Insurance. Each of the statements in this Section 3.16 are qualified by reference to the Filed Buyer SEC Documents. Buyer’s insurance policies, other than those relating to director and officer liability, providing third-party insurance coverage to Buyer are sufficient for the compliance by each of Buyer and its Subsidiaries with all material requirements of Law, all material contracts of Buyer and its Subsidiaries and the material conduct of its business. Since June 30, 2004, Buyer has maintained policies of director and officer liability insurance in such amounts as are customary for companies comparable to the Buyer. All of such policies referred to in the preceding two sentences are in full force and effect and are valid and enforceable in accordance with their terms, and since January 1, 2002, each of Buyer and its Subsidiaries has complied with all terms and conditions of such policies, including the payment of premium payments. Since January 1, 2002, none of the insurance carriers has indicated to Buyer or its Subsidiaries an intention to cancel or not renew any such policy. Neither Buyer nor its Subsidiaries has any material claim pending or anticipated against any of the insurance carriers under any of such policies, and to Buyer’s Knowledge, since January 1, 2002, there has been no actual or alleged occurrence of any kind which may give rise to any such claim.

     3.17 Clinical Trials.

          (a) To the Buyer’s Knowledge, the Filed SEC Documents and the diligence documents delivered to the Company collectively, include all material information concerning any and all results of its on-going clinical trials for pancreatic cancer and gastric cancer.

          (b) Except as previously disclosed to the Company or the Company’s due diligence team:

               (i) During the past five years, Buyer has not received any notice or other communication from any drug regulatory agency or any other governmental entity in any domestic or foreign jurisdiction alleging any violation of any Law by Buyer applicable to any Buyer drug candidate. Since January 1, 2002, no governmental entity or regulatory authority has served any notice, warning letter, regulatory letter, or any other similar communication on Buyer stating that its development of any drug candidate was or is in violation of any Law, clearance, approval, permission, authorization, consent, exemption, guidance or guideline, or were or are the subject of any material pending, or to Buyer’s Knowledge threatened administrative agency or governmental entity investigation, proceeding, review or inquiry.

               (ii) To the extent that Buyer has received copies of any reports of inspection observations or other correspondence from any governmental entity since January 1, 2002 related to testing facilities where drug candidates of Buyer are being developed and tested, Buyer has made available such reports or correspondence to the Company prior to the date hereof.

               (iii) To the extent mandatorily required for the purpose of obtaining data to be submitted to government authorities to obtain marketing approval, all preclinical and clinical trials

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and bioequivalence studies conducted, supervised or monitored by Buyer have been conducted in compliance with all applicable federal, state, and local Laws, and the regulations and requirements of any applicable governmental entity, good clinical practice, good manufacturing practice and good laboratory practice requirements. Since January 1, 2002, Buyer has consistently obtained and maintained any necessary Institutional Review Board (“IRB”) approvals of clinical trials or modifications thereto, conducted, supervised or monitored by Buyer. In no clinical trial conducted, supervised or monitored by Buyer in the past three years has IRB approval been suspended, terminated, put on clinical hold or voluntarily withdrawn because of deficiencies attributed to Buyer.

               (iv) Buyer has made available to the Company all pre-clinical and clinical studies and trials and bioequivalence studies referenced in Buyer’s investigational new drug applications as of the date hereof, specifying related reference listed drugs, and patent certifications, filed with the FDA, or any similar applications in any domestic or foreign jurisdiction, as amended from time to time, together with the dates and brief descriptions of such studies, previously or currently undertaken or sponsored by (A) Buyer, (B) to Buyer’s Knowledge, its licensors and their respective affiliates and (C) to Buyer’s Knowledge, any third-party investigator and such third-party’s licensors. Buyer has made available to the Company true, complete and accurate copies of all material data and reports with respect to such studies and trials, and all other material information regarding the efficacy and safety of Buyer drug candidates. Buyer has made available to the Company all material correspondence between Buyer and the FDA and other governmental entity regarding Buyer drug candidates, and, to the extent provided to Buyer, between the FDA and other governmental entities relating thereto.

               (v) To Buyer’s Knowledge, as of the date hereof there are no safety, efficacy, regulatory, legal or other issues that could reasonably be expected to have a material adverse effect on the FDA’s or any other governmental entity’s approval of existing drug candidates.

               (vi) Since January 1, 2002, Buyer has not, unless corrected in a subsequent statement, act or disclosure made prior to the date hereof, made in writing or, to Buyer’s Knowledge, has any Director or employee of Buyer made verbally, an untrue statement of a material fact or fraudulent statement to the FDA or any other governmental entity, failed to disclose a material fact required to be disclosed to the FDA or any other governmental entity, or committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made, would reasonably be expected to violate any governmental policy respecting fraud, untrue statements of material fact, bribery, and illegal gratuities, or any similar policy or Law.

               (vii) There is no agreement (non-compete or otherwise), judgment, injunction, order or decree binding upon Buyer that has or to Buyer’s Knowledge, reasonably could be expected to have, the effect of prohibiting or materially impairing any clinical trials relating to Buyer drug candidates (except for customary field of use limitations in licenses) that do not prohibit or materially impair the conduct of clinical trials or the conduct by Buyer of its business as currently conducted.

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               (viii) To Buyer’s Knowledge, there have been no severe adverse events in any clinical trials conducted by or on behalf of Buyer of such a nature that would be required to be reported to any applicable regulatory authority that have not been so reported to such authority.

               (ix) Since January 1, 2002, the Buyer has not received or been subject to any FDA Form 483’s relating to the Buyer’s drug candidates.

ARTICLE 4

Representations and Warranties of the Company

     Except as set forth in the schedules to this Article or as otherwise expressly contemplated by this Agreement, the Company represents and warrants that the representations and warranties set forth in the first sentence of Section 4.1 and in Section 4.7 are true and correct as of the date hereof and that all other representations and warranties set forth in this Article 4 are true and correct as of the date hereof, except for such failure to be true and correct as would not result, individually or in the aggregate, in a Material Adverse Effect on the Company.

     4.1 Organization. The Company has been duly organized and is validly existing under the Laws of the jurisdiction of its incorporation or organization, as the case may be. The Company is duly qualified or licensed to do business, and is in good standing, in each of the jurisdictions where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary. The Company has all requisite right, power and authority to (a) own or lease and operate its properties and (b) conduct its business as presently conducted. The Company has no Subsidiaries.

     4.2 Authorization; Enforceability. The Company has all requisite right, power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action. This Agreement and all other documents to be executed and delivered by the Company pursuant to this Agreement have been and will be duly executed and delivered and constitute or, upon execution, will constitute, the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other Laws affecting the enforcement of creditors’ rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.3 No Violation or Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby: (a) do not and will not violate or conflict with any provision of Law or any provision of the Company’s organizational documents; and (b) do not and will not, with or without the passage of time or the giving of notice, violate, conflict with, result in the breach of, or constitute a default, cause the

19

acceleration of performance or require any consent under, or result in the creation of any Lien upon any property or assets of the Company pursuant to any instrument or agreement to which the Company is a party or by which any of its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing, each of which instruments or agreements is listed on Schedule 4.3.

     4.4 Consent of Governmental Authorities. Except as set forth on Schedule 4.4, no consent, approval or authorization of, or registration, qualification or filing with any domestic or foreign federal, state or local governmental or regulatory authority, or any other Person, is required to be made by the Company in connection with the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby.

     4.5 Brokers. (a) Except as set forth on Schedule 4.5 or Schedule 4.11, (i) neither the Company nor (ii) any Seller, to the extent that such fees, commissions or expenses are payable by the Company, has (1) employed any financial advisor, broker or finder nor (2) incurred, agreed to incur or agreed to be obligated to pay, and none of them will incur any broker’s, finder’s, investment banking or similar fees, commissions or expenses and (b) except as set forth on Schedule 4.11 no Person has a claim, whether acknowledged or not, against the Company for fees, commissions or expenses in connection with the transactions contemplated by this Agreement.

     4.6 Organizational Documents and Corporate Records. A true and complete copy of (a) the Articles of Association and other organizational documents of the Company, as amended, (b) all other corporate organizational documents of the Company, and (c) the minutes of meetings of the Company Board of Directors and the Supervisory Board have been previously made available to Buyer. Such minutes, to the extent they were recorded, contain complete and accurate records of all meetings and other corporate actions of the Company Board of Directors, the Supervisory Board and committees of the Supervisory Board from the date of its incorporation to the date hereof. All matters requiring the authorization or approval of the Company Board of Directors, a committee of the Company Board of Directors, the Supervisory Board, or the shareholders of the Company have been duly and validly authorized and approved by them.

     4.7 Capitalization. At the close of business on December 10, 2004: (i) (A) 1,704,800 Company Common Shares, (B) 1,484,700 Class A-Preferred Shares and (C) 3,000,000 Class B-Preferred Shares were outstanding, all of which were validly issued, fully paid and non-assessable; (ii) options to acquire up to 618,750 Company Common Shares pursuant to the Company’s employee stock option plan (“ESOP”) and the Company’s stock option program for members of the Supervisory Board and the scientific advisory board (“SOP”) were issued and outstanding; (iii) 630 Convertible Bonds with a face value of EUR 12,500 each, issued by the Company in October 2002 were outstanding; (iv) 22,666,667 Convertible Bonds with a face value of EUR 1.00 each, issued by the Company in March 2004 were outstanding; and (v) the Company has as set out in the Articles of Association, (X) a registered authorized capital (genehmigtes Kapital) in the amount of up to EUR 3,094,750 for the issuance of up to 3,094,750 new shares, each with a par value of EUR 1.00, and (Y) a registered contingent capital (bedingtes Kapital) in the aggregate amount of up to

20

EUR 3,094,750 consisting of up to 3,094,750 new shares, each with a par value of EUR 1.00. The Securities represent 100% of all of the equity interests in the Company. Except as set forth above or on Schedule 4.7, at the close of business on December 10, 2004, no shares or other voting securities of Company were issued, reserved for issuance or outstanding. Except as set forth above, or on Schedule 4.7, there are not any bonds, debentures, notes or other indebtedness of Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the shareholders of Company may vote (“Voting Company Debt”). Except as set forth above or on Schedule 4.7, as of the date of this Agreement, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, contracts, arrangements or undertakings of any kind to which Company is a party or by which it is bound (i) obligating Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Company or any Voting Company Debt, or (ii) obligating Company to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, contract, arrangement or undertaking (“Options”) and as of the Closing, there will be no Options outstanding other than those purchased by the Buyer hereunder. As of the date of this Agreement, there are not any outstanding contractual obligations of Company to repurchase, redeem or otherwise acquire any shares of capital stock of Company.

     4.8 Financial Statements. The Company has previously delivered to Buyer a true and complete copy of the: (i) audited balance sheet of the Company and the profit and loss statement of the Company as of and for the period beginning January 1, 2004 and ended September 30, 2004, including any related notes which balance sheet has been signed by the Board of Directors in accordance with the Laws of Austria (collectively, the “Most Recent Financial Statements”) and (ii) balance sheets of the Company as of December 31, 2003, 2002 and 2001, and the profit and loss statement as of December 31, 2003, 2002 and 2001, including any related notes and the supplement thereto, certified by the Company’s independent certified public accountants pursuant to their audit of the financial records of the Company (collectively, the “Financial Statements”). The Most Recent Financial Statements and the Financial Statements: (a) have been prepared in accordance with the books of account and records of the Company; (b) fairly present, and are true, correct and complete statements of the financial condition of the Company and the results of its operations at the dates and for the periods specified in those statements; and (c) have been prepared in accordance with IFRS, consistently applied with prior periods.

     4.9 Absence of Undisclosed Liabilities. Except as set forth in Schedule 4.9 or the Most Recent Financial Statements and except for liabilities incurred in the ordinary course of business since the date of the most recent balance sheet included in the Most Recent Financial Statements, the Company has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by IFRS to be set forth on a consolidated balance sheet of the Company or the notes thereto which, individually or in the aggregate, would have a Material Adverse Effect on the Company.

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     4.10 Compliance with Laws. To the Company’s Knowledge, the Company is in compliance with all Laws and other legal requirements applicable to it or its properties, including without limitation those relating to (a) the development, testing, manufacture, packaging, labeling, distribution, consumer protection and marketing of products or the provision of services, (b) employment, safety and health and (c) building, zoning and land use. Since January 1, 2002, the Company has not received notification from any governmental or regulatory authority asserting that it is not in compliance with or has violated any of the Laws which such governmental or regulatory authority enforces, or threatening to revoke any authorization, consent, approval, franchise, license, or permit, and the Company is not subject to any agreement or consent decree with any governmental or regulatory authority arising out of previously asserted violations.

     4.11 Legal Proceedings. Except as set forth on Schedule 4.11, (a) the Company is not a party to any pending or, to the Company’s Knowledge threatened, legal, administrative or other proceeding, arbitration, mediation, out-of-court settlement negotiation or to the Company’s Knowledge investigation, and (b) no Person who is or was a Director of the Company is a party to any pending, or to the Company’s Knowledge threatened, legal, administrative or other proceeding, arbitration, mediation, out-of-court settlement negotiation or to the Company’s Knowledge investigation in their capacity as Directors of the Company. Except as set forth in Schedule 4.11, the Company is not subject to any order, writ, injunction, or other judgment of any court or governmental or regulatory authority.

     4.12 Absence of Material Adverse Effects. Except as disclosed in Schedule 4.12, since September 30, 2004, the Company has conducted its businesses only in the ordinary and usual course and in a manner consistent with past practices and, since such date: (a) there has been no Material Adverse Effect; and (b) except as set forth on Schedule 4.12, the Company has not agreed to engage in any of the actions described in Sections 6.1(b)(i), (ii), (xiv) and (xv) unless consented by Buyer in writing.

     4.13 Title to and Condition of Personal Property.

          (a) Except as set forth on Schedule 4.13(a), the Company has good and marketable title or leasehold interest to each item of equipment and other personal property, included as an asset in the Most Recent Financial Statements (except assets sold or otherwise disposed of since September 30, 2004 in the ordinary course of business consistent with past practices to Persons other than any Affiliates of the Company), free and clear of all Liens.

          (b) Except as set forth on Schedule 4.13(b), all of the buildings, structures, appurtenances, leasehold improvements, equipment, machinery, rolling stock and other tangible property owned or leased by the Company are: (i) in reasonable operating condition and repair, ordinary wear and tear excepted, (ii) not in need of substantial maintenance or repairs (except for ordinary or routine maintenance or repairs) and (iii) adequate and sufficient for the continuing conduct of the business of the Company as now conducted.

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          (c) This Section 4.13 does not relate to real property or interests in real property, such items being the subject of Section 4.15, or to Intellectual Property of the Company, such items being the subject of Section 4.14.

     4.14 Intellectual Property.

          (a) Except as set forth in Schedule 4.14(a), to Company’s Knowledge, the Company owns or possesses adequate licenses or other legal rights to use all Intellectual Property material to the conduct of the Company’s business as presently conducted. Except as set forth in Schedule 4.14(a), the Company’s registered Intellectual Property which is material to the conduct of the Company’s business is properly registered and is in full force and effect as of the date hereof.

          (b) Except as set forth in Schedule 4.14(b), the Intellectual Property that is owned by the Company and is material to the business of the Company as presently conducted is free and clear of all Liens, and no royalties, honorariums or fees are or, to the Company’s Knowledge, will be payable by the Company by reason of the ownership or use of such Intellectual Property. Since January 1, 2002, no claims have been made or threatened (i) asserting the invalidity, abuse, misuse, or unenforceability, or seeking the cancellation, of any Intellectual Property owned by the Company that is material to the conduct of the business of the Company as presently conducted or (ii) asserting that the conduct of the Company’s business as presently conducted infringes or violates the Intellectual Property rights of any other Person. To the Company’s Knowledge, there are no infringements, violations, misuse or misappropriations of any material Intellectual Property owned by the Company. To the Company’s Knowledge, the conduct of the Company’s business as presently conducted does not infringe the Intellectual Property rights of any other Person. The consummation of the transactions contemplated hereby will not alter or impair any of the Intellectual Property that is material to the conduct of the Company’s business as presently conducted. Except as set forth in Schedule 4.14(b), no interest in any of the Company’s Intellectual Property rights material to the conduct of the Company’s business as presently conducted has been assigned, transferred, licensed or sublicensed by the Company to third parties. To the Company’s Knowledge, there is no basis for believing that any of the Company’s Intellectual Property, that is material to the business of the Company, is invalid or unenforceable. The Company has taken commercially reasonable steps to maintain and protect the Company’s Intellectual Property, that is material to the business of the Company, including, but not limited to, trade secrets and other proprietary know-how.

     4.15 Real Property.

          (a) The Company does not own any real property.

          (b) Schedule 4.15 sets forth the street address of each parcel of real property leased by the Company (the “Leased Property”). The Company has previously made available to Buyer true and complete copies of all of the lease agreements, as amended to date (the “Leases”) relating to the Leased Property. The Company enjoys peaceful and undisturbed possession of the Leased Property. No Person other than the Company has any right to use or occupy any part of the Leased Property.

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          (c) All material construction and improvements made on the Leased Property are, to the Company’s Knowledge, structurally sound, in a state of good maintenance and repair and in a condition adequate and suitable for the effective conduct therein of the business conducted by the Company and are in compliance with any applicable national, provincial or municipal construction or zoning regulation.

     4.16 Governmental Authorizations. The Company has all material Permits required under applicable Law for the ownership of the Company’s properties and operation of its businesses as presently operated and as they are reasonably expected to be operated in the future. No suspension nonrenewal or cancellation of any of the Permits is pending or, to the Company’s Knowledge threatened, and to the Company’s Knowledge there is no reasonable basis therefor. The Company is not in conflict with, or in default or violation of any such Permits.

     4.17 Employment Matters.

          (a) Employment Agreements. Except as set forth on Schedule 4.17(a), there are no (i) employment or consulting agreements between individuals and the Company with change of control provisions that provide that a change of control would result in (A) a material change in the terms of such agreement, (B) provides for the acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments, or other contingent obligations of any nature whatsoever of the Company in favor of any such party, (C) an event of default or (D) termination, (ii) contractual severance agreements (other than collective bargaining agreements) between the Company and any Director or (iii) contractual indemnification arrangements between the Company and any Director, consultant that is an individual or employee. The Company has previously made available to Buyer true and complete copies of all of such agreements. The Company has not entered into any agreement or arrangement for the management of its business or any material part thereof other than with its Directors or employees.

          (b) Personnel. The Company has made available the names, job descriptions and annual salary rates and other compensation of any kind of all Directors and consultants of the Company (including compensation paid or payable by the Company under the Plans (as hereafter defined)), and the Company Due Diligence List sets forth all material employee policies concerning employment, a complete copy of each of which (or a description, if unwritten) has been made available to Buyer.

          (c) Employment Laws. The Company has complied with all applicable employment Laws and collective bargaining agreements, including minimum salary, payroll, withholding and related obligations, benefits, social security, and does not have any obligation in respect of any amount due to employees of the Company or government agencies, other than normal salary, other fringe benefits and contributions accrued but not payable on the date hereof.

          (d) Employee Benefit Plans. The Company does not have any pension, retirement, medical, disability, hospitalization, insurance, welfare or any other similar employee

24

benefit plan, other than as required by (i) Law or (ii) a collective bargaining agreement (the “Plans”) or as provided for in the agreements that are disclosed in the Company Due Diligence List, for any of its Directors, consultants that are individuals, employees or former employees. None of the Plans are subject to United States Law. Except as disclosed on Schedule 4.17(d) there are no stock purchase, stock bonus, stock ownership, stock option, profit sharing, or cash bonus incentive with an annual payment per employee or Director of more than EUR 50,000, or similar plans for any of its consultants that are individuals, former directors, employees or former employees. Sellers have previously delivered to Buyer a true and complete copy of all of the Plans (or, if oral, an accurate written summary thereof).

          (e) Without limiting the generality of Section 4.11, each Plan has been administered in accordance with its terms and applicable Law. The Company has paid or accrued in accordance with normal accounting practices all amounts required under applicable Law, collective bargaining agreements and any Plan to be paid as a contribution to each Plan through the date hereof and the Company has set aside adequate reserves to meet contributions which are not yet due under any Plan or applicable Law or collective bargaining agreements.

     4.18 Labor Relations. There is no strike or dispute pending or, to the Company’s Knowledge threatened, involving any employees of the Company. The Company is not a party to, otherwise bound by or, to the Company’s Knowledge threatened with, any labor or collective bargaining agreement (except as set forth in Schedule 4.19(g)). Without limiting the generality of Section 4.11, (a) no unfair labor practice complaints are pending or, to the Company’s Knowledge threatened against the Company, and (b) no Person has made any claim which has not been settled, and to the Company’s Knowledge there is no reasonable basis for any claim, against the Company under any statute, regulation or ordinance relating to employees or employment practices, including without limitation those relating to age, sex and racial discrimination, conditions of employment, and wages and hours.

     4.19 Company Agreements. The list of provided due diligence materials set forth on Schedule 4.19 includes all written and oral agreements, arrangements or commitments to which the Company is a party or by which its assets are bound or affected (those required to be listed on Schedule 4.19 being collectively, the “Company Contracts”) which are:

          (a) partnerships, joint ventures or similar agreements of the Company with another Person;

          (b) contracts or agreements under which the Company has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness in any amount or under which the Company has imposed (or may impose) a Lien on any of its assets with a value of more than EUR 50,000, whether tangible or intangible securing indebtedness;

          (c) contracts or agreements which involves an aggregate payment or commitment per contract or agreement on the part of the Company of more than EUR 100,000 per year;

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          (d) leases and subleases from any third person to the Company, in each case requiring annual lease payments in excess of EUR 50,000;

          (e) contracts or agreements to which the Company is a party limiting the right of the Company (i) to engage in, or to compete with any person in, any business, including each contract or agreement containing exclusivity provisions restricting the geographical area in which, or the method by which, any business may be conducted by the Company or (ii) to solicit any customer or client;

          (f) fire, casualty, liability, title, worker’s compensation and all other insurance policies and binders maintained by the Company;

          (g) collective bargaining agreements applicable to persons employed by the Company;

          (h) licenses, licensing agreements and other agreements providing in whole or part for the use of any Intellectual Property of the Company; and

          (i) all other contracts or agreements which individually or in the aggregate are material to the Company or the conduct of its business, other than those which are terminable upon no more than 30 days notice by the Company without penalty or other adverse consequence.

     Schedule 4.19(b) identifies each of the Company Contracts that provide that a change of control would result in (i) a material change in the terms of such Company Contract, (ii) an event of default or (iii) termination. The Company Contracts are each in full force and effect and are the valid and binding obligations of the Company and enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting the enforcement of creditors rights in general and general principals of equity, and, to the Company’s Knowledge, are valid and binding obligations of the other parties thereto. To the Company’s Knowledge, since January 1, 2002, the Company has received no notice of default under any of the Company Contracts. The Company is not in default under any Company Contract to which it is a party, and no event has occurred which, with the passage of time or the giving of notice or both, would constitute a default by the Company thereunder. Each of the Company Contracts made available to Buyer was a true and complete copy of such contact as amended.

     4.20 Significant Supplier. Since the date of the Most Recent Financial Statements, no material Significant Supplier (as defined below) of the Company has (a) canceled, suspended or otherwise terminated its relationship with the Company or (b) advised the Company of its intention to cancel, suspend or terminate its relationship or materially change the terms upon which it transacts with the Company. For purposes of this Section 4.20 “Significant Supplier” shall mean any of the suppliers of any product or service, or a component of any product or service, which is in clinical

26

trials, including any of the clinical research organizations currently conducting clinical trials for the Company.

     4.21 Tax Matters. To the Company’s Knowledge, all Tax returns and other similar documents required to be filed by the Company with respect to the Company have been timely filed with the appropriate governmental authorities in all jurisdictions in which such returns and documents are required to be filed, all of the foregoing as filed are, to the Company’s Knowledge, true, correct and complete and accurately and completely reflect all liabilities for Taxes of the Company for the periods to which such returns and documents relate, and all amounts shown as owing thereon have been paid, unless an extension for payment has been obtained. All Taxes, if any, to the Company’s Knowledge, collectible or payable by the Company or relating to or chargeable against any of its assets through September 30, 2004 were fully collected and paid by such date or provided for by adequate reserves in the Most Recent Financial Statements as of September 30, 2004, in accordance with applicable accounting principles. Except as disclosed in the documents referred to in the Company Due Diligence List, no claims or deficiencies have been asserted against the Company with respect to any Taxes which have not been paid or otherwise satisfied or for which accruals or reserves have not been made in the Most Recent Financial Statements, and there exists no reasonable basis for the making of any such claims. The Company has not consented to the extension of any statute of limitations relating to taxation.

     4.22 Guaranties. Except as set forth on Schedule 4.22, the Company has not granted any Guaranty since the date of the Most Recent Financial Statements.

     4.23 Related Parties. Except as set forth on Schedule 4.23, no Director (a) owns, directly or indirectly, any significant interest in, or is a director, officer, employee, consultant or agent of, any Person which is a competitor of the Company; (b) owns, directly or indirectly, in whole or in part, any property, asset or right, real, personal or mixed, tangible or intangible that is material to the business, financial condition, prospects or results of operations of the Company; (c) has an interest in or is, directly or indirectly, a party to any Company Contract, except for employment, consulting or other personal service agreements; or (d) has received, directly or indirectly, from the Company any extension of credit, or maintenance or renewal of an extension of credit, in the form of a personal loan which is outstanding as of the date hereof.

     4.24 Insurance. The Company Due Diligence List includes a list of all insurance policies providing insurance coverage of any nature to the Company and the Company has made available true and complete copies of all of such insurance policies as amended. Such policies are sufficient for the compliance by the Company with all material requirements of Law, all Company Contracts and the material conduct of its business. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms. Since January 1, 2002, the Company has complied with all terms and conditions of such policies, including the payment of premium payments. Since January 1, 2002, none of the insurance carriers has indicated to Company an intention to cancel or not renew any such policy. The Company has no material claim pending or anticipated against any of the insurance carriers under any of such policies, and to the Company’s Knowledge, since January 1,

27

2002, there has been no actual or alleged occurrence of any kind which may give rise to any such claim.

     4.25 Absence of Certain Business Practices. None of the Company, the Directors, or any other Person acting on behalf of or associated with the Company, acting alone or together, has since January 1, 2002: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, employee or agent of any customer or supplier, official or employee of any government (domestic or foreign) or other Person; or (b) directly or indirectly, given or agreed to give any money, gift or similar benefit to any customer, supplier, employee or agent of any customer or supplier, official or employee of any government (domestic or foreign), or any political party or candidate for office (domestic or foreign) or other Person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which:

     (i) may subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding in any jurisdiction which could reasonably be expected to have a Material Adverse Effect on the Company; or

     (ii) if not continued in the future, may have a Material Adverse Effect on the Company or subject the Company to suit or penalty in any private or governmental litigation or proceeding which could reasonably be expected to have a Material Adverse Effect on the Company.

     4.26 Pharmaceutical Products. The Company has, since the inception of the Company, not sold any products.

     4.27 Compliance with Environmental Laws. The Company is in compliance with all applicable Environmental Laws. Except as indicated in Schedule 4.27, to the Company’s Knowledge, (a) since the inception of the Company, there have been no governmental claims, citations, notices of violation, judgments, decrees or orders issued against the Company for impairment or damage, injury or adverse effect to the environment or public health and there have been no private complaints with respect to any such matters, (b) since the inception of the Company, there is no condition relating to any properties of the Company that would require any type of remediation, clean-up, response or other action under applicable Environmental Laws and (c) the Company has complied with all applicable Environmental Laws in the generation, treatment, storage and disposal of toxic and hazardous substances, as defined under any applicable Environmental Laws.

     4.28 Assets and Rights. The assets and rights owned by the Company and reflected on the Most Recent Financial Statements constitute all material assets and rights required to operate the pharmaceutical business of the Company as currently conducted.

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     4.29 No United States Transactions. The Company, individually or in the aggregate, (i) does not hold assets located in the United States having an aggregate book value of US$50 million or more or (ii) did not, during the year ended December 31, 2003, make aggregate sales in or into the United States of US$50 million or more.

     4.30 Power of Attorney. Except as included in the Commercial Register, the Company has not issued, granted or executed any powers of attorney on behalf of the Company.

     4.31 Clinical Trials. Except as previously disclosed to Buyer or Buyer’s due diligence team:

          (a) During the past five years, the Company has not received any notice or other communication from any drug regulatory agency or any other governmental entity in any domestic or foreign jurisdiction alleging any violation of any Law by the Company applicable to any Company drug candidate. Since January 1, 2002, no governmental entity or regulatory authority has served any notice, warning letter, regulatory letter, or any other similar communication on the Company stating that its development of any drug candidate was or is in violation of any Law, clearance, approval, permission, authorization, consent, exemption, guidance or guideline, or were or are the subject of any material pending, or to the Company’s Knowledge threatened administrative agency or governmental entity investigation, proceeding, review or inquiry.

          (b) To the extent that the Company has received copies of any reports of inspection observations or other correspondence from any governmental entity since January 1, 2002 related to testing facilities where drug candidates of the Company are being developed and tested, the Company has made available such reports or correspondence to Buyer prior to the date hereof.

          (c) To the extent mandatorily required for the purpose of obtaining data to be submitted to government authorities to obtain marketing approval, all preclinical and clinical trials and bioequivalence studies conducted, supervised or monitored by Company have been conducted in compliance with all applicable federal, state, and local Laws, and the regulations and requirements of any applicable governmental entity, good clinical practice, good manufacturing practice and good laboratory practice requirements. Since January 1, 2002, the Company has consistently obtained and maintained any necessary Institutional Review Board (“IRB”) approvals of clinical trials or modifications thereto, conducted, supervised or monitored by the Company. In no clinical trial conducted, supervised or monitored by the Company in the past three years has IRB approval been suspended, terminated, put on clinical hold or voluntarily withdrawn because of deficiencies attributed to the Company.

          (d) The Company has made available to Buyer all pre-clinical and clinical studies and trials and bioequivalence studies referenced in the Company’s investigational new drug applications as of the date hereof, specifying related reference listed drugs, and patent certifications, filed with the FDA or any similar applications in any domestic or foreign jurisdiction, as amended from time to time, together with the dates and brief descriptions of such studies, previously or

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currently undertaken or sponsored by (A) the Company, (B) to the Company’s Knowledge, its licensors and their respective affiliates and (C) to the Company’s Knowledge, any third-party investigator and such third-party’s licensors. The Company has made available to Buyer true, complete and accurate copies of all material data and reports with respect to such studies and trials and all other material information regarding the efficacy and safety of the Company drug candidates. The Company has made available to Buyer all material correspondence between the Company and the FDA and other governmental entity regarding the Company drug candidates, and, to the extent provided to the Company, between the FDA and other governmental entities relating thereto.

          (e) To the Company’s Knowledge, as of the date hereof there are no safety, efficacy, regulatory, legal or other issues that could reasonably be expected to have a material adverse effect on the FDA’s or any other governmental entity’s approval of existing drug candidates.

          (f) Since January 1, 2002, the Company has not, unless corrected in a subsequent statement, act or disclosure made prior to the date hereof, made in writing or, to the Company’s Knowledge, has any Director or employee of the Company made verbally, an untrue statement of a material fact or fraudulent statement to the FDA or any other governmental entity, failed to disclose a material fact required to be disclosed to the FDA or any other governmental entity, or committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made, would reasonably be expected to violate any governmental policy respecting fraud, untrue statements of material fact, bribery, and illegal gratuities, or any similar policy or Law.

          (g) There is no agreement (non-compete or otherwise), judgment, injunction, order or decree binding upon the Company that has or to the Company’s Knowledge, reasonably could be expected to have, the effect of prohibiting or materially impairing any clinical trials relating to Company drug candidates (except for customary field of use limitations in licenses) that do not prohibit or materially impair the conduct of clinical trials or the conduct by the Company of its business as currently conducted.

          (h) To the Company’s Knowledge, there have been no severe adverse events in any clinical trials conducted by or on behalf of the Company of such a nature that would be required to be reported to any applicable regulatory authority that have not been so reported to such authority.

     4.32 Grants. The Company has used all funds received from any Grants, other than funds repaid, for the purposes stipulated in such Grant and is in material compliance with all of the terms and reporting requirements of such Grants.

ARTICLE 5

Representations and Warranties of Sellers

     In order to induce Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, each Seller, severally and not jointly, represents and warrants that the

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representations and warranties set forth in the first sentence of Section 5.1 with respect to such Seller are true and correct as of the date hereof and that all other representations and warranties of such Seller set forth in this Article 5 are true and correct as of the date hereof, except for such failure to be true and correct as would not result, individually or in the aggregate, in a Material Adverse Effect on the Seller or the Company (it being understood that each Seller is making the representations and warranties in this Article 5 only with respect to itself and with respect to no other Seller).

     5.1 Title to Securities. Such Seller is the record and beneficial owner of the Securities listed opposite its name on Schedule 2.1, and such Securities are owned free and clear of any Liens whatsoever, including, without limitation, claims or rights under any voting trust agreements, shareholder agreements or other agreements, other than Liens that would not impose any obligations or restrictions on Buyer after consummation of the transactions contemplated hereby. At the Closing, such Seller will transfer and convey, and Buyer will acquire, good and valid title to the Securities, free and clear of all Liens whatsoever, other than Liens created by Buyer. The legal country of residence of such Seller is set forth below their respective names on Schedule A.

     5.2 Authorization of Agreement. Except as set forth in Schedule 2.1, no written or oral agreement or understanding with respect to the disposition of such Securities or any rights therein, other than this Agreement and the Share Allocation Agreement exists. Such Seller has full right, power and authority to enter into this Agreement and all other documents to be executed and delivered by such Seller pursuant to this Agreement and such Seller has full right, power and authority to transfer such Securities. This Agreement and all other documents to be executed and delivered by such Seller pursuant to this Agreement constitutes the valid and binding obligation of such Seller, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other Laws affecting the enforcement of creditors’ rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3 No Consent, Violation or Conflict. With respect to such Seller, the execution and delivery of this Agreement by such Seller and the consummation by such Seller of the transactions contemplated hereby, and compliance by such Seller with the provisions hereof, (a) do not require any prior governmental or regulatory consent, approval, or notice of any kind, (b) do not violate or, if applicable, conflict with any provision of Law, or any provision of such Seller’s organizational documents, as applicable, and (c) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, cause the acceleration of performance or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of such Seller pursuant to any instrument or agreement to which such Seller is a party or by which such Seller or such Seller’s properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing, each of which instruments or agreements is listed on Schedule 5.3.

     5.4 Litigation. There are no suits or proceedings pending or, to the knowledge of such Seller threatened, before any court or by or before any governmental or regulatory authority,

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commission, bureau or agency or public regulatory body against such Seller which, if adversely determined, would interfere with such Seller’s ability to consummate the transactions contemplated hereby.

     5.5 Related Parties. With respect to such Seller, except as set forth on Schedule 5.5, such Seller (a) does not own, directly or indirectly, in whole or in part, any property, asset or right, real, personal or mixed, tangible or intangible used by the Company that is material to the business, financial condition, prospects or results of operations of the Company taken as a whole; or (b) has no interest in and is not, directly or indirectly, a party to any Company Contract, except for employment, consulting or other personal service agreements which are listed on Schedule 5.5(b) or (c) has not received, directly or indirectly, from the Company any extension of credit, or maintenance or renewal of an extension of credit, in the form of a personal loan that is outstanding as of the date hereof.

     5.6 Purchase Shares not Registered; Held for Investment. Such Seller understands and acknowledges that the Purchase Shares are not registered under the Securities Act. Such Seller represents that it is acquiring the Purchase Shares for investment for its own account and not with a view towards, or for resale in connection with, the sale or distribution of any of the Purchase Shares, except pursuant to a registration statement or unless otherwise permitted by the Securities Act. Such Seller does not have any contracts, understandings, agreements or arrangements to sell or transfer any of the Purchase Shares to any other Person, except as contemplated by this Agreement, the Share Allocation Agreement or Section 2.4(d).

     5.7 Risk of Investment; Restrictions on Resale. Such Seller acknowledges that it can bear the economic risk of its investment in the Purchase Shares and has such knowledge and experience in financial and business matters as to be capable of evaluating the risks of an investment in the Purchase Shares. Such Seller and its advisors, if any, has been provided and had the opportunity to review all of Buyer’s SEC Filed Documents and have had access to additional materials relating to the business, finances and operations of the Buyer and the opportunity to ask questions and receive answers concerning the terms and conditions of the offering. Such Seller acknowledges that he has consulted with his or its own consultant for any legal, financial or tax advice relevant to its decision to exchange its respective Securities for the Purchase Shares and that Buyer and the Company have not provided any legal, financial or tax advice with respect to such decision. Such Seller understands that prior to the effectiveness of the registration statement contemplated by Section 10.1, the Purchase Shares will be “restricted securities” under the Securities Act, which may be resold without registration under the Securities Act in only limited circumstances. Such Seller understands the resale limitations on the Purchase Shares imposed by the Securities Act. Buyer may, unless a registration statement is in effect covering such Purchase Shares, place stop transfer orders with its transfer agent with respect to such certificates in accordance with Federal securities laws of the United States. Nothing contained in this Section 5.7 shall in any way limit Buyer’s obligations contemplated by Section 10.1.

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ARTICLE 6

Covenants

     6.1 Interim Operations.

          (a) Conduct of Business by the Company. During the period from the date of this Agreement to the Closing Date, except as expressly contemplated by this Agreement or with the prior written consent of the Buyer, the Company shall operate its business only in the ordinary and usual course consistent with past practices (it being understood that ordinary course includes termination of employment for cause or termination of an agreement because of a breach by the other party), and maintain its existence under Austrian Law and use all commercially reasonable efforts to (i) preserve intact its current business organization, (ii) keep available the services of its current officers and key employees, (iii) preserve its relationships with its suppliers, strategic alliances and other persons with which it has significant business relations, (iv) promptly notify Buyer of any material developments or material updates from any governmental or regulatory authority regarding the product candidates of the Company, whether orally or in writing, (v) to the extent permitted by applicable Law, furnish to Buyer a copy of any material correspondence received or delivered to any governmental or regulatory authority, (vi) continue and maintain the approval process in the ordinary course of registrations with respect to drug candidates being developed by the Company, (vii) maintain and keep its properties and assets in good repair and condition as is material to the conduct of the business of the Company, and (viii) continuously maintain insurance coverage substantially equivalent to the insurance coverage in existence on the date hereof.

          (b) Additionally, during the period from the date of this Agreement to the Closing Date, except with the prior consent of Buyer, the Company shall not, directly or indirectly, other than as required by Law or in connection with the formation of the AxIx Trust:

               (i) initiate any new clinical trials for the Company;

               (ii) amend, revise, or modify in any material manner the clinical protocols or statistical analysis plans of the Company as they exist at the date of this Agreement;

               (iii) terminate any key employees of the Company other than for cause;

               (iv) issue, sell or authorize for issuance or sale, shares of any class of the Company’s securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating them to issue or sell any such securities, except as required by existing agreements of the Company;

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               (v) redeem, purchase or otherwise acquire, directly or indirectly, any shares of the Company’s capital stock or any option, warrant or other right to purchase or acquire any such shares, except as required by existing agreements of the Company;

               (vi) pay any dividend or other distribution (whether in cash, stock or other property) with respect to its capital stock or repay any irrevocable capital contribution;

               (vii) sell, transfer, abandon or dispose of any of its assets or property rights (tangible or intangible), other than in the ordinary course of business consistent with past practices;

               (viii) grant or make any Lien or subject any of its properties or assets to any Lien, other than (A) in the ordinary course of business consistent with past practices, or (B) as may be required by existing Company Contracts or Law;

               (ix) disclose any proprietary or confidential information of or relating to the Company to any third party, except to Buyer, other than in the ordinary course of business and subject to customary confidentiality agreements or if required by Law;

               (x) create, incur or assume any indebtedness or any liability in addition to the indebtedness and liability outstanding as of the date of this Agreement, other than (A) in the ordinary course of business, (B) the AWS Loan or (C) the Bridge Loan (as defined below);

               (xi) make or commit to make any capital expenditures, other than in the ordinary course of business consistent with past practices, but in no event in an amount exceeding EUR 50,000 for any one capital expenditure or EUR 200,000 in the aggregate for all capital expenditures;

               (xii) grant any Guaranties which in the aggregate exceed EUR 100,000;

               (xiii) apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly by, to or for the benefit of Sellers or any Affiliate thereof or to the prepayment of any such amounts, except for any payments of compensation in the ordinary course to Directors and employees of the Company;

               (xiv) increase the compensation payable or to become payable to Directors or employees, other than increases in the ordinary course of business and consistent with past practice or grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any Director or employee of the Company, or establish, adopt, enter into, materially amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any Director or employee, except in each case to the extent required by applicable Law or the terms of any existing Company Contract or collective bargaining agreement;

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               (xv) enter into any agreement or arrangement to license, sell or transfer any rights in the Company products or Intellectual Property, including, without limitation, the right to participate in, or receive any economic benefit from, the development, commercialization or marketing of the Company’s products or Intellectual Property;

               (xvi) acquire (including, without limitation, by merger, consolidation or acquisition of stock or assets) any interest in or assets of any corporation, partnership, other business organization, Person or any division thereof or, other than in the ordinary course of business, any assets, except in connection with the formation of the AxIx Trust;

               (xvii) alter the manner of keeping the Company’s books, accounts or records, or change in any manner the accounting practices therein reflected, except as may be required by applicable Law, a change in IFRS or by Austrian generally accepted accounting principles;

               (xviii) waive, release, assign, settle or compromise any claims or litigation involving a settlement in excess of EUR 100,000 in any individual case or EUR 200,000 in the aggregate;

               (xix) make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended Tax return, enter into any closing agreement, settle any Tax claim or assessment relating to the Company, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company, or take any other similar action relating to the filing of any Tax return or the payment of any Tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing the Tax liability of the Company for any period ending after the Closing Date or decreasing any Tax attribute of the Company existing on the Closing Date, in each case, other than in the ordinary course of business;

               (xx) take or omit to take any action which renders any of the Company’s representations or warranties untrue or misleading, or which would be a material breach of any of the Company’s covenants;

               (xxi) settle any claims that would impose a financial obligation on the Company after the Closing Date in excess of EUR 100,000;

               (xxii) take any action which results in a Material Adverse Effect on the Company; or

               (xxiii) agree, whether in writing or otherwise, to do any of the foregoing.

          (c) Conduct of Business by the Sellers. During the period from the date of this Agreement to the Closing Date, except with the prior written consent of Buyer, each of the Sellers agrees, severally and not jointly, to not:

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               (i) resolve to amend or otherwise change the Articles of Association or equivalent organizational documents of the Company;

               (ii) resolve to issue, sell or authorize for issuance or sale, shares of any class of the Company securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating them to issue or sell any such securities; or

               (iii) resolve to declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to the Company’s capital stock or repay any irrevocable capital contribution.

          (d) Conduct of Business by Buyer. During the period from the date of this Agreement to the Closing Date, except as expressly contemplated by this Agreement or except with the prior written consent of the Company, Buyer shall carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and as it is currently proposed to be conducted and in compliance in all material respects with all applicable Laws and regulations and, to the extent consistent therewith, use all commercially reasonable efforts to preserve intact its current business organizations, keep available the services of its key officers and employees and preserve its material relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with Buyer. In addition, during the period from the date of this Agreement to the Closing Date the Buyer shall not, directly or indirectly, other than as required by Law or pursuant to obligations in effect as of the date hereof that have been disclosed or reflected in Filed Buyer SEC Documents or Schedule 3.8, without the prior written consent of the Company:

               (i) other than pursuant to existing agreements, (A) issue shares of Buyer’s capital stock for cash at a price less than the Average Closing Price; or (B) issue shares of Buyer’s capital stock for consideration other than cash in an amount of more than 6 million shares in the aggregate; provided, that all shares issued for consideration other than cash shall be subject to a lock-up substantially similar to, and for a period no shorter than, those set forth in Section 2.4.

               (ii) (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock (or make any announcement or other public statement of the intention to declare, set aside or pay any such dividends or make any such other distributions), (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, including, without limitation, through a dividend, or (C) purchase, redeem or otherwise acquire any shares of capital stock of Buyer or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

               (iii) amend the certificate of incorporation or bylaws of Buyer, except for the Capital Increase and such amendments to such documents (x) required by Law or the rules and

36

regulations of the SEC or the National Association of Securities Dealers or (y) that do not have an adverse effect on the transactions contemplated by this Agreement;

               (iv) prepay, retire or redeem any loan, note, debenture or other indebtedness of Buyer with an aggregate principal amount in excess of US$5,000,000 prior to its scheduled maturity date, except for any such prepayment, retirement or redemption required to be made by the terms of the applicable agreements governing such indebtedness as such agreements exist as of the date hereof;

               (v) other than in the ordinary course of business, make any cash capital expenditures, which individually or in the aggregate, exceed US$10,000,000; or

               (vi) authorize any of, or commit or agree to take any of, the foregoing actions that would occur prior to the Closing Date.

     6.2. Stockholders’ Meeting. Buyer will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of holders of Buyer Common Stock at which a quorum of stockholders are present in person or proxy (the “Stockholders Meeting”) as promptly as practicable after signing this Agreement to consider and vote upon the approval of the issuance of the Purchase Shares (the “Share Issuance”), the amendment to Buyer’s charter to increase the authorized capital to 100 million shares of capital stock (the “Capital Increase”) and any other matters required to be voted upon by its stockholders in connection with the consummation of the transactions contemplated hereby (it being understood that Buyer has represented and warranted that the Share Issuance and the Capital Increase are the only transactions contemplated by this Agreement requiring approval of Buyer’s stockholders). Buyer, subject to fiduciary obligations under applicable Law, shall recommend such approval and shall take all lawful action to solicit such approval.

     6.3. Filings; Other Actions; Notification. Buyer agrees to use its best efforts to promptly prepare and file with the SEC the proxy statement relating to the approval of the Share Issuance and the Capital Increase (the “Proxy Statement”), and promptly thereafter mail the Proxy Statement to its stockholders. The Company and Buyer shall cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Laws in relation to the preparation and filing of the Proxy Statement. In exercising the foregoing right, each of the Company and Buyer shall act reasonably and as promptly as practicable. The Company and Buyer each shall, upon request by the other, furnish the other with all information concerning itself, its respective Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement.

     6.4 Information Supplied. The Company and Buyer each agrees (it being understood that the Company’s obligations under this Section 6.4 are expressly limited to the information expressly supplied by the Company) that none of the information supplied or to be supplied by it for

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inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is filed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Buyer agrees that the Proxy Statement and any amendment or supplement thereto will, at the date of mailing to Buyer’s stockholders and at the time of the meeting of Buyer’s stockholders, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Buyer shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Purchase Shares. Buyer shall promptly notify the Company of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments on supplements to the Proxy Statements or for additional information and shall supply the Company copies of all correspondence between Buyer and its representatives on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement.

     6.5 Access. Each of the Company and the Buyer shall afford to the other party and its agents and representatives access to the properties, books, records and other information of each other, provided that such access shall be granted upon reasonable notice and at reasonable times during normal business hours in such a manner as to not unreasonably interfere with normal business operations.

     6.6 Consent of Governmental Authorities and Others. Each of Buyer, on the one hand, and the Company, on the other hand, agrees to file, submit or request (or cause to be filed, submitted or requested) promptly after the date of this Agreement and to prosecute diligently any and all (a) applications or notices required to be filed or submitted to any governmental or regulatory authorities, and (b) requests for consents and approvals of Persons required to be obtained, in connection with the transactions contemplated by this Agreement, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any governmental authority in order to consummate the transactions contemplated by this Agreement, including any filings with any governmental or regulatory agency and under the Hart-Scott-Rodino Act or any other foreign anti-trust governmental agency that may be necessary. Each of Buyer, on the one hand, and the Company, on the other hand, shall promptly make available to the other such information as each of them may reasonably request relative to its business, assets and property as may be required by each of them to prepare and file or submit such applications and notices and any additional information requested by any governmental authority, and shall update by amendment or supplement any such information given in writing. Each of Buyer, on the one hand, and the Company, on the other hand, represent and warrant to the other that such information, as amended or supplemented, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All filing fees and other out-of-pocket expenses with respect to the consents contemplated by this Section 6.6 shall be borne by Buyer.

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     6.7 Public Announcements. The Company and Buyer will consult with each other before issuing, and will provide each other the opportunity to review, comment upon and concur with, and use commercially reasonable efforts to agree on, any press release or other public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as either party may reasonably determine that consultation is not reasonably feasible because of what is required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or stock market. The Company and Buyer agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the Company and Buyer. Each Seller agrees that each of the restrictions set forth in this Section 6.7 shall also apply in all respects to any press release or other public statements by such Seller with respect to the transactions contemplated by this Agreement and such Seller shall afford the Company and Buyer the opportunity to perform a review of, and provide comments on, any such press release as contemplated by this Section 6.7.

     6.8 Acquisition Proposals; Notices. Except for the transactions contemplated by this Agreement, unless and until the earlier to occur of (a) the Closing Date, (b) the date this Agreement shall have been terminated in accordance with Section 9.3, or (c) the date that this Section 6.8 is terminated pursuant to Section 9.4, none of the Sellers, the Company, or any of their respective Affiliates, to the extent such Affiliates can be Controlled by the Sellers or the Company, respectively, shall, directly or indirectly, (i) solicit, encourage, initiate or participate in any negotiations or discussions with respect to any offer or proposal to acquire all or substantially all of the business and properties of the Company, whether by merger, purchase of securities, assets or otherwise, (ii) except as required by Law, disclose any information not customarily disclosed to any Person concerning the business and properties of Company, (iii) afford to any Person (other than (x) Buyer and its designees and the agents of the Company and their Affiliates and solely for purposes of facilitating the transactions contemplated hereby and (y) contractual partners of the Company having such inspection rights according to existing agreements with the Company) access to the properties, books or records of Company or (iv) otherwise assist or encourage any Person, in connection with any of the foregoing. In the event Sellers, the Company, or any their respective Affiliates, to the extent such Affiliates can be Controlled by the Sellers or the Company, respectively, shall receive any offer of proposal of the type referred to in clause (i) above, Sellers or the Company, as the case may be, shall promptly inform Buyer as to any such offer. Nothing contained in this Section 6.8 shall in any manner restrict or prevent the Company or any of its Directors or members of the Supervisory Board from taking any action it reasonably believes is necessary in order to comply with its fiduciary duties under applicable Law. In addition, this Section 6.8 shall not restrict the Company from soliciting, negotiating and providing, in the ordinary course of business, relevant information to a third party with respect to the licensing of any Intellectual Property of the Company or the transfer of any manufacturing, commercialization or marketing rights associated with the Company’s current drug candidates; provided that the Company shall not enter into any Contract with respect thereto without the prior written consent of Buyer.

     6.9 Notice of Developments. Each party will give prompt written notice to the others of any material adverse development that would cause a material breach of any of his or its own

39

representations and warranties in Sections 3, 4 and 5 above if such development would have had occurred prior to the date hereof. No disclosure by any party pursuant to this Section 6.9, however, shall be deemed to amend or supplement the exhibits, annexes or the schedules hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     6.10 Best Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within his or its power to cause to be fulfilled those conditions precedent to his or its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon his or its actions.

     6.11 Further Assurances. The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including all such instruments of transfer as may be necessary or desirable to transfer ownership of the Securities and to consummate the transactions contemplated by this Agreement.

     6.12 Stock Exchange Listing. Buyer shall use its best efforts to cause the Purchase Shares to be issued to the Sellers to be approved for listing on Nasdaq, subject to official notice of issuance, prior to the Closing Date.

ARTICLE 7

Indemnification

     7.1 Notices. No statements contained herein or in any schedule, certificate, exhibit, list or other document delivered pursuant hereto shall be deemed to be representations and warranties except where this Agreement explicitly states otherwise.

     7.2 Survival. The representations and warranties of Sellers and the Company set forth in this Agreement shall survive the Closing Date until the six (6) month anniversary of the Closing Date, Article 10 shall survive for two (2) years and Sections 7.3, 7.4, 7.5, 7.6, 7.7, 8.1, 8.2, and Article 11 shall survive indefinitely.

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     7.3 General Release.

          (a) Release of Directors, employees and agents of the Company and the Company by Sellers. In addition to the sale of the Securities pursuant to this Agreement, each of the Sellers hereby unconditionally and irrevocably releases and forever discharges, effective as of the Closing Date, each of the Company and its Directors, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, relating to the Company which ever existed, now exist, or may hereafter exist, by reason of any tort, breach of contract (other than breaches of employment contracts set forth on Schedule 5.5(b) or reimbursement of any valid business expenses), violation of Law or other act or failure to act which shall have occurred at or prior to the Closing Date, or in relation to any other liabilities of the Company to Sellers. Sellers expressly intend that the foregoing release shall be effective regardless of whether the basis for any claim or right hereby released shall have been known to or anticipated by Sellers.

          (b) Release of Directors, employees and agents of the Company by Buyer. Buyer hereby unconditionally and irrevocably releases and forever discharges, effective as of the Closing Date, each of the current Directors from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, that ever existed, now exist, or may hereafter exist, by reason of any tort, breach of contract, violation of law or other act or failure to act which shall have occurred at or prior to the Closing Date in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, except for acts or omissions constituting willful misconduct or gross negligence. Buyer expressly intends that the foregoing release shall be effective regardless of whether the basis for any claim or right hereby released shall have been known to or anticipated by Buyer.

          (c) Existing Director and Officer Liability Insurance. For a period of six years after the Closing, Buyer shall cause the Company to maintain its policies of directors’ and officers’ liability insurance, having terms substantially the same as those terms existing for such policies as of the date hereof, with respect to claims arising from or related to facts or events which occurred at or before the Closing; provided, however, that neither Buyer nor the Company shall be obligated to maintain such policies if the annual premiums are in excess of EUR 20,000.

          (d) Additional Director and Officer Liability Insurance. Buyer shall use its best efforts to obtain a policy of directors’ and officers’ liability insurance, providing coverage from the Closing Date through the six-year anniversary of the Closing Date with respect to claims against the Directors arising from or related to facts or events taken between September 27, 2004 and the Closing Date in connection with this Agreement and the transactions contemplated hereby; provided, however, that neither Buyer nor the Company shall be obligated to pay a premium to obtain such policy in excess of US$75,000.

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     7.4 Indemnification.

          (a) Indemnification by Sellers.

               (i) Subject to Section 7.5(b), Sellers agree, jointly and severally, to indemnify and hold harmless Buyer and its Affiliates and their respective directors, officers, employees and agents from, against and in respect of, the full amount of (A) any and all liabilities, damages, claims, deficiencies, fines, assessments, losses, Taxes, penalties, interest, costs and expenses, including, without limitation, reasonable fees and disbursements of counsel arising from, in connection with, or incident to, (“Liabilities”) (1) any breach or violation of any of the representations, warranties, covenants or agreements of Company contained in this Agreement or in schedule, exhibit or attachment hereto, or the certificate specified in Section 9.1(f) delivered by the Company at or prior to the Closing, or (2) any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses incidental to any of the foregoing, (B) the amount to which the sum of (1) the Company’s Adjusted Cash Balance less the Cash Calculation as of the Closing Date plus (2) the Total Liabilities Calculation as of the Closing Date less the Company Starting Total Liabilities Balance is greater than zero, calculated in accordance with the calculations set forth in Exhibit D.

               (ii) Subject to Section 7.5(c), each Seller agrees, severally and not jointly, to indemnify and hold harmless Buyer and its Affiliates from, against and in respect of, the full amount of (i) any and all Liabilities arising from, in connection with, or incident to any breach or violation of any of such Seller’s individual representations and warranties and covenants contained in this Agreement or in schedule, exhibit or attachment hereto, or any certificates delivered by such Seller at or prior to the Closing and (ii) any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses incidental to any of the foregoing.

          (b) Indemnification Payments Net of Taxes. All sums payable by Sellers as indemnification under this Section 7.4 shall be paid (i) free and clear of all deductions or withholdings (including any Taxes or governmental charges of any nature) unless the deduction or withholding is required by Law, in which event or in the event Buyer shall incur any liability for Tax chargeable or assessable in respect of any such payment, Sellers shall pay such additional amounts as shall be required to cause the net amount received by Buyer to equal the full amount which would otherwise have been received by it had no such deduction or withholding been made or no such liability for Taxes been incurred and (ii) reduced to take account of any net Tax benefit realized by Buyer arising from the incurrence or payment of such Liabilities.

     7.5 Limitation on Liabilities

          (a) Each party acknowledges that the remedies contained in this Article 7 or as provided in Sections 9.3 and 9.4 constitute the sole and exclusive remedy of such party for all liabilities arising under this Agreement.

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          (b) The sole and exclusive source of indemnification for Buyer and its Subsidiaries and Affiliates, their respective directors, officers, employees and agents for Liabilities arising under Section 7.4(a)(i) will be claims against the Escrow Shares in accordance with the terms of the Escrow Agreement (and not, for the avoidance of doubt, monetary claims for the value of the Escrow Shares). Each of the parties hereto acknowledges and agrees that none of the Sellers shall have any liability to Buyer and its Subsidiaries and Affiliates, their respective directors, officers, employees and agents in connection with the obligations of the Company under this Agreement or the transactions contemplated hereby, other than as expressly provided in Section 7.4(a)(i) and then solely in the form of claims against the Escrow Shares.

          (c) Anything to the contrary contained herein notwithstanding, the aggregate liability of any Seller for Liabilities arising under Section 7.4(a)(ii) will consist solely (i) the Purchase Shares or (ii) the proceeds from the sale of the Purchase Shares, in each case (i) and (ii) to the extent received by such Seller.

     7.6 Calculation of Cash Calculation and Total Liabilities Calculation

          (a) Within forty-five (45) days of the Closing, the Buyer shall prepare, in accordance with the procedures used by the Company in preparing the Most Recent Financial Statements and IFRS, and deliver to the Sellers’ Representative (i) a calculation of the Company’s Cash Balance as of the Closing Date plus (1) any Transaction Cash Expenses up to the total amount specified on Exhibit B, to the extent such Transaction Cash Expenses have been actually paid prior to the Closing and (2) any claims paid between the date of this Agreement and the Closing Date that have been consented to by the Buyer (the “Cash Calculation”) and (ii) a calculation of the Company’s Total Liabilities as of the Closing Date, excluding any accruals for Transaction Accrued Expenses or Transaction Cash Expenses, if any, included in such calculation (the “Total Liabilities Calculation”). Buyer shall provide the Sellers’ Representative with reasonable access to the documents and records and Directors of the Company (including any accountants’ work papers) to review the basis of such calculations. If, within thirty (30) days after the date on which the Cash Calculation and the Total Liabilities Calculation is delivered to the Sellers’ Representative, the Sellers’ Representative shall not have given written notice to the Buyer setting forth in detail any objection to the Cash Calculation and/or the Total Liabilities Calculation, as the case may be, then such Cash Calculation and/or Total Liabilities Calculation, to which the Sellers’ Representative has not objected, shall be final and binding on the parties hereto. In the event the Sellers’ Representative gives written notice of any objection to such Cash Calculation and/or Total Liabilities Calculation within such 30-day period, the parties shall use all reasonable efforts to resolve the dispute within fifteen (15) days following the receipt by Buyer of the written objection from the Sellers’ Representative. If the parties are unable to reach an agreement within such 15-day period, the matter shall be submitted to a mutually agreed upon “big four” independent certified public accounting firm for determination of the Cash Calculation and/or Total Liabilities Calculation, as the case may be, which determination shall be final and binding upon the parties. The “big four” accounting firm shall not be either the Buyer’s or the Company’s auditor. In the event that Buyer and the Seller’ Representative do not agree within the 15 days following the above-mentioned 15 days period on the “big four” accounting firm to resolve the dispute, the “big four” accounting firm shall be selected from among the list of “big four”

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accounting firms by the president of the Viennese Chamber of Chartered Accountants upon any of Buyer’s or the Sellers’ Representative’s notice, such notice identifying the “big four” accounting firms that are excluded because they are either Buyer’s or the Company’s auditor. Buyer and the Sellers’ Representative shall contribute equally to all costs (including fees and expenses charged by the selected firm of certified public accountants) in connection with the resolution of any such dispute. Within 15 days of issuance of the Accounting Firm’s determination, Buyer and Sellers’ Representative shall issue a joint instruction to the Escrow Agent of the amount of the claim to be paid to Buyer.

     7.7 Other Indemnification Provisions. Each Seller hereby agrees that he, she, or it will not make any claim for indemnification against Company by reason of the fact that he, she, or it was a Director, employee, member of the Supervisory Board or agent of the Company or was serving at the request of the Company as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by Buyer against such Seller pursuant to this Agreement or for willful misconduct under applicable law or otherwise.

ARTICLE 8

Post-Closing Covenants

     8.1 Confidentiality. Sellers acknowledge that the Intellectual Property and all other confidential or proprietary information with respect to the business and operations of the Company are valuable, special and unique. Except where required by applicable Law or competent judicial or governmental authority or in accordance with the applicable rules of any stock exchange or regulated market, Sellers shall not, at any time after the Closing Date, disclose, directly or indirectly, to any Person, or use or purport to authorize any Person to use any confidential or proprietary information with respect to the Company or Buyer in a manner in competition with or detrimental to, Buyer or the Company, whether or not for a Seller’s own benefit, without the prior written consent of Buyer, including without limitation, information as to the financial condition, results of operations, customers, suppliers, products, products under development, inventions, sources, leads or methods of obtaining new products or business, Intellectual Property, pricing methods or formulas, cost of supplies, marketing strategies or any other information relating to the Company or Buyer which could reasonably be regarded as confidential, provided that any confidential or proprietary information (i) which is or shall become generally available to the public other than as a result of an unauthorized disclosure by a Seller or a Person to whom a Seller has provided such information, (ii) that was or is made available to any Seller on a non-confidential basis by sources other than the Company or (iii) has been independently acquired or developed by any Seller without violating the provisions of this Section 8.1 may be used or disclosed.

     8.2 Continuing Obligations. The restrictions set forth in Section 8.1 are considered by the parties to be reasonable for the purposes of protecting the value of the business and goodwill of

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the Company and Buyer. Buyer and Sellers acknowledge that Buyer would be irreparably harmed and that monetary damages would not provide an adequate remedy to Buyer in the event the covenants contained in Section 8.1 were not complied with in accordance with their terms. Accordingly, Sellers agree that any breach or threatened breach by any of them of any provision of Section 8.1 (however, for the avoidance of doubt, no breach nor threatened breach of any other provision of this Agreement) shall entitle Buyer to injunctive and other equitable relief to secure the enforcement of these provisions, in addition to any other remedies which may be available to Buyer, and that Buyer shall be entitled to receive from Sellers reimbursement for all attorneys’ fees and expenses incurred by Buyer in enforcing these provisions. It is the desire and intent of the parties that the provisions of Section 8.1 and 8.2 be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which enforcement is sought.

     8.3 Vienna Operations. Buyer will use its commercially reasonable efforts to maintain and to not materially reduce the Company’s current level of activities in Vienna or the Company’s current level of research and development activities including personnel in Vienna for at least twelve (12) months after the Closing Date.

     8.4 Management. The board of directors of Buyer shall take all requisite action to increase the number of seats on Buyer’s board of directors by one (1). Effective as of the Closing, the Company’s Chief Executive Officer shall be appointed to Buyer’s board of directors and as the Buyer’s Chief Operating Officer; provided, that at the Closing such person has entered into an employment agreement with Buyer.

     8.5 Financing of the Company. For a period of at least twelve (12) months, Buyer shall maintain the corporate existence as a going concern of the Company under the Laws of Austria. Buyer and the Company agree that following the Closing, each party will consult with the other to maximize their combined operations and sources of financing.

ARTICLE 9

Conditions Precedent; Termination; Bridge Loan

     9.1 Conditions Precedent to the Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions.

          (a) Representations and Warranties True. The representations and warranties of the Company and Sellers contained in this Agreement and in any certificate or other document delivered pursuant to this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all

45

material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of such earlier date.

          (b) Covenants Performed. The covenants of the Company and each of the Sellers contained in this Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with, except for failures to perform or comply that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company, provided however, the covenants contained in Sections 2.3(b), 6.1(a)(viii), 6.1(b)(ii), 6.1(b)(iv), 6.1(b)(xii), 6.1(b)(xv), 6.1(b)(xvi), 6.1(b)(xviii), 6.1(b)(xxi), 6.4 and 6.8 shall have been duly performed or complied with in all material respects.

          (c) No Material Adverse Effect. Since the date hereof, there shall not have occurred any Material Adverse Effect on the Company.

          (d) Stockholders Approval. Buyer’s stockholders shall have approved at the Stockholders Meeting the (i) Share Issuance and (ii) Capital Increase.

          (e) Listing. The Purchase Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

          (f) Company’s Certificate. The Company shall have delivered to Buyer a certificate of the Company executed by two of the Company’s Directors, dated the Closing Date, certifying to the best of their knowledge (i) that the conditions specified in Sections 9.1(a), (b) and (c) above have been fulfilled, and (ii) that the Company is not now, and has not been within the last 5 years, a U.S. real property holding corporation within the meaning of Section 897(c) of the Internal Revenue Code of 1986, as amended and Treasury Regulations Section 1.897-2.

          (g) No Litigation. (i) No litigation, arbitration or other proceeding shall be pending by or before any court, arbitration panel or governmental authority; (ii) no Law or regulation shall have been enacted after the date of this Agreement; and (iii) no judicial or administrative decision shall have been rendered; in the case of each of (i), (ii) and (iii), which enjoins, prohibits or materially restricts, or seeks to enjoin, prohibit or materially restrict, the consummation of the transactions contemplated by this Agreement or seeks to or would restrict Buyer’s legal ability to operate the Company after the Closing Date.

          (h) Organizational Documents. The Company shall have delivered to Buyer an excerpt from the Commercial Register of the Vienna Commercial Court, FN 181136b, with respect to the Company and each Seller shall have delivered to Buyer a copy of power of attorney appointing Dorda Brugger Jordis or such other evidence of the authority to execute this Agreement with respect to such Seller.

          (i) Escrow Agreement. Each of the parties thereto shall have entered into the Escrow Agreement substantially in the form of Exhibit 9.1(i).

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          (j) Net Cash Minimum. As of the Closing Date, the sum of (i) the difference between (A) the Company’s Adjusted Cash Balance and (B) the Company’s Cash Balance less outstanding checks and wire transfers that have not cleared (posted) to Bank accounts as of Closing Date, and (ii) the difference between (A)(x) the outstanding balance of the Company’s Financial Liabilities as reflected on the liabilities report provided by the Company less (y) in the case that the Company has taken the AWS Loan, the aggregate amount borrowed under such loan between the date of this Agreement and the Closing Date, less (z) in the case that Buyer has made the Bridge Loan provided for in Section 9.4, the amount of such loan as of the Closing Date and (B) the Company’s Starting Financial Liabilities Balance shall be less than the sum of (A) EUR 2,000,000 and (B) Transaction Cash Expenses and Transaction Accrued Expenses, to the extent that such Transaction Cash Expenses and Transaction Accrued Expenses have been either paid or included in Financial Liabilities, which calculation shall be calculated in the manner set forth in Exhibit D.

     9.2 Conditions Precedent to the Obligations of Sellers. The obligations of Sellers to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions.

          (a) Representations and Warranties True. The representations and warranties of Buyer contained in this Agreement and in any certificate or other document delivered pursuant to this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of such earlier date.

          (b) Covenants Performed. The covenants of Buyer contained in this Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with, except for failures to perform or comply that, individually or in the aggregate, could not reasonably be expected to have a Buyer Material Adverse Effect, provided however, the covenants contained in Sections 2.2, 6.1(d)(i), 6.1(d)(ii)(B), 6.1(d)(iii), 6.2, 6.3, and 6.4 shall have been duly performed or complied with in all material respects.

          (c) No Material Adverse Effect. Since the date hereof, there shall not have occurred any Buyer Material Adverse Effect.

          (d) No Litigation. (i) No litigation, arbitration or other proceeding shall be pending, by or before any court, arbitration panel or governmental authority; (ii) no Law or regulation shall have been enacted after the date of this Agreement; and (iii) no judicial or administrative decision shall have been rendered; in the case of each of (i), (ii) and (iii), which enjoins, prohibits or materially restricts, or seeks to enjoin, prohibit or materially restrict, the consummation of the transactions contemplated by this Agreement or seeks to or would restrict Buyer’s legal ability to operate the Company after the Closing Date.

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          (e) Buyer’s Certificate. Buyer shall have delivered to Sellers and the Company a certificate of the Buyer executed by the Chief Executive Officer of Buyer, dated the Closing Date, certifying to the best of his knowledge, that the conditions specified in Sections 9.2(a), (b) and (c) above have been fulfilled.

          (f) Organizational Documents. Buyer shall have delivered to Sellers and the Company certified organization documents and good standing certificates issued by the secretary of state or applicable governmental authority in which Buyer is organized.

          (g) Stockholders Approval. Buyer’s stockholders shall have approved at the Stockholders Meeting the (i) Share Issuance, and (ii) the Capital Increase.

          (h) Listing. The Purchase Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

     9.3 Termination.

          (a) This Agreement and the transactions contemplated hereby may be terminated prior to the Closing:

     (i) at any time by mutual consent of the parties;

     (ii) by either party if the Closing has not occurred on or prior to May 31, 2005 (the “Termination Date”), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder;

     (iii) by Buyer at any time in the event of any breach of any representation, warranty or covenant in this Agreement which (A) would give rise to a failure of a condition set forth in Section 9.1(a) or 9.1(b) and (B) cannot be or has not been cured within twenty (20) business days after notice thereof by Buyer, but in any event prior to the Termination Date, provided that Buyer is not then in breach of any representation, warranty or covenant that would give rise to a failure of the condition set forth in Section 9.2(a) or 9.2(b);

     (iv) by the Company at any time in the event of any breach of any representation, warranty or covenant in this Agreement which (A) would give rise to a failure of a condition set forth in Section 9.2(a) or 9.2(b) and (B) cannot be or has not been cured within twenty (20) business days after notice thereof by the Company, but in any event prior to the Termination Date, provided that the Company and the Sellers are not then in breach of any representation, warranty or covenant that would give rise to a failure of the condition set forth in Section 9.1(a) or 9.1(b);

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     (v) by Buyer or the Company, if Buyer’s stockholders do not approve the Share Issuance and the Capital Increase at the Stockholders Meeting; or

     (vi) by the Company, if Buyer has not held the Stockholders Meeting (at which a vote on the Share Increase and the Capital Increase is held) prior to March 31, 2005 which March 31, 2005 date shall be extended up to May 31, 2005 to the extent Buyer is not able to hold the Stockholder Meeting because the SEC has not approved the Proxy Statement in spite of Buyer having used its best efforts to promptly file with and work towards clearing any comments from the SEC to have the Proxy Statement approved.

          (b) If this Agreement is terminated:

     (i) pursuant to Sections 9.3(a)(v) and a Positive Market Adjustment has occurred or by the Company pursuant to Sections 9.3(a)(iv) or 9.3(a)(vi), then Buyer shall pay promptly to the Company a termination fee in the amount of US$3.0 million; or

     (ii) by Buyer pursuant to Section 9.3(a)(iii), then the Company shall pay promptly to Buyer, a termination fee in the amount of US$1.5 million.

          (c) If this Agreement is terminated pursuant to Section 9.3, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (a)(iii) and (a)(iv) above, this Agreement shall terminate without further actions by the parties and no party shall have any further obligations under this Agreement other than those provided pursuant to Section 9.3(b) above and Section 9.4 below. Notwithstanding the termination of this Agreement, the respective obligations of the parties under Sections 7.5, 9.3 and 9.4 and Article 11 shall survive the termination of this Agreement. Absent fraud, in the event that the Agreement is terminated then the sole and exclusive remedy of the parties shall be the remedies set forth in Section 9.3(b) and Section 9.4

     9.4 Bridge Loans.

          (a) If the Closing has not occurred on or prior to March 31, 2005, then (i) Buyer will provide the Company an unsecured loan in the amount, in the Company’s sole discretion, of up to US$3.0 million for a one-year period, which loan shall bear interest at a rate of 3.0% per annum and shall not require payment of any interest until maturity, except as set forth below (the “Bridge Loan”); and (ii) the parties agree that Section 6.8 of this Agreement shall be of no further force or effect.

          (b) In the event the Company terminates this Agreement pursuant to Section 9.3(a)(ii) or 9.3(a)(v) (and a Positive Market Adjustment has not occurred), the Bridge Loan (to the extent outstanding) and all interest accrued thereon up to the date of termination shall become

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payable on the maturity date by the Company or earlier, at the Company’s option. In the event the Company terminates this Agreement pursuant to Section 9.3(a)(iv), 9.3(a)(v) (and a Positive Market Adjustment has occurred) or 9.3(a)(vi), the Bridge Loan (to the extent outstanding) and all interest thereon up to the date of termination shall be deemed to be extinguished and the amount of the Bridge Loan so extinguished shall be applied, on a dollar-for-dollar basis to reduce the US$3.0 million termination fee payable by Buyer pursuant to Section 9.3(b)(i).

          (c) In the event Buyer terminates this Agreement pursuant to Section 9.3(a)(ii), the Bridge Loan (to the extent outstanding) and all interest thereon up to the date of termination shall be forgiven in all respects and the Company shall have no further obligation in respect thereof. In the event Buyer terminates this Agreement pursuant to Section 9.3(a)(iii), the Bridge Loan (to the extent outstanding) and all interest thereon up to the date of termination shall become immediately due and payable by the Company and the US$1.5 million termination fee contemplated by Section 9.3(b)(ii) shall be immediately payable by the Company.

ARTICLE 10

Sellers’ Registration Rights

     10.1 Registration of Purchase Shares.

          (a) Promptly after the Closing Date, but no later than thirty (30) days from the Closing Date, Buyer will file a registration statement on Form S-3 or any successor thereto (or other form of registration statement if Form S-3 is not available) for public sale of all of the Purchase Shares on a delayed or continuous basis pursuant to Rule 415 (or any successor provision) of the Securities Act registering the resale from time to time by (i) the Sellers, (ii) the AxIx Trust and any third party transferee of the 200,000 AxIx Shares as contemplated by Section 2.4(c) and (iii) any transferee specified in Section 2.4(d) (any transferee specified in (ii) or (iii) above, a “Permitted Transferee”) of all the Purchase Shares (the “Shelf Registration Statement”) and shall use its best efforts to have the Shelf Registration Statement declared effective by the SEC as soon as practicable thereafter (but in no event later than ninety (90) days following the Closing Date); provided, however, that Purchase Shares shall only be treated as “Registerable Securities” under the Shelf Registration Statement if and only for so long as they (1) have not been disposed of pursuant to a registration statement declared effective by the SEC, (2) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (3) cannot be publicly sold by the Permitted Transferee without limitation within a three-month period pursuant to Rule 144 under the Securities Act (“Rule 144”), and (4) are held by a Seller or a Permitted Transferee. No securities other than the Purchase Shares shall be included in the Shelf Registration Statement with respect thereto without the consent of the Sellers. Buyer shall use its best efforts to keep the Shelf Registration Statement continuously effective (including, if necessary by filing with the SEC a post-effective amendment or a supplement to the Shelf Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise

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supplementing or amending the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form under the Securities Act used by Buyer for such Shelf Registration Statement or by the Securities Act, any state securities or “blue sky” laws or any other rules and regulations thereunder) for a period ending with the earlier of (x) two years from the Closing Date, (y) until all Purchase Shares covered by such Shelf Registration Statement have been sold by the Sellers or the Permitted Transferees or (z) when none of the Purchase Shares continue to qualify as Registerable Securities.

          (b) Buyer shall bear all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to the provisions of this Section 10.1. Each Seller shall bear all Selling Expenses incurred by it. “Registration Expenses” shall mean all expenses incident to Buyer’s performance of or compliance with this Section 10.1, including all registration and filing fees and expenses (including SEC, stock exchange and National Association of Securities Dealers, Inc. fees), fees and expenses of compliance with state securities or “blue sky” laws, printing expenses, messenger and delivery expenses, fees and expenses incurred in connection with the listing, if any, of the securities to be registered on each securities exchange or national market system on which Buyer Common Stock is then listed, fees and disbursements of counsel for Buyer and one counsel, collectively, for Sellers with the fees of such Sellers’ counsel shall not in the aggregate exceed US$15,000, and of the independent certified public accountants of Buyer (including the expenses of any annual audit, special audit and “comfort” letters required by or incident to such performance and compliance), reasonable fees and expenses of any special experts retained by Buyer in connection with such registration and fees and expenses of other persons retained by Buyer; provided, however, that “Registration Expenses” shall not include any Selling Expenses. “Selling Expenses” shall mean all selling commissions, underwriting fees applicable to the sale of Purchase Shares, any transfer taxes relating to the sale or disposition of the Purchase Shares, and all fees and disbursements of any Seller, except for the Sellers’ counsel’s fees.

     10.2 Other Restrictions on Sale.

          (a) Each Seller hereby acknowledges that there may occasionally be times when Buyer must suspend the use of the prospectus forming a part of the Shelf Registration Statement until such time as an amendment to such Shelf Registration Statement has been filed by the Buyer and declared effective by the SEC or until Buyer has amended or supplemented such prospectus. Each Seller hereby covenants that it will not sell any Purchased Shares pursuant to said prospectus during the period commencing at the time at which Buyer gives the Seller notice of the suspension of the use of said prospectus and ending at the time Buyer gives the Seller notice that the Seller may thereafter effect sales pursuant to said prospectus. Notwithstanding anything herein to the contrary, Buyer shall not suspend use of the Shelf Registration Statement by the Sellers unless in the good faith determination of Buyer such suspension is required by the federal securities laws, including without limitation, the rules and regulations promulgated thereunder; provided, however, that (i) in the event that such suspension is required by the need for a technical, non-material amendment or supplement to the Shelf Registration Statement or the prospectus forming a part thereof, Buyer shall promptly, which shall in any event be no greater than 5 business days, file such required amendments or supplements as shall be necessary for the disposition of the Purchase

51

Shares to recommence and (ii) if the board of directors of Buyer has determined in good faith that offers and sales pursuant to the prospectus forming part of the Shelf Registration Statement should not be made by reason of the existence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in the Registration Statement would be premature or would have an adverse effect on Buyer, Buyer may suspend the use of the prospectus; provided, further, that in the case of clause (ii) above, Buyer shall not be entitled to exercise its right to block such sales or suspend use of such prospectus more than two (2) times for a period not to exceed ninety (90) days in any single instance and in any event not to exceed 120 days in the aggregate during any twelve month period.

          (b) As a condition to the inclusion of its Purchase Shares, each Seller shall furnish to Buyer such information regarding such Seller, as may be required by law or any rule or regulation of the SEC in connection with any registration, qualification or compliance referred to in this Section 10.

          (c) With respect to any sale of Purchase Shares pursuant to a Shelf Registration Statement filed pursuant to this Section 10, each Seller hereby covenants with Buyer (i) not to make any sale of the Purchase Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied and (ii) if such Purchase Shares are to be sold by any method or in any transaction other than on a national securities exchange, Nasdaq, SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, or as otherwise described in the prospectus forming a part of the Shelf Registration Statement, to notify Buyer at least five business days prior to the date on which the Seller first offers to sell any such Purchase Shares.

          (d) Each Seller acknowledges and agrees that the Purchase Shares sold pursuant to the Shelf Registration Statement described in this Section are not transferable on the books of Buyer unless the stock certificate submitted to the transfer agent evidencing such Purchase Shares is accompanied by a certificate to the effect that (i) the Purchase Shares have been sold in accordance with such Shelf Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

          (e) Each Seller shall not take any action with respect to any distribution deemed to be made pursuant to the Shelf Registration Statement, which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

          (f) At the end of the period during which Buyer is obligated to keep the Shelf Registration Statement current and effective as described above, the Sellers of Purchase Shares included in the Shelf Registration Statement shall discontinue sales of Purchase Shares pursuant to such Shelf Registration Statement upon receipt of notice from Buyer of its intention to remove from registration the shares covered by such Shelf Registration Statement which remain unsold, and such Sellers shall notify Buyer of the number of shares registered which remain unsold immediately upon receipt of such notice from Buyer.

52

          (g) With the written consent of Buyer and the Sellers and the Permitted Transferees holding at least seventy-five percent (75%) of the Purchase Shares that are then outstanding, any provision of this Section 10.2 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. No such waiver or amendment may adversely affect any Seller in a manner that is materially different from the other Sellers generally, without its written consent.

          (h) Buyer shall furnish to each Seller upon request a reasonable number of copies of a prospectus and any supplement to or any amendment of the prospectus used in connection with the Shelf Registration Statement that may be necessary to facilitate the public sale or other disposition of all or any of the Purchase Shares held by such Seller.

ARTICLE 11

Miscellaneous

     11.1 Notices. Any notice or other communication under this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given when actually received or (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery, (b) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise.

     11.2 Entire Agreement. This Agreement, its schedules and exhibits, contain every obligation and understanding between the parties relating to the subject matter hereof, merges all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any representations, warranties, covenants, or other understandings, other than as expressly provided or referred to herein or therein.

     11.3 Assignment. This Agreement may not be assigned by any party without the written consent of the other party; provided that Buyer may assign the right to acquire the Securities under this Agreement to one of its Subsidiaries, whether such Subsidiary currently exists or is formed in the future; provided, that Buyer shall continue to be liable for all obligations and this Agreement and shall become jointly and severally liable for the obligations related to the acquisition of the Securities by the Subsidiary assignee under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

     11.4 Waiver and Amendment. Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof

53

extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof may be amended by the parties hereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party by a person who, to the extent applicable, has been authorized by its board of directors or the Company Board of Directors, as applicable, to execute waivers, extensions or amendments on its behalf. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party’s rights under such provisions at any other time or a waiver of such party’s rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party’s right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

     11.5 No Third Party Beneficiary. Except as provided by Sections 7.3(a), 7.3(b), 7.3(c), 7.3(d), 7.4(c) and Article 10, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     11.6 Severability. In the event that any one or more of the provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any provision is invalid, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     11.7 Expenses. Each party agrees to pay, without right of reimbursement from the other party, the costs (hereafter referred to as “Costs”) incurred by it incident to the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, costs incident to the preparation of this Agreement, and the fees and disbursements of counsel, accountants and consultants employed by such party in connection herewith. All transfer Taxes applicable to the transfer of the Securities to the Buyer shall be paid by Buyer.

     11.8 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

     11.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

54

     11.10 No Consequential Damages, Etc. Notwithstanding anything to the contrary elsewhere in this Agreement, no party hereto shall in any event be liable to any other party for any consequential, incidental, indirect, special or punitive damages of such other party.

     11.12 Injunctive Relief. It is possible that remedies at law may be inadequate and, therefore, the parties hereto shall be entitled to equitable relief including, without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

     11.13 Governing Law. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

     11.14 Jurisdiction and Venue. This Agreement shall be subject to the exclusive jurisdiction of the courts of Delaware. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Delaware by virtue of a failure to perform an act required to be performed in the State of Delaware and irrevocably, unconditionally and expressly agree to submit to the jurisdiction of the courts of the State of Delaware for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by Law, any objection or immunities to jurisdiction which they may now or hereafter have (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, or any judgment entered by any court in respect hereof brought in the State of Delaware, and further irrevocably waive any claim that any suit, action or proceeding brought in Delaware has been brought in an inconvenient forum. The Company and the Sellers’ submission of jurisdiction to the courts of Delaware is solely for the purposes of this Agreement and for no other purpose, including any other dispute involving the parties.

     11.15 Waiver of Jury Trial. Each party hereby waives to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated herby or thereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 11.15.

     11.16 Disclosure Schedules. Each of the parties acknowledges that matters reflected in the Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Schedules. Inclusion of any matter in a Schedule shall not be construed as an admission that such matter is material. Non-material matters are disclosed in the Schedules for informational purposes

55

and do not necessarily include other matters of a similar nature. Any matter disclosed on one Schedule (excluding for the avoidance of doubt the Company Due Diligence List) shall be deemed disclosed for purposes of all other Schedules so long as such disclosures to such other Schedule is readily apparent on the face of such Schedule.

[Signature Page to Follow]

56

Execution Copy

          IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

Buyer APHTON CORPORATION
By:

Name: Title: Address: Facsimile:

Company: IGENEON KREBS-IMMUNTHERAPIE FORSCHUNGS- UND ENTWICKLUNGS-AG
By:

Name: Title: Address: Facsimile:

Signed, Sealed and Delivered
In the Presence of:

SIGNATURE OF WITNESS	Name: Helmut Eckert

	Address:	Hohestrasse 167
PRINT NAME OF WITNESS		4104 Oberwil Switzerland

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Helmut Eckert’s representative based on Helmut Eckert’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered
In the Presence of:

SIGNATURE OF WITNESS	Name: Hans Loibner

	Address:	Heimgasse 23
PRINT NAME OF WITNESS		1230 Vienna Austria

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Hans Loibner’s representative based on Hans Loibner’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered
In the Presence of:

SIGNATURE OF WITNESS	Name: Gottfried Himmler

	Address:	Colloredogasse 2-9
PRINT NAME OF WITNESS		1180 Vienna Austria

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Gottfried Himmler’s representative based on Gottfried Himmler’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered
In the Presence of:

SIGNATURE OF WITNESS	Name: Eugen Stermetz

	Address:	Biberstrasse 9/13
PRINT NAME OF WITNESS		1010 Vienna Austria

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Eugen Stermetz’s representative based on Eugen Stermetz’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered
In the Presence of:

SIGNATURE OF WITNESS	Name: Karin Schwertner

	Address:	Veitingergasse 63
PRINT NAME OF WITNESS		1130 Vienna Austria

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Karin Schwertner’s representative based on Karin Schwertner’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered
In the Presence of:

SIGNATURE OF WITNESS	Name: Erich Wasserbauer

	Address:	Leo Mathauserstrasse 18-24
PRINT NAME OF WITNESS		Haus 5 1230 Vienna Austria

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Erich Wasserbauer’s representative based on Erich Wasserbauer’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:	3i Bioscience Investment Trust plc, a public limited company duly organized and existing under the laws of England and Wales, registered at Companies House under No. 3840423

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	91 Waterloo Road London SE1 8XP United Kingdom

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as 3i Bioscience Investment Trust plc’s representative based on 3i Bioscience Investment Trust plc’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:	3i Group Investments LP, a limited partnership duly organized and existing under the laws of England and Wales, registered at Companies House under No. LP 6504

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	91 Waterloo Road London SE1 8XP United Kingdom

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as 3i Group Investments LP’s representative based on 3i Group Investments LP’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:
BdW Beteiligungsgesellschaft für die deutsche Wirtschaft mbH & Co KG, a limited partnership duly organized and existing under the laws of Germany, registered with the Commercial Register in Frankfurt am Main under HRA 27887

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	An der Welle 4 60322 Frankfurt am Main Germany

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as BdW Beteiligungsgesellschaft für die deutsche Wirtschaft mbH & Co KG’s representative based on BdW Beteiligungsgesellschaft für die deutsche Wirtschaft mbH & Co KG’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:	Capexit Beteiligungs Invest MF-AG, a stock corporation duly organized and existing under the laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 206803y

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	Rathausstrabe 19 1010 Vienna Austria

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Capexit Beteiligungs Invest MF-AG’s representative based on Capexit Beteiligungs Invest MF-AG’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:	Capexit Private Equity Invest AG, a stock corporation duly organized and existing under the laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 206732v

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	Rathausstrabe 19 1010 Vienna Austria

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Capexit Private Equity Invest AG’s representative based on Capexit Private Equity Invest AG’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:
CBG Commerz Beteiligungsgesellschaft Holding mbH, a limited liability company duly organized and existing under the laws of Germany, registered with the Commercial Register in Bad Homburg under HRB 3553

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	Mainzer Landstrasse 60327 Frankfurt Germany

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as CBG Commerz Beteiligungsgesellschaft Holding mbH’s representative based on CBG Commerz Beteiligungsgesellschaft Holding mbH’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:
DB Industrial Holdings Beteiligungs AG & Co KG, a limited partnership duly organized and existing under the laws of Germany, registered with the Commercial Register in Frankfurt am Main under HRA 29770

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	Frankfurter Strasse 10-14 65760 Eschborn Germany

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as DB Industrial Holdings Beteiligungs AG & Co KG’s representative based on DB Industrial Holdings Beteiligungs AG & Co KG’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:	gamma II Beteiligungs AG, a stock corporation duly organized and existing under the laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 200922z

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	Marokkanergasse 22 1030 Vienna Austria

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as gamma II Beteiligungs AG’s representative based on gamma II Beteiligungs AG’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:
Horizonte Technologie Fonds österreich BV, a private limited company duly organized and existing under the laws of the Netherlands, registered with the Commercial Register at Noordwest-Holland under No. 37085692

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	Nijverheidsweg 31c 1851NW Heiloo the Netherlands

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Horizonte Technologie Fonds Österreich BV’s representative based on Horizonte Technologie Fonds Österreich BV’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:
Novartis Forschungsstiftung, a private trust duly organized and existing under the laws of Switzerland, registered with the Commercial Register of the Kanton Basel Stadt Hauptregister under CH-270.7.001.329-7

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	Lichtstrasse 35 CH-4056 Basel Switzerland

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Novartis Forschungsstiftung’s representative based on Novartis Forschungsstiftung’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:	Strategic European Technologies NV, a limited liability company duly organized and existing under the laws of the Netherlands, registered with the Chamber of Commerce in Amsterdam under No. 37079241

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	Address:	Oranje Nassaulaan 26 5211 AX’s-Hertogenbosch the Netherlands

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Strategic European Technologies NV’s representative based on Strategic European Technologies NV’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:	VCG Venture Capital Gesellschaft mbH & Co Fonds III KG, a limited partnership duly organized and existing under the laws of Germany, registered with the Commercial Register at Munich under HRA 76312

	Address:	Neumarkter Strabe 28
SIGNATURE OF WITNESS		81673 Munich Germany

PRINT NAME OF WITNESS

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as VCG Venture Capital Gesellschaft mbH & Co Fonds III KG’s representative based on VCG Venture Capital Gesellschaft mbH & Co Fonds III KG’s written power of attorney dated December [__], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:	Burrill Life Sciences Capital Fund, L.P., a limited partnership duly organized and existing under the laws of Delaware

	Address:	One Embarcadero Center
SIGNATURE OF WITNESS		Suite 2700 San Francisco, CA 94111 USA

PRINT NAME OF WITNESS

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Burrill Life Sciences Capital Fund, L.P.’s representative based on Burrill Life Sciences Capital Fund, L.P.’s written power of attorney dated December [___], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:	Burrill Indiana Life Sciences Capital Fund, L.P., a limited partnership duly organized and existing under the laws of Delaware

	Address:	One Embarcadero Center
SIGNATURE OF WITNESS		Suite 2700 San Francisco, CA 94111 USA

PRINT NAME OF WITNESS

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Burrill Indiana Life Sciences Capital Fund, L.P.’s representative based on Burrill Indiana Life Sciences Capital Fund, L.P.’s written power of attorney dated December [___], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:
Invest Unternehmensbeteiligungs Aktiengesellschaft, a stock corporation duly organized and existing under the laws of Austria, registered with the Commercial Register of the Provincial Court in Linz under FN 87792g

	Address:	Europaplatz 1a
SIGNATURE OF WITNESS		4020 Linz Austria

PRINT NAME OF WITNESS

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Invest Unternehmensbeteiligungs Aktiengesellschaft’s representative based on Invest Unternehmensbeteiligungs Aktiengesellschaft’s written power of attorney dated December [___], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

Signed, Sealed and Delivered In the Presence of:
Ilab24 Mittelstandsfinanzierungs AG, a stock corporation duly organized and existing under the laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 197864b

SIGNATURE OF WITNESS

	Address:	Marokkanergasse 22/7a
PRINT NAME OF WITNESS		1030 Vienna Austria

SIGNATURE OF WITNESS PRINT NAME OF WITNESS	signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Ilab24 Mittelstandsfinanzierungs AG’s representative based on Ilab24 Mittelstandsfinanzierungs AG’s written power of attorney dated December [___], 2004:

DORDA BRUGGER JORDIS Rechtsanwälte GmbH Dr Karl Lueger-Ring 10 A-1010 Wien

ANNEX C

CERTIFICATE OF AMENDMENT

OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
APHTON CORPORATION

      Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Aphton Corporation, a Delaware corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

      FIRST: That by written consent of the Board of Directors of the Corporation, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation declaring its advisability and directing that this amendment be submitted for consideration by the stockholders. The resolution is as follows:

RESOLVED, that the Board of Directors of the Corporation deems it advisable and in the best interest of the Corporation to increase the authorized capital stock of the Corporation, by amending the Amended and Restated Certificate of Incorporation of the Corporation as follows:

The first sentence of ARTICLE FOURTH is amended in its entirety to read as follows:

“FOURTH: The total authorized capital stock of the Corporation shall be 104,000,000 shares consisting of:

1. 100,000,000 shares of Common Stock, par value $0.001; and

2. 4,000,000 shares of Preferred Stock, par value $0.001.

      SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly signed by the undersigned authorized officer of the Corporation this            day of                     , 2005.

APHTON CORPORATION

By:

C-1

REVOCABLE PROXY

APHTON CORPORATION
8 Penn Center, Suite 2300
1628 JFK Boulevard
Philadelphia, Pennsylvania 19103

SPECIAL MEETING OF STOCKHOLDERS

March 22, 2005
10:00 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James F. Smith and Patrick T. Mooney, M.D., each with full power of substitution, to act as proxies for the undersigned and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on March 22, 2005, at 10:00 a.m. Eastern Time, at Aphton Corporation, 8 Penn Center, Suite 2300, 1628 JFK Boulevard, Philadelphia, Pennsylvania 19103 and at any and all adjournments thereof.

     This proxy is revocable and will be voted as directed, but if no instructions are specified on an executed proxy that is returned, then this proxy will be voted FOR the proposals listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and the accompanying Proxy Statement relating to the Special Meeting.

PLEASE VOTE, DATE, AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

APHTON CORPORATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE

     “FOR” EACH OF THE FOLLOWING PROPOSALS

		For	Against	Abstain

1.	The issuance of 21,500,000 shares of common stock of Aphton Corporation in connection with the proposed acquisition of all of the equity securities of Igeneon AG.	☐	☐	☐

		For	Against	Abstain

2.	An amendment to the Aphton Corporation Amended and Restated Certificate of Incorporation to increase the number of authorized shares of all classes of stock that Aphton Corporation may issue from 64,000,000 shares to 104,000,000 shares, of which 4,000,000 shares shall be classified as preferred stock and 100,000,000 shares shall be classified as common stock.	☐	☐	☐

PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

For address change and/or comments, please		☐
check this box and write them on the back where indicated.

Please indicate if you plan to attend the Special Meeting	☐	☐
	Yes	No

Signature (PLEASE SIGN WITHIN BOX)	Date

Signature (Joint Owners)	Date

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Aphton Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.